Registration No. 33-15489


                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC  20549

                                FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          / X /

     PRE-EFFECTIVE AMENDMENT NO. ___                             /   /

     POST-EFFECTIVE AMENDMENT NO. 35                             / X /

                                 and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  / X /

     Amendment No. 38                                            / X /

                    OPPENHEIMER QUEST FOR VALUE FUNDS
-------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in Charter)

          Two World Trade Center, New York, New York 10048-0203
-------------------------------------------------------------------------
                (Address of Principal Executive Offices)

                             (212) 374-1600
-------------------------------------------------------------------------
                     (Registrant's Telephone Number)

                            Andrew J. Donohue
                   Oppenheimer Management Corporation
          Two World Trade Center, New York, New York 10048-0203
-------------------------------------------------------------------------
                 (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

     /   / immediately upon filing pursuant to paragraph (b)

     / X / On November 24, 1995 pursuant to paragraph (b)

     /   / 60 days after filing pursuant to paragraph (a)

     /   / On _________, pursuant to paragraph (a)(1)

     /   / 75 days after filing pursuant to paragraph (a) (2)

     /   / On _________, pursuant to paragraph (a)(2)

           of Rule 485.

-------------------------------------------------------------------------
Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended October 31, 1994, was filed on December 14, 1994

                          CROSS REFERENCE SHEET


Form N-1A
Item
Part A    Caption                       Prospectus
1.        Cover Page                    Cover Page

2.        Synopsis                      Summary of Fund Expenses

3.        Condensed Financial InformationFinancial Highlights

4.        General Description of RegistrantInvestment Objectives of the Fund; ds Investment Restrictions
                                        and Techniques; Additional Information

5.        Management of the Fund        Investment Management Agreement;  Additional Information

6.        Capital Stock and Other SecuritiesDividends and Distributions; Additional Information

7.        Purchase of Securities        How to Buy Shares; Additional Information

8.        Redemption or Repurchase      How to Redeem Shares; How to Exchange Shares; Additional
                                        Information

9.        Legal Proceedings             N/A

Part B    Caption                       Statement of Additional Information

10.       Cover Page                    Cover Page

11.       Table of Contents             Table of Contents

12.       General Information and HistoryN/A

13.       Investment Objectives and PoliciesInvestment of the Trust's Assets; Investment Restrictions

14.       Management of the Fund        Trustees and Officers

15.       Control Persons and Principal Principal Holders of Securities; Trustees and Officers
          Holders of Securities

16.       Investment Advisory and Other Investment Management and Other Services; Distribution and
          Service                       Service Plan; Additional Information

17.       Brokerage Allocation          Investment Management and Other Services

18.       Capital Stock and Other SecuritiesAdditional Information

19.       Purchase, Redemption and
          Pricing of Securities         Determination of Net Asset Value

20.       Tax Status                    Additional Information

21.       Underwriters                  Additional Information

22.       Calculations of Performance DataPortfolio Yield and Total Return Information

23.       Financial Statements          Financial Statements

OPPENHEIMER
QUEST GROWTH & INCOME VALUE FUND

Prospectus dated November 24, 1995


Oppenheimer Quest Growth and Income Value Fund (the "Fund"), a series of Oppenheimer Quest for Value Funds, is a mutual fund that seeks to achieve a combination of growth of capital and investment income with growth of capital as the primary objective, by investing in securities that are believed by OpCap Advisors ("the Sub-Adviser") to be undervalued in the marketplace and to offer the possibility of increased value. Ordinarily, the Fund invests in assets in common stocks (with emphasis on dividend paying stocks), preferred stocks, securities convertible into common stock, and debt securities. The Fund may invest in lower-quality, high-yielding convertible debt securities and other debt securities and currently intends to limit its investments in these securities to up to 25% of its assets. In an uncertain investment environment, the Fund may stress defensive investment methods. Please refer to "Investment Restrictions and Techniques" for more information about the types of securities in which the Fund invests, its investment methods and the risks of investing in the Fund.

          This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the November 24, 1995, Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                                 (OppenheimerFunds logo)


Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

                                        ABOUT THE FUND
          3                             Expenses
          6                             A Brief Overview of the Fund
          7                             Financial Highlights
          10                            Investment Objective and Policies
of the Fund
          11                            Risk Factors
          14                            Investment Restrictions and
Techniques
          19                            Investment Management Agreement



          21                            ABOUT YOUR ACCOUNT
                                        How to Buy Shares
                                        Class A Shares
                                        Class B Shares
                                        Class C Shares
          34                            Special Investor Services
                                        AccountLink
                                        Automatic Withdrawal and Exchange
Plans
                                        Reinvestment Privilege
                                        Retirement Plans
          36                            How to Sell Shares
                                        By Mail
                                        By Telephone
          38                            How to Exchange Shares
          39                            Shareholder Account Rules and
Policies
          41                            Dividends and Distributions
          43                            Additional Information

          A-1 Appendix A: Sales Charges and Waivers for Certain Former Quest Shareholders, and for Certain
                                        Shares Purchased Prior to the
                                        Date of this Prospectus

          B-1                           Appendix B: Description of Ratings

A B O U T  T H E  F U N D

Expenses

          The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you might expect to bear indirectly, based upon the Fund's fees and expenses in effect as of the date of this Prospectus after giving effect to the acquisition by Oppenheimer Management Corporation described below.

          -- Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account" from pages 21 through 44 for an explanation of how and when these charges apply.

                              Class A    Class B            Class C
                              Shares     Shares             Shares
--------------------------------------------------------------------------
Maximum Sales                 5.75%      None               None
Charge on Purchases
(as a % of offering price)
-------------------------------------------------------------------------
Sales Charge on               None       None               None
Reinvested Dividends
-------------------------------------------------------------------------
Deferred Sales Charge         None(1)    5% in the first    1.0% if
(as a % of the lower of the              year, declining    shares are
original purchase price or               to 1% in the       redeemed
redemption proceeds)                     sixth year and     within 12
                                         eliminated         months of
                                         thereafter(2)      purchase(2)
-------------------------------------------------------------------------
Exchange Fee                  None       None               None

(1)If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12, 18 or 24 calendar months from the end of the calendar month during which you purchased those shares, depending upon when you purchased such shares.
See "How to Buy Shares - Class A Shares," below.
(2)See "How to Buy Shares - Class B Shares" and "How to Buy Shares - Class C Shares," below, for more information on the contingent deferred sales charges.

     -- Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer Management Corporation (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "Investment Management Agreement," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

     The numbers in the chart below are projections of the Fund's business expenses based on the Fund's expenses in its fiscal year ended October 31, 1994. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "Management Fees" and "Total Fund Operating Expenses" have been restated to reflect the elimination, concurrently with the acquisition by the Manager described below, of a voluntary management fee waiver. Had the voluntary fee waiver remained in effect, the "Management Fees" would have been 0.39%, 0.49% and 0.37% for Class A, Class B and Class C shares, respectively, and "Total Fund Operating Expenses" would have been 1.86%, 2.57% and 2.62% for Class A, Class B and Class C shares, respectively.

     The "12b-1 Distribution Plan Fees" for Class A shares are the service plan fees (the maximum fee is 0.25% of average annual net assets of that class), and the asset-based sales charge of 0.15% of the average annual net assets of that class. For Class B and Class C shares, the "12b-1 Distribution Plan Fees" are the service plan fees of 0.25% of average annual net assets of the class, and the asset-based sales charge of 0.75% of the average annual net assets of the class. These plans are described in greater detail in "How to Buy Shares."

     The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares.

                                  Class A      Class B      Class C
                                  Shares       Shares       Shares
-------------------------------------------------------------------------
Management Fees                   0.85%        0.85%        0.85%
-------------------------------------------------------------------------
12b-1 Distribution
Plan Fees                         0.40%        1.00%        1.00%
-------------------------------------------------------------------------
Other Expenses                    1.07%        1.08%        1.25%
-------------------------------------------------------------------------
Total Fund
Operating Expenses                2.32%        2.93%        3.10%

     -- Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make $1,000 investments in each class of shares of the Fund, that the Fund's annual return is 5%, that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses chart above and that Class B shares automatically convert into Class A shares six years after purchase. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each 1, 3, 5 and 10 years:

                   1 year    3 years    5 years    10 years(1)
--------------------------------------------------------------
Class A Shares     $80       $126       $174       $308
Class B Shares     $80       $121       $174       $298
Class C Shares     $41       $96        $163       $341

     If you did not redeem your investment, it would incur the following expenses:

                   1 year    3 years    5 years    10 years(1)
--------------------------------------------------------------
Class A Shares     $80       $126       $174       $308
Class B Shares     $30       $91        $154       $298
Class C Shares     $31       $96        $163       $341

(1)The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts Class B shares into Class A shares after 6 years. Because of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulatory requirements. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

     These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.

A Brief Overview of the Fund

     Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

     -- What Is the Fund^s Investment Objective? The Fund's investment objective is a combination of growth of capital and investment income with growth of capital as the primary objective, by investing in securities that are believed by OpCap Advisors (the "Sub-Adviser") to be undervalued in the marketplace and to offer the possibility of increased value.

     -- Who Manages the Fund? The Fund's investment adviser (the "Manager") is Oppenheimer Management Corporation, which (including a subsidiary) manages investment companies having over $38 billion in assets as of September 30, 1995. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's Sub-Adviser is OpCap Advisors, a subsidiary of Oppenheimer Capital, which is paid a fee by the Manager. The Fund's portfolio manager is employed by the Sub-Adviser and is primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the Manager, the Sub-Adviser and the portfolio manager. Please refer to "Investment Management Agreement," starting on page 19 for more information about the Manager and its fees.

     -- How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic
Investment Plan under AccountLink. Please refer to "How To Buy Shares" on page 21 for more details.

     -- Will I Pay A Sales Charge to Buy Shares? The Fund has three classes of shares. All classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Purchases of $1 million or more of Class A shares have no initial sales charge but are subject to a contingent deferred sales charge of up to 1% if held for less than 12, 18 or 24 months, depending upon when you purchased such shares. Class B shares are offered without a front-end sales charge, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you owned your shares. Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge of 1% if redeemed within one year of buying them. There is also an annual asset-based sales charge on Class A, Class B and Class C shares. Please review "How To Buy Shares" starting on page 21 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

     -- How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How To Sell Shares" on page 36. The Fund also offers exchange privileges with other Oppenheimer funds, described in "How To Exchange Shares" on page 38.

     -- How Has the Fund Performed? The Fund measures performance by quoting its average annual total return and cumulative total return, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. Please remember that past performance does not guarantee future results.

Financial Highlights

     The table on the following pages presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. This information has been audited by Price Waterhouse LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended October 31, 1994 (audited), is included in the Statement of Additional Information, along with the Fund's financial statements for the six months ended April 30, 1995 (unaudited).

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

GROWTH AND INCOME FUND

Class A,
 YEAR ENDED OCTOBER 31,
  1994                        $   11.24     $    0.32      $    0.55      $    0.87     $   (0.32)       $   (1.70)       $   (2.02)
  1993                            10.80          0.30           0.73           1.03         (0.26)           (0.33)           (0.59)
 NOVEMBER 4, 1991 (3)
  TO OCTOBER 31, 1992             10.00(4)       0.28           0.80           1.08         (0.28)           --               (0.28)
Class B,
 YEAR ENDED OCTOBER 31, 1994      11.23          0.25           0.56           0.81         (0.27)           (1.70)
(1.97)
 SEPTEMBER 2, 1993 (5)
  TO OCTOBER 31, 1993             11.21(4)       0.04           0.05           0.09         (0.07)           --               (0.07)
Class C,
 YEAR ENDED OCTOBER 31, 1994      11.23          0.24           0.56           0.80         (0.26)           (1.70)
(1.96)
 SEPTEMBER 2, 1993 (5)
  TO OCTOBER 31, 1993             11.21(4)       0.04           0.05           0.09         (0.07)           --               (0.07)

Class A,
 YEAR ENDED OCTOBER 31,
  1994                         $   10.09        8.64%  $  30,576        1.86%(1,2)      3.16%(1,2)   113%
  1993                             11.24        9.93%     28,466        1.90%(2)        2.66%(2)     192%
 NOVEMBER 4, 1991 (3)
  TO OCTOBER 31, 1992              10.80       10.84%      8,057        2.23%(2,6)      2.73%(2,6)    77%
Class B,
 YEAR ENDED OCTOBER 31, 1994       10.07        7.96%      2,928        2.47%(1,2)      2.53%(1,2)   113%
 SEPTEMBER 2, 1993 (5)
  TO OCTOBER 31, 1993              11.23        0.81%        319        2.49%(2,6)      1.83%(2,6)   192%
Class C,
 YEAR ENDED OCTOBER 31, 1994       10.07        7.91%        455        2.62%(1,2)      2.39%(1,2)   113%
 SEPTEMBER 2, 1993 (5)
  TO OCTOBER 31, 1993              11.23        0.81%        102        2.49%(2,6)      2.18%(2,6)   192%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1994, FOR CLASSES A, B, AND C WERE $29,112,348, $1,585,755, AND $298,294, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED A PORTION OF ITS FEE. IF SUCH WAIVER HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR CLASS A WOULD HAVE BEEN 2.32% AND 2.70%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1994, 2.18% AND 2.38%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1993 AND 2.98% AND 1.98%, ANNUALIZED, RESPECTIVELY, FOR THE PERIOD NOVEMBER 4, 1991 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1992. THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.93% AND 2.07%, RESPECTIVELY, FOR CLASS B AND 3.10% AND 1.91%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1994 AND 2.88% AND 1.44%, ANNUALIZED, RESPECTIVELY, FOR CLASS B AND 2.87% AND 1.80%, ANNUALIZED, RESPECTIVELY, FOR CLASS C, FOR THE PERIOD SEPTEMBER 2, 1993 (INITIAL OFFERING) TO OCTOBER 31, 1993.
(3) COMMENCEMENT OF OPERATIONS.
(4) OFFERING PRICE.
(5) INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(6) ANNUALIZED.
------------------------------
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, BUT DOES NOT REFLECT DEDUCTIONS FOR SALES CHARGES. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

                                              INCOME FROM
                                         INVESTMENT OPERATIONS                DIVIDENDS AND DISTRIBUTIONS
                                  -----------------------------------   ---------------------------------------
                                                 Net                                  Distributions
                                              Realized                                to
                                                 and                     Dividends    Shareholders
                                              Unrealized                    to         from Net                    Net
                     Net Asset       Net        Gain                    Shareholders   Realized        Total      Asset
                      Value,      Investment   (Loss)     Total from     from Net        Gain        Dividends    Value,
                     Beginning     Income        on       Investment    Investment        on            and       End of   Total
                     of Period     (Loss)     Investments Operations      Income      Investments   Distributions Period  Return*
Growth and Income Fund
Class A,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                  $10.09        $ 0.18      $ 0.67        $ 0.85        $(0.18)       $(0.42)       $(0.60)   $10.34   9.11%
 YEAR ENDED
 OCTOBER 31,
  1994                 11.24          0.32        0.55          0.87         (0.32)        (1.70)        (2.02)   10.09    8.64%
  1993                 10.80          0.30        0.73          1.03         (0.26)        (0.33)        (0.59)   11.24    9.93%
 NOVEMBER 4, 1991
 (7) TO OCTOBER
 31, 1992              10.00(3)       0.28        0.80          1.08         (0.28)        --            (0.28)   10.80   10.84%
Class B,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                   10.07          0.16        0.66          0.82         (0.16)        (0.42)        (0.58)   10.31    8.79%
 YEAR ENDED
 OCTOBER 31, 1994      11.23          0.25        0.56          0.81         (0.27)        (1.70)        (1.97)   10.07    7.96%
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993              11.21(3)       0.04        0.05          0.09         (0.07)        --            (0.07)   11.23    0.81%
Class C,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                   10.07          0.14        0.67          0.81         (0.14)        (0.42)        (0.56)   10.32    8.67%
 YEAR ENDED
 OCTOBER 31, 1994      11.23          0.24        0.56          0.80         (0.26)        (1.70)        (1.96)   10.07    7.91%
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993              11.21(3)       0.04        0.05          0.09         (0.07)        --            (0.07)   11.23    0.81%

                                                   RATIOS
                               ----------------------------------------------
                                                   Ratio of Net
                       Net     Ratio of Net         Investment
                     Assets     Operating             Income
                     End of      Expenses             (Loss)           Portfolio
                     Period     to Average          to Average         Turnover
                     (000's)    Net Assets          Net Assets          Rate
Growth and Income Fund
Class A,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                $  32,969   1.92%(1,2,5)        3.78%(1,2,5)          63%
 YEAR ENDED
 OCTOBER 31,
  1994                 30,576   1.86%(2)            3.16%(2)             113%
  1993                 28,466   1.90%(2)            2.66%(2)             192%
 NOVEMBER 4, 1991
 (7) TO OCTOBER
 31, 1992               8,057   2.23%(2,5)          2.73%(2,5)            77%
Class B,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                    4,231   2.49%(1,2,5)        3.25%(1,2,5)          63%
 YEAR ENDED
 OCTOBER 31, 1994       2,928   2.47%(2)            2.53%(2)             113%
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993                 319   2.49%(2,5)          1.83%(2,5)           192%
Class C,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                      897   2.77%(1,2,5)        3.00%(1,2,5)          63%
 YEAR ENDED
 OCTOBER 31, 1994         455   2.62%(2)            2.39%(2)             113%
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993                 102   2.49%(2,5)          2.18%(2,5)           192%

(1) AVERAGE NET ASSETS FOR THE SIX MONTHS ENDED APRIL 30, 1995, FOR CLASSES A, B, AND C WERE $30,191,320, $3,343,785, $609,761, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED A PORTION OF ITS FEES. IF SUCH WAIVER HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR CLASS A WOULD HAVE BEEN 2.17% AND 3.53%, ANNUALIZED, RESPECTIVELY, FOR THE SIX MONTHS ENDED APRIL 30, 1995, 2.32% AND 2.70%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1994 AND 2.18% AND 2.38%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1993 AND 2.98% AND 1.98%, ANNUALIZED, RESPECTIVELY, FOR THE PERIOD NOVEMBER 4, 1991 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1992. THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.73% AND 3.01%, ANNUALIZED, RESPECTIVELY, FOR CLASS B AND 3.00% AND 2.77%, ANNUALIZED, RESPECTIVELY, FOR CLASS C, FOR THE SIX MONTHS ENDED APRIL 30, 1995, 2.93% AND 2.07%, RESPECTIVELY, FOR CLASS B AND 3.10% AND 1.91%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1994 AND 2.88% AND 1.44%, ANNUALIZED, RESPECTIVELY, FOR CLASS B AND 2.87% AND 1.80%, ANNUALIZED, RESPECTIVELY, FOR CLASS C, FOR THE PERIOD SEPTEMBER 2, 1993 (INITIAL OFFERING) TO OCTOBER 31, 1993.
------------------------------
(3)  OFFERING PRICE.
(4)  INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(5)  ANNUALIZED.
(6)  UNAUDITED.
(7)  COMMENCEMENT OF OPERATIONS.
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, BUT DOES NOT REFLECT DEDUCTIONS FOR SALES CHARGES. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

Investment Objective and Policies of the Fund

     OpCap Advisors (formerly known as Quest for Value Advisors) manages the portfolio of the Fund in accordance with its investment objective and policies described below, pursuant to a Subadvisory Agreement with the Manager.

     The Fund seeks to achieve a combination of growth of capital and investment income with growth of capital as the primary objective, by investing in securities that are believed by the Sub-Adviser to be undervalued in the marketplace and to offer the possibility of increased value. The Fund invests in marketable securities traded on national securities exchanges and in the over-the-counter market. Ordinarily, the Fund invests its assets in common stocks (with emphasis on dividend paying stocks), preferred stocks, securities convertible into common stock, and debt securities. The Fund may invest in lower-quality, high-yielding convertible debt securities and other debt securities and currently intends to limit its investments in these securities to up to 25% of its assets. See "." By focusing its purchases of equity securities on those issued by mature companies which it believes to be under-valued, the Fund seeks to achieve both its objectives of obtaining capital appreciation as well as income from dividends. The Fund's purchases of convertible securities similarly affords it the potential of capital growth through the conversion option and greater investment income prior to conversion. The Fund's purchases of debt securities furthers the objective of investment income and offers potential for capital appreciation in an economic environment of declining interest rates or as a result of improved issuer credit quality. It is anticipated that the Fund, as a result of its investment approach, will be less volatile than the market in general. The Fund is managed by Colin Glinsman, Senior Vice President of Oppenheimer Capital. Mr. Glinsman has been portfolio manager of this Fund since 1992. Since 1991, Mr. Glinsman has assisted with the management of the Quest for Value Dual Purpose Fund, Inc., a closed-end fund managed by OpCap Advisors, and has been a securities analyst with Oppenheimer Capital since 1989. He was previously an investment banker with Prudential Securities and Morgan Grenfell, and qualified as a certified public accountant while with Coopers & Lybrand.

     To provide liquidity for the purchase of new instruments and to effect redemptions of shares, the Fund typically invests a part of its assets in various types of U.S. government securities and high quality, short-term debt securities with remaining maturities of one year or less such as government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements ("money market instruments"). For temporary defensive purposes, the Fund may invest up to 100% of its assets in such securities and preferred stock. At any time that the Fund, for temporary defensive purposes, invests in such securities, to the extent of such investments, it is not pursuing its investment objective.

     Except as indicated, the investment objective and policies described above are fundamental and may not be changed without a vote of the shareholders. It is anticipated that the Fund will have an annual turnover rate (excluding turnover of securities having a maturity of one year or less) of 100% or less. For the year ended October 31, 1994, the Fund's annual turnover rate was 113%, which was higher than anticipated, as a result of asset allocation shifts made in reaction to interest rate changes, and the overall market outlook. To the extent that higher portfolio turnover increases capital gains, more taxes will be payable.

Risk Factors

     The value of the Fund's shares will fluctuate and on redemption the value of your shares may be more or less than your investment.

     There are two types of risk generally associated with owning equity securities: market risk and financial risk. Market risk is the risk associated with the movement of the stock market in general. Financial risk is associated with the financial condition and profitability of the underlying company. Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

     There are two types of risk associated with owning debt securities: interest rate risk and credit risk. Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities will normally decline and if interest rates fall, the value of debt securities will normally increase. All debt securities, including U.S. government securities, which are generally considered to be the most creditworthy of all debt obligations, are subject to interest rate risk. Securities with longer maturities generally will have a more pronounced reaction to interest rate changes than shorter term securities.

     Credit risk relates to the ability of the issuer to make periodic interest payments and ultimately repay principal at maturity. Bonds rated Baa3 by Moody's Investors Services, Inc. ("Moody^s") or BBB- by Standard
& Poor^s Corporation ("S&P") which the Fund may acquire are described by those rating agencies as having speculative elements. If a debt security is rated below investment grade by one rating agency and as investment grade by a different rating agency, the Sub-Adviser will make a determination as to the debt security's investment grade quality. The Fund may invest up to 25% of the value of its net assets in convertible debt and other debt securities rated not lower than Caa by Moody's or CCC by S&P, Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff") or, if unrated, deemed to be of comparable quality by the Sub-Adviser. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. Securities rated Caa by Moody's or CCC by S&P, Fitch and Duff are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal and to be of poor standing. Securities rated Ca by Moody's are speculative to a high degree; such issues are often in default or have other marked shortcomings. A security rated C by Moody's has extremely poor prospects of ever attaining any real investment standing. Securities rated CI by S&P are income bonds on which no interest is being paid, and securities rated D by S&P are in payment default. Debt obligations of issuers outside the United States and its territories are rated on substantially the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the issuer but do not take into account potential actions by the government controlling the currency of denomination which might have a negative effect on exchange rates. The Fund does not intend to hold such lower-rated securities unless the opportunities for capital appreciation and income, combined, remain attractive. See the Appendix in this Prospectus for a more complete general description of Moody's, S&P, Fitch and Duff ratings.

     The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market risk of these securities. Therefore, although these ratings may be an initial criterion for selection of such investments, the Sub-Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund^s ability to achieve its investment objectives may be more dependent on the Sub-Adviser's credit analysis than might be the case for a fund that invested in higher rated securities. Once the rating of a security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

     The market price and yield of securities rated Ba or lower by Moody's and BB or lower by S&P, Fitch or Duff are more volatile than those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. In addition, the retail secondary market for these securities may be less liquid than that of higher rated securities; adverse market conditions could make it difficult at times for the Fund to sell certain securities. The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than higher rated securities. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. Consequently, the risk associated with acquiring the securities of such issuers is greater than with higher rated securities. The Fund is not obliged to dispose of securities due to changes by the rating agencies. Although there is no minimum rating for the Fund's investments, the Fund does not intend to invest in bonds which are in default. To the extent the Fund invests in mortgage-backed securities, it will be subject to prepayment risks. Prepayments of mortgage principal reduce the stream of future payments and generate cash which must be reinvested. Prepayments tend to increase following declines in interest rates, resulting in reinvestment in a lower interest rate environment.

     The nature and degree of market and financial risk affecting an investment in the Fund will depend on the relative amounts of the Fund's assets committed to equity, longer-term debt or money market securities at any particular time.

     Higher portfolio turnover can be expected to result in a higher incidence of short-term capital gains upon which taxes will be payable and will also result in correspondingly higher transaction costs.

-- Additional Risks of Foreign Securities. The Fund may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the counter markets or represented by American Depository Receipts. There is no limit to the amount of such foreign securities the Fund may acquire. Certain factors and risks are presented by investment in foreign securities which are in addition to the usual risks inherent in domestic securities. Foreign companies are not necessarily subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by the Fund than is available concerning U.S. companies. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; income earned in the foreign nation being subject to taxation, including withholding taxes on interest and dividends (see "Shareholder Account Rules and Policies") or other taxes imposed with respect to investments in the foreign nation; limitations on the removal of securities, property or other assets of a fund; difficulties in pursuing legal remedies and obtaining judgments in foreign courts, or political or social instability or diplomatic developments which could affect U.S. investments in those countries. For a description of the risks of possible losses through holding of securities in foreign custodian banks and depositories, see " and Special Considerations" in the Statement of Additional Information.

     Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Non-U.S. stock exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S. and commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. transactions. In addition, there may in certain instances be delays in the settlement of non-U.S. stock exchange transactions. Certain countries restrict foreign investments in their securities markets. These restrictions may limit or preclude investment in certain countries, industries or market sectors, or may increase the cost of investing in securities of particular companies. Purchasing the shares of investment companies which invest in securities of a given country may be the only or the most efficient way to invest in that country. This may require the payment of a premium above the net asset value of such investment companies and the return will be reduced by the operating expenses of those investment companies.

     A decline in the value of the U.S. dollar against the value of any particular currency will cause an increase in the U.S. dollar value of the Fund's holdings denominated in such currency. Conversely, a decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency. Some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets which could adversely affect the Fund. The Fund does not intend to speculate in foreign currency in connection with the purchase or sale of securities on a foreign securities exchange but may enter into foreign currency contracts to hedge their foreign currency exposure. While those transactions may minimize the impact of currency appreciation and depreciation, the Fund will bear a cost for entering into the transaction and such transactions do not protect against a decline in the security's value relative to other securities denominated in that currency.

-- Options and Futures. Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing call options are strategies designed to protect against falling security prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can cause losses if prices fall. If securities prices remain unchanged over time, option writing strategies tend to be profitable while option buying strategies tend to be unprofitable. The Fund intends to engage only in futures contracts, options on futures contracts or options on stock indexes for bona fide hedging or other non-speculative purposes. The Fund will not enter into any leveraged futures transactions.

-- Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. Repurchase agreements involve certain risks.

     For a further description of options and futures, repurchase agreements and other investment techniques used by the Fund, see
"Investment Restrictions and Techniques," below.

Investment Restrictions and Techniques

     The Fund is subject to certain investment restrictions which are fundamental policies changeable only by shareholder vote. The restrictions in a and b below do not apply to U.S. government securities. The Fund may not : (a) With respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer; (b) Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, the Fund may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by the Fund for investment purposes (for this purpose, a foreign government is considered an industry). Concentration of investment in securities of one issuer may tend to increase the Fund's financial risk (See "," p. 11); (c) Borrow money in excess of 33 1/3% of the value of the Fund's total assets; the Fund may borrow only from banks and only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5% of the total assets; (d) Invest more than 10% of the Fund's total assets in illiquid securities, including securities for which there is no readily available market, repurchase agreements which have a maturity of longer than seven days, securities subject to legal or contractual restrictions and certain over-the-counter options (it is the opinion of the Wisconsin Securities Commission that investments in restricted securities in excess of 5% of the Fund's total assets may be considered a speculative activity and therefore involve greater risk and increase the Fund's expenses; to comply with Wisconsin's securities laws, the Fund has agreed to limit investments in restricted securities to 5% of its total assets, although the restriction is not a fundamental policy of the Fund); and (e) Invest more than 5% of the Fund's total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. (This restriction is not a fundamental policy of the Fund, but was adopted to comply with a state's securities laws.)

     Notwithstanding investment restriction (d) above, the Fund may purchase securities which are not registered under the Securities Act of 1933 ("1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or OpCap Advisors, acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a relatively recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by the Fund in these securities. Other investment restrictions are described in the Statement of Additional Information.

     The investment techniques or instruments described below are used for investment programs of the Fund.

-- Repurchase Agreements. The Fund\s may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Fund acquires a debt security for a relatively short period (usually for one day and very seldom for more than one week) subject to an obligation of the seller to repurchase (and the Fund's obligation to resell) the security at an agreed-upon higher price, thereby establishing a fixed investment return during the holding period. Pending such repurchase, the seller of the instrument maintains securities as collateral equal in market value to the repurchase price.

     In the event a seller defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a seller's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. The Fund's Board of Trustees has established procedures, which are periodically reviewed by the Board, pursuant to which the Sub-Adviser will monitor the creditworthiness of the dealers and banks with which the Fund enter into repurchase agreement transactions.

-- Loans of Portfolio Securities. The Fund may lend portfolio securities if collateral (cash, U.S. Government or agency obligations or letters of credit) securing such loans is maintained daily in an amount at least equal to the market value of the securities loaned and if the Fund does not incur any fees (except transaction fees of the custodian bank) in connection with such loans. The Fund may call the loan at any time on five days' notice and reacquire the loaned securities. The Fund would receive the cash equivalent of the interest or dividends paid by the issuer on the securities loan and would have the right to receive the interest on investment of the cash collateral in short-term debt instruments. A portion of either or both kinds of such interest may be paid to the borrower of such securities. The Fund would continue to retain any voting rights with respect to the securities. The value of the securities loaned, if any, is not expected to exceed 10% of the value of the Fund's total assets. There is a risk that the borrower of the securities may default and the Fund may have difficulty in reacquiring the loaned securities.

-- Mortgage-Backed Securities. The Fund may invest in a type of mortgage-backed security known as modified pass-through certificates. Each certificate evidences an interest in a specific pool of mortgages that have been grouped together for sale and provides investors with payments of interest and principal. The issuer of modified pass-through certificates guarantees the payment of the principal and interest whether or not the issuer has collected such amounts on the underlying mortgage.

     The average life of these securities varies with the maturities of the underlying mortgage instruments (generally up to 30 years) and with the extent of prepayments or the mortgages themselves. Any such prepayments are passed through to the certificate holder, reducing the stream of future payments. Prepayments tend to rise in periods of falling interest rates, decreasing the average life of the certificate and generating cash which must be invested in a lower interest rate environment. This could also limit the appreciation potential of the certificates when compared to similar debt obligations which may not be paid down at will, and could cause losses on certificates purchased at a premium or gains on certificates purchased at a discount. Government National Mortgage Association ("Ginnie Mae") certificates represent pools of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veteran's Administration. The guarantee of payments under these certificates is backed by the full faith and credit of the United States. Federal National Mortgage Association ("Fannie Mae") is a government-sponsored corporation owned entirely by private stockholders. The guarantee of payments under these instruments is that of Fannie Mae only. They are not backed by the full faith and credit of the United States but the U.S. Treasury may extend credit to Fannie Mae through discretionary purchases of its securities. The U.S. Government has no obligation to assume the liabilities of Fannie Mae. Federal Home Loan Mortgage Corp. ("Freddie Mac") is a corporate instrumentality of the United States government whose stock is owned by the Federal Home Loan Banks. Certificates issued by Freddie Mac represent interest in mortgages from its portfolio. Freddie Mac guarantees payments under its certificates but this guarantee is not backed by the full faith and credit of the United States and Freddie Mac does not have authority to borrow from the U.S. Treasury.

     The coupon rate of these instruments is lower than the interest rate on the underlying mortgages by the amount of fees paid to the issuing agencies, usually approximately 1/2 of 1%. It is not anticipated that the Fund's investments will have any particular maturity. Mortgage-backed securities, due to the scheduled periodic repayment of principal, and the possibility of accelerated repayment of underlying mortgage obligations, fluctuate in value in a different manner than other, non-redeemable debt securities. The Fund also may invest in "collateralized mortgage obligations" ("CMO's") which are debt obligations secured by mortgage-backed securities where the investor looks only to the issuer of the security for payment of principal and interest.

-- Options and Futures. The Fund may buy and sell options on stock indexes, futures contracts and options on futures to hedge its investments against changes in value or as a temporary substitute for purchases or sales of actual securities. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is not fully invested ("anticipatory hedge"). Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline or increase in interest rates that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and by so doing, provide an alternative to the liquidation of securities positions in the Fund with attendant transaction costs. All options purchased or sold by the Fund will be traded on a U.S. or foreign commodities exchange or will result from separate, privately negotiated transactions with a primary government securities dealer recognized by the Board of Governors of the Federal Reserve System or with other broker-dealers approved by the Fund's Board. Options on securities, futures contracts and options on futures contracts that are traded on foreign exchanges are subject to the risk of governmental action affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (v) lesser trading volume and
(vi) in certain circumstances, currency fluctuations.

     So long as Commodities Futures Trading Commission rules so require, the Fund will not enter into any financial futures or options contract unless such transactions are for bona-fide hedging purposes or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5% of the liquidation value of the Fund's total assets. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other liquid high-grade debt securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash, U.S. Government securities or other liquid high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. As a result, the Fund forgoes the opportunity of trading the segregated assets or writing calls against those assets. There may not be a complete correlation between the price of options or futures and the market prices of the underlying securities. The Fund may lose the ability to profit from an increase in the market value of the underlying securities or may lose its premium payment. If due to a lack of a market the Fund could not effect a closing purchase transaction with respect to an OTC option, it would have to hold the callable securities until the call lapsed or was exercised.

-- When-Issued and Delayed Delivery Securities and Firm Commitments. The Fund may purchase securities on a "when-issued" or "delayed delivery" basis or may either purchase or sell securities on a "firm commitment basis," whereby the price is fixed at the time of commitment but delivery and payment may be as much as a month or more later. The underlying securities are subject to market fluctuations and no interest accrues prior to delivery of the securities.

-- Rights and Warrants. The Fund may invest up to 5% of its total assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. The 5% limitation is not a fundamental policy.

Investment Management Agreement

     The Fund is managed by the Manager, Oppenheimer Management Corporation, which supervises the Fund^s investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement with the Fund which states the Manager^s responsibilities. The agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund pays to conduct its business.

     The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $38 billion as of September 30, 1995, and with more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

     For its services under the Investment Advisory Agreement, the Fund pays the Manager an annual fee based on the Fund^s daily net assets at the rate of 0.85% of net assets. The Fund also reimburses the Manager for bookkeeping and accounting services performed on behalf of the Fund.

     The Manager has retained OpCap Advisors to provide day-to-day portfolio management of the Fund. OpCap Advisors is a majority-owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the Fund by OpCap Advisors. The Manager will pay OpCap Advisors monthly an annual fee based on the average daily net assets of the Fund equal to 40% of the advisory fee collected by the Manager based on the total net assets of the Fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the base amount. Oppenheimer Financial Corp., a holding company, holds a 33% interest in Oppenheimer Capital, a registered investment advisor, and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining 67% interest. Oppenheimer Capital has operated as an investment advisor since 1968.

     Prior to the date of this Prospectus, OpCap Advisors was named Quest for Value Advisors and was the investment adviser to the Fund. Effective the date of this Prospectus, the Manager acquired the investment advisory and other contracts and business relationships and certain assets and liabilities of Quest for Value Advisors, Quest for Value Distributors and Oppenheimer Capital relating to twelve Quest for Value mutual funds, including the Fund. Pursuant to this acquisition and Fund shareholder approval received on November 3, 1995, the Fund entered into the following agreements, effective the date of this Prospectus: the Investment Advisory Agreement between the Fund and the Manager, and the distribution and service plans and agreements between the Fund and the Distributor. Further, the Manager entered into a subadvisory agreement with the Sub-Adviser for the benefit of the Fund. These agreements are described below.

     OpCap Advisors may select its affiliate Oppenheimer & Co., Inc. ("Opco"), a registered broker-dealer to execute transactions for the Fund, provided that the commissions, fees or other remuneration received by Opco are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. When selecting broker-dealers other than Opco, OpCap Advisors may consider their record of sales of shares of the Fund.

     The Fund is responsible for bearing certain expenses attributable to the Fund but not to a particular class ("Fund Expenses"), including deferred organization expenses; taxes; registration fees; typesetting of prospectuses and financial reports required for distribution to shareholders; brokerage commissions; fees and related expenses of trustees or directors who are not interested persons; legal, accounting and audit expenses; custodian fees; insurance premiums; and trade association dues. Fund Expenses will be allocated based on the total net assets of each class. Each class of shares of the Fund will also be responsible for certain expenses attributable only to that class ("Class Expenses"). These Class Expenses may include distribution and service fees, transfer and shareholder servicing agent fees, professional fees, printing and postage expenses for materials distributed to current shareholders, state registration fees and shareholder meeting expenses. Such items are considered Class Expenses provided such fees and expenses relate solely to such Class. A portion of printing expenses, such as typesetting costs, will be divided equally among the Fund, while other printing expenses, such as the number of copies printed, will be considered Class Expenses.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

     -- Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more OppenheimerFunds or former Quest Funds, you will not pay an initial sales charge, but if you sell any of those shares within 12, 18 or 24 months of buying them, you may pay a contingent deferred sales charge at a rate that depends upon when you bought such shares. The amount of that sales charge will vary depending on the amount you invested. Sales charges are described in "Buying Class A Shares" below.

     -- Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years you will normally pay a contingent deferred sales charge that varies, depending on how long you have owned your shares. It is described in "Buying Class B Shares" below.

     -- Class C Shares. When you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. It is described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest, how long you plan to hold your investment, and whether you anticipate exchanging your shares for shares of other Oppenheimer funds (not all of which currently offer Class B and Class C shares). If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

     In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the asset-based sales charges on Class B and Class C expenses (which will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class you invest in.

     The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

     -- How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest.
For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or C shares for which no initial sales charge is paid.

     Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem within 6 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C Shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

     However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

     And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or $1 million or more of Class B or C shares, respectively, from a single investor.

     Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

     Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

     -- Are There Differences in Account Features That Matter to You? Because some account features may not be available for Class B or Class
C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by those classes, such as the asset-based sales charges described below and in the Statement of Additional Information.

     -- How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class rather than another class. It is important that investors understand that the purpose of the contingent deferred sales charges and asset-based sales charges for Class B and Class C shares are the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

     With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

     Under pension and profit-sharing plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

     There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other OppenheimerFunds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

     -- How Are Shares Purchased? You can buy shares several ways: through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

     -- Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

     -- Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

     -- Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member, to transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

     Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

     -- Asset Builder Plans. You may purchase shares of the Fund (and up to four other OppenheimerFunds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

     -- At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day the New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day the New York Stock Exchange is open (which is a "regular business day").

     If you buy shares through a dealer, the dealer must receive your order by the regular close of business of the New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

-------------------------------------------------------------------------
                           Front-End Sales Charge    Commission
                             As a Percentage of      as Percentage
                           Offering      Amount      of Offering
Amount of Purchase         Price         Invested    Price
------------------------------------------------------------------------
Less than $25,000          5.75%         6.10%       4.75%

$25,000 or more but
less than $50,000          5.50%         5.82%       4.75%

$50,000 or more but
less than $100,000         4.75%         4.99%       4.00%

$100,000 or more but
less than $250,000         3.75%         3.90%       3.00%

$250,000 or more but
less than $500,000         2.50%         2.56%       2.00%

$500,000 or more but
less than $1 million       2.00%         2.04%       1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

     -- Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the OppenheimerFunds in the following cases:

     -- Purchases aggregating $1 million or more, or

     -- Purchases by an OppenheimerFunds prototype 401(k) plan that: (1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

     Shares of any of the Oppenheimer funds that offer only one class of shares that has no designation are considered "Class A shares" for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commission.

     If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of
(1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge. Class A shares of the Fund purchased subject to a contingent deferred sales charge on or prior to the date of this Prospectus will be subject to a contingent deferred sales charge at the applicable rate set forth in Appendix A to this Prospectus.

     In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

     No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 12, 18 or 24 months of the end of the calendar month of the purchase of the exchanged shares, depending upon the date of purchase, the sales charge will apply.

     -- Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

     -- Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can cumulate shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold that investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Transfer Agent. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

     -- Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

     -- Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

     -- the Manager or its affiliates;

     -- present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

     -- registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

     -- dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

     -- employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

     -- dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients;

     -- dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares of defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services;

     -- directors, trustees, officers or full time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan for any of them;

     -- accounts advised by Oppenheimer Capital or persons who are directors or trustees of such accounts;

     -- purchases made with the proceeds of maturing principal of any Qualified Unit Investment Liquid Trust Series;

     -- any unit investment trust that has entered into an appropriate agreement with the Distributor; or

     -- purchases by a Quest-sponsored TRAC-2000 401(k) plan that originally purchased Class B or Class C shares and which shares were exchanged for Class A shares at net asset value due to the termination of the Class B and Class C shares TRAC-2000 program (any such TRAC-2000 shareholders on the date of this Prospectus will be assessed an administrative fee equal to 1% of their account value on the date of this Prospectus).

     See Appendix A for further details regarding sales charge waivers on purchases by certain shareholders of the former Quest for Value funds.

     Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

     -- shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

     -- shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

     -- shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor; or

     -- shares purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.

     See Appendix A for further details regarding sales charge waivers in certain transactions involving shareholders of the former Quest for Value funds.

     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge does not apply to purchases of Class A shares at net asset value without sales charge as described in the two sections above. It is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

     -- for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans");

     -- to return excess contributions made to Retirement Plans;

     -- to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

     -- involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

     -- if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or

     -- for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

     The Class A contingent deferred sales charge will be waived for certain additional types of redemptions, if the shares were purchased prior to the date of this Prospectus, as set forth in Appendix A to this Prospectus.

     -- Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class
A shares. Under the Plan, the Fund pays an annual asset-based sales charge to the Distributor of 0.15% of the average annual net assets of the class. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of the class. The Distributor uses all of the service fee and a portion of the asset-based sales charge (equal to 0.10% annually) to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. The Distributor retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan.

     Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period.

     The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since                        Contingent Deferred Sales Charge
Beginning of Month In Which        on Redemptions in that Year
Purchase Order was Accepted        (As % of Amount Subject to Charge)

0 - 1                              5.0%
1 - 2                              4.0%
2 - 3                              3.0%
3 - 4                              3.0%
4 - 5                              2.0%
5 - 6                              1.0%
6 and following                    None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

     -- Automatic Conversion of Class B Shares. Six years after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

     -- Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class
B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

     The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fee increase Class B expenses by 1.00% of average net assets per year.

     The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale.

     The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class B shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class B shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class B shares before the Plan was terminated.

     -- Waivers of Class B Sales Charges. The Class B contingent deferred sales charge will not apply to shares purchased in certain types of transactions, nor will it apply to shares redeemed in certain circumstances, as described below under "Buying Class C Shares--Waivers of Class B and Class C Sales Charges."

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

     -- Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan for Class C shares to compensate the Distributor for distributing Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class C shares.

     The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class C expenses by 1.00% of average net assets per year.

     The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The total up-front commission paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

     The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class C shares. Those payments are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class C shares, including compensation of personnel of the Distributor who support distribution of Class C shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class C shares before the plan was terminated.

     -- Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

     -- distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent received the request), or (b) following the death or disability (as defined in the Internal Revenue Code ("IRC")) of the participant or beneficiary (the death or disability must have occurred after the account was established);

     -- redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

     -- returns of excess contributions to Retirement Plans;

     -- distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59-1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59-1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the IRC and may not exceed 10% of the account value annually, measured from the date the Transfer Agent received the request);

     -- shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or

     -- distributions from OppenheimerFunds prototype 401(k) plans: (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the IRC; (3) to meet minimum distribution requirements as defined in the IRC; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the IRC; (5) for separation from service.

     Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

     -- shares sold to the Manager or its affiliates;

     -- shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

     -- shares issued in plans or reorganization to which the Fund is a party.

     The Class B and Class C contingent deferred sales charge will be waived for certain additional types of redemptions, if the shares were purchased prior to the date of this Prospectus, as set forth in Appendix A to this Prospectus.

Special Investors Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

     AccountLink privileges must be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges on signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

     -- Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

     -- PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal
Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

     -- Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

     -- Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

     -- Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

     -- Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

     -- Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A shares, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of a Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

     -- Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

     -- 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

     -- SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP IRAs

     -- Pension and Profit-Sharing Plans for self-employed persons and small business owners

     -- 401(k) prototype retirement plans for businesses

     Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

     You can arrange to take money out of your account on any regular business day by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

     -- Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

     -- Certain Requests Require A Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

     -- You wish to redeem more than $50,000 worth of shares and receive a check
     -- The redemption check is not payable to all shareholders listed on the account statement
     -- The redemption check is not sent to the address of record on your statement
     -- Shares are being transferred to a Fund account with a different owner or name
     -- Shares are redeemed by someone other than the owners (such as an Executor)

     -- Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

     -- Your name
     -- The Fund's name
     -- Your Fund account number (from your account statement)
     -- The dollar amount or number of shares to be redeemed
     -- Any special payment instructions
     -- Any share certificates for the shares you are selling
     -- The signatures of all registered owners exactly as the account is registered, and
     -- Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for      Send courier or Express Mail
request by mail:                   requests to:
Oppenheimer Shareholder Services   Oppenheimer Shareholder Services
P.O. Box 5270                      10200 E. Girard Avenue, Building D
Denver, Colorado 80217             Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. Shares held in an OppenheimerFunds retirement plan or under a share certificate may not be redeemed by telephone.

     -- To redeem shares through a service representative, call 1-800-852-
8457
     -- To redeem shares automatically on PhoneLink, call 1-800-533-3310

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

     -- Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, once in each 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

     -- Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

     Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

     -- Shares of the fund selected for exchange must be available for sale in your state of residence
     -- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
     -- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
     -- You must meet the minimum purchase requirements for the fund you purchase by exchange
     -- Before exchanging into a fund, you should obtain and read its prospectus

     Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

     Exchanges may be requested in writing or by telephone:

     -- Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

     -- Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

     There are certain exchange policies you should be aware of:

     -- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

     -- Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

     -- The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

     -- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

     -- Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

     -- The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

     -- Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

     -- The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither it nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

     -- Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

     -- Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

     -- The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

     -- Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

     -- Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

     -- Under unusual circumstances, shares of the Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to the Statement of Additional Information for more details.

     -- "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

     -- The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

     -- To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

     -- Transfer Agent and Shareholder Servicing Agent. The transfer agent and shareholder servicing agent is Oppenheimer Shareholder Services. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, L.P. who acquire shares of the Fund, and for former shareholders of the Unified Funds and Liquid Green Trusts, accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee, and other accounts for which Unified Management Corporation is the dealer of record.

Dividends and Distributors

Dividends from net investment income are declared and paid quarterly for the Fund. The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources would, in effect, represent a return of each shareholder's investment. All or a portion of such payments would not be taxable to shareholders.

Distributions from net long-term capital gains, if any, for the Fund normally are declared and paid annually, subsequent to the end of its fiscal year, which is October 31st. Distributions from net short-term capital gains, if any, will be made annually. Short-term capital gains include the gains from the disposition of securities held less than one year, a portion of the premiums from expired put and call options written by the Fund and net gains from closing transactions with respect to such options. If required by tax laws to avoid excise or other taxes, dividends and/or capital gains distributions may be made more frequently.

Dividends paid by the Fund with respect to Class A, B and C shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day, with each class bearing its own distribution and other class-related expenses. Accordingly, the higher distribution fees paid by Class B and C shares and the higher resulting expense ratio will cause such shares to be paid lower per share dividends than those paid on Class A shares. However, a Class B or C shareholder will receive more shares at the time of purchase than a Class A shareholder investing the same dollar amount since no sales charge is deducted from the amount invested in Class B or C shares.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

     -- Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

     -- Reinvest Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

     -- Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

     -- Reinvest Your Distributions in Another Oppenheimer funds Account. You can reinvest all distributions in another Oppenheimer funds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

     -- "Buying a Dividend": When the Fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

     -- Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

     -- Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

     This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Additional Information

     --   Organization of the Fund.  The Fund is one of four portfolios of Oppenheimer Quest for Value Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on April 17, 1987. The Trust may establish additional portfolios which may have different investment objectives from those stated in this prospectus.

     The Fund is not required to hold annual shareholder meetings, although special meetings may be called as required by applicable law or as requested in writing by holders of 10% or more of the outstanding shares of the Fund for the purpose of voting upon the question of removal of a trustee. The Fund will assist shareholders in communicating with one another in connection with such a meeting. For matters affecting only one portfolio of the Trust, only the shareholders of that portfolio are entitled to vote. For matters affecting all the portfolios, but affecting them differently, separate votes by portfolio are required. Stock certificates for Class B or Class C shares will not be issued. No stock certificates will be issued for Class A shares unless specifically requested in writing.

     Under Massachusetts law shareholders of the Trust could, in certain circumstances, be held personally liable as partners for obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and its portfolios and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust on behalf of its portfolios. The Declaration of Trust also provides indemnification out of the Trust's property for any shareholder held personally liable for any of the obligations of the Trust. Thus, the risk of loss to a shareholder from being held personally liable for the obligations of the Trust is limited to the unlikely circumstance in which the Trust would be unable to meet its obligations.

     Each class of shares represents identical interests in the Fund's investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to the: (a) designation of each class,
(b) effect of the respective sales charges, if any, for each class,
(c) distribution fees borne by each class, (d) expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) exchange privilege of each class.

-- Performance Information. From time to time the Fund may advertise yield and total return figures, based on historical earnings. The figures are not intended to indicate future performance. "Yield" is calculated by dividing the net investment income for the stated period (exclusive of gains, if any, from options and futures transactions) by the value, at maximum offering price on the last day of the period, of the average number of shares entitled to receive dividends during the period. The yield formula assumes that net investment income is earned at a constant rate and reinvested semi-annually. "Total Return" refers to the average annual compounded rates of return over some representative period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period. The Fund also may advertise its total return over different periods of time by means of aggregate, average, year by year or other types of total return figures. In addition, reference in advertisements may be made to ratings and rankings among similar funds by independent evaluators such as Lipper Analytical Services, Inc. or Morningstar and the performance of the Fund may be compared to recognized indices of market performance. Performance data will be computed separately for each Class of shares in accordance with formulas specified by the Securities and Exchange Commission.

-- Possible Conflicts of Interest Between Classes. The Board of the Fund has determined that currently no conflict of interest exists between Class A, B and/or C shares of the Fund. On an ongoing basis, the Board shall monitor the Fund for the existence of any material conflicts between the interests of the classes of outstanding shares. The Board shall take such action as is reasonably necessary to eliminate any such conflicts that may develop, up to and including establishing a new Fund.

-- Custodian. The custodian of the assets for the Fund is State Street Bank and Trust Company, whose principal business address is P.O. Box 8505, Boston, MA 02266-8505. Cash balances of the Fund with the Custodian in excess of $100,000 are unprotected by Federal deposit insurance. Such uninsured balances may at times be substantial.

-- Transfer Agent and Shareholder Servicing Agent. The transfer agent and shareholder servicing agent is Oppenheimer Shareholder Services, a subsidiary of the Manager, whose address is P.O. Box 5270, Denver, Colorado 80217.

-- Shareholder Servicing Agent for Certain Shareholders. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, L.P. who acquire shares of the Fund, and for former shareholders of the Unified Funds and Liquid Green Trusts, accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee, and other accounts for which Unified Management Corporation is the dealer of record.

                               APPENDIX A

              Sales Charges and Waivers for Certain Former
               Quest Shareholders, and for Certain Shares
             Purchased Prior to the Date of this Prospectus

A.   Class A Sales Charge

     1.   Class A Reduced Sales Charge for Certain Former Quest
Shareholders.

     -- Group and Association Purchases and Purchases by Certain Qualified Retirement Plans. The following table sets forth the applicable sales charge for purchases of Class A shares made through a single broker or dealer by qualified retirement plans, which for purposes of this Appendix A, only, are 401(k) plans, 403(b) plans, SEP/IRA and IRA plans of a single employer, and by members of associations formed for any purpose other than the purchase of securities that purchased shares of any former Quest Fund or that received a proposal from OCC Distributors prior to the date of this Prospectus:

                          Front-End     Front-End
                          Sales Charge  Sales Charge
                          as Percentage as Percentage  Commission as
Number of Eligible        of Offering   of Amount      Percentage of
Employees or Members      Price         Invested       Offering Price

9 or less                 2.50%         2.56%          2.00%
Between 10 & 49           2.00%         2.04%          1.60%
50 or more                   0%         See "Class A Contingent
                                        Deferred Sales Charge,"
                                        page __ of the Prospectus.

     Purchases made under the Group Purchase provision will qualify for the lower of the sales charge computed according to the table based on the number of eligible employees in a plan or members of an association or the sales charge level under the Rights of Accumulation described above. Purchases by retirement plans covering 50 or more eligible employees or by associations or groups with 50 or more members shall be entitled to the sales charge waiver applicable to purchases of $1 million or more. In addition, purchases by 401(k) plans can qualify for this sales charge waiver if, in the opinion of OCC Distributors, the distributor of the prior Quest funds, the initial purchase plus projected contributions to be invested in the plan for the following 12 months will exceed $1,000,000. Individuals who qualify for reduced sales charges as members of associations, groups or eligible employees in plans as set forth in the above table also may purchase shares for their individual or custodial accounts at the same sales charge level, upon request to the Fund's Distributor.

     2. Rate of Class A Contingent Deferred Sales Charge. Class A shares of the Fund purchased without a sales charge prior to July 1, 1994 are subject to a contingent deferred sales charge if they are redeemed within 24 months of the end of the calendar month in which they were purchased in an amount equal to 1% if the redemption occurs within the first 12 months and equal to .5 of 1% if the redemption occurs in the next 12 months. Class A shares of the Fund purchased without a sales charge on or after July 1, 1994 but prior to the date of this Prospectus are subject to a contingent deferred sales charge if they are redeemed within 12 months of the end of the calendar month of their purchase in an amount equal to 1%.

     3. Waiver of Class A Initial and Contingent Deferred Sales Charge for Certain Former Quest Shareholders. Class A shares of the Fund purchased by the following investors are not subject to any Class A sales charges:

     -- Shareholders of the AMA Family of Funds who acquired shares of any of the former Quest for Value Funds pursuant to a combination of a Quest Fund with a portfolio of the AMA Family of Funds who were shareholders of the AMA Family of Funds on February 28, 1991; or

     -- Shareholders who acquired shares of any former Quest for Value Fund pursuant to the combination of certain Quest Funds with portfolios of the Unified Funds.

     4. Waiver of Class A Contingent Deferred Sales Charge ("CDSC") in Certain Transactions Involving Former Quest Shareholders. The Class A CDSC will not apply with respect to Class A shares of the Fund purchased by certain investors who were shareholders of any former Quest for Value Funds prior to the date of this Prospectus, as follows:

     -- Special Fiduciary Relationships. The contingent deferred sales charge will not apply with respect to purchases of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder.

     -- Purchases by Strategic Alliances. The contingent deferred sales charge will not apply with respect to purchases of Class A shares by participants in qualified retirement plans that are part of strategic alliances. No sales charge will be imposed on such purchases and the Distributor will pay to the selling dealer a commission described above in "Class A Contingent Deferred Sales Charge."

     5. Waiver of Class A Initial and Contingent Deferred Sales Charge. The Class A initial and contingent deferred sales charge will not apply to qualified retirement plans that are part of strategic alliances that purchase shares on or after the date of this Prospectus but prior to March 31, 1996.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers

     1. Waivers for Redemptions with Respect to Purchases Prior to March 6, 1995. The contingent deferred sales charge will be waived in the case of redemptions of Class A, B or C shares of the Fund purchased prior to March 6, 1995 in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code ("IRC") or from custodial accounts under IRC
Section 403(b)(7), individual retirement accounts under IRC
Section 408(a), deferred compensation plans under IRC section 457 and other employee benefit plans ("plans"), and returns of excess contributions made to these plans, (ii) withdrawals under an automatic withdrawal plan where the annual withdrawal does not exceed 10% of the opening value of the account (only for Class B and C shares); and
(iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum.

     2. Waivers for Redemption with Respect to Purchases on or After March 6, 1995 but Prior to Date of the Prospectus. The contingent deferred sales charge will be waived in the case of redemptions of Class A, B or C shares of the Fund purchased on or after March 6, 1995, but prior to the date of this Prospectus in connection with (1) distributions to participants or beneficiaries from individual retirement accounts under
Section 408(a) of the IRC and retirement plans under Section 401(a), 401(k), 403(b) and 457 of the IRC, which distributions are made either
(a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the IRC) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan where the annual withdrawals do not exceed 10% of the opening value of the account (only for Class B and C shares); and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum. A shareholder will be credited with any contingent deferred sales charge paid in connection with the redemption of any Class A, B or C shares if within 90 days after such redemption, the proceeds are invested in the same Class of shares in the same and/or another Oppenheimer fund.

C.   Dealer Arrangements.

     1. Dealers who previously sold Class B shares of the Fund to Quest prototype 401(k) plan accounts maintained on the TRAC-2000 recordkeeping system and whose accounts were transferred to the OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional payment by the Distributor of 1% of the value of the assets so transferred, such payment not to exceed $5,000.

     2. Dealers who previously sold Class C shares of the Fund to Quest prototype 401(k) plan accounts maintained on the TRAC-2000 recordkeeping system and (i) which shares in such accounts were exchanged for Class A shares, or (ii) whose accounts were transferred to the OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional payment by the Distributor of 1% of the value of the assets so transferred, such payment not to exceed $5,000.

                               Appendix B

                         Description of Ratings

Bond Ratings

-- Moody's Investors Service, Inc.

Aaa: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated "Baa" are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds which are rated "C" can be regarded as having extremely poor prospects of ever retaining any real investment standing.

-- Standard & Poor's Corporation

AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

-- Fitch Investors Service, Inc.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery of these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Short-Term Debt Ratings.

-- Moody's Investors Service, Inc. The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and
(e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows:

MIG1/VMIG1: Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

-- Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P's ratings for Municipal Notes due in three years or less are:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:  Satisfactory capacity to pay principal and interest.

S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

-- Fitch Investors Service, Inc. Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

-- Duff & Phelps, Inc.   The following ratings are for commercial paper
(defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Oppenheimer Quest Growth & Income Value Fund
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

Investment Adviser
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Sub-Advisor
OpCap Advisors
One World Financial Center
New York, New York 10281

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

Independent Auditors
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

Legal Counsel
Gordon Altman Butowsky Weitzen
  Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Additional Statement, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

LOF23/QUEST/GROW-PSP.B#1



OPPENHEIMER
QUEST OPPORTUNITY VALUE FUND

Prospectus dated November 24, 1995


Oppenheimer Quest Opportunity Value Fund (the "Fund"), a series of Oppenheimer Quest for Value Funds, is a mutual fund that seeks growth of capital over time through investments in a diversified portfolio of common stocks, bonds and cash equivalents, the proportions of which will vary based upon management's assessment of the relative values of each investment under prevailing market conditions. In an uncertain investment environment, the Fund may stress defensive investment methods. Please refer to "Investment Restrictions and Techniques" for more information about the types of securities in which the Fund invests, its investment methods and the risks of investing in the Fund.

     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the November 24, 1995, Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                                 (OppenheimerFunds logo)


Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

          ABOUT THE FUND
     3    Expenses
     5    A Brief Overview of the Fund
     6    Financial Highlights
     10   Investment Objective and Policies of the Fund
     10   Risk Factors
     13   Investment Restrictions and Techniques
     15   Investment Management Agreement



          ABOUT YOUR ACCOUNT
     16   How to Buy Shares
          Class A Shares
          Class B Shares
          Class C Shares
     29   Special Investor Services
          AccountLink
          Automatic Withdrawal and Exchange Plans
          Reinvestment Privilege
          Retirement Plans
     31   How to Sell Shares
          By Mail
          By Telephone
     33   How to Exchange Shares
     34   Shareholder Account Rules and Policies
     36   Dividends and Distributions
     38   Additional Information

          Appendix A - Sales Charges and Waivers for Certain Former Quest Shareholders, and for Certain Shares Purchased Prior to the Date of this Prospectus

A B O U T  T H E  F U N D

Expenses

     The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you might expect to bear indirectly, based upon the Fund's fees and expenses in effect as of the date of this Prospectus after giving effect to the acquisition by Oppenheimer Management Corporation described below.

     -- Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account" from pages __ through __ for an explanation of how and when these charges apply.

                              Class A    Class B            Class C
                              Shares     Shares             Shares
--------------------------------------------------------------------------
Maximum Sales                 5.75%      None               None
Charge on Purchases
(as a % of offering price)
-------------------------------------------------------------------------
Sales Charge on               None       None               None
Reinvested Dividends
-------------------------------------------------------------------------
Deferred Sales Charge         None(1)    5% in the first    1.0% if
(as a % of the lower of the              year, declining    shares are
original purchase price or               to 1% in the       redeemed
redemption proceeds)                     sixth year and     within 12
                                         eliminated         months of
                                         thereafter(2)      purchase(2)
-------------------------------------------------------------------------
Exchange Fee                  None       None               None

(1)If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12, 18 or 24 calendar months from the end of the calendar month during which you purchased those shares, depending upon when you purchased such shares.
See "How to Buy Shares - Class A Shares," below.
(2)See "How to Buy Shares - Class B Shares" and "How to Buy Shares - Class C Shares," below, for more information on the contingent deferred sales charges.

     -- Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer Management Corporation (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "Investment Management Agreement," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

     The numbers in the chart below are projections of the Fund's business expenses based on the Fund's expenses in its fiscal year ended October 31, 1994. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "12b-1 Distribution Plan Fees" for Class A shares are the service plan fees (the maximum fee is 0.25% of average annual net assets of that class), and the asset-based sales charge of 0.25% of the average annual net assets of that class. For Class B and Class C shares, the "12b-1 Distribution Plan Fees" are the service plan fees of 0.25% of average annual net assets of the class, and the asset-based sales charge of 0.75% of the average annual net assets of the class. These plans are described in greater detail in "How to Buy Shares."

     The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares.

                                  Class A      Class B      Class C
                                  Shares       Shares       Shares
-------------------------------------------------------------------------
Management Fees                   1.00%        1.00%        1.00%
-------------------------------------------------------------------------
12b-1 Distribution
Plan Fees                         0.50%        1.00%        1.00%
-------------------------------------------------------------------------
Other Expenses                    0.28%        0.34%        0.35%
-------------------------------------------------------------------------
Total Fund
Operating Expenses                1.78%        2.34%        2.35%

     -- Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make $1,000 investments in each class of shares of the Fund, that the Fund's annual return is 5%, that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses chart above and that Class B shares automatically convert into Class A shares six years after purchase. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each 1, 3, 5 and 10 years:

                   1 year    3 years    5 years    10 years(1)
--------------------------------------------------------------
Class A Shares     $75       $110       $148       $255
Class B Shares     $74       $103       $145       $241
Class C Shares     $34       $73        $126       $269

     If you did not redeem your investment, it would incur the following expenses:

                   1 year    3 years    5 years    10 years(1)
--------------------------------------------------------------
Class A Shares     $75       $110       $148       $255
Class B Shares     $24       $73        $125       $241
Class C Shares     $24       $73        $126       $269

(1)The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts Class B shares into Class A shares after 6 years. Because of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulatory requirements. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

     These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.

A Brief Overview of the Fund

     Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your accounts, such as how to sell or exchange shares.

     -- What is the Fund's Investment Objective? The Fund's investment objective is growth of capital over time through investments in a diversified portfolio of common stocks, bonds and cash equivalents, the proportions of which will vary based upon management's assessment of the relative values of each investment under prevailing market conditions.

     -- Who Manages the Fund? The Fund's investment adviser (the "Manager") is Oppenheimer Management Corporation, which (including a subsidiary) manages investment companies having over $38 billion in assets as of September 30, 1995. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's subadvisor (the "Sub-Adviser") is OpCap Advisors, a subsidiary of Oppenheimer Capital, which is paid a fee by the Manager. The Fund's portfolio manager is employed by the Sub-Adviser and is primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the Manager, the Sub-Adviser and the portfolio manager. Please refer to "Investment Management Agreement," starting on page 15 for more information about the Manager and its fees.

     -- How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic
Investment Plan under AccountLink. Please refer to "How To Buy Shares" on page 16 for more details.

     -- Will I Pay A Sales Charge to Buy Shares? The Fund has three classes of shares. All classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Purchases of $1 million or more of Class A shares have no initial sales charge but are subject to a contingent deferred sales charge of up to 1% if held for less than 12, 18 or 24 months, depending upon when you purchased such shares. Class B shares are offered without a front-end sales charge, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you owned your shares. Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge of 1% if redeemed within one year of buying them. There is also an annual asset-based sales charge on Class A, Class B and Class C shares. Please review "How To Buy Shares" starting on page 16 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

     -- How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How To Sell Shares" on page 31. The Fund also offers exchange privileges with other Oppenheimer funds, described in "How To Exchange Shares" on page 33.

     -- How Has the Fund Performed? The Fund measures performance by quoting its average annual total return and cumulative total return, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. Please remember that past performance does not guarantee future results.

Financial Highlights

     The table on the following pages presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. This information has been audited by Price Waterhouse LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended October 31, 1994 (audited), is included in the Statement of Additional Information, along with the Fund's financial statements for the six months ended April 30, 1995 (unaudited).

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Class A,
 YEAR ENDED OCTOBER 31,
  1994                        $   18.71     $    0.18      $    1.35      $    1.53     $   (0.33)       $   (0.22)       $   (0.55)
  1993                            16.73          0.35           2.02           2.37         (0.07)           (0.32)           (0.39)
  1992                            14.29          0.09           2.93           3.02         (0.03)           (0.55)           (0.58)
  1991                             9.74          0.03           4.78           4.81         (0.23)           (0.03)           (0.26)
  1990                            11.59          0.25          (1.64)         (1.39)        (0.22)           (0.24)           (0.46)
Class B,
 YEAR ENDED OCTOBER 31, 1994      18.70          0.08           1.34           1.42         (0.31)           (0.22)
(0.53)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993             18.73(3)       0.02          (0.05)         (0.03)        --               --               --
Class C,
 YEAR ENDED OCTOBER 31, 1994      18.70          0.08           1.33           1.41         (0.31)           (0.22)
(0.53)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993             18.73(3)       0.02          (0.05)         (0.03)        --               --               --

Class A,
 YEAR ENDED OCTOBER 31,
  1994                         $   19.69        8.41%  $ 163,340        1.78%(1)       0.96%(1)      42%
  1993                             18.71       14.34%    127,225        1.83%          2.69%         24%
  1992                             16.73       21.93%     40,563        2.27%          0.72%         32%
  1991                             14.29       50.44%      8,446        2.35%(2)       0.30%(2)      88%
  1990                              9.74      (12.62%)     4,570        2.00%(2)       2.30%(2)     206%
Class B,
 YEAR ENDED OCTOBER 31, 1994       19.59        7.84%     43,317        2.34%(1)       0.43%(1)      42%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993              18.70       (0.16%)     2,115        2.52%(5)       1.32%(5)      24%
Class C,
 YEAR ENDED OCTOBER 31, 1994       19.58        7.78%      7,289        2.35%(1)       0.43%(1)      42%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993              18.70       (0.16%)       313        2.52%(5)       1.13%(5)      24%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1994, FOR CLASSES A, B, AND C WERE $136,623,124, $16,215,716, AND $2,708,865, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED ITS FEES AND REIMBURSED THE FUND FOR A PORTION OF ITS OPERATING EXPENSES. IF SUCH WAIVERS AND REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 3.33% AND (0.68%), RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1991 AND 3.69% AND 0.61%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1990.
(3) OFFERING PRICE.
(4) INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(5) ANNUALIZED.
------------------------------
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, BUT DOES NOT REFLECT DEDUCTIONS FOR SALES CHARGES. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

                                 INCOME FROM INVESTMENT OPERATIONS
                                -----------------------------------         DIVIDENDS AND DISTRIBUTIONS
                                               Net                    ---------------------------------------
                                            Realized                                Distributions
                                               and                     Dividends        to
                                             Unreal-                      to        Shareholders                 Net
                   Net Asset     Net In-    ized Gain                 Shareholders   from Net                   Asset
                  Value, Be-    vestment    (Loss) on   Total from     from Net      Realized     Total Divi-   Value,   Total
                  ginning of     Income        In-      Investment    Investment      Gain on      dends and    End of    Re-
                    Period       (Loss)     vestments   Operations      Income      Investments   Distributions Period   turn*
Opportunity Fund
Class A,
 SIX MONTHS
 ENDED APRIL 30,
 1995 (6)           $19.69        $ 0.12      $ 2.25        $ 2.37        $(0.12)       $(0.61)       $(0.73)   $  21.33    12.66%
 YEAR ENDED
 OCTOBER 31,
  1994               18.71          0.18        1.35          1.53         (0.33)        (0.22)        (0.55)      19.69     8.41%
  1993               16.73          0.35        2.02          2.37         (0.07)        (0.32)        (0.39)      18.71    14.34%
  1992               14.29          0.09        2.93          3.02         (0.03)        (0.55)        (0.58)      16.73    21.93%
  1991                9.74          0.03        4.78          4.81         (0.23)        (0.03)        (0.26)      14.29    50.44%
  1990               11.59          0.25       (1.64)        (1.39)        (0.22)        (0.24)        (0.46)       9.74   (12.62%)
Class B,
 SIX MONTHS
 ENDED APRIL 30,
 1995 (6)            19.59          0.07        2.23          2.30         (0.12)        (0.61)        (0.73)      21.16    12.36%
 YEAR ENDED
 OCTOBER 31,
 1994                18.70          0.08        1.34          1.42         (0.31)        (0.22)        (0.53)      19.59     7.84%
 SEPTEMBER 2,
 1993 (4) TO
 OCTOBER 31,
 1993                18.73(3)       0.02       (0.05)        (0.03)        --            --            --          18.70    (0.16%)
Class C,
 SIX MONTHS
 ENDED APRIL 30,
 1995 (6)            19.58          0.07        2.23          2.30         (0.12)        (0.61)        (0.73)      21.15    12.37%
 YEAR ENDED
 OCTOBER 31,
 1994                18.70          0.08        1.33          1.41         (0.31)        (0.22)        (0.53)      19.58     7.78%
 SEPTEMBER 2,
 1993 (4) TO
 OCTOBER 31,
 1993                18.73(3)       0.02       (0.05)        (0.03)        --            --            --          18.70    (0.16%)

                                               RATIOS
                             -------------------------------------------
                                                Ratio of
                              Ratio of             Net
                     Net         Net           Investment
                   Assets     Operating          Income
                   End of    Expenses to        (Loss) to        Portfolio
                   Period    Average Net       Average Net       Turnover
Opportunity Fund   (000's)     Assets            Assets           Rate
Class A,
 SIX MONTHS
 ENDED APRIL 30,
 1995 (6)         $ 231,881      1.71%(1,5)        1.25%(1,5)       10%
 YEAR ENDED
 OCTOBER 31,
  1994              163,340      1.78%             0.96%            42%
  1993              127,225      1.83%             2.69%            24%
  1992               40,563      2.27%             0.72%            32%
  1991                8,446      2.35%(2)          0.30%(2)         88%
  1990                4,570      2.00%(2)          2.30%(2)        206%
Class B,
 SIX MONTHS
 ENDED APRIL 30,
 1995 (6)           102,353      2.24%(1,5)        0.75%(1,5)       10%
 YEAR ENDED
 OCTOBER 31,
 1994                43,317      2.34%             0.43%            42%
 SEPTEMBER 2,
 1993 (4) TO
 OCTOBER 31,
 1993                 2,115      2.52%(5)          1.32%(5)         24%
Class C,
 SIX MONTHS
 ENDED APRIL 30,
 1995 (6)            20,091      2.26%(1,5)        0.73%(1,5)       10%
 YEAR ENDED
 OCTOBER 31,
 1994                 7,289      2.35%             0.43%            42%
 SEPTEMBER 2,
 1993 (4) TO
 OCTOBER 31,
 1993                   313      2.52%(5)          1.13%(5)         24%

(1) AVERAGE NET ASSETS FOR THE SIX MONTHS ENDED APRIL 30, 1995, FOR CLASSES A, B, AND C WERE $185,941,734, $64,723,666, $11,766,750, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED ITS FEES AND REIMBURSED THE FUND FOR A PORTION OF ITS OPERATING EXPENSES. IF SUCH WAIVERS AND REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 3.33% AND (0.68%), RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1991 AND 3.69% AND 0.61%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1990.
------------------------------
(3)  OFFERING PRICE.
(4)  INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(5)  ANNUALIZED.
(6)  UNAUDITED.
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, BUT DOES NOT REFLECT DEDUCTIONS FOR SALES CHARGES. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

Investment Objective and Policies of the Fund

     OpCap Advisors (formerly known as Quest for Value Advisors) manages the portfolio of the Fund in accordance with its investment objective and policies described below, pursuant to a Subadvisory Agreement with the Manager.

     The Fund seeks growth of capital over time through investments in a diversified portfolio of common stocks, bonds and cash equivalents, the proportions of which will vary based upon management's assessment of the relative values of each investment under prevailing market conditions. The Fund's portfolio will normally be invested primarily in common stocks and securities convertible into common stock. During periods when common stocks appear to be overvalued and when value differentials are such that fixed-income obligations appear to present meaningful capital growth opportunities relative to common stocks or pending investment in securities with capital growth opportunities, up to 50% or more of the Fund's assets may be invested in bonds and other fixed-income obligations. This may include cash equivalents which do not generate capital appreciation. The bonds in which the Fund invests will be limited to U.S. government obligations, mortgage-backed securities, investment-grade corporate debt obligations and unrated obligations, including those of foreign issuers, which management believes to be of comparable quality. The investments of the Fund are managed by Richard J. Glasebrook II, Managing Director of Oppenheimer Capital. Mr. Glasebrook has been portfolio manager of this Fund since 1991. Previously, he was a Partner with Delafield Asset Management where he served as a portfolio manager and analyst.

     To provide liquidity for the purchase of new instruments and to effect redemptions of shares, the Fund typically invests a part of its assets in various types of U.S. government securities and high quality, short-term debt securities with remaining maturities of one year or less such as government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements ("money market instruments"). For temporary defensive purposes, the Fund may invest up to 100% of its assets in such securities. At any time that the Fund, for temporary defensive purposes, invests in such securities, to the extent of such investments, it is not pursuing its investment objective.

     Except as indicated, the investment objective and policies described above are fundamental and may not be changed without a vote of the shareholders. It is anticipated that the Fund will generally have an annual turnover rate (excluding turnover of securities having a maturity of one year or less) of 100% or less. To the extent that higher portfolio turnover increases capital gains, more taxes will be payable.

Risk Factors

     The value of the Fund's shares will fluctuate and on redemption the value of your shares may be more or less than your investment.

     There are two types of risk generally associated with owning equity securities: market risk and financial risk. Market risk is the risk associated with the movement of the stock market in general. Financial risk is associated with the financial condition and profitability of the underlying company. Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

     There are two types of risk associated with owning debt securities: interest rate risk and credit risk. Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities will normally decline and if interest rates fall, the value of debt securities will normally increase. All debt securities, including U.S. government securities, which are generally considered to be the most creditworthy of all debt obligations, are subject to interest rate risk. Securities with longer maturities generally will have a more pronounced reaction to interest rate changes than shorter term securities.

     Credit risk relates to the ability of the issuer to make periodic interest payments and ultimately repay principal at maturity. Bonds rated Baa3 by Moody's Investors Services, Inc. ("Moody^s") or BBB- by Standard
& Poor^s Corporation ("S&P"), which the Fund may acquire, are described by those rating agencies as having speculative elements. If a debt security is rated below investment grade by one rating agency and as - investment grade by a different rating agency, the Sub-Adviser will make a determination as to the debt security's investment grade quality. Debt obligations of issuers outside the United States and its territories are rated on substantially the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the issuer but do not take into account potential actions by the government controlling the currency of denomination which might have a negative effect on exchange rates. See the Appendix in the Statement of Additional Information for a more complete general description of Moody's, S&P, Fitch Investors Service, Inc. ("Fitch") and Duff & Phelps, Inc. ("Duff") ratings. The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market risk of these securities. Therefore, although these ratings may be an initial criterion for selection of such investments, the Sub-Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund is not obliged to dispose of securities due to changes by the rating agencies.

     Higher portfolio turnover can be expected to result in a higher incidence of short-term capital gains upon which taxes will be payable and will also result in correspondingly higher transaction costs.

-- Additional Risks of Foreign Securities. The Fund may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the counter markets or represented by American Depository Receipts. There is no limit to the amount of such foreign securities the Fund may acquire. Certain factors and risks are presented by investment in foreign securities which are in addition to the usual risks inherent in domestic securities. Foreign companies are not necessarily subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by the Fund than is available concerning U.S. companies. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; income earned in the foreign nation being subject to taxation, including withholding taxes on interest and dividends (see "Shareholder Account Rules and Policies"), or other taxes imposed with respect to investments in the foreign nation; limitations on the removal of securities, property or other assets of a fund; difficulties in pursuing legal remedies and obtaining judgments in foreign courts, or political or social instability or diplomatic developments which could affect U.S. investments in those countries. For a description of the risks of possible losses through holding of securities in foreign custodian banks and depositories, see "Risk Factors and Special Considerations" in the Statement of Additional Information.

     Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Non-U.S. stock exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S. and commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. transactions. In addition, there may in certain instances be delays in the settlement of non-U.S. stock exchange transactions. Certain countries restrict foreign investments in their securities markets. These restrictions may limit or preclude investment in certain countries, industries or market sectors, or may increase the cost of investing in securities of particular companies. Purchasing the shares of investment companies which invest in securities of a given country may be the only or the most efficient way to invest in that country. This may require the payment of a premium above the net asset value of such investment companies and the return will be reduced by the operating expenses of those investment companies.

     A decline in the value of the U.S. dollar against the value of any particular currency will cause an increase in the U.S. dollar value of the Fund's holdings denominated in such currency. Conversely, a decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency. Some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets which could adversely affect the Fund. The Fund does not intend to speculate in foreign currency in connection with the purchase or sale of securities on a foreign securities exchange but may enter into foreign currency contracts to hedge their foreign currency exposure. While those transactions may minimize the impact of currency appreciation and depreciation, the Fund will bear a cost for entering into the transaction and such transactions do not protect against a decline in the security's value relative to other securities denominated in that currency.

-- Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. Repurchase agreements involve certain risks.

     For a further description of repurchase agreements and other investment techniques used by the Fund, see "Investment Restrictions and Techniques," below.

Investment Restrictions and Techniques

     The Fund is subject to certain investment restrictions which are fundamental policies changeable only by shareholder vote. The restrictions in a, b and c below do not apply to U.S. government securities. The Fund may not : (a) Purchase more than 10% of the voting securities of any one issuer; (b) Purchase more than 10% of any class of security of any issuer, with all outstanding debt securities and all preferred stock of an issuer each being considered as one class;
(c) Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, the Fund may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by the Fund for investment purposes (for this purpose, a foreign government is considered an industry). Concentration of investment in securities of one issuer may tend to increase the Fund's financial risk (See "Risk Factors," p. 10); (d) Borrow money in excess of 10% of the value of the Fund's total assets; the Fund may borrow only from banks and only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5% of the total assets;
(e) Invest more than 10% of the Fund's total assets in illiquid securities, including securities for which there is no readily available market, repurchase agreements which have a maturity of longer than seven days, securities subject to legal or contractual restrictions and certain over-the-counter options (it is the opinion of the Wisconsin Securities Commission that investments in restricted securities in excess of 5% of the Fund's total assets may be considered a speculative activity and therefore involve greater risk and increase the Fund's expenses; to comply with Wisconsin's securities laws, the Fund has agreed to limit investments in restricted securities to 5% of its total assets, although the restriction is not a fundamental policy of the Fund); and (f) Invest more than 5% of the Fund's total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

     Notwithstanding investment restriction (e) above, the Fund may purchase securities which are not registered under the Securities Act of 1933 ("1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or OpCap Advisors, acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a relatively recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by the Fund in these securities. Other investment restrictions are described in the Statement of Additional Information.

     The investment techniques or instruments described below are used for investment programs of the Fund.

-- Repurchase Agreements. The Fund\s may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Fund acquires a debt security for a relatively short period (usually for one day and very seldom for more than one week) subject to an obligation of the seller to repurchase (and the Fund's obligation to resell) the security at an agreed-upon higher price, thereby establishing a fixed investment return during the holding period. Pending such repurchase, the seller of the instrument maintains securities as collateral equal in market value to the repurchase price.

     In the event a seller defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a seller's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. The Fund's Board of Trustees has established procedures, which are periodically reviewed by the Board, pursuant to which the Sub-Adviser will monitor the creditworthiness of the dealers and banks with which the Fund enter into repurchase agreement transactions.

-- Loans of Portfolio Securities. The Fund may lend portfolio securities if collateral (cash, U.S. Government or agency obligations or letters of credit) securing such loans is maintained daily in an amount at least equal to the market value of the securities loaned and if the Fund does not incur any fees (except transaction fees of the custodian bank) in connection with such loans. The Fund may call the loan at any time on five days' notice and reacquire the loaned securities. The Fund would receive the cash equivalent of the interest or dividends paid by the issuer on the securities loan and would have the right to receive the interest on investment of the cash collateral in short-term debt instruments. A portion of either or both kinds of such interest may be paid to the borrower of such securities. The Fund would continue to retain any voting rights with respect to the securities. The value of the securities loaned, if any, is not expected to exceed 10% of the value of the Fund's total assets. There is a risk that the borrower of the securities may default and the Fund may have difficulty in reacquiring the loaned securities.

-- When-Issued and Delayed Delivery Securities and Firm Commitments. The Fund may purchase securities on a "when-issued" or "delayed delivery" basis or may either purchase or sell securities on a "firm commitment basis," whereby the price is fixed at the time of commitment but delivery and payment may be as much as a month or more later. The underlying securities are subject to market fluctuations and no interest accrues prior to delivery of the securities.

Investment Management Agreement

     The Fund is managed by the Manager, Oppenheimer Management Corporation, which supervises the Fund^s investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement with the Fund which states the Manager^s responsibilities. The agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund pays to conduct its business.

     The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $38 billion as of September 30, 1995, and with more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

     For its services under the Investment Advisory Agreement, the Fund pays the Manager an annual fee based on the Fund^s daily net assets at the rate of 1.00% of the first $400 million of net assets, .90% of the next $400 million of net assets and .85% of net assets over $800 million. The Fund also reimburses the Manager for bookkeeping and accounting services performed on behalf of the Fund.

     The Manager has retained OpCap Advisors to provide day-to-day portfolio management of the Fund. OpCap Advisors is a majority-owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the Fund by OpCap Advisors. The Manager will pay OpCap Advisors monthly an annual fee based on the average daily net assets of the Fund equal to 40% of the advisory fee collected by the Manager based on the total net assets of the Fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the base amount. Oppenheimer Financial Corp., a holding company, holds a 33% interest in Oppenheimer Capital, a registered investment advisor, and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining 67% interest. Oppenheimer Capital has operated as an investment advisor since 1968.

     Prior to the date of this Prospectus, OpCap Advisors was named Quest for Value Advisors and was the investment adviser to the Fund. Effective the date of this Prospectus, the Manager acquired the investment advisory and other contracts and business relationships and certain assets and liabilities of Quest for Value Advisors, Quest for Value Distributors and Oppenheimer Capital relating to twelve Quest for Value mutual funds, including the Fund. Pursuant to this acquisition and Fund shareholder approval received on November 3, 1995, the Fund entered into the following agreements, effective the date of this Prospectus: the Investment Advisory Agreement between the Fund and the Manager, and the distribution and service plans and agreements between the Fund and the Distributor. Further, the Manager entered into a subadvisory agreement with the Sub-Adviser for the benefit of the Fund. These agreements are described below.

     OpCap Advisors may select its affiliate Oppenheimer & Co., Inc. ("Opco"), a registered broker-dealer to execute transactions for the Fund, provided that the commissions, fees or other remuneration received by Opco are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. When selecting broker-dealers other than Opco, OpCap Advisors may consider their record of sales of shares of the Fund.

     The Fund is responsible for bearing certain expenses attributable to the Fund but not to a particular class ("Fund Expenses"), including deferred organization expenses; taxes; registration fees; typesetting of prospectuses and financial reports required for distribution to shareholders; brokerage commissions; fees and related expenses of trustees or directors who are not interested persons; legal, accounting and audit expenses; custodian fees; insurance premiums; and trade association dues. Fund Expenses will be allocated based on the total net assets of each class. Each class of shares of the Fund will also be responsible for certain expenses attributable only to that class ("Class Expenses"). These Class Expenses may include distribution and service fees, transfer and shareholder servicing agent fees, professional fees, printing and postage expenses for materials distributed to current shareholders, state registration fees and shareholder meeting expenses. Such items are considered Class Expenses provided such fees and expenses relate solely to such Class. A portion of printing expenses, such as typesetting costs, will be divided equally among the Fund, while other printing expenses, such as the number of copies printed, will be considered Class Expenses.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

     -- Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more OppenheimerFunds or former Quest Funds, you will not pay an initial sales charge, but if you sell any of those shares within 12, 18 or 24 months of buying them, you may pay a contingent deferred sales charge at a rate that depends upon when you bought such shares. The amount of that sales charge will vary depending on the amount you invested. Sales charges are described in "Buying Class A Shares" below.

     -- Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years you will normally pay a contingent deferred sales charge that varies, depending on how long you have owned your shares. It is described in "Buying Class B Shares" below.

     -- Class C Shares. When you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. It is described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest, how long you plan to hold your investment, and whether you anticipate exchanging your shares for shares of other Oppenheimer funds (not all of which currently offer Class B and Class C shares). If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

     In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the asset-based sales charges on Class B and Class C expenses (which will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class you invest in.

     The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

     -- How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest.
For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or C shares for which no initial sales charge is paid.

     Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem within 6 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C Shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

     However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

     And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or $1 million or more of Class B or C shares, respectively, from a single investor.

     Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

     Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

     -- Are There Differences in Account Features That Matter to You? Because some account features may not be available for Class B or Class
C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by those classes, such as the asset-based sales charges described below and in the Statement of Additional Information.

     -- How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class rather than another class. It is important that investors understand that the purpose of the contingent deferred sales charges and asset-based sales charges for Class B and Class C shares are the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

     With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

     Under pension and profit-sharing plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

     There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other OppenheimerFunds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

     -- How Are Shares Purchased? You can buy shares several ways: through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

     -- Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

     -- Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

     -- Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member, to transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

     Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

     -- Asset Builder Plans. You may purchase shares of the Fund (and up to four other OppenheimerFunds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

     -- At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day the New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day the New York Stock Exchange is open (which is a "regular business day").

     If you buy shares through a dealer, the dealer must receive your order by the regular close of business of the New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

------------------------------------------------------------------------
                           Front-End Sales Charge    Commission
                             As a Percentage of      as Percentage
                           Offering      Amount      of Offering
Amount of Purchase         Price         Invested    Price
------------------------------------------------------------------------
Less than $25,000          5.75%         6.10%       4.75%

$25,000 or more but
less than $50,000          5.50%         5.82%       4.75%

$50,000 or more but
less than $100,000         4.75%         4.99%       4.00%

$100,000 or more but
less than $250,000         3.75%         3.90%       3.00%

$250,000 or more but
less than $500,000         2.50%         2.56%       2.00%

$500,000 or more but
less than $1 million       2.00%         2.04%       1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

     -- Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

     -- Purchases aggregating $1 million or more, or

     -- Purchases by an OppenheimerFunds prototype 401(k) plan that: (1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

     Shares of any of the Oppenheimer funds that offer only one class of shares that has no designation are considered "Class A shares" for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commission.

     If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of
(1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge. Class A shares of the Fund purchased subject to a contingent deferred sales charge on or prior to the date of this Prospectus will be subject to a contingent deferred sales charge at the applicable rate set forth in Appendix A to this Prospectus.

     In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

     No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 12, 18 or 24 months of the end of the calendar month of the purchase of the exchanged shares, depending upon the date of purchase, the sales charge will apply.

     -- Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

     -- Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can cumulate shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold that investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Transfer Agent. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

     -- Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

     -- Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

     -- the Manager or its affiliates;

     -- present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

     -- registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

     -- dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

     -- employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

     -- dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients;

     -- dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares of defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services;

     -- directors, trustees, officers or full time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan for any of them;

     -- accounts advised by Oppenheimer Capital or persons who are directors or trustees of such accounts;

     -- purchases made with the proceeds of maturing principal of any Qualified Unit Investment Liquid Trust Series;

     -- any unit investment trust that has entered into an appropriate agreement with the Distributor; or

     -- purchases by a Quest-sponsored TRAC2000 401(k) plan that originally purchased Class B or Class C shares and which shares were exchanged for Class A shares at net asset value due to the termination of the Class B and Class C shares TRAC2000 program (any such TRAC2000 shareholders on the date of this Prospectus will be assessed an administrative fee equal to 1% of their account value on the date of this Prospectus.

     See Appendix A for further details regarding sales charge waivers on purchases by certain shareholders of the former Quest for Value funds.

     Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

     -- shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

     -- shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

     -- shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor; or

     -- shares purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.

     See Appendix A for further details regarding sales charge waivers in certain transactions involving shareholders of the former Quest for Value funds.

     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge does not apply to purchases of Class A shares at net asset value without sales charge as described in the two sections above. It is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

     -- for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans");

     -- to return excess contributions made to Retirement Plans;

     -- to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

     -- involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

     -- if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or

     -- for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

     The Class A contingent deferred sales charge will be waived for certain additional types of redemptions, if the shares were purchased prior to the date of this Prospectus, as set forth in Appendix A to this Prospectus.

     -- Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class
A shares. Under the Plan, the Fund pays an annual asset-based sales charge to the Distributor of 0.25% of the average annual net assets of the class. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of the class. The Distributor uses all of the service fee and a portion of the asset-based sales charge (equal to 0.15% annually for Class A shares purchased prior to September 1, 1993 and 0.10% annually for Class A shares purchased on or after September 1, 1993) to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. The Distributor retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan.

     Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period.

     The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since                        Contingent Deferred Sales Charge
Beginning of Month In Which        on Redemptions in that Year
Purchase Order was Accepted        (As % of Amount Subject to Charge)

0 - 1                              5.0%
1 - 2                              4.0%
2 - 3                              3.0%
3 - 4                              3.0%
4 - 5                              2.0%
5 - 6                              1.0%
6 and following                    None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

     -- Automatic Conversion of Class B Shares. Six years after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

     -- Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class
B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

     The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fee increase Class B expenses by 1.00% of average net assets per year.

     The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale.

     The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class B shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class B shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class B shares before the Plan was terminated.

     -- Waivers of Class B Sales Charges. The Class B contingent deferred sales charge will not apply to shares purchased in certain types of transactions, nor will it apply to shares redeemed in certain circumstances, as described below under Buying Class C Shares -- "Waivers of Class B and Class C Sales Charges."

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

     -- Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan for Class C shares to compensate the Distributor for distributing Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class C shares.

     The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class C expenses by 1.00% of average net assets per year.

     The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The total up-front commission paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

     The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class C shares. Those payments are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class C shares, including compensation of personnel of the Distributor who support distribution of Class C shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class C shares before the plan was terminated.

     -- Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

     -- distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent received the request), or (b) following the death or disability (as defined in the Internal Revenue Code ("IRC")) of the participant or beneficiary (the death or disability must have occurred after the account was established);

     -- redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

     -- returns of excess contributions to Retirement Plans;

     -- distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59-1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59-1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the IRC and may not exceed 10% of the account value annually, measured from the date the Transfer Agent received the request);

     -- shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or

     -- distributions from OppenheimerFunds prototype 401(k) plans: (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the IRC; (3) to meet minimum distribution requirements as defined in the IRC; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the IRC; (5) for separation from service.

     Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

     -- shares sold to the Manager or its affiliates;

     -- shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

     -- shares issued in plans or reorganization to which the Fund is a party.

     The Class B and Class C contingent deferred sales charge will be waived for certain additional types of redemptions, if the shares were purchased prior to the date of this Prospectus, as set forth in Appendix A to this Prospectus.

Special Investors Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

     AccountLink privileges must be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges on signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

     -- Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

     -- PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal
Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

     -- Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

     -- Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer fund account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

     -- Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer fund account on a regular basis:

     -- Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

     -- Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A shares, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of a Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

     -- Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

     -- 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

     -- SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP IRAs

     -- Pension and Profit-Sharing Plans for self-employed persons and small business owners

     -- 401(k) prototype retirement plans for businesses

     Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

     You can arrange to take money out of your account on any regular business day by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

     -- Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

     -- Certain Requests Require A Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

     -- You wish to redeem more than $50,000 worth of shares and receive a check
     -- The redemption check is not payable to all shareholders listed on the account statement
     -- The redemption check is not sent to the address of record on your statement
     -- Shares are being transferred to a Fund account with a different owner or name
     -- Shares are redeemed by someone other than the owners (such as an Executor)

     -- Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

     -- Your name
     -- The Fund's name
     -- Your Fund account number (from your account statement)
     -- The dollar amount or number of shares to be redeemed
     -- Any special payment instructions
     -- Any share certificates for the shares you are selling
     -- The signatures of all registered owners exactly as the account is registered, and
     -- Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for      Send courier or Express Mail
request by mail:                   requests to:
Oppenheimer Shareholder Services   Oppenheimer Shareholder Services
P.O. Box 5270                      10200 E. Girard Avenue, Building D
Denver, Colorado 80217             Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. Shares held in an OppenheimerFunds retirement plan or under a share certificate may not be redeemed by telephone.

     -- To redeem shares through a service representative, call 1-800-852-
8457
     -- To redeem shares automatically on PhoneLink, call 1-800-533-3310

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

     -- Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, once in each 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

     -- Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

     Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

     -- Shares of the fund selected for exchange must be available for sale in your state of residence
     -- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
     -- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
     -- You must meet the minimum purchase requirements for the fund you purchase by exchange
     -- Before exchanging into a fund, you should obtain and read its prospectus

     Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

     Exchanges may be requested in writing or by telephone:

     -- Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

     -- Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

     There are certain exchange policies you should be aware of:

     -- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

     -- Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

     -- The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

     -- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

     -- Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

     -- The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

     -- Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

     -- The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither it nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

     -- Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

     -- Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

     -- The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

     -- Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

     -- Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

     -- Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to the Statement of Additional Information for more details.

     -- "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

     -- The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

     -- To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

     -- Transfer Agent and Shareholder Servicing Agent. The transfer agent and shareholder servicing agent is Oppenheimer Shareholder Services. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, L.P. who acquire shares of the Fund, and for former shareholders of the Unified Funds and Liquid Green Trusts, accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee, and other accounts for which Unified Management Corporation is the dealer of record.

Dividends and Distributors

The Fund declares and pays dividends from net investment income on an annual basis following the end of its fiscal year (October 31). The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources would, in effect, represent a return of each shareholder's investment. All or a portion of such payments would not be taxable to shareholders.

Distributions from net long-term capital gains, if any, for the Fund normally are declared and paid annually, subsequent to the end of its fiscal year. Distributions from net short-term capital gains, if any, will be made annually. Short-term capital gains include the gains from the disposition of securities held less than one year. If required by tax laws to avoid excise or other taxes, dividends and/or capital gains distributions may be made more frequently.

Dividends paid by the Fund with respect to Class A, B and C shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day, with each class bearing its own distribution and other class-related expenses. Accordingly, the higher distribution fees paid by Class B and C shares and the higher resulting expense ratio will cause such shares to be paid lower per share dividends than those paid on Class A shares. However, a Class B or C shareholder will receive more shares at the time of purchase than a Class A shareholder investing the same dollar amount since no sales charge is deducted from the amount invested in Class B or C shares.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

     -- Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

     -- Reinvest Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

     -- Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

     -- Reinvest Your Distributions in Another Oppenheimer funds Account. You can reinvest all distributions in another Oppenheimer funds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

     -- "Buying a Dividend": When the Fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

     -- Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

     -- Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

     This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Additional Information

     Organization of the Fund. The Fund is one of four portfolios of Oppenheimer Quest for Value Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on April 17, 1987. The Trust may establish additional portfolios which may have different investment objectives from those stated in this prospectus.

     The Fund is not required to hold annual shareholder meetings, although special meetings may be called as required by applicable law or as requested in writing by holders of 10% or more of the outstanding shares of the Fund for the purpose of voting upon the question of removal of a trustee. The Fund will assist shareholders in communicating with one another in connection with such a meeting. For matters affecting only one portfolio of the Trust, only the shareholders of that portfolio are entitled to vote. For matters affecting all the portfolios, but affecting them differently, separate votes by portfolio are required. Stock certificates for Class B or Class C shares will not be issued. No stock certificates will be issued for Class A shares unless specifically requested in writing.

     Under Massachusetts law shareholders of the Trust could, in certain circumstances, be held personally liable as partners for obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and its portfolios and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust on behalf of its portfolios. The Declaration of Trust also provides indemnification out of the Trust's property for any shareholder held personally liable for any of the obligations of the Trust. Thus, the risk of loss to a shareholder from being held personally liable for the obligations of the Trust is limited to the unlikely circumstance in which the Trust would be unable to meet its obligations.

     Each class of shares represents identical interests in the Fund's investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to the: (a) designation of each class,
(b) effect of the respective sales charges, if any, for each class,
(c) distribution fees borne by each class, (d) expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) exchange privilege of each class.

-- Performance Information. From time to time the Fund may advertise yield and total return figures, based on historical earnings. The figures are not intended to indicate future performance. "Yield" is calculated by dividing the net investment income for the stated period by the value, at maximum offering price on the last day of the period, of the average number of shares entitled to receive dividends during the period. The yield formula assumes that net investment income is earned at a constant rate and reinvested semi-annually. "Total Return" refers to the average annual compounded rates of return over some representative period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period. The Fund also may advertise its total return over different periods of time by means of aggregate, average, year by year or other types of total return figures. In addition, reference in advertisements may be made to ratings and rankings among similar funds by independent evaluators such as Lipper Analytical Services, Inc. or Morningstar and the performance of the Fund may be compared to recognized indices of market performance. Performance data will be computed separately for each Class of shares in accordance with formulas specified by the Securities and Exchange Commission.

-- Possible Conflicts of Interest Between Classes. The Board of the Fund has determined that currently no conflict of interest exists between Class A, B and/or C shares of the Fund. On an ongoing basis, the Board shall monitor the Fund for the existence of any material conflicts between the interests of the classes of outstanding shares. The Board shall take such action as is reasonably necessary to eliminate any such conflicts that may develop, up to and including establishing a new Fund.

-- Custodian. The custodian of the assets for the Fund is State Street Bank and Trust Company, whose principal business address is P.O. Box 8505, Boston, MA 02266-8505. Cash balances of the Fund with the Custodian in excess of $100,000 are unprotected by Federal deposit insurance. Such uninsured balances may at times be substantial.

-- Transfer Agent and Shareholder Servicing Agent. The transfer agent and shareholder servicing agent is Oppenheimer Shareholder Services, a subsidiary of the Manager, whose address is P.O. Box 5270, Denver, Colorado 80217.

-- Shareholder Servicing Agent for Certain Shareholders. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, L.P. who acquire shares of the Fund, and for former shareholders of the Unified Funds and Liquid Green Trusts, accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee, and other accounts for which Unified Management Corporation is the dealer of record.

                               APPENDIX A

              Sales Charges and Waivers for Certain Former
               Quest Shareholders, and for Certain Shares
             Purchased Prior to the Date of this Prospectus

A.   Class A Sales Charge

     1.   Class A Reduced Sales Charge for Certain Former Quest
Shareholders.

     -- Group and Association Purchases and Purchases by Certain Qualified Retirement Plans. The following table sets forth the applicable sales charge for purchases of Class A shares made through a single broker or dealer by qualified retirement plans, which for purposes of this Appendix A, only, are 401(k) plans, 403(b) plans, SEP/IRA and IRA plans of a single employer, and by members of associations formed for any purpose other than the purchase of securities that purchased shares of any former Quest Fund or that received a proposal from OCC Distributors prior to the date of this Prospectus:

                          Front-End     Front-End
                          Sales Charge  Sales Charge
                          as Percentage as Percentage  Commission as
Number of Eligible        of Offering   of Amount      Percentage of
Employees or Members      Price         Invested       Offering Price

9 or less                 2.50%         2.56%          2.00%
Between 10 & 49           2.00%         2.04%          1.60%
50 or more                   0%         See "Class A Contingent
                                        Deferred Sales Charge,"
                                        page 21 of the Prospectus.

     Purchases made under the Group Purchase provision will qualify for the lower of the sales charge computed according to the table based on the number of eligible employees in a plan or members of an association or the sales charge level under the Rights of Accumulation described above. Purchases by retirement plans covering 50 or more eligible employees or by associations or groups with 50 or more members shall be entitled to the sales charge waiver applicable to purchases of $1 million or more. In addition, purchases by 401(k) plans can qualify for this sales charge waiver if, in the opinion of OCC Distributors, the distributor of the prior Quest funds, the initial purchase plus projected contributions to be invested in the plan for the following 12 months will exceed $1,000,000. Individuals who qualify for reduced sales charges as members of associations,groups or eligible employees in plans as set forth in the above table also may purchase shares for their individual or custodial accounts at the same sales charge level, upon request to the Fund's Distributor.

     2. Rate of Class A Contingent Deferred Sales Charge. Class A shares of the Fund purchased without a sales charge prior to July 1, 1994 are subject to a contingent deferred sales charge if they are redeemed within 24 months of the end of the calendar month in which they were purchased in an amount equal to 1% if the redemption occurs within the first 12 months and equal to .5 of 1% if the redemption occurs in the next 12 months. Class A shares of the Fund purchased without a sales charge on or after July 1, 1994 but prior to the date of this Prospectus are subject to a contingent deferred sales charge if they are redeemed within 12 months of the end of the calendar month of their purchase in an amount equal to 1%.

     3. Waiver of Class A Initial and Contingent Deferred Sales Charge for Certain Former Quest Shareholders. Class A shares of the Fund purchased by the following investors are not subject to any Class A sales charges:

     -- Shareholders of the AMA Family of Funds who acquired shares of any of the former Quest for Value Funds pursuant to a combination of a Quest Fund with a portfolio of the AMA Family of Funds who were shareholders of the AMA Family of Funds on February 28, 1991; or

     -- Shareholders who acquired shares of any former Quest for Value Fund pursuant to the combination of certain Quest Funds with portfolios of the Unified Funds.

     4. Waiver of Class A Contingent Deferred Sales Charge ("CDSC") in Certain Transactions Involving Former Quest Shareholders. The Class A CDSC will not apply with respect to Class A shares of the Fund purchased by certain investors who were shareholders of any former Quest for Value Funds prior to the date of this Prospectus, as follows:

     -- Special Fiduciary Relationships. The contingent deferred sales charge will not apply with respect to purchases of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder.

     -- Purchases by Strategic Alliances. The contingent deferred sales charge will not apply with respect to purchases of Class A shares by participants in qualified retirement plans that are part of strategic alliances. No sales charge will be imposed on such purchases and the Distributor will pay to the selling dealer a commission described above in "Class A Contingent Deferred Sales Charge."

     5. Waiver of Class A Initial and Contingent Deferred Sales Charge. The Class A initial and contingent deferred sales charge will not apply to qualified retirement plans that are part of strategic alliances that purchase shares on or after the date of this Prospectus but prior to March 31, 1996.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers

     1. Waivers for Redemptions with Respect to Purchases Prior to March 6, 1995. The contingent deferred sales charge will be waived in the case of redemptions of Class A, B or C shares of the Fund purchased prior to March 6, 1995 in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code ("IRC") or from custodial accounts under IRC
Section 403(b)(7), individual retirement accounts under IRC
Section 408(a), deferred compensation plans under IRC section 457 and other employee benefit plans ("plans"), and returns of excess contributions made to these plans, (ii) withdrawals under an automatic withdrawal plan where the annual withdrawal does not exceed 10% of the opening value of the account (only for Class B and C shares); and
(iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum.

     2. Waivers for Redemption with Respect to Purchases on or After March 6, 1995 but Prior to Date of the Prospectus. The contingent deferred sales charge will be waived in the case of redemptions of Class A, B or C shares of the Fund purchased on or after March 6, 1995, but prior to the date of this Prospectus in connection with (1) distributions to participants or beneficiaries from individual retirement accounts under
Section 408(a) of the IRC and retirement plans under Section 401(a), 401(k), 403(b) and 457 of the IRC, which distributions are made either
(a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the IRC) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan where the annual withdrawals do not exceed 10% of the opening value of the account (only for Class B and C shares); and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum. A shareholder will be credited with any contingent deferred sales charge paid in connection with the redemption of any Class A, B or C shares if within 90 days after such redemption, the proceeds are invested in the same Class of shares in the same and/or another Oppenheimer fund.

C.   Dealer Arrangements.

     1. Dealers who previously sold Class B shares of the Fund to Quest prototype 401(k) plan accounts maintained on the TRAC-2000 recordkeeping system and whose accounts were transferred to the OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional payment by the Distributor of 1% of the value of the assets so transferred, such payment not to exceed $5,000.

     2. Dealers who previously sold Class C shares of the Fund to Quest prototype 401(k) plan accounts maintained on the TRAC-2000 recordkeeping system and (i) which shares in such accounts were exchanged for Class A shares, or (ii) whose accounts were transferred to the OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional payment by the Distributor of 1% of the value of the assets so transferred, such payment not to exceed $5,000.

Oppenheimer Quest Opportunity Value Fund
Two World Trade Center
New York, NY 10048-0203
1-800-525-7048

Investment Adviser
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Sub-Adviser
OpCap Advisors
One World Financial Center
New York, New York 10281

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

Independent Auditors
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

Legal Counsel
Gordon Altman Butowsky Weitzen
  Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Additional Statement, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

LOF23/QUEST/OPOR-PSP.B#1

OPPENHEIMER
QUEST SMALL CAP VALUE FUND

Prospectus dated November 24, 1995


Oppenheimer Quest Small Cap Value Fund (the "Fund"), a series of Oppenheimer Quest for Value Funds, is a mutual fund that seeks capital appreciation through investments in a diversified portfolio which under normal conditions will have at least 65% of its assets invested in equity securities of companies with market capitalizations under $1 billion.
In an uncertain investment environment, the Fund may stress defensive investment methods. Please refer to "Investment Restrictions and Techniques" for more information about the types of securities in which the Fund invests, its investment methods and the risks of investing in the Fund.

     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the November 24, 1995, Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                                 (OppenheimerFunds logo)


Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

          ABOUT THE FUND
          Expenses
          A Brief Overview of the Fund
          Financial Highlights
          Investment Objective and Policies of the Fund
          Risk Factors
          Investment Restrictions and Techniques
          Investment Management Agreement



          ABOUT YOUR ACCOUNT
          How to Buy Shares
          Class A Shares
          Class B Shares
          Class C Shares
          Special Investor Services
          AccountLink
          Automatic Withdrawal and Exchange Plans
          Reinvestment Privilege
          Retirement Plans
          How to Sell Shares
          By Mail
          By Telephone
          How to Exchange Shares
          Shareholder Account Rules and Policies
          Dividends and Distributions
          Additional Information

          Appendix A - Sales Charges and Waivers for Certain Former Quest Shareholders, and for Certain Shares Purchased Prior to the Date of this Prospectus

A B O U T  T H E  F U N D

Expenses

     The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you might expect to bear indirectly, based upon the Fund's fees and expenses in effect as of the date of this Prospectus after giving effect to the acquisition by Oppenheimer Management Corporation described below.

     -- Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account" from pages 19 through 42 for an explanation of how and when these charges apply.

                              Class A    Class B            Class C
                              Shares     Shares             Shares
--------------------------------------------------------------------------
Maximum Sales                 5.75%      None               None
Charge on Purchases
(as a % of offering price)
-------------------------------------------------------------------------
Sales Charge on               None       None               None
Reinvested Dividends
-------------------------------------------------------------------------
Deferred Sales Charge         None(1)    5% in the first    1.0% if
(as a % of the lower of the              year, declining    shares are
original purchase price or               to 1% in the       redeemed
redemption proceeds)                     sixth year and     within 12
                                         eliminated         months of
                                         thereafter(2)      purchase(2)
-------------------------------------------------------------------------
Exchange Fee                  None       None               None

(1)If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12, 18 or 24 calendar months from the end of the calendar month during which you purchased those shares, depending upon when you purchased such shares.
See "How to Buy Shares - Class A Shares," below.
(2)See "How to Buy Shares - Class B Shares" and "How to Buy Shares - Class C Shares," below, for more information on the contingent deferred sales charges.

     -- Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer Management Corporation (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "Investment Management Agreement," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

     The numbers in the chart below are projections of the Fund's business expenses based on the Fund's expenses in its fiscal year ended October 31, 1994. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "12b-1 Distribution Plan Fees" for Class A shares are the service plan fees (the maximum fee is 0.25% of average annual net assets of that class), and the asset-based sales charge of 0.25% of the average annual net assets of that class. For Class B and Class C shares, the "12b-1 Distribution Plan Fees" are the service plan fees of 0.25% of average annual net assets of the class, and the asset-based sales charge of 0.75% of the average annual net assets of the class. These plans are described in greater detail in "How to Buy Shares."

     The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares.

                                  Class A      Class B      Class C
                                  Shares       Shares       Shares
-------------------------------------------------------------------------
Management Fees                   1.00%        1.00%        1.00%
-------------------------------------------------------------------------
12b-1 Distribution
Plan Fees                         0.50%        1.00%        1.00%
-------------------------------------------------------------------------
Other Expenses                    0.38%        0.48%        0.59%
-------------------------------------------------------------------------
Total Fund
Operating Expenses                1.88%        2.48%        2.59%

     -- Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make $1,000 investments in each class of shares of the Fund, that the Fund's annual return is 5%, that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses chart above and that Class B shares automatically convert into Class A shares six years after purchase. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each 1, 3, 5 and 10 years:

                   1 year    3 years    5 years    10 years(1)
--------------------------------------------------------------
Class A Shares     $76       $113       $153       $265
Class B Shares     $75       $107       $152       $253
Class C Shares     $36       $81        $138       $292

     If you did not redeem your investment, it would incur the following expenses:

                   1 year    3 years    5 years    10 years(1)
--------------------------------------------------------------
Class A Shares     $76       $113       $153       $265
Class B Shares     $25       $77        $132       $253
Class C Shares     $26       $81        $138       $292

(1)The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts Class B shares into Class A shares after 6 years. Because of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulatory requirements. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

     These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.

A Brief Overview of the Fund

     Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

     -- What Is the Fund^s Investment Objective? The Fund's investment objective is capital appreciation through investment in a diversified portfolio which under normal conditions will have at least 65% of its assets invested in equity securities of companies with market capitalizations under $1 billion.

     -- Who Manages the Fund? The Fund's investment adviser (the "Manager") is Oppenheimer Management Corporation, which (including a subsidiary) manages investment companies having over $38 billion in assets as of September 30, 1995. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's subadvisor (the "Sub-Adviser") is OpCap Advisors, a subsidiary of Oppenheimer Capital, which is paid a fee by the Manager. The Fund's portfolio managers are employed by the Sub-Adviser and are primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the Manager, the Sub-Adviser and the portfolio managers. Please refer to "Investment Management Agreement," starting on page ___ for more information about the Manager and its fees.

     -- How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic
Investment Plan under AccountLink. Please refer to "How To Buy Shares" on page ___ for more details.

     -- Will I Pay A Sales Charge to Buy Shares? The Fund has three classes of shares. All classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Purchases of $1 million or more of Class A shares have no initial sales charge but are subject to a contingent deferred sales charge of up to 1% if held for less than 12, 18 or 24 months, depending upon when you purchased such shares. Class B shares are offered without a front-end sales charge, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you owned your shares. Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge of 1% if redeemed within one year of buying them. There is also an annual asset-based sales charge on Class A, Class B and Class C shares. Please review "How To Buy Shares" starting on page ___ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

     -- How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How To Sell Shares" on page ___. The Fund also offers exchange privileges with other Oppenheimer funds, described in "How To Exchange Shares" on page 36.

     -- How Has the Fund Performed? The Fund measures performance by quoting its average annual total return and cumulative total return, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. Please remember that past performance does not guarantee future results.

Financial Highlights

     The table on the following pages presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. This information has been audited by Price Waterhouse LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended October 31, 1994 (audited), is included in the Statement of Additional Information, along with the Fund's financial statements for the six months ended April 30, 1995 (unaudited).

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD--CONTINUED)

                                                        INCOME FROM
                                                   INVESTMENT OPERATIONS                       DIVIDENDS AND DISTRIBUTIONS
                                          ----------------------------------------             ---------------------------
                                                                                     Dividends to   Distributions to
                              Net Asset      Net        Net Realized                 Shareholders     Shareholders
                               Value,     Investment   and Unrealized   Total from     from Net         from Net           Total
                              Beginning     Income     Gain (Loss) on   Investment    Investment    Realized Gain on   Dividends and
                              of Period     (Loss)      Investments     Operations      Income        Investments      Distributions

SMALL CAPITALIZATION FUND
Class A,
 YEAR ENDED OCTOBER 31,
  1994                        $   17.68     $   (0.03)     $    0.01      $   (0.02)    $   --           $   (1.33)       $   (1.33)
  1993                            14.60         (0.04)          4.26           4.22         --               (1.14)           (1.14)
  1992                            13.52          0.00           1.50           1.50         --               (0.42)           (0.42)
  1991                             8.80         (0.05)          4.85           4.80         (0.08)           --               (0.08)
  1990                            10.91          0.07          (2.04)         (1.97)        (0.08)           (0.06)           (0.14)
Class B,
 YEAR ENDED OCTOBER 31, 1994      17.66         (0.11)          0.02          (0.09)        --               (1.33)           (1.33)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993             17.19(3)      (0.02)          0.49           0.47         --               --               --
Class C,
 YEAR ENDED OCTOBER 31, 1994      17.67         (0.13)          0.02          (0.11)        --               (1.33)           (1.33)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993             17.19(3)      (0.02)          0.50           0.48         --               --               --

                                                                                   RATIOS
                                                                   ---------------------------------------
                                                                   Ratio of Net   Ratio of Net
                              Net Asset               Net Assets    Operating      Investment
                               Value,                   End of       Expenses     Income (Loss)   Portfolio
                               End of       Total       Period      to Average     to Average     Turnover
                               Period      Return*     (000's)      Net Assets     Net Assets       Rate
SMALL CAPITALIZATION FUND
Class A,
 YEAR ENDED OCTOBER 31,
  1994                         $   16.33        0.04%  $ 120,102        1.88%(1)      (0.14%)(1)     67%
  1993                             17.68       30.21%    104,898        1.89%         (0.36%)        74%
  1992                             14.60       11.60%     39,693        2.11%         (0.04%)        95%
  1991                             13.52       55.01%     20,686        2.25%(2)      (0.41%)(2)    103%
  1990                              8.80      (18.33%)     1,880        2.00%(2)       0.71% (2)     18%
Class B,
 YEAR ENDED OCTOBER 31, 1994       16.24       (0.39%)    16,144        2.48%(1)      (0.70%)(1)     67%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993              17.66        2.73%      1,754        2.57%(5)      (1.15%)(5)     74%
Class C,
 YEAR ENDED OCTOBER 31, 1994       16.23       (0.51%)     3,344        2.59%(1)      (0.81%)(1)     67%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993              17.67        2.79%        235        2.57%(5)      (1.20%)(5)     74%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1994, FOR CLASSES A, B, AND C WERE $115,276,454, $9,400,776, AND $1,380,547, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED ITS FEES AND REIMBURSED THE FUND FOR A PORTION OF ITS OPERATING EXPENSES. IF SUCH WAIVERS AND REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 3.27% AND (1.43%), RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1991 AND 5.82% AND (3.11%), RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1990.
(3) OFFERING PRICE.
(4) INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(5) ANNUALIZED.

                                              INCOME FROM
                                         INVESTMENT OPERATIONS                DIVIDENDS AND DISTRIBUTIONS
                                  -----------------------------------   ---------------------------------------
                                                 Net                                  Distributions
                                              Realized                                to
                                                 and                     Dividends    Shareholders
                                              Unrealized                    to         from Net                    Net
                     Net Asset       Net        Gain                    Shareholders   Realized        Total      Asset
                      Value,      Investment   (Loss)     Total from     from Net        Gain        Dividends    Value,
                     Beginning     Income        on       Investment    Investment        on            and       End of   Total
                     of Period     (Loss)     Investments Operations      Income      Investments   Distributions Period  Return*
Small Capitalization Fund
Class A,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                  $16.33        $ 0.05      $ 0.22        $ 0.27        $--           $(0.42)       $(0.42)   $16.18   1.71%
 YEAR ENDED
 OCTOBER 31,
  1994                 17.68         (0.03)       0.01         (0.02)        --            (1.33)        (1.33)   16.33    0.04%
  1993                 14.60         (0.04)       4.26          4.22         --            (1.14)        (1.14)   17.68   30.21%
  1992                 13.52          0.00        1.50          1.50         --            (0.42)        (0.42)   14.60   11.60%
  1991                  8.80         (0.05)       4.85          4.80         (0.08)        --            (0.08)   13.52   55.01%
  1990                 10.91          0.07       (2.04)        (1.97)        (0.08)        (0.06)        (0.14)    8.80   (18.33%)
Class B,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                   16.24         (0.01)       0.22          0.21         --            (0.42)        (0.42)   16.03    1.35%
 YEAR ENDED
 OCTOBER 31, 1994      17.66         (0.11)       0.02         (0.09)        --            (1.33)        (1.33)   16.24   (0.39%)
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993              17.19(3)      (0.02)       0.49          0.47         --            --            --       17.66    2.73%
Class C,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                   16.23          0.00        0.22          0.22         --            (0.42)        (0.42)   16.03    1.41%
 YEAR ENDED
 OCTOBER 31, 1994      17.67         (0.13)       0.02         (0.11)        --            (1.33)        (1.33)   16.23   (0.51%)
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993              17.19(3)      (0.02)       0.50          0.48         --            --            --       17.67    2.79%

                                                   RATIOS
                               ----------------------------------------------
                                                   Ratio of Net
                       Net     Ratio of Net         Investment
                     Assets     Operating             Income
                     End of      Expenses             (Loss)           Portfolio
                     Period     to Average          to Average         Turnover
                     (000's)    Net Assets          Net Assets          Rate
Small Capitalization Fund
Class A,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                $ 118,909   1.80%(1,5)          0.56%(1,5)            29%
 YEAR ENDED
 OCTOBER 31,
  1994                120,102   1.88%              (0.14%)                67%
  1993                104,898   1.89%              (0.36%)                74%
  1992                 39,693   2.11%              (0.04%)                95%
  1991                 20,686   2.25%(2)           (0.41%)(2)            103%
  1990                  1,880   2.00%(2)            0.71%(2)              18%
Class B,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                   19,564   2.37%(1,5)         (0.01%)(1,5)           29%
 YEAR ENDED
 OCTOBER 31, 1994      16,144   2.48%              (0.70%)                67%
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993               1,754   2.57%(5)           (1.15%)(5)             74%
Class C,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                    5,670   2.35%(1,5)         (0.01%)(1,5)           29%
 YEAR ENDED
 OCTOBER 31, 1994       3,344   2.59%              (0.81%)                67%
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993                 235   2.57%(5)           (1.20%)(5)             74%

(1) AVERAGE NET ASSETS FOR THE SIX MONTHS ENDED APRIL 30, 1995, FOR CLASSES A, B, AND C WERE $117,288,229, $17,676,777, $4,453,700, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED ITS FEES AND REIMBURSED THE FUND FOR A PORTION OF ITS OPERATING EXPENSES. IF SUCH WAIVERS AND REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 3.27% AND (1.43%), RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1991 AND 5.82% AND (3.11%), RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1990.

Investment Objective and Policies of the Fund

     OpCap Advisors (formerly known as Quest for Value Advisors) manages the portfolio of the Fund in accordance with its investment objective and policies described below, pursuant to a Subadvisory Agreement with the Manager.

     The Fund seeks capital appreciation through investments in a diversified portfolio which under normal conditions will have at least 65% of its assets invested in equity securities of companies with market capitalizations under $1 billion. The Fund's investment approach will attempt to identify securities of companies whose prices are favorable in relation to their book values and/or sales and securities of companies which have limited operating leverage (relatively stable business with below average sensitivity to changes in the general economy) and/or limited financial leverage (a ratio of debt to assets, or cost of debt service to income, which is meaningfully below those of their competitors). The Fund is managed by Jenny Beth Jones, Senior Vice President of Oppenheimer Capital, and Louis Goldstein, Vice President of Oppenheimer Capital . Ms. Jones has been portfolio manager of this Fund since 1990. Previously Ms. Jones was a portfolio manager and analyst with Mutual of America. Mr. Goldstein has been portfolio manager of the Fund since January 3, 1995. He has been a security analyst with Oppenheimer Capital since 1991. From 1988 to 1991 he was a security analyst with David
J. Greene & Co.

     To provide liquidity for the purchase of new instruments and to effect redemptions of shares, the Fund typically invests a part of its assets in various types of U.S. government securities and high quality, short-term debt securities with remaining maturities of one year or less such as government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements ("money market instruments"). For temporary defensive purposes, the Fund may invest up to 100% of its assets in such securities. At any time that the Fund, for temporary defensive purposes, invests in such securities, to the extent of such investments, it is not pursuing its investment objective.

     Except as indicated, the investment objective and policies described above are fundamental and may not be changed without a vote of the shareholders. It is anticipated that the Fund will have an annual turnover rate (excluding turnover of securities having a maturity of one year or less) of 100% or less. To the extent that higher portfolio turnover increases capital gains, more taxes will be payable.

Risk Factors

     The value of the Fund's shares will fluctuate and on redemption the value of your shares may be more or less than your investment.

     There are two types of risk generally associated with owning equity securities: market risk and financial risk. Market risk is the risk associated with the movement of the stock market in general. Financial risk is associated with the financial condition and profitability of the underlying company. Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

     There are two types of risk associated with owning debt securities: interest rate risk and credit risk. Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities will normally decline and if interest rates fall, the value of debt securities will normally increase. All debt securities, including U.S. government securities, which are generally considered to be the most creditworthy of all debt obligations, are subject to interest rate risk. Securities with longer maturities generally will have a more pronounced reaction to interest rate changes than shorter term securities.

     Credit risk relates to the ability of the issuer to make periodic interest payments and ultimately repay principal at maturity. Bonds rated Baa3 by Moody's Investors Services, Inc. ("Moody^s") or BBB- by Standard
& Poor^s Corporation ("S&P") are described by those rating agencies as having speculative elements. If a debt security is rated below investment grade by one rating agency and as investment grade by a different rating agency, the Sub-Adviser will make a determination as to the debt security's investment grade quality. It is the present intention of the Fund to invest no more than 5% of its assets in bonds rated below Baa3 by Moody's or BBB- by S&P (commonly known as "high yield" or "junk bonds"). In the event that the Fund intends in the future to invest more than 5% of its assets in such bonds, appropriate disclosures will be made to existing and prospective shareholders. Debt obligations of issuers outside the United States and its territories are rated on substantially the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the issuer but do not take into account potential actions by the government controlling the currency of denomination which might have a negative effect on exchange rates. See the Appendix in the Statement of Additional Information for a more complete general description of Moody's, S&P, Fitch Investors Service, Inc. ("Fitch") and Duff & Phelps, Inc. ("Duff") ratings. The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market risk of these securities. Therefore, although these ratings may be an initial criterion for selection of such investments, the Sub-Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund is not obliged to dispose of securities due to changes by the rating agencies. Although there is no minimum rating for the investments, the Fund does not intend to invest in bonds which are in default.

     Higher portfolio turnover can be expected to result in a higher incidence of short-term capital gains upon which taxes will be payable and will also result in correspondingly higher transaction costs.

-- Additional Risks of Foreign Securities. The Fund may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the counter markets or represented by American Depository Receipts. There is no limit to the amount of such foreign securities the Fund may acquire. Certain factors and risks are presented by investment in foreign securities which are in addition to the usual risks inherent in domestic securities. Foreign companies are not necessarily subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by the Fund than is available concerning U.S. companies. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; income earned in the foreign nation being subject to taxation, including withholding taxes on interest and dividends (see "Shareholder Account Rules and Policies"), or other taxes imposed with respect to investments in the foreign nation; limitations on the removal of securities, property or other assets of a fund; difficulties in pursuing legal remedies and obtaining judgments in foreign courts, or political or social instability or diplomatic developments which could affect U.S. investments in those countries. For a description of the risks of possible losses through holding of securities in foreign custodian banks and depositories, see "Risk Factors and Special Considerations" in the Statement of Additional Information.

     Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Non-U.S. stock exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S. and commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. transactions. In addition, there may in certain instances be delays in the settlement of non-U.S. stock exchange transactions. Certain countries restrict foreign investments in their securities markets. These restrictions may limit or preclude investment in certain countries, industries or market sectors, or may increase the cost of investing in securities of particular companies. Purchasing the shares of investment companies which invest in securities of a given country may be the only or the most efficient way to invest in that country. This may require the payment of a premium above the net asset value of such investment companies and the return will be reduced by the operating expenses of those investment companies.

     A decline in the value of the U.S. dollar against the value of any particular currency will cause an increase in the U.S. dollar value of the Fund's holdings denominated in such currency. Conversely, a decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency. Some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets which could adversely affect the Fund. The Fund does not intend to speculate in foreign currency in connection with the purchase or sale of securities on a foreign securities exchange but may enter into foreign currency contracts to hedge their foreign currency exposure. While those transactions may minimize the impact of currency appreciation and depreciation, the Fund will bear a cost for entering into the transaction and such transactions do not protect against a decline in the security's value relative to other securities denominated in that currency.

-- Options and Futures. Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing call options are strategies designed to protect against falling security prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can cause losses if prices fall. If securities prices remain unchanged over time, option writing strategies tend to be profitable while option buying strategies tend to be unprofitable. The Fund intends to engage only in futures contracts, options on futures contracts or options on stock indexes for bona fide hedging or other non-speculative purposes. The Fund may write covered call options on individual securities. The Fund will not enter into any leveraged futures transactions.

-- Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. Repurchase agreements involve certain risks.

     For a further description of options and futures, repurchase agreements and other investment techniques used by the Fund, see
"Investment Restrictions and Techniques," below.

Investment Restrictions and Techniques

     The Fund is subject to certain investment restrictions which are fundamental policies changeable only by shareholder vote. The restrictions in a, b and c below do not apply to U.S. government securities. The Fund may not : (a) Purchase more than 10% of the voting securities of any one issuer; (b) Purchase more than 10% of any class of security of any issuer, with all outstanding debt securities and all preferred stock of an issuer each being considered as one class;
(c) Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, the Fund may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by the Fund for investment purposes (for this purpose, a foreign government is considered an industry). Concentration of investment in securities of one issuer may tend to increase the Fund's financial risk (See "Risk Factors," p. 10); (d) Borrow money in excess of 10% of the value of the Fund's total assets; the Fund may borrow only from banks and only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5% of the total assets;
(e) Invest more than 10% of the Fund's total assets in illiquid securities, including securities for which there is no readily available market, repurchase agreements which have a maturity of longer than seven days, securities subject to legal or contractual restrictions and certain over-the-counter options (it is the opinion of the Wisconsin Securities Commission that investments in restricted securities in excess of 5% of the Fund's total assets may be considered a speculative activity and therefore involve greater risk and increase the Fund's expenses; to comply with Wisconsin's securities laws, the Fund has agreed to limit investments in restricted securities to 5% of its total assets, although the restriction is not a fundamental policy of the Fund); and (f) Invest more than 5% of the Fund's total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

     Notwithstanding investment restriction (e) above, the Fund may purchase securities which are not registered under the Securities Act of 1933 ("1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or OpCap Advisors, acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a relatively recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by the Fund in these securities. Other investment restrictions are described in the Statement of Additional Information.

     The investment techniques or instruments described below are used for investment programs of the Fund.

-- Repurchase Agreements. The Fund\s may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Fund acquires a debt security for a relatively short period (usually for one day and very seldom for more than one week) subject to an obligation of the seller to repurchase (and the Fund's obligation to resell) the security at an agreed-upon higher price, thereby establishing a fixed investment return during the holding period. Pending such repurchase, the seller of the instrument maintains securities as collateral equal in market value to the repurchase price.

     In the event a seller defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a seller's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. The Fund's Board of Trustees has established procedures, which are periodically reviewed by the Board, pursuant to which the Sub-Adviser will monitor the creditworthiness of the dealers and banks with which the Fund enter into repurchase agreement transactions.

-- Loans of Portfolio Securities. The Fund may lend portfolio securities if collateral (cash, U.S. Government or agency obligations or letters of credit) securing such loans is maintained daily in an amount at least equal to the market value of the securities loaned and if the Fund does not incur any fees (except transaction fees of the custodian bank) in connection with such loans. The Fund may call the loan at any time on five days' notice and reacquire the loaned securities. The Fund would receive the cash equivalent of the interest or dividends paid by the issuer on the securities loan and would have the right to receive the interest on investment of the cash collateral in short-term debt instruments. A portion of either or both kinds of such interest may be paid to the borrower of such securities. The Fund would continue to retain any voting rights with respect to the securities. The value of the securities loaned, if any, is not expected to exceed 10% of the value of the Fund's total assets. There is a risk that the borrower of the securities may default and the Fund may have difficulty in reacquiring the loaned securities.

-- Options and Futures. The Fund may buy and sell options on stock indexes, futures contracts and options on futures to hedge its investments against changes in value or as a temporary substitute for purchases or sales of actual securities. The Fund may write covered call options on individual securities. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is not fully invested ("anticipatory hedge"). Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline or increase in interest rates that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and by so doing, provide an alternative to the liquidation of securities positions in the Fund with attendant transaction costs. All options purchased or sold by the Fund will be traded on a U.S. or foreign commodities exchange or will result from separate, privately negotiated transactions with a primary government securities dealer recognized by the Board of Governors of the Federal Reserve System or with other broker-dealers approved by the Fund's Board. Options on securities, futures contracts and options on futures contracts that are traded on foreign exchanges are subject to the risk of governmental action affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (v) lesser trading volume and
(vi) in certain circumstances, currency fluctuations. In addition, the Fund may write covered call options on individual securities.

     So long as Commodities Futures Trading Commission rules so require, the Fund will not enter into any financial futures or options contract unless such transactions are for bona-fide hedging purposes or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5% of the liquidation value of the Fund's total assets. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other liquid high-grade debt securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash, U.S. Government securities or other liquid high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. As a result, the Fund forgoes the opportunity of trading the segregated assets or writing calls against those assets. There may not be a complete correlation between the price of options or futures and the market prices of the underlying securities. The Fund may lose the ability to profit from an increase in the market value of the underlying securities or may lose its premium payment. If due to a lack of a market the Fund could not effect a closing purchase transaction with respect to an OTC option, it would have to hold the callable securities until the call lapsed or was exercised.

-- When-Issued and Delayed Delivery Securities and Firm Commitments. The Fund may purchase securities on a "when-issued" or "delayed delivery" basis or may either purchase or sell securities on a "firm commitment basis," whereby the price is fixed at the time of commitment but delivery and payment may be as much as a month or more later. The underlying securities are subject to market fluctuations and no interest accrues prior to delivery of the securities.

Investment Management Agreement

     The Fund is managed by the Manager, Oppenheimer Management Corporation, which supervises the Fund^s investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement with the Fund which states the Manager^s responsibilities. The agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund pays to conduct its business.

     The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $38 billion as of September 30, 1995, and with more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

     For its services under the Investment Advisory Agreement, the Fund pays the Manager an annual fee based on the Fund^s daily net assets at the following rate: 1.00% of the first $400 million of net assets, .90% of the next $400 million of net assets and .85% of net assets over $800 million. The Fund also reimburses the Manager for bookkeeping and accounting services performed on behalf of the Fund.

     The Manager has retained OpCap Advisors to provide day-to-day portfolio management of the Fund. OpCap Advisors is a majority-owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the Fund by OpCap Advisors. The Manager will pay OpCap Advisors monthly an annual fee based on the average daily net assets of the Fund equal to 40% of the advisory fee collected by the Manager based on the total net assets of the Fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the base amount. Oppenheimer Financial Corp., a holding company, holds a 33% interest in Oppenheimer Capital, a registered investment advisor, and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining 67% interest. Oppenheimer Capital has operated as an investment advisor since 1968.

     Prior to the date of this Prospectus, OpCap Advisors was named Quest for Value Advisors and was the investment adviser to the Fund. Effective the date of this Prospectus, the Manager acquired the investment advisory and other contracts and business relationships and certain assets and liabilities of Quest for Value Advisors, Quest for Value Distributors and Oppenheimer Capital relating to twelve Quest for Value mutual funds, including the Fund. Pursuant to this acquisition and Fund shareholder approval received on November 3, 1995, the Fund entered into the following agreements, effective the date of this Prospectus: the Investment Advisory Agreement between the Fund and the Manager, and the distribution and service plans and agreements between the Fund and the Distributor. Further, the Manager entered into a subadvisory agreement with the Sub-Adviser for the benefit of the Fund. These agreements are described below.

     OpCap Advisors may select its affiliate Oppenheimer & Co., Inc. ("Opco"), a registered broker-dealer to execute transactions for the Fund, provided that the commissions, fees or other remuneration received by Opco are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. When selecting broker-dealers other than Opco, OpCap Advisors may consider their record of sales of shares of the Fund.

     The Fund is responsible for bearing certain expenses attributable to the Fund but not to a particular class ("Fund Expenses"), including deferred organization expenses; taxes; registration fees; typesetting of prospectuses and financial reports required for distribution to shareholders; brokerage commissions; fees and related expenses of trustees or directors who are not interested persons; legal, accounting and audit expenses; custodian fees; insurance premiums; and trade association dues. Fund Expenses will be allocated based on the total net assets of each class. Each class of shares of the Fund will also be responsible for certain expenses attributable only to that class ("Class Expenses"). These Class Expenses may include distribution and service fees, transfer and shareholder servicing agent fees, professional fees, printing and postage expenses for materials distributed to current shareholders, state registration fees and shareholder meeting expenses. Such items are considered Class Expenses provided such fees and expenses relate solely to such Class. A portion of printing expenses, such as typesetting costs, will be divided equally among the Fund, while other printing expenses, such as the number of copies printed, will be considered Class Expenses.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

     -- Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more OppenheimerFunds or former Quest Funds, you will not pay an initial sales charge, but if you sell any of those shares within 12, 18 or 24 months of buying them, you may pay a contingent deferred sales charge at a rate that depends upon when you bought such shares. The amount of that sales charge will vary depending on the amount you invested. Sales charges are described in "Buying Class A Shares" below.

     -- Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years you will normally pay a contingent deferred sales charge that varies, depending on how long you have owned your shares. It is described in "Buying Class B Shares" below.

     -- Class C Shares. When you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. It is described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest, how long you plan to hold your investment, and whether you anticipate exchanging your shares for shares of other Oppenheimer funds (not all of which currently offer Class B and Class C shares). If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

     In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the asset-based sales charges on Class B and Class C expenses (which will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class you invest in.

     The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

     -- How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest.
For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or C shares for which no initial sales charge is paid.

     Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem within 6 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C Shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

     However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

     And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or $1 million or more of Class B or C shares, respectively, from a single investor.

     Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

     Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

     -- Are There Differences in Account Features That Matter to You? Because some account features may not be available for Class B or Class
C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by those classes, such as the asset-based sales charges described below and in the Statement of Additional Information.

     -- How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class rather than another class. It is important that investors understand that the purpose of the contingent deferred sales charges and asset-based sales charges for Class B and Class C shares are the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

     With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

     Under pension and profit-sharing plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

     There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other OppenheimerFunds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

     -- How Are Shares Purchased? You can buy shares several ways: through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

     -- Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

     -- Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

     -- Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member, to transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

     Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

     -- Asset Builder Plans. You may purchase shares of the Fund (and up to four other OppenheimerFunds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

     -- At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day the New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day the New York Stock Exchange is open (which is a "regular business day").

     If you buy shares through a dealer, the dealer must receive your order by the regular close of business of the New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

------------------------------------------------------------------------
                           Front-End Sales Charge    Commission
                             As a Percentage of      as Percentage
                           Offering      Amount      of Offering
Amount of Purchase         Price         Invested    Price
------------------------------------------------------------------------
Less than $25,000          5.75%         6.10%       4.75%

$25,000 or more but
less than $50,000          5.50%         5.82%       4.75%

$50,000 or more but
less than $100,000         4.75%         4.99%       4.00%

$100,000 or more but
less than $250,000         3.75%         3.90%       3.00%

$250,000 or more but
less than $500,000         2.50%         2.56%       2.00%

$500,000 or more but
less than $1 million       2.00%         2.04%       1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

     -- Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the OppenheimerFunds in the following cases:

     -- Purchases aggregating $1 million or more, or

     -- Purchases by an OppenheimerFunds prototype 401(k) plan that: (1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

     Shares of any of the Oppenheimer funds that offer only one class of shares that has no designation are considered "Class A shares" for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commission.

     If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of
(1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge. Class A shares of the Fund purchased subject to a contingent deferred sales charge on or prior to the date of this Prospectus will be subject to a contingent deferred sales charge at the applicable rate set forth in Appendix A to this Prospectus.

     In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

     No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 12, 18 or 24 months of the end of the calendar month of the purchase of the exchanged shares, depending upon the date of purchase, the sales charge will apply.

     -- Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

     -- Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can cumulate shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold that investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Transfer Agent. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

     -- Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

     -- Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

     -- the Manager or its affiliates;

     -- present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

     -- registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

     -- dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

     -- employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

     -- dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients;

     -- dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares of defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services;

     -- directors, trustees, officers or full time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan for any of them;

     -- accounts advised by Oppenheimer Capital or persons who are directors or trustees of such accounts;

     -- purchases made with the proceeds of maturing principal of any Qualified Unit Investment Liquid Trust Series;
     -- any unit investment trust that has entered into an appropriate agreement with the Distributor; or

     -- purchases by a Quest-sponsored TRAC2000 401(k) plan that originally purchased Class B or Class C shares and which shares were exchanged for Class A shares at net asset value due to the termination of the Class B and Class C shares TRAC2000 program (any such TRAC2000 shareholders on the date of this Prospectus will be assessed an administrative fee equal to 1% of their account value on the date of this Prospectus).

     See Appendix A for further details regarding sales charge waivers on purchases by certain shareholders of the former Quest for Value funds.

     Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

     -- shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

     -- shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

     -- shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor; or

     -- shares purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.

     See Appendix A for further details regarding sales charge waivers in certain transactions involving shareholders of the former Quest for Value funds.

     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge does not apply to purchases of Class A shares at net asset value without sales charge as described in the two sections above. It is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

     -- for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans");

     -- to return excess contributions made to Retirement Plans;

     -- to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

     -- involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

     -- if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or

     -- for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

     The Class A contingent deferred sales charge will be waived for certain additional types of redemptions, if the shares were purchased prior to the date of this Prospectus, as set forth in Appendix A to this Prospectus.

     -- Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class
A shares. Under the Plan, the Fund pays an annual asset-based sales charge to the Distributor of 0.25% of the average annual net assets of the class. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of the class. The Distributor uses all of the service fee and a portion of the asset-based sales charge (equal to 0.15% annually for Class A shares purchased prior to September 1, 1993 and 0.10% annually for Class A shares purchased on or after September 1, 1993) to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. The Distributor retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan.

     Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period.

     The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since                        Contingent Deferred Sales Charge
Beginning of Month In Which        on Redemptions in that Year
Purchase Order was Accepted        (As % of Amount Subject to Charge)

0 - 1                              5.0%
1 - 2                              4.0%
2 - 3                              3.0%
3 - 4                              3.0%
4 - 5                              2.0%
5 - 6                              1.0%
6 and following                    None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

     -- Automatic Conversion of Class B Shares. Six years after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

     -- Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class
B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

     The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fee increase Class B expenses by 1.00% of average net assets per year.

     The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale.

     The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class B shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class B shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class B shares before the Plan was terminated.

     -- Waivers of Class B Sales Charges. The Class B contingent deferred sales charge will not apply to shares purchased in certain types of transactions, nor will it apply to shares redeemed in certain circumstances, as described below under "Buying Class C Shares - Waivers of Class B and Class C Sales Charges."

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

     -- Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan for Class C shares to compensate the Distributor for distributing Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class C shares.

     The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class C expenses by 1.00% of average net assets per year.

     The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The total up-front commission paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

     The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class C shares. Those payments are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class C shares, including compensation of personnel of the Distributor who support distribution of Class C shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class C shares before the plan was terminated.

     -- Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

     -- distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent received the request), or (b) following the death or disability (as defined in the Internal Revenue Code ("IRC")) of the participant or beneficiary (the death or disability must have occurred after the account was established);

     -- redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

     -- returns of excess contributions to Retirement Plans;

     -- distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59-1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59-1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the IRC and may not exceed 10% of the account value annually, measured from the date the Transfer Agent received the request);

     -- shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or

     -- distributions from OppenheimerFunds prototype 401(k) plans: (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the IRC; (3) to meet minimum distribution requirements as defined in the IRC; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the IRC; (5) for separation from service.

     Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

     -- shares sold to the Manager or its affiliates;

     -- shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

     -- shares issued in plans or reorganization to which the Fund is a party.

     The Class B and Class C contingent deferred sales charge will be waived for certain additional types of redemptions, if the shares were purchased prior to the date of this Prospectus, as set forth in Appendix A to this Prospectus.

Special Investors Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

     AccountLink privileges must be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges on signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

     -- Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

     -- PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal
Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

     -- Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

     -- Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

     -- Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

     -- Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

     -- Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A shares, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of a Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

     -- Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

     -- 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

     -- SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP IRAs

     -- Pension and Profit-Sharing Plans for self-employed persons and small business owners

     -- 401(k) prototype retirement plans for businesses

     Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

     You can arrange to take money out of your account on any regular business day by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

     -- Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

     -- Certain Requests Require A Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

     -- You wish to redeem more than $50,000 worth of shares and receive a check
     -- The redemption check is not payable to all shareholders listed on the account statement
     -- The redemption check is not sent to the address of record on your statement
     -- Shares are being transferred to a Fund account with a different owner or name
     -- Shares are redeemed by someone other than the owners (such as an Executor)

     -- Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

     -- Your name
     -- The Fund's name
     -- Your Fund account number (from your account statement)
     -- The dollar amount or number of shares to be redeemed
     -- Any special payment instructions
     -- Any share certificates for the shares you are selling
     -- The signatures of all registered owners exactly as the account is registered, and
     -- Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for      Send courier or Express Mail
request by mail:                   requests to:
Oppenheimer Shareholder Services   Oppenheimer Shareholder Services
P.O. Box 5270                      10200 E. Girard Avenue, Building D
Denver, Colorado 80217             Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. Shares held in an OppenheimerFunds retirement plan or under a share certificate may not be redeemed by telephone.

     -- To redeem shares through a service representative, call 1-800-852-
8457
     -- To redeem shares automatically on PhoneLink, call 1-800-533-3310

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

     -- Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, once in each 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

     -- Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

     Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

     -- Shares of the fund selected for exchange must be available for sale in your state of residence
     -- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
     -- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
     -- You must meet the minimum purchase requirements for the fund you purchase by exchange
     -- Before exchanging into a fund, you should obtain and read its prospectus

     Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

     Exchanges may be requested in writing or by telephone:

     -- Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

     -- Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

     There are certain exchange policies you should be aware of:

     -- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

     -- Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

     -- The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

     -- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

     -- Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

     -- The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

     -- Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

     -- The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither it nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

     -- Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

     -- Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

     -- The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

     -- Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

     -- Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

     -- Under unusual circumstances, shares of the Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to the Statement of Additional Information for more details.

     -- "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

     -- The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

     -- To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

     -- Transfer Agent and Shareholder Servicing Agent. The transfer agent and shareholder servicing agent is Oppenheimer Shareholder Services. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, L.P. who acquire shares of the Fund, and for former shareholders of the Unified Funds and Liquid Green Trusts, accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee, and other accounts for which Unified Management Corporation is the dealer of record.

Dividends and Distributions

The Fund declares and pays dividends from net investment income on an annual basis following the end of its fiscal year (October 31). The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources would, in effect, represent a return of each shareholder's investment. All or a portion of such payments would not be taxable to shareholders.

Distributions from net long-term capital gains, if any, for the Fund normally are declared and paid annually, subsequent to the end of its fiscal year. Distributions from net short-term capital gains, if any, will be made annually. Short-term capital gains include the gains from the disposition of securities held less than one year. If required by tax laws to avoid excise or other taxes, dividends and/or capital gains distributions may be made more frequently.

Dividends paid by the Fund with respect to Class A, B and C shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day, with each class bearing its own distribution and other class-related expenses. Accordingly, the higher distribution fees paid by Class B and C shares and the higher resulting expense ratio will cause such shares to be paid lower per share dividends than those paid on Class A shares. However, a Class B or C shareholder will receive more shares at the time of purchase than a Class A shareholder investing the same dollar amount since no sales charge is deducted from the amount invested in Class B or C shares.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

     -- Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

     -- Reinvest Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

     -- Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

     -- Reinvest Your Distributions in Another Oppenheimer funds Account. You can reinvest all distributions in another Oppenheimer funds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

     -- "Buying a Dividend": When the Fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

     -- Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

     -- Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

     This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Additional Information

     Organization of the Fund. The Fund is one of four portfolios of Oppenheimer Quest for Value Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on April 17, 1987. The Trust may establish additional portfolios which may have different investment objectives from those stated in this prospectus.

     The Fund is not required to hold annual shareholder meetings, although special meetings may be called as required by applicable law or as requested in writing by holders of 10% or more of the outstanding shares of the Fund for the purpose of voting upon the question of removal of a trustee. The Fund will assist shareholders in communicating with one another in connection with such a meeting. For matters affecting only one portfolio of the Trust, only the shareholders of that portfolio are entitled to vote. For matters affecting all the portfolios, but affecting them differently, separate votes by portfolio are required. Stock certificates for Class B or Class C shares will not be issued. No stock certificates will be issued for Class A shares unless specifically requested in writing.

     Under Massachusetts law shareholders of the Trust could, in certain circumstances, be held personally liable as partners for obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and its portfolios and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust on behalf of its portfolios. The Declaration of Trust also provides indemnification out of the Trust's property for any shareholder held personally liable for any of the obligations of the Trust. Thus, the risk of loss to a shareholder from being held personally liable for the obligations of the Trust is limited to the unlikely circumstance in which the Trust would be unable to meet its obligations.

     Each class of shares represents identical interests in the Fund's investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to the: (a) designation of each class,
(b) effect of the respective sales charges, if any, for each class,
(c) distribution fees borne by each class, (d) expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) exchange privilege of each class.

-- Performance Information. From time to time the Fund may advertise yield and total return figures, based on historical earnings. The figures are not intended to indicate future performance. "Yield" is calculated by dividing the net investment income for the stated period (exclusive of gains, if any, from options and futures transactions) by the value, at maximum offering price on the last day of the period, of the average number of shares entitled to receive dividends during the period. The yield formula assumes that net investment income is earned at a constant rate and reinvested semi-annually. "Total Return" refers to the average annual compounded rates of return over some representative period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period. The Fund also may advertise its total return over different periods of time by means of aggregate, average, year by year or other types of total return figures. In addition, reference in advertisements may be made to ratings and rankings among similar funds by independent evaluators such as Lipper Analytical Services, Inc. or Morningstar and the performance of the Fund may be compared to recognized indices of market performance. Performance data will be computed separately for each Class of shares in accordance with formulas specified by the Securities and Exchange Commission.

-- Possible Conflicts of Interest Between Classes. The Board of the Fund has determined that currently no conflict of interest exists between Class A, B and/or C shares of the Fund. On an ongoing basis, the Board shall monitor the Fund for the existence of any material conflicts between the interests of the classes of outstanding shares. The Board shall take such action as is reasonably necessary to eliminate any such conflicts that may develop, up to and including establishing a new Fund.

-- Custodian. The custodian of the assets for the Fund is State Street Bank and Trust Company, whose principal business address is P.O. Box 8505, Boston, MA 02266-8505. Cash balances of the Fund with the Custodian in excess of $100,000 are unprotected by Federal deposit insurance. Such uninsured balances may at times be substantial.

-- Transfer Agent and Shareholder Servicing Agent. The transfer agent and shareholder servicing agent is Oppenheimer Shareholder Services, a subsidiary of the Manager, whose address is P.O. Box 5270, Denver, Colorado 80217.

-- Shareholder Servicing Agent for Certain Shareholders. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, L.P. who acquire shares of the Fund, and for former shareholders of the Unified Funds and Liquid Green Trusts, accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee, and other accounts for which Unified Management Corporation is the dealer of record.

                               APPENDIX A

              Sales Charges and Waivers for Certain Former
               Quest Shareholders, and for Certain Shares
             Purchased Prior to the Date of this Prospectus

A.   Class A Sales Charge

     1.   Class A Reduced Sales Charge for Certain Former Quest
Shareholders.

     -- Group and Association Purchases and Purchases by Certain Qualified Retirement Plans. The following table sets forth the applicable sales charge for purchases of Class A shares made through a single broker or dealer by qualified retirement plans, which for purposes of this Appendix A, only, are 401(k) plans, 403(b) plans, SEP/IRA and IRA plans of a single employer, and by members of associations formed for any purpose other than the purchase of securities that purchased shares of any former Quest Fund or that received a proposal from OCC Distributors prior to the date of this Prospectus:

                          Front-End     Front-End
                          Sales Charge  Sales Charge
                          as Percentage as Percentage  Commission as
Number of Eligible        of Offering   of Amount      Percentage of
Employees or Members      Price         Invested       Offering Price

9 or less                 2.50%         2.56%          2.00%
Between 10 & 49           2.00%         2.04%          1.60%
50 or more                   0%         See "Class A Contingent
                                        Deferred Sales Charge,"
                                        page 23 of the Prospectus.


     Purchases made under the Group Purchase provision will qualify for the lower of the sales charge computed according to the table based on the number of eligible employees in a plan or members of an association or the sales charge level under the Rights of Accumulation described above. Purchases by retirement plans covering 50 or more eligible employees or by associations or groups with 50 or more members shall be entitled to the sales charge waiver applicable to purchases of $1 million or more. In addition, purchases by 401(k) plans can qualify for this sales charge waiver if, in the opinion of OCC Distributors, the distributor of the prior Quest funds, the initial purchase plus projected contributions to be invested in the plan for the following 12 months will exceed $1,000,000. Individuals who qualify for reduced sales charges as members of associations, groups or eligible employees in plans as set forth in the above table also may purchase shares for their individual or custodial accounts at the same sales charge level, upon request to the Fund's Distributor.

     2. Rate of Class A Contingent Deferred Sales Charge. Class A shares of the Fund purchased without a sales charge prior to July 1, 1994 are subject to a contingent deferred sales charge if they are redeemed within 24 months of the end of the calendar month in which they were purchased in an amount equal to 1% if the redemption occurs within the first 12 months and equal to .5 of 1% if the redemption occurs in the next 12 months. Class A shares of the Fund purchased without a sales charge on or after July 1, 1994 but prior to the date of this Prospectus are subject to a contingent deferred sales charge if they are redeemed within 12 months of the end of the calendar month of their purchase in an amount equal to 1%.

     3. Waiver of Class A Initial and Contingent Deferred Sales Charge for Certain Former Quest Shareholders. Class A shares of the Fund purchased by the following investors are not subject to any Class A sales charges:

     -- Shareholders of the AMA Family of Funds who acquired shares of any of the former Quest for Value Funds pursuant to a combination of a Quest Fund with a portfolio of the AMA Family of Funds who were shareholders of the AMA Family of Funds on February 28, 1991; or

     -- Shareholders who acquired shares of any former Quest for Value Fund pursuant to the combination of certain Quest Funds with portfolios of the Unified Funds.

     4. Waiver of Class A Contingent Deferred Sales Charge ("CDSC") in Certain Transactions Involving Former Quest Shareholders. The Class A CDSC will not apply with respect to Class A shares of the Fund purchased by certain investors who were shareholders of any former Quest for Value Funds prior to the date of this Prospectus, as follows:

     -- Special Fiduciary Relationships. The contingent deferred sales charge will not apply with respect to purchases of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder.

     -- Purchases by Strategic Alliances. The contingent deferred sales charge will not apply with respect to purchases of Class A shares by participants in qualified retirement plans that are part of strategic alliances. No sales charge will be imposed on such purchases and the Distributor will pay to the selling dealer a commission described above in "Class A Contingent Deferred Sales Charge."

     5. Waiver of Class A Initial and Contingent Deferred Sales Charge. The Class A initial and contingent deferred sales charge will not apply to qualified retirement plans that are part of strategic alliances that purchase shares on or after the date of this Prospectus but prior to March 31, 1996.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers

     1. Waivers for Redemptions with Respect to Purchases Prior to March 6, 1995. The contingent deferred sales charge will be waived in the case of redemptions of Class A, B or C shares of the Fund purchased prior to March 6, 1995 in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code ("IRC") or from custodial accounts under IRC
Section 403(b)(7), individual retirement accounts under IRC
Section 408(a), deferred compensation plans under IRC section 457 and other employee benefit plans ("plans"), and returns of excess contributions made to these plans, (ii) withdrawals under an automatic withdrawal plan where the annual withdrawal does not exceed 10% of the opening value of the account (only for Class B and C shares); and
(iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum.

     2. Waivers for Redemption with Respect to Purchases on or After March 6, 1995 but Prior to Date of the Prospectus. The contingent deferred sales charge will be waived in the case of redemptions of Class A, B or C shares of the Fund purchased on or after March 6, 1995, but prior to the date of this Prospectus in connection with (1) distributions to participants or beneficiaries from individual retirement accounts under
Section 408(a) of the IRC and retirement plans under Section 401(a), 401(k), 403(b) and 457 of the IRC, which distributions are made either
(a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the IRC) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan where the annual withdrawals do not exceed 10% of the opening value of the account (only for Class B and C shares); and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum. A shareholder will be credited with any contingent deferred sales charge paid in connection with the redemption of any Class A, B or C shares if within 90 days after such redemption, the proceeds are invested in the same Class of shares in the same and/or another Oppenheimer fund.

C.   Dealer Arrangements.

     1. Dealers who previously sold Class B shares of the Fund to Quest prototype 401(k) plan accounts maintained on the TRAC-2000 recordkeeping system and whose accounts were transferred to the OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional payment by the Distributor of 1% of the value of the assets so transferred, such payment not to exceed $5,000.

     2. Dealers who previously sold Class C shares of the Fund to Quest prototype 401(k) plan accounts maintained on the TRAC-2000 recordkeeping system and (i) which shares in such accounts were exchanged for Class A shares, or (ii) whose accounts were transferred to the OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional payment by the Distributor of 1% of the value of the assets so transferred, such payment not to exceed $5,000.

Oppenheimer Quest Small Cap Value Fund
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

Investment Adviser
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Sub-Adviser
OpCap Advisors
One World Financial Center
New York, New York 10281

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

Independent Auditors
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

Legal Counsel
Gordon Altman Butowsky Weitzen
  Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Additional Statement, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

LOF23/QUEST/SMALL.B#1

Oppenheimer Quest Officers Value Fund
Prospectus dated November 24, 1995

     Oppenheimer Quest Officers Value Fund (the "Fund"), a series of Oppenheimer Quest for Value Funds, is a mutual fund that seeks capital appreciation through investment in securities (primarily equity securities) of companies believed to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows through a non-diversified portfolio. The Fund may invest its assets in equity securities of companies with no limit as to market capitalization. The Fund may invest up to 25% of its net assets in bonds rated below Baa 3 by Moody^s Investors Service, Inc. or BBB- by Standard & Poor^s Corporation (commonly known as "high yield" or "junk bonds"). Please refer to "Investment Restrictions and Techniques" and "Risk Factors" for more information about the types of securities the Fund invests in and the risks of investing in the Fund.

     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the November 24, 1995 Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).
                                                 [OppenheimerFunds logo]

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


     ABOUT THE FUND

     Expenses
     A Brief Overview of the Fund
     Financial Highlights
     Investment Objective and Policies of the Fund
     Risk Factors
     Investment Restrictions and Techniques
     Investment Management Agreement

     ABOUT YOUR ACCOUNT

     How to Buy Shares
     Class A Shares
     Class B Shares
     Class C Shares
     Special Investor Services
     AccountLink
     Automatic Withdrawal and Exchange Plans
     Reinvestment Privilege
     Retirement Plans
     How to Sell Shares
     By Mail
     By Telephone
     How to Exchange Shares
     Shareholder Account Rules and Policies
     Dividends, Capital Gains and Taxes

     Appendix A: Sales Charges and Waivers for Certain Former Quest Shareholders, and for Certain Shares Purchased Prior to the Date of this Prospectus

     Appendix B:  Description of Ratings

ABOUT THE FUND

Expenses

     The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you might expect to bear indirectly, based upon the Fund's fees and expenses in effect as of the date of this Prospectus after giving effect to the acquisition by Oppenheimer Management Corporation described below.

     ^ Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account" for an explanation of how and when these charges apply.

                         Class          Class          Class
                         A Shares       B Shares       C Shares

Maximum Sales Charge
 on Purchases
 (as a % of
  offering price)        5.75%          None           None
Sales Charge on
Reinvested Dividends     None           None           None
Deferred Sales Charge
  (as a % of the
  lower of the
  original purchase
  price or redemption
  proceeds)              None(1)   5% in the first     1% if
                                   year, declining     redeemed
                                   to 1% in the        within 12
                                   sixth year          months of
                                   and eliminated      purchase(2)
                                   thereafter(2)
Redemption Fee           None      None                None
Exchange Fee             None      None                None

(1) If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12, 18 or 24 calendar months from the end of the calendar month during which you purchased those shares, depending upon when you purchased such shares. See "How to Buy Shares - Class A Shares," below.

(2) See "How to Buy Shares - Class B Shares" and "How to Buy Shares - Class C Shares" below, for more information on the contingent deferred sales charges.

      ^ Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer Management Corporation (referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

      The numbers in the table below are estimates of the Fund's business expenses based on the Fund's expenses from its inception (November 8, 1994) through April 30, 1995. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. Class B and C shares are currently not publicly offered; accordingly, the Annual Fund Operating Expenses for Class B and Class C shares are estimates based on amounts that would have been payable if such shares had been outstanding from the Fund's inception through April 30, 1995. The fees and expenses in the table below have been restated to reflect the elimination, concurrently with the acquisition by the Manager described below, of certain voluntary fee waivers and expense assumptions. Had the voluntary fee waivers and expense assumptions remained in effect, the "Management Fees" for each class of shares would have been waived in their entirety, the "12b-1 Distribution Plan Fees" for each class of shares would have been waived in their entirety, "Other Expenses" for each class of shares would have been 2.50% and "Total Fund Operating Expenses" for each class of shares would have been 2.50%. The 12b-1 Fees for Class A shares are service fees (the maximum fee is 0.25% of average annual net assets of that class) and a distribution fee of 0.25% of the average annual net assets of that class. For Class B and Class C shares, the 12b-1 Fees are the service fees (the maximum fee is 0.25% of average annual net assets of those classes) and the annual asset-based sales charges of 0.75% of the average annual net assets of the class. These plans are described in greater detail in "How to Buy Shares."

      The actual expenses for each class of shares in future years may be more or less than the numbers in the table, depending on a number of factors, including changes in the actual value of the Fund's assets represented by each class of shares.

                           Class         Class          Class
                           A Shares      B Shares       C Shares
Management Fees            1.00%         1.00%          1.00%
12b-1 Distribution         0.50%         1.00%          1.00%
  Plan Fees
Other Expenses             1.15%         1.15%          1.15%
                           -----         -----          -----
Total Fund Operating
  Expenses                 2.65%         3.15%          3.15%

      ^ Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above and that Class B shares automatically convert into Class A shares six years after purchase. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                     1 year   3 years  5 years 10 years*

Class A Shares       $83      $135     $190    $339
Class B Shares       $82      $127     $185    $324
Class C Shares       $42      $97      $165    $346

      If you did not redeem your investment, it would incur the following expenses:

Class A Shares       $83      $135     $190    $339
Class B Shares       $32      $97      $165    $324
Class C Shares       $32      $97      $165    $346

---------------
*The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class
B shares into Class A shares after 6 years. Because of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long term Class B and Class C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Class B Shares" for more information.

      These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.

A Brief Overview of the Fund

   Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

   ^ What Is the Fund^s Investment Objective? The Fund seeks capital appreciation through investment in securities (primarily equity securities) of companies believed to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows through a non-diversified portfolio.

   ^ What does the Fund Invest In? The Fund invests primarily in equity securities including common stocks and preferred stocks; bonds, debentures and notes convertible into common stock and depository receipts for such securities. The Fund may invest its assets in equity securities of companies with no limit as to market capitalization. The Fund may invest up to 25% of its net assets in bonds rated below Baa 3 by Moody^s Investors Service, Inc. or BBB- by Standard & Poor^s Corporation (commonly known as "high yield" or "junk bonds"). The Fund may also write covered calls and use certain types of securities called "derivative investments" and hedging instruments to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies of the Fund."

   ^ Who Manages the Fund? The Fund^s investment adviser (the "Manager") is Oppenheimer Management Corporation, which (including a subsidiary) manages investment companies currently having over $38 billion in assets. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund^s subadvisor is OpCap Advisors (the "Sub-Adviser"), a subsidiary of Oppenheimer Capital, which is paid a fee by the Manager. The Fund^s portfolio manager is employed by the Sub-Adviser and is primarily responsible for the selection of the Fund^s securities. The Fund^s Board of Trustees, elected by shareholders, oversees the investment adviser, the subadvisor and the portfolio manager. Please refer to "Investment Management Agreement," for more information about the Manager and its fees.

   ^ How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How To Buy Shares" for more details.

   ^ Will I Pay A Sales Charge to Buy Shares? The Fund has three classes of shares. All classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Purchases of $1 million or more of Class A shares have no initial sales charge but are subject to a contingent deferred sales charge of up to 1% if held for less than 12, 18 or 24 months, depending upon when you purchased such shares. Class B shares are offered without a front-end sales charge, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you owned your shares. Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge of 1% if redeemed within one year of buying them. There is also an annual asset-based sales charge on each class of shares. Please review "How To Buy Shares" for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

   ^ How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How To Sell Shares". The Fund also offers exchange privileges with other OppenheimerFunds, described in "How To Exchange Shares".

   ^ How Has the Fund Performed? The Fund measures performance by quoting its average annual total return and cumulative total return, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. Please remember that past performance does not guarantee future results.

Financial Highlights

     The table on the following page presents unaudited selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets for the period from November 8, 1994 (inception) to April 30, 1995.


 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

     Net Asset Value, beginning of
period.......................................       $10.00 (1)

         -----------
     Net investment
income......................................................         0.10

     Net realized and unrealized gain on
investments............................         1.00

         -----------
        Total from investment
operations........................................         1.10

     Dividends to shareholders from net investment
income.......................        (0.04)

         -----------

     Net Asset Value, end of
period.............................................       $11.06

         -----------

         -----------

     Total investment
return*...................................................        11.00%

         -----------

     Net assets, end of
period..................................................   $2,988,509

         -----------

     Ratio of net operating expenses to average net
assets......................         0.00%(2,3,4)

         -----------

     Ratio of net investment income to average net
assets.......................         2.10%(2,3,4)

         -----------

     Portfolio turnover
rate....................................................           60%

         -----------

-----------------------------------------------------------------------
--------
 (1)  Offering price.
 (2) During the period presented above, the Adviser has voluntarily waived all of its fees and reimbursed the Fund for all of its operating expenses. If such waivers and reimbursements had not been in effect, the
      annualized ratio of net operating expenses to average daily net assets and the annualized ratio of net investment income to average daily net assets would have been 2.15% and (.05%), respectively.
 (3) Average net assets for the period November 8, 1994 (commencement of operations) to April 30, 1995 were $2,295,379.
 (4)  Annualized.
  * Assumes reinvestment of all dividends. Aggregate (not annualized) total return is shown.

Investment Objective and Policies Of The Fund

     The Sub-Adviser, OpCap Advisors (formerly known as Quest for Value Advisors), manages the Fund in accordance with the Fund's investment objective and policies described below pursuant to a Subadvisory Agreement with the Manager.

     The Fund seeks capital appreciation through investment in securities (primarily equity securities) of companies believed by the Sub-Adviser, to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows through a non-diversified portfolio. The Fund may invest its assets in equity securities of companies with no limit as to market capitalization. See
"Risk Factors."   The Fund may invest up to 25% of its net assets in bonds
rated below Baa 3 by Moody^s Investors Service, Inc. ("Moody's") or BBB-by Standard & Poor^s Corporation ("S&P")(commonly known as "high yield" or "junk bonds"). For the purposes of this Prospectus the term equity securities is defined as common stocks and preferred stocks; bonds, debentures and notes convertible into common stocks; and depository receipts for such securities. Investments of the Fund are managed by Jeffrey C. Whittington, Senior Vice President of Oppenheimer Capital. He has been Portfolio Manager of the Fund since its inception. Mr. Whittington has been a portfolio manager at Oppenheimer Capital since August, 1994, and from June, 1986 to May, 1991. From August, 1993 to July, 1994 he was a portfolio manager with Neuberger & Berman. From October, 1991 to July, 1993 he was a portfolio manager with Oppenheimer
& Co., Inc. The Sub-Adviser's equity investment policy is overseen by George Long, Managing Director and Chief Investment Officer for Oppenheimer Capital, the parent of OpCap Advisors. Mr. Long has been with Oppenheimer Capital since 1982.

     To provide liquidity for the purchase of new instruments and to effect redemptions of shares, the Fund typically invests a part of its assets in various types of U.S. government securities and high quality, short-term debt securities with remaining maturities of one year or less such as government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements ("money market instruments"). For temporary defensive purposes, the Fund may invest up to 100% of its assets in such
securities.   At any time that the Fund for temporary defensive purposes invests in such securities, to the extent of such investments, it is not pursuing its investment objective. It is anticipated that the Fund will have an annual turnover rate (excluding turnover of securities having a maturity of one year or less) of 100% or less. Brokerage costs are not incurred in connection with debt obligations or U.S. government securities transactions; however, mark-ups to dealers are paid. These may be considered transaction costs which will be increased by any increase in turnover rate. Options and futures may increase the turnover rate. To the extent that higher portfolio turnover increases capital gains, more taxes will be payable.

     Except as indicated, the investment objective and policies described above are fundamental and may not be changed without a vote of the shareholders.

Risk Factors

     The value of the Fund's shares will fluctuate and on redemption the value of your shares may be more or less than your investment.

     There are two types of risk generally associated with owning equity securities: market risk and financial risk. Market risk is the risk associated with the movement of the stock market in general. Financial risk is associated with the financial condition and profitability of the underlying company. Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. The Fund may invest 5% of its net assets in the securities of companies that have operated less than three years, including the operations of predecessors. Securities of unseasoned companies may have a limited trading market, which may adversely affect their disposition by the Fund and can result in their shares being priced at a lower level than might otherwise be the case.

     There are two types of risk associated with owning debt securities: interest rate risk and credit risk. Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities will normally decline and if interest rates fall, the value of debt securities will normally increase. All debt securities, including U.S. government securities, which are generally considered to be the most creditworthy of all debt obligations, are subject to interest rate risk. Securities with longer maturities generally will have a more pronounced reaction to interest rate changes than shorter term securities.

     Credit risk relates to the ability of the issuer to make periodic interest payments and ultimately repay principal at maturity. Bonds rated below Baa3 by Moody's or BBB- by S&P, which the Fund may acquire, are commonly known as "junk bonds." Such securities may be subject to higher risks and greater market fluctuations than are lower-yielding higher-rated securities. Securities rated Ba by Moody^s are judged to have speculative elements; their future cannot be considered well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominately speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. Securities rated Caa by Moody^s or CCC by S&P are considered to have predominately speculative characteristics with respect to capacity to pay interest and repay principal and to be of poor standing. Securities rated Ca by Moody^s are speculative to a high degree; such issues are often in default or have other marked shortcomings. A security rated CI by S&P are income bonds on which no interest is being paid, and securities rated D by S&P are in payment default. The Fund does not intend to hold such lower-rated securities unless the opportunities for capital appreciation and income, combined, remain attractive. See Appendix B for a more complete general description of Moody^s and S&P ratings. The ratings of Moody^s and S&P represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market risk of these securities. Therefore, although these ratings may be an initial criterion for selection of such investments, the Sub-Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund^s ability to achieve its investment objective may be more dependent on the Sub-Adviser's credit analysis than might be the case for a fund that invested in higher rated securities. The market price and yield of securities rated Ba or lower by Moody^s and BB or lower by S&P are more volatile than those of higher rated securities. Factors adversely affecting the market price and yield of these securities may adversely affect the Fund^s net asset value. In addition, the retail secondary market of these securities may be less liquid than that of higher rated securities; adverse market conditions could make it difficult at times for the Fund to sell certain securities. The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than higher rated securities. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. Consequently, the risk associated with acquiring the securities of such issuers is greater than with higher rated securities. The Fund is not obliged to dispose of securities due to changes by the rating agencies. The Fund may invest in bonds which are in default, which could result in increased costs associated with the sale or recovery of such bonds.

     The Fund is non-diversified as that term is defined in the Investment Company Act of 1940 but intends to continue to qualify as a "regulated investment company" for Federal income tax purposes. This means generally that more than 5% of the Fund^s total assets may be invested in any one issuer, but only if at the close of each fiscal quarter the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. As a non-diversified investment company, the Fund may present greater risks than diversified companies because the Fund can invest in a smaller number of issuers.

Additional Risks of Foreign Securities: The Fund may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the-counter markets or represented by American Depository Receipts. There is no limit to the amount of such foreign securities the Fund may acquire. Certain factors and risks are presented by investment in foreign securities which are in addition to the usual risks inherent in domestic securities. Foreign companies are not necessarily subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by the Fund than is available concerning U.S. companies. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; income earned in the foreign nation being subject to taxation, including withholding taxes on interest and dividends, or other taxes imposed with respect to investments in the foreign nation; limitations on the removal of securities, property or other assets of a fund; difficulties in pursuing legal remedies and obtaining judgments in foreign courts; or political or social instability or diplomatic developments which could affect U.S. investments in those countries. For a description of the risks of possible losses through holding of securities in foreign custodian banks and depositories, see "Risk Factors and Special Considerations" in the Statement of Additional Information ("SAI").

     Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Non-U.S. stock exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S. and commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. transactions. In addition, there may in certain instances be delays in the settlement of non-U.S. stock exchange transactions. Certain countries restrict foreign investments in their securities markets. These restrictions may limit or preclude investment in certain countries, industries or market sectors, or may increase the cost of investing in securities of particular companies. Purchasing the shares of investment companies which invest in securities of a given country may be the only or the most efficient way to invest in that country. This may require the payment of a premium above the net asset value of such investment companies and the return will be reduced by the operating expenses of those investment companies.

     A decline in the value of the U.S. dollar against the value of any particular currency will cause an increase in the U.S. dollar value of a Fund's holdings denominated in such currency. Conversely, a decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency. Some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets which could adversely affect the Fund. The Fund does not intend to speculate in foreign currency in connection with the purchase or sale of securities on a foreign securities exchange but may enter into foreign currency contracts to hedge their foreign currency exposure. While those transactions may minimize the impact of currency appreciation and depreciation, the Fund will bear a cost for entering into the transaction and such transactions do not protect against a decline in the security's value relative to other securities denominated in that currency.

     The Fund may invest its assets in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or Global Depository Receipts ("GDRs") which are U.S. dollar-denominated receipts that represent and may be converted into the underlying foreign security.
ADRs, GDRs or EDRs are issued by persons other than the underlying issuer, typically a domestic bank or trust company. Issuers of the stock of ADRs, EDRs or GDRs sponsored by banks or trust companies are not obligated to disclose material information in the United States and therefore, there may not be a correlation between such information and the market value of such ADRs, GDRs or EDRs.

Options and Futures: Different uses of futures and options have different risk and return characteristics. Generally, selling futures contracts, purchasing put options and writing call options are strategies designed to protect against falling security prices and can limit potential gains if prices rise. Purchasing futures contracts, purchasing call options and writing put options are strategies whose returns tend to rise and fall together with securities prices and can cause losses if prices fall. If securities prices remain unchanged over time, option writing strategies tend to be profitable while option buying strategies tend to be unprofitable. The Fund intends to engage in futures contracts, options on futures contracts or options on stock indexes for bona fide hedging or other non-speculative purposes, may write covered call options and purchase put options, and may write covered call options on individual securities. The Fund will not enter into any leveraged futures transactions.

Repurchase Agreements and Reverse Repurchase Agreements: The Fund may acquire securities subject to repurchase agreements and reverse repurchase agreements. Repurchase agreements and reverse repurchase agreements involve certain risks.

     For a further description of options and futures, repurchase agreements and reverse repurchase agreements and other investment techniques used by the Fund, see "Investment Restrictions and Techniques", below.

Investment Restrictions And Techniques

     The Fund is subject to certain investment restrictions which are fundamental policies changeable only by shareholder vote. The restrictions in a, b and c below do not apply to U.S. government securities. The Fund may not (a) Purchase more than 10% of the voting securities of any one issuer (with respect to 75% of its total assets);
(b) Purchase more than 10% of any class of security of any issuer, with all outstanding debt securities and all preferred stock of an issuer each being considered as one class; (c) Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, the Fund may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by the Fund for investment purposes (for this purpose, a foreign government is considered an industry). Concentration of investment in securities of one issuer may tend to increase the Fund's financial risk (See "Risk Factors"); (d) Borrow money in excess of 33 1/3% of the value of the Fund's total assets; the Fund may borrow only from banks and only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5% of the total assets; (e) Invest more than 15% of the Fund's total assets in illiquid securities, including securities for which there is no readily available market, repurchase agreements which have a maturity of longer than seven days, securities subject to legal or contractual restrictions and certain over-the-counter options; and (f) Invest more than 5% of the Fund's total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.
(This restriction is not a fundamental policy of the Fund, but was adopted to comply with a state's securities laws). Notwithstanding investment restriction (e) above, the Fund may purchase securities which are not registered under the Securities Act of 1933 ("1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Sub-Adviser, acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by the Fund in these securities. Other investment restrictions are described in the SAI.

     The investment techniques or instruments described below are used for the investment program of the Fund.

Repurchase Agreements: The Fund may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, the Fund acquires a debt security for a relatively short period (usually for one day and very seldom for more than one week) subject to an obligation of the seller to repurchase (and the Fund's obligation to resell) the security at an agreed-upon higher price, thereby establishing a fixed investment return during the holding period. Pending such repurchase, the seller of the instrument maintains securities as collateral equal in market value to the repurchase price. Repurchase agreements may be characterized as loans collateralized by the underlying securities.

     In the event a seller defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a seller's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit.

     The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high grade securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline more than or appreciate less than the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreements may effectively be restricted pending such decisions. Reverse repurchase agreements create leverage, a speculative factor, and will be considered borrowings for purposes of the Fund's limitation on borrowing.

Loans of Portfolio Securities: The Fund may lend portfolio securities if collateral (cash, U.S. Government or agency obligations or letters of credit) securing such loans is maintained daily in an amount at least equal to the market value of the securities loaned and if the Fund does not incur any fees (except transaction fees of the custodian bank) in
connection with such loans.   The value of the securities loaned, if any,
is not expected to exceed 33 1/3% of the value of the total assets of the Fund. There is a risk that the borrower of the securities may default and the Fund may have difficulty in reacquiring the loaned securities.

Options and Futures: The Fund may buy and sell options on stock indexes, futures contracts and options on futures to hedge its investments against changes in value or as a temporary substitute for purchases or sales of actual securities. The Fund may write covered call options on individual securities. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is not fully invested ("anticipatory hedge"). Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline or increase in interest rates that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and by so doing, provide an alternative to the liquidation of securities positions in the Fund with attendant transaction costs. All options purchased or sold by the Fund will be traded on a U.S. or foreign commodities exchange or will result from separate, privately negotiated transactions with a primary government securities dealer recognized by the Board of Governors of the Federal Reserve System or with other broker-dealers approved by the Fund's Board. Options on securities, futures contracts and options on futures contracts that are traded on foreign exchanges are subject to the risk of governmental action affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (v) lesser trading volume and (vi) in certain circumstances, currency fluctuations.

     So long as Commodities Futures Trading Commission rules so require, the Fund will not enter into any financial futures or options contract unless such transactions are for bona-fide hedging purposes or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5% of the liquidation value of the Fund's total assets. A call option written or sold by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other liquid high-grade debt securities in a segregated account with its custodian. A put option written or sold by the Fund is "covered" if the Fund maintains cash, U.S. Government securities or other liquid high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. As a result, the Fund forgoes the opportunity of trading the segregated assets or writing calls against those assets. There may not be a complete correlation between the price of options or futures and the market prices of the underlying securities. The Fund may lose the ability to profit from an increase in the market value of the underlying securities or may lose its premium payment. If due to a lack of a market the Fund could not effect a closing purchase transaction with respect to an OTC option, it would have to hold the callable securities until the call lapsed or was exercised.

When-Issued and Delayed Delivery Securities and Firm Commitments:   The
Fund may purchase securities on a "when-issued" or "delayed delivery" basis or may either purchase or sell securities on a "firm commitment basis", whereby the price is fixed at the time of commitment but delivery and payment may be as much as a month or more later. The underlying securities are subject to market fluctuations and no interest accrues prior to delivery of the securities. The Fund will maintain cash, U.S. Government securities or other liquid high grade debt obligations in a segregated account with its custodian bank equal in value to its obligations to purchase such securities.

Rights and Warrants: The Fund may invest up to 5% of its total assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. The 5% limitation is not a fundamental policy.

Investment Management Agreement

     The Fund is managed by the Manager, Oppenheimer Management Corporation, which supervises the Fund^s investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees under an Investment Advisory Agreement with the Fund which states the Manager^s responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund pays to conduct its business.

     The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $38 billion as of September 30, 1995, and with more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

     For its services under the Investment Advisory Agreement, the Fund pays the Manager an annual fee based on the Fund^s daily net assets at the rate of 1.00%.

     The Manager has retained the Sub-Adviser to provide day-to-day portfolio management of the Fund. The Sub-Adviser is a majority-owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the Fund by the Sub-Adviser. The Manager will pay the Sub-Adviser an annual fee based on the average daily net assets of the Fund equal to 40% of the advisory fee collected by the Manager based on the total net assets of the Fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the base amount. Oppenheimer Financial Corp., a holding company, holds a 33% interest in Oppenheimer Capital, and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining 67% interest. Oppenheimer Capital has operated as an investment advisor since 1968. The Manager is not affiliated with Oppenheimer Capital or OpCap Advisors.

     Prior to the date of this Prospectus, the Sub-Adviser was named Quest for Value Advisors and was the investment adviser to the Fund. Effective the date of this Prospectus, the Manager acquired the investment advisory and other contracts and business relationships and certain assets and liabilities of Quest for Value Advisors, Quest for Value Distributors and Oppenheimer Capital relating to twelve Quest for Value mutual funds, including the Fund. Pursuant to this acquisition and Fund shareholder approval received on November 3, 1995, the Fund entered into the following agreements, effective the date of this Prospectus: the Investment Advisory Agreement between the Fund and the Manager, and the distribution and service plans and agreements between the Fund and the Distributor. Further, the Manager entered into a subadvisory agreement with the Sub-Adviser for the benefit of the Fund. The distribution and service plans are described below.

     The Sub-Adviser may select its affiliate Oppenheimer & Co., Inc. ("Opco"), a registered broker-dealer to execute transactions for the Fund, provided that the commissions, fees or other remuneration received by OpCo are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. When selecting broker-dealers other than OpCo, the Sub-Adviser may consider their record of sales of shares of the Fund.

  The Fund is responsible for bearing certain expenses attributable to the Fund but not to a particular class ("Fund Expenses"), including deferred organization expenses; taxes; registration fees; typesetting of prospectuses and financial reports required for distribution to shareholders; brokerage commissions; fees and related expenses of trustees who are not interested persons; legal, accounting and audit expenses; custodian fees; insurance premiums; and trade association dues. Fund Expenses will be allocated based on the total net assets of each class. Each class of shares of the Fund will also be responsible for certain expenses attributable only to that class ("Class Expenses"). These
Class Expenses may include distribution and service fees, transfer and shareholder servicing agent fees, professional fees, printing and postage expenses for materials distributed to current shareholders, state registration fees and shareholder meeting expenses. Such items are considered Class Expenses provided such fees and expenses relate solely to such Class. A portion of printing expenses, such as typesetting costs, will be divided equally among the Funds, while other printing expenses, such as the number of copies printed, will be considered Class Expenses.

ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. Currently, only Class A shares are offered to the following individuals and entities: (i) officers, directors, trustees and employees (and members of their "immediate families", as hereinafter defined) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees and (ii) officers, directors, trustees and employees of Oppenheimer Capital, and its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan for any of them. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

      -- Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by Oppenheimer funds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more Oppenheimer funds or former Quest Funds, you will not pay an initial sales charge, but if you sell any of those shares within 12, 18 or 24 months of buying them, you may pay a contingent deferred sales charge at a rate that depends upon when you bought such shares. The amount of that sales charge will vary depending on the amount you invested. Sales charges are described in "Buying Class A Shares" below.

      -- Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years you will normally pay a contingent deferred sales charge that varies, depending on how long you have owned your shares. It is described in "Buying Class B Shares" below.

      -- Class C Shares. When you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. It is described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest, how long you plan to hold your investment, and whether you anticipate exchanging your shares for shares of other Oppenheimer funds (not all of which currently offer Class B and Class C shares). If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

      In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the asset-based sales charges on Class B and Class C expenses (which will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class you invest in.

      The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

      -- How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest.
For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or C shares for which no initial sales charge is paid.

      Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem within 6 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C Shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

      And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or $1 million or more of Class B or C shares, respectively, from a single investor.

      Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

      Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

      -- Are There Differences in Account Features That Matter to You? Because some account features may not be available for Class B or Class
C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by those classes, such as the asset-based sales charges described below and in the Statement of Additional Information.

      -- How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class rather than another class. It is important that investors understand that the purpose of the contingent deferred sales charges and asset-based sales charges for Class B and Class C shares are the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

      With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

      Under pension and profit-sharing plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

      There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other OppenheimerFunds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

      -- How Are Shares Purchased? You can buy shares several ways: through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

      -- Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

      -- Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

      -- Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member, to transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

      Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

      -- Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

      -- At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day the New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day the New York Stock Exchange is open (which is a "regular business day").

      If you buy shares through a dealer, the dealer must receive your order by the regular close of business of the New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

-------------------------------------------------------------------------
                           Front-End Sales Charge    Commission
                             As a Percentage of      as Percentage
                           Offering      Amount      of Offering
Amount of Purchase         Price         Invested    Price
------------------------------------------------------------------------
Less than $25,000          5.75%         6.10%       4.75%

$25,000 or more but
less than $50,000          5.50%         5.82%       4.75%

$50,000 or more but
less than $100,000         4.75%         4.99%       4.00%

$100,000 or more but
less than $250,000         3.75%         3.90%       3.00%

$250,000 or more but
less than $500,000         2.50%         2.56%       2.00%

$500,000 or more but
less than $1 million       2.00%         2.04%       1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

     -- Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

     -- Purchases aggregating $1 million or more, or

     -- Purchases by an OppenheimerFunds prototype 401(k) plan that: (1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,00 or more.

     Shares of any of the Oppenheimer funds that offer only one class of shares that has no designation are considered "Class A shares" for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commission.

     If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of
(1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge. Class A shares of the Fund purchased without a sales charge on or prior to the date of this Prospectus will be subject to a sales charge at the applicable rate set forth in Appendix A to this Prospectus.

     In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

     No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 12, 18 or 24 months of the end of the calendar month of the purchase of the exchanged shares, depending upon the date of purchase, the sales charge will apply.

     -- Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

     -- Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can cumulate shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold that investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Transfer Agent. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

     -- Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

     -- Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

     -- the Manager or its affiliates;

     -- present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

     -- registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

     -- dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

     -- employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

     -- dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients;

     -- dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares of defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services;

     -- directors, trustees, officers or full time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan for any of them;

     -- accounts advised by Oppenheimer Capital or persons who are directors or trustees of such accounts;

     -- purchases made with the proceeds of maturing principal of any Qualified Unit Investment Liquid Trust Series;

     -- any unit investment trust that has entered into an appropriate agreement with the Distributor; or

     -- purchases by a Quest-sponsored TRAC-2000 401(k) plan that originally purchased Class B or Class C shares of a former Quest fund and which shares were exchanged for Class A shares at net asset value due to the termination of the Class B and Class C shares TRAC-2000 program (any such TRAC-2000 shareholders on the date of this Prospectus will be assessed an administrative fee equal to 1.0% of their account value on the date of this Prospectus).


     See Appendix A for further details regarding sales charge waivers on purchases by certain shareholders of the former Quest for Value funds.

     Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

     -- shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

     -- shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

     -- shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor; or

     -- shares purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.

     See Appendix A for further details regarding sales charge waivers in certain transactions involving shareholders of the former Quest for Value funds.

     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge does not apply to purchases of Class A shares at net asset value without sales charge as described in the two sections above. It is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

     -- for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans");

     -- to return excess contributions made to Retirement Plans;

     -- to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

     -- involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

     -- if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or

     -- for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (6) separation from service.

     The Class A contingent deferred sales charge will be waived for certain additional types of redemptions, if the shares were purchased prior to the date of this Prospectus, as set forth in Appendix A to this Prospectus.

     -- Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class
A shares. Under the Plan, the Fund pays an annual asset-based sales charge to the Distributor of 0.25% of the average annual net assets of the class. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of the class. The Distributor uses the service fee and asset-based sales charge to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

     Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period.

     The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since                        Contingent Deferred Sales Charge
Beginning of Month In Which        on Redemptions in that Year
Purchase Order was Accepted        (As % of Amount Subject to Charge)



0 - 1                              5.0%
1 - 2                              4.0%
2 - 3                              3.0%
3 - 4                              3.0%
4 - 5                              2.0%
5 - 6                              1.0%
6 and following                    None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

     -- Automatic Conversion of Class B Shares. Six years after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

     -- Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class
B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

     The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fee increase Class B expenses by 1.00% of average net assets per year.

     The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale.

     The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class B shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class B shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class B shares before the Plan was terminated.

     -- Waivers of Class B Sales Charges. The Class B contingent deferred sales charge will not apply to shares purchased in certain types of transactions, nor will it apply to shares redeemed in certain circumstances, as described below under "Buying Class C Shares - Waivers of Class B and Class C Sales Charges."

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

     -- Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan for Class C shares to compensate the Distributor for distributing Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class C shares.

     The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class C expenses by 1.00% of average net assets per year.

     The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The total up-front commission paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

     The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class C shares. Those payments are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class C shares, including compensation of personnel of the Distributor who support distribution of Class C shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and/or asset-based sales charge to the Distributor for distributing Class C shares before the plan was terminated.

     -- Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

     -- distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent received the request), or (b) following the death or disability (as defined in the Internal Revenue Code ("IRC")) of the participant or beneficiary (the death or disability must have occurred after the account was established);

     -- redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

     -- returns of excess contributions to Retirement Plans;

     -- distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59-1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59-1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the IRC and may not exceed 10% of the account value annually, measured from the date the Transfer Agent received the request);

     -- shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or

     -- distributions from OppenheimerFunds prototype 401(k) plans: (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the IRC; (3) to meet minimum distribution requirements as defined in the IRC; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the IRC; (5) for separation from service.

     Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

     -- shares sold to the Manager or its affiliates;

     -- shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

     -- shares issued in plans or reorganization to which the Fund is a party.

     The Class B and Class C contingent deferred sales charge will be waived for certain additional types of redemptions, if the shares were purchased prior to the date of this Prospectus, as set forth in Appendix A to this Prospectus.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

     AccountLink privileges must be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges on signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

     -- Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

     -- PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal
Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

     -- Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

     -- Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

     -- Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

     -- Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

     -- Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A shares, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of a Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

     -- Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

     -- 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

     -- SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP IRAs

     -- Pension and Profit-Sharing Plans for self-employed persons and small business owners

     -- 401(k) prototype retirement plans for businesses

     Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

     You can arrange to take money out of your account on any regular business day by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

     -- Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

     -- Certain Requests Require A Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

     -- You wish to redeem more than $50,000 worth of shares and receive a check
     -- The redemption check is not payable to all shareholders listed on the account statement
     -- The redemption check is not sent to the address of record on your statement
     -- Shares are being transferred to a Fund account with a different owner or name
     -- Shares are redeemed by someone other than the owners (such as an Executor)

     -- Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

     -- Your name
     -- The Fund's name
     -- Your Fund account number (from your account statement)
     -- The dollar amount or number of shares to be redeemed
     -- Any special payment instructions
     -- Any share certificates for the shares you are selling
     -- The signatures of all registered owners exactly as the account is registered, and
     -- Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for      Send courier or Express Mail
request by mail:                   requests to:
Oppenheimer Shareholder Services        Oppenheimer Shareholder Services
P.O. Box 5270                      10200 E. Girard Avenue, Building D
Denver, Colorado 80217             Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. Shares held in an OppenheimerFunds retirement plan or under a share certificate may not be redeemed by telephone.

     -- To redeem shares through a service representative, call 1-800-852-
8457
     -- To redeem shares automatically on PhoneLink, call 1-800-533-3310

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

     -- Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, once in each 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

     -- Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

     Shares of the Fund may be exchanged for shares of certain Oppenheimer fund at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

     -- Shares of the fund selected for exchange must be available for sale in your state of residence
     -- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
     -- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
     -- You must meet the minimum purchase requirements for the fund you purchase by exchange
     -- Before exchanging into a fund, you should obtain and read its prospectus

     Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

     Exchanges may be requested in writing or by telephone:

     -- Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

     -- Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

     There are certain exchange policies you should be aware of:

     -- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

     -- Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

     -- The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

     -- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

     -- Net Asset Value Per Share is determined for each class of shares as of the close of the New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

     -- The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

     -- Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Funds at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

     -- The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither it nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

     -- Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.


     -- Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

     -- The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

     -- Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

     -- Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

     -- Under unusual circumstances, shares of the Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to the Statement of Additional Information for more details.

     -- "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or taxpayer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

     -- The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.


     -- To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends and Distributions

     The Fund declares and pay dividends from net investment income on an annual basis following the end of its fiscal year (October 31). The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources would, in effect, represent a return of each shareholders's investment. All or a portion of such payments would not be taxable to shareholders.

     Distributions from net long-term capital gains, if any, for the Fund normally are declared and paid annually, subsequent to the end of its fiscal year. Distributions from net short-term capital gains, if any, will be made annually. Short-term capital gains include the gains from the disposition of securities held less than one year, a portion of the premiums from expired put and call options written by the Fund and net gains from closing transactions with respect to such options. If required by tax laws to avoid excise or other taxes, dividends and/or capital gains distributions may be made more frequently.

     Dividends paid by the Fund with respect to Class A, B and C shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day, with each class bearing its own distribution and other class-related expenses. Accordingly, the higher distribution fees paid by Class B and C shares and the higher resulting expense ratio will cause such shares to be paid lower per share dividends than those paid on Class A shares. However, a Class B or C shareholder will receive more shares at the time of purchase than a Class A shareholder investing the same dollar amount since no sales charge is deducted from the amount invested in Class B or C shares.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

     -- Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

     -- Reinvest Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

     -- Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

     -- Reinvest Your Distributions in Another Oppenheimer Funds Account. You can reinvest all distributions in another Oppenheimer funds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

     -- "Buying a Dividend": When the Fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

     -- Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

     -- Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

     This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Additional Information

     -- Organization of the Fund. The Fund is one of four portfolios of Oppenheimer Quest for Value Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on April 17, 1987. The Trust may establish additional portfolios which may have different investment objectives from those stated in this prospectus.

     The Fund is not required to hold annual shareholder meetings, although special meetings may be called as required by applicable law or as requested in writing by holders of 10% or more of the outstanding shares of the Fund for the purpose of voting upon the question of removal of a trustee. The Fund will assist shareholders in communicating with one another in connection with such a meeting. For matters affecting only one portfolio of the Trust, only the shareholders of that portfolio are entitled to vote. For matters affecting all the portfolios, but affecting them differently, separate votes by portfolio are required. Stock certificates for Class B or Class C shares will not be issued. No stock certificates for Class A shares will be issued unless specifically requested in writing.

     Under Massachusetts law shareholders of the Trust could, in certain circumstances, be held personally liable as partners for obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and its portfolios and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust on behalf of its portfolios. The Declaration of Trust also provides indemnification out of the Trust's property for any shareholder held personally liable for any of the obligations of the Trust. Thus, the risk of loss to a shareholder from being held personally liable for the obligations of the Trust is limited to the unlikely circumstance in which the Trust would be unable to meet its obligations.

     Each class of shares represents identical interests in the Fund's investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to the: (a) designation of each class,
(b) effect of the respective sales charges, if any, for each class, (c) distribution fees borne by each class, (d) expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) exchange privilege of each class.

     -- Performance Information: From time to time the Fund may advertise yield and total return figures, based on historical earnings. The figures are not intended to indicate future performance. "Yield" is calculated by dividing the net investment income for the stated period (exclusive of gains, if any, from options and financial futures transactions) by the value, at maximum offering price on the last day of the period, of the average number of shares entitled to receive dividends during the period. The yield formula assumes that net investment income is earned at a constant rate and reinvested semi-annually. "Total Return" refers to the average annual compounded rates of return over some representative period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period. The Fund also may advertise its total return over different periods of time by means of aggregate, average, year by year or other types of total return figures. In addition, reference in advertisements may be made to ratings and rankings among similar funds by independent evaluators such as Lipper Analytical Services, Inc. or Morningstar and the performance of the Funds may be compared to recognized indices of market performance. Performance data will be computed separately for each Class of shares in accordance with formulas specified by the Securities and Exchange Commission.

     -- Possible Conflicts of Interest Between Classes. The Board of the Fund has determined that currently no conflict of interest exists between Class A, B and/or C shares of the Fund. On an ongoing basis, the Board will monitor the Fund for the existence of any material conflicts between the interests of the classes of outstanding shares. The Board will take such action as is reasonably necessary to eliminate any such conflicts that may develop, up to and including establishing a new Fund.

     -- Custodian. The custodian of the assets for the Fund is State Street Bank and Trust Company, whose principal business address is P.O. Box 8505, Boston, MA 0226-8505. Cash balances of the Fund with the Custodian in excess of $100,000 are unprotected by Federal deposit insurance. Such uninsured balances may at times be substantial.

     -- Transfer Agent and Shareholder Servicing Agent. The transfer agent and shareholder servicing agent is Oppenheimer Shareholder Services, a division of the Manager, whose address is P.O. Box 5270, Denver, Colorado 80217.

                               APPENDIX A

              Sales Charges and Waivers for Certain Former
               Quest Shareholders, and for Certain Shares
             Purchased Prior to the Date of this Prospectus

A.   Class A Sales Charge

     1.   Class A Reduced Sales Charge for Certain Former Quest
Shareholders.

     -- Group and Association Purchases and Purchases by Certain Qualified Retirement Plans. The following table sets forth the applicable sales charge for purchases of Class A shares made through a single broker or dealer by qualified retirement plans which, for purposes of this Appendix A only, are 401(k) plans, 403(b) plans and SEP/IRA and IRA plans of a single employer, and by members of associations formed for any purpose other than the purchase of securities that purchased shares of any former Quest Fund or that received a proposal from OCC Distributors prior to the date of this Prospectus:


                          Front-End     Front-End
                          Sales Charge  Sales Charge
                          As a % of     As a %         Commission
Number of Eligible        Offering      Amount         as % of
Employees or Members      Price         Invested       Offering Price

9 or less                 2.50%         2.56%          2.00%
Between 10 & 49           2.00%         2.04%          1.60%
50 or more                   0%         See "Class A Contingent
                                        Deferred Sales Charge,"
                                        of the Prospectus.

     Purchases made under the Group Purchase provision will qualify for the lower of the sales charge computed according to the table based on the number of eligible employees in a plan or members of an association or the sales charge level under the Rights of Accumulation described above. Purchases by retirement plans covering 50 or more eligible employees or by associations or groups with 50 or more members shall be entitled to the sales charge waiver applicable to purchases of $1 million or more. In addition, purchases by 401(k) plans can qualify for this sales charge waiver if, in the opinion of OCC Distributors, the distributor of the prior Quest funds, the initial purchase plus projected contributions to be invested in the plan for the following 12 months will exceed $1,000,000. Individuals who qualify for reduced sales charges as members of associations, groups or eligible employees in plans as set forth in the above table also may purchase shares for their individual or custodial accounts at the same sales charge level, upon request to the Fund's Distributor.

     2. Rate of Class A Contingent Deferred Sales Charge. Class A shares of the Fund purchased without a sales charge prior to July 1, 1994 are subject to a contingent deferred sales charge if they are redeemed within 24 months of the end of the calendar month in which they were purchased in an amount equal to 1% if the redemption occurs within the first 12 months and equal to .5 of 1% if the redemption occurs in the next 12 months. Class A shares of the Fund purchased without a sales charge on or after July 1, 1994 but prior to the date of this prospectus are subject to a contingent deferred sales charge if they are redeemed within 12 months of the end of the calendar month of their purchase in an amount equal to 1%.

     3. Waiver of Class A Initial and Contingent Deferred Sales Charge for Certain Former Quest Shareholders. Class A shares of the Fund purchased by the following investors are not subject to any Class A sales charges:

     -- Shareholders of the AMA Family of Funds who acquired shares of any of the former Quest for Value Funds pursuant to a combination of a Quest Fund with a portfolio of the AMA Family of Funds who were shareholders of the AMA Family of Funds on February 28, 1991;

     -- Shareholders who acquired shares of any former Quest for Value Fund pursuant to the combination of certain Quest Funds with portfolios of the Unified Funds.

     4. Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions Involving Former Quest Shareholders. The Class A contingent deferred sales charge will not apply with respect to Class A shares of the Fund purchased by certain investors who were shareholders of any former Quest for Value Funds prior to the date of this Prospectus, as follows:

     -- Special Fiduciary Relationships. The contingent deferred sales charge will not apply with respect to purchases of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder.

     -- Purchases by Strategic Alliances. The contingent deferred sales charge will not apply with respect to purchases of Class A shares by participants in qualified retirement plans that are part of strategic alliances. No sales charge will be imposed on such purchases and the Distributor will pay to the selling dealer a commission described above in "Class A Contingent Deferred Sales Charge."

     5. Waiver of Class A Initial and Contingent Deferred Sales Charge. The Class A initial and contingent deferred sales charge will not apply to qualified retirement plans that are part of strategic alliances that purchase shares on or after the date of this Prospectus but prior to March 31, 1996.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers

     1. Waivers for Redemptions with Respect to Purchases Prior to March 6, 1995. The contingent deferred sales charge will be waived in the case of redemptions of Class A, B or C shares of the Fund purchased prior to March 6, 1995 in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code ("IRC") or from custodial accounts under IRC
Section 403(b)(7), individual retirement accounts under IRC
Section 408(a), deferred compensation plans under IRC section 457 and other employee benefit plans ("plans"), and returns of excess contributions made to these plans, (ii) withdrawals under an automatic withdrawal plan where the annual withdrawal does not exceed 10% of the opening value of the account (only for Class B and C shares); and
(iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum.

     2. Waivers for Redemptions with Respect to Purchases on or After March 6, 1995 but Prior to Date of the Prospectus. The contingent deferred sales charge will be waived in the case of redemptions of Class A, B or C shares of the Fund purchased on or after March 6, 1995, but prior to the date of this Prospectus in connection with (1) distributions to participants or beneficiaries from individual retirement accounts under
Section 408(a) of the IRC and retirement plans under Section 401(a), 401(k), 403(b) and 457 of the IRC, which distributions are made either
(a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the IRC) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan where the annual withdrawals do not exceed 10% of the opening value of the account (only for Class B and C shares); and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum. A shareholder will be credited with any contingent deferred sales charge paid in connection with the redemption of any Class A, B or C shares if within 90 days after such redemption, the proceeds are invested in the same Class of shares in the same and/or another Oppenheimer fund.

C.   Dealer Arrangements

     1. Dealers who previously sold Class B shares of the Fund to Quest prototype 401(k) plan accounts maintained on the TRAC-2000 recordkeeping system and whose accounts were transferred to the OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional payment by the Distributor of 1% of the value of the assets so transferred, such payment not to exceed $5,000.


     2. Dealers who previously sold Class C shares of the Fund to Quest prototype 401(k) plan accounts maintained on the TRAC-2000 recordkeeping system and (i) which shares in such accounts were exchanged for Class A shares, or (ii) whose accounts were transferred to the OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional payment by the Distributor of 1% of the value of the assets so transferred, such payment not to exceed $5,000.

                               Appendix B

                         DESCRIPTION OF RATINGS

Bond Ratings

-- Moody's Investors Service, Inc.

Aaa: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated "Baa" are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds which are rated "C" can be regarded as having extremely poor prospects of ever retaining any real investment standing.

-- Standard & Poor's Corporation

AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

Short-Term Debt Ratings.

-- Moody's Investors Service, Inc. The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and
(e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows:

MIG1/VMIG1: Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

-- Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

-- Fitch Investors Service, Inc. Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

-- Duff & Phelps, Inc.   The following ratings are for commercial paper
(defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

-- IBCA Limited or its affiliate IBCA Inc.   Short-term ratings, including
commercial paper (with maturities up to 12 months), are as follows:

A1+:  Obligations supported by the highest capacity for timely repayment.


A1:  Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

-- Thomson BankWatch, Inc. The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Oppenheimer Quest Officers Value Fund
Two World Trade Center
New York, NY 10048-0203
1-800-525-7048

Investment Adviser
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Sub-Adviser
OpCap Advisors
One World Financial Center
New York, New York 10281

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

Independent Auditors
KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

Legal Counsel
Gordon Altman Butowsky Weitzen
  Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Additional Statement, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

prosp\questoff.2ps

OPPENHEIMER QUEST OPPORTUNITY VALUE FUND
OPPENHEIMER QUEST SMALL CAP VALUE FUND
OPPENHEIMER QUEST GROWTH & INCOME VALUE FUND


Two World Trade Center, New York, New York 10048
1-800-525-7048


Statement of Additional Information dated November 24, 1995


This Statement of Additional Information (the "Additional Statement") is not a Prospectus. Investors should understand that this Additional Statement should be read in conjunction with the Prospectus dated November 24, 1995 (the "Prospectus"), of either Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Value Fund or Oppenheimer Quest Growth
& Income Fund, as appropriate (collectively, the "Funds") which may be obtained by written request to Oppenheimer Shareholder Services ("OSS"), P.O. Box 5270, Denver, Colorado 80217 or by calling SSI at (800) 525-7048.

Contents
                                                                    Page

INVESTMENT OF THE TRUST'S ASSETS . . . . . . . . . . . . . . . . . . . 2
INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . 9
MAJOR SHAREHOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . .10
TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . . . . .12
INVESTMENT MANAGEMENT AND OTHER SERVICES . . . . . . . . . . . . . . .15
DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . .22
PORTFOLIO INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . .23
DISTRIBUTION AND SERVICE PLANS . . . . . . . . . . . . . . . . . . . .27
ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . .29
APPENDIX A - RATINGS . . . . . . . . . . . . . . . . . . . . . . . . A-1
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . B-1

                    INVESTMENT OF THE TRUST'S ASSETS

     The investment objective and policies of each Fund are described in the Prospectus. A further description of each Fund's investments and investment methods appears below.

     Collateralized Mortgage Obligations. In addition to securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, another type of mortgage-backed security is the "collateralized mortgage obligation", which is secured by groups of individual mortgages but is similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations. Investments will only be made in collateralized mortgage obligations which are of high quality, as determined by the Board of Trustees.

     Information on Time Deposits and Variable Rate Notes. The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 10% limit on illiquid investments set forth in the Prospectus for each Fund.

     The commercial paper obligations which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus for each Fund, there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, OpCap Advisors (the "Subadvisor") will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. A Fund will not invest more than 5% of its total assets in variable rate notes. Variable rate notes are subject to the Funds' investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

     Foreign Securities. Although the Opportunity, , Small Capitalization and Growth and Income Funds may purchase securities issued by companies in any country, developed or underdeveloped, such Funds do not presently intend to purchase securities issued by companies in underdeveloped countries.

     Convertible Securities. As specified in the Prospectus, certain of the Funds may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion pri-vilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Funds at varying price levels above their investment values and/or their conversion values in keeping with the Funds' objectives.

     Insured Bank Obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000.
A Fund may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal and accrued inter-est will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Fund will treat such obligations as subject to the 10% limit for illiquid investments set forth in the Prospectus for each Fund unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

     When-Issued Securities. All Funds may take advantage of offerings of eligible portfolio securities on a "when-issued" basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. Government securities takes place within ten days. A Fund only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If a Fund chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the net assets of a Fund would be so committed.

     Hedging.   The Funds may use certain Hedging Instruments as
described, and subject to the restrictions stated, in the Prospectus. To engage in short hedging, a Fund would: (i) sell financial futures, (ii) purchase puts on such futures or on individual securities held by it ("portfolio securities") or securities indexes; or (iii) write calls on portfolio securities or on financial futures or securities indexes. To engage in long hedging, a fund would: (i) purchase financial futures, or
(ii) purchase calls or write puts on such futures or on portfolio securities or securities indexes. Additional information about the Hedging Instruments a Fund may use is provided below.

     Financial Futures. No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a fund will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be depos-ited with a fund's custodian bank in an account registered in the futures commission merchant's name; however the futures commission merchant can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if the fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the fund, and any loss or gain is realized for tax purposes. Although financial futures by their terms call for the actual delivery or acquisition of the specified debt security, in most cases the obligation is fulfilled by closing out the position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded. At present, no Fund intends to enter into financial futures and options on such futures if after any such purchase, the sum of initial margin deposits on futures and premiums paid on futures options would exceed 5% of a Fund's total assets. This limitation is not a fundamental policy.

     Additional Information on Puts and Calls. When a fund writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the fund forgoes any possible profit from an increase in market price over the exercise price. A fund may, in the case of listed options, purchase calls in "closing purchase transactions" to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the fund retains the
underlying security and the premium received.    If, due to a lack of a
market, a fund could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. A fund's Custodian, or a securities depository acting for the Custodian, will act as the fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC") in connection with listed calls, as to the securities on which the fund has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the fund's entering into a closing purchase transaction.

     When a fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for OTC options) at a fixed exercise price. A fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the fund will lose its premium payment and the right to purchase the underlying investment.

     With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the fund and the transacting dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the U.S. Government securi-ties underlying an option it has written, in accordance with the terms of that option as written, a fund could lose the premium paid for the option as well as any anticipated benefit of the transaction. The Funds will engage in OTC option transactions only with primary U.S. Government secu-rities dealers recognized by the Federal Reserve Bank of New York. In the event that any OTC option transaction is not subject to a forward price at which the fund has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the fund assets used to "cover" the OTC option will be considered "illiquid securities" and will be subject to the 10% limit on illiquid securities. The "formula" on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the fund for writing the option plus the amount, if any, of the option's intrinsic value, i.e., current market value of the underlying securities minus the option's strike price.

     A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for OTC options). The investment characteristics of writing a put covered by segregated liquid assets equal to the exercise price of the put are similar to those of writing a covered call. The premium paid on a put written by a fund represents a profit, as long as the price of the underlying investment remains above the exercise price. However, a fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the fund (as writer) realizes a gain in the amount of the premium. If the put is exercised, the fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the fund may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options, to secure its obligation to pay for the underlying security, a fund will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option. As a result, the fund forgoes the opportunity of trading the segregated assets or writing calls against those assets. As long as the fund's obligation as a put writer continues, the fund may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the fund to purchase the underlying security at the exercise price. A fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the fund of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     A fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the fund. The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

     When a fund purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is a listed option (or on a certain date if it is an OTC option). Buying a put on securities or futures held by it permits a fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the fund could exercise, or sell the put option at a profit that would offset some or all of its loss on the portfolio securities.
If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put will become worthless at its expiration date and the purchasing fund will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits a fund to protect its portfolio securities against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of the securities in the fund's portfolio.

     An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a fund may cause the fund to sell from its portfolio securities to cover the call, thus increasing its turnover rate . The exercise of puts on securities or futures will increase portfolio turnover. Although such exercise is within the fund's control, holding a put might cause a fund to sell the underlying investment for reasons which would not exist in the absence of the put. A fund will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

     Regulatory Aspects of Hedging Instruments. Transactions in options by a fund are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which a fund may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Advisor, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Due to requirements under the Investment Company Act of 1940 (the "1940 Act"), when a fund sells a future, it will maintain in a segregated account or accounts with its custodian bank, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it.

     The Trust and each Fund must operate within certain restrictions as to its positions in futures and options thereon under a rule ("CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Trust and each Fund from registration with the CFTC as a "commodity pool operator" (as defined under the CEA). Under those restrictions, a fund may not enter into any financial futures or options contract unless such transactions are for bona fide hedging purposes, or for other purposes only if the aggregate initial margins and premiums required to establish such non-hedging positions would not exceed 5% of the liquidation value of its assets.
Each Fund may use futures and options thereon for bona fide hedging or for other purposes within the meaning and intent of the applicable provisions of the CEA.

     Tax Aspects of Hedging Instruments. Each Fund in the Trust intends to qualify as a "regulated investment company" under the Internal Revenue Code. One of the tests for such qualification is that at least 90% of its gross income must be derived from dividends, interest and gains from the sale or other disposition of securities. Another test is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. In connection with the 90% test, the Internal Revenue Code specifies that income from options, futures and other gains derived from investments in securities is
qualifying income under the 90% test.    Due to the 30% limitation, each
Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) writing or purchasing calls on investments held less than three months; (iii) purchasing calls or puts which expire in less than three months; (iv) effecting closing transactions with respect to calls or puts purchased less than three months previously; and (v) exercising puts or calls held by a Fund for less than three months.

     Regulated futures contracts, options on broad-based stock indices, options on stock index futures, certain other futures contracts and options thereon (collectively, "Section 1256 contracts") held by a fund at the end of each taxable year may be required to be "marked to market" for federal income tax purposes (that is, treated as having been sold at that time at market value). Any unrealized gain or loss taxed pursuant to this rule will be added to realized gains or losses recognized on
Section 1256 contracts sold by a fund during the year, and the resulting gain or loss will be deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. A fund may elect to exclude certain transactions from the mark-to-market rule although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that must be distributed annually to meet income distribution requirements, currently at 98%, to avoid payment of federal excise taxes..

     It should also be noted that under certain circumstances, the acquisition of positions in hedging instruments may result in the elimination or suspension of the holding period for tax purposes of other assets held by a fund with the result that the relative proportion of short-term capital gains (taxable as ordinary income) could increase and the amount of dividends qualifying for the dividends received deduction could decrease.

     Possible Risk Factors in Hedging. In addition to the risks with respect to futures and options discussed in the Prospectus and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

     When a fund uses appropriate Hedging Instruments to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased.

     Lower Rated Bonds.  The Small Capitalization Fund may invest up to
5% of its assets in bonds rated below Baa by Moody's Investors Service Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") (commonly known as "junk bonds") and the Growth and Income may invest up to 25% of its assets in convertible debt securities and other debt securities rated not lower than Caa by Moody's or CCC by S&P, Fitch Investors Service, Inc., Duff & Phelps, Inc., or if unrated, deemed to be of comparable quality by the Subadvisor. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities and are considered speculative by those rating agencies. Junk bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on (i) the high yield bond market, (ii) the value of high yield securities and
(iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for junk bonds may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Fund may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Trust's Board of Trustees.
Prices for junk bonds also may be affected by legislative and regulatory developments. For example, federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, may depress the prices of outstanding junk bonds.

     Additional Risks. Securities in which the Funds may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and shareholders, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both or imposing other constraints upon en-forcement of such obligations.

                         INVESTMENT RESTRICTIONS

     The Trust's significant investment restrictions applicable to each Fund are described in the Prospectus for that Fund. The following are also fundamental policies and, together with the restrictions and other fundamental policies described in each Prospectus, cannot be changed without the vote of a majority of the outstanding voting securities of that Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares of the Fund present at a meeting of shareholders of the Trust, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Fund.

     Under these additional restrictions, each Fund cannot: (a) Invest in physical commodities or physical commodity contracts or speculate in financial commodity contracts, but all Funds are authorized to purchase and sell financial futures contracts and options on such futures contracts exclusively for hedging and other non-speculative purposes to the extent specified in the Prospectus; (b) Invest in real estate or real estate limited partnerships (direct participation programs); however, each Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein; (c) Purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or make short sales of securities except "against the box" (collateral arrangements in connection with transactions in futures and options are not deemed to be margin transactions); (d) Underwrite securities of other companies except in so far as the Fund may be deemed to be an underwriter under the Securities Act of 1933 in disposing of a security ; (e) Invest in securities of other investment companies except in connection with a merger, consolidation, reorganization or acquisition of assets ; (f) Invest in interests in oil, gas or other mineral exploration or development programs or leases; (g) Purchase warrants if as a result the Fund would then have either more than 5% of its total assets (determined at the time of investment) invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock Exchange; (h) Invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or any officer or director of the Advisor owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of l% own in the aggregate more than 5% of the outstand-ing securities of such issuer; (i) Pledge its assets or assign or otherwise encumber its assets in excess of 10% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus;
(j) Invest for the purpose of exercising control or management of another company ; (k) Issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities; and (l) make loans to any person or individual except that portfolio securities may be loaned by all Funds within the limitations set forth in the Prospectus.

     In addition each Fund may not with respect to 75% of its assets, invest more than 5% of the value of its total assets in the securities of any one issuer .

                           MAJOR SHAREHOLDERS

     To the knowledge of the Funds, the following shareholders held as beneficial or record owners 5% or more of each specified class of shares of the Funds as of November 13, 1995:

                                             Percentage
Name and Address of 5% Owner                 of Ownership

Oppenheimer Quest Opportunity
Value Fund Class A
     Merryl Lynch Trust Co. TTEE FBO         6.69%
     Qualified Retirement Plans
     Attn: Trading
     265 Davidson Ave.
     Somerset, NJ 08873-4120

Oppenheimer Quest Small Cap
Value Fund Class A
     Opp GRP PROF SHA PL INDIV A/C           6.29%
     Omnibus Acct
     Attn: 401-K Unit
     Oppenheimer Tower
     World Financial Center
     New York, NY 10281

     Comtrades                               5.88%
     c/o Commerce Bank & Trust
     Attn: Clara Bruner - Trust Dept.
     3035 SW Topeka Blvd.
     Topeka, KS 66611-2155

Oppenheimer Quest Growth &
Income Value Fund Class A
     Unified Mangement Corp.                 41.16%
     Omnibus Account  Growth Income
     Attn: Control Dept.
     429 N. Pennsylvania St.
     Indianapolis, IN 46204-1873

     Unified Mangement Corp.                 13.20%
     Omnibus Account  Growth Income
     Attn: Control Dept.
     429 N. Pennsylvania St.
     Indianapolis, IN 46204-1873

Oppenheimer Quest Growth &
Income Value Fund - Class C
     State Street Bank and Trust             7.47%
     Cust for the IRA of
     Robert B. Delano
     Route 3 Box 1955
     Warsaw, VA 22572-9204

     Jeff McClusky & Associates              6.13%
     401(K) Plan
     Attn: Mr. Tony Lucenia
     719 W. Willow
     Chicago, IL 60614-5107

     City Distributing Company Inc.          16.46%
     Profit Sharing Plan
     Attn: Carolyn Nimmo
     PO Box 4130
     Petersburg, VA 23808-0130

                          TRUSTEES AND OFFICERS

     The trustees and officers of the Trust and their principal occupations during the past five years, are set forth below. Trustees who are "interested persons", as defined in the 1940 Act, are denoted by an asterisk. The address of each is Two World Trade Center, New York, New York 10048, except as noted. As of November 13, 1995, the trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each of the Funds covered by this Additional Statement.

Bridget A. Macaskill, Chairman of the Board of Trustees and President*;
Age: 47.
Chief Executive Officer of Oppenheimer Management Corporation (the "Manager"); President and Chief Operating Officer of the Manager; prior thereto, Chief Operating Officer of the Manager and Executive Vice President of the Manager. Vice President and a Director of Oppenheimer Acquisition Corp., Director of Oppenheimer Partnership Holdings, Inc., Chairman and a Director of Shareholder Services, Inc., Director of Main Street Advisers, Inc., and Director of HarbourView Asset Management Corporation, all of which are subsidiaries of the Manager; a Trustee of certain Oppenheimer funds.

[FN]
-------------
*A Trustee who is an "interested person" as defined in the Investment
Company Act.

Paul Y. Clinton, Trustee; Age: 64
946 Morris Avenue, Bryn Mawr, Pennsylvania 19010
Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; formerly President of Essex Management Corporation, a management consulting company; Trustee of Capital Cash Management Trust, Prime Cash Fund and Short Term Asset Reserves, each of which is a money-market fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., and Quest Cash Reserves, Inc. and Trustee of Quest For Value Accumulation Trust, all of which are open-end investment companies. Formerly a general partner of Capital Growth Fund, a venture capital partnership; formerly a general partner of Essex Limited Partnership, an investment partnership; formerly President of Geneve Corp., a venture capital fund; formerly Chairman of Woodland Capital Corp., a small business investment company; formerly Vice President of W.R. Grace & Co.

Thomas W, Courtney, Trustee; Age: 62
P.O. Box 580, Sewickley, Pennsylvania 15143
Principal of Courtney Associates, Inc., a venture capital firm; former General Partner of Trivest Venture Fund, a private venture capital fund; former President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of Quest Cash Reserves, Inc., Oppenheimer Quest Value Fund, Inc. and Oppenheimer Quest Global Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust, all of which are open-end investment companies; former President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation.

Lacy B. Herrmann, Trustee; Age: 66
380 Madison Avenue, Suite 2300, New York, New York 10017
President and Chairman of the Board of Aquila Management Corporation, the sponsoring organization and Administrator and/or Sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Short Term Asset Reserves, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director or Trustee of Quest Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Quest Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, each of which is an open-end investment company; Trustee of Brown University.

George Loft, Trustee; Age: 80
51 Herrick Road
Sharon, Connecticut 06069
Private Investor; Director of Quest Cash Reserves, Inc., Oppenheimer Quest Value Fund, Inc. and Oppenheimer Quest Global Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, all of which are open-end investment companies, and Director of the Quest for Value Dual Purpose Fund, Inc., a closed-end investment company.

Robert C. Doll, Jr., Vice President; Age: 41
Executive Vice President and Director of Equity Investments of the Manager; an officer and Portfolio Manager of other Oppenheimer Funds.

Andrew J. Donohue, Secretary; Age: 45
Executive Vice President and General Counsel of the Manager and the Distributor; an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Treasurer; Age: 59
3410 South Galena Street Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView Asset Management Corporation; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial Asset Management Corporation, an investment advisory subsidiary of the Manager; Vice President, Treasurer and Secretary of the Transfer Agent and Shareholder Financial Services, Inc., a transfer agent subsidiary of the Manager; an officer of other Oppenheimer funds.

Robert Bishop, Assistant Treasurer; Age:37
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age:30
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; formerly a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers, Harriman Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

Robert G. Zack, Assistant Secretary; Age:47
Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI, SFSI; an officer of other OppenheimerFunds.

     -- Remuneration of Trustees. All officers of the Trust and Ms. Macaskill, a Trustee, are officers or directors of the Manager and receive
no salary or fee from the Fund.   The following table sets forth the
aggregate compensation received by the non-interested Trustees during the fiscal year ended October 31, 1994 from each of Oppenheimer Quest Small Cap Value Fund, Oppenheimer Quest Growth & Income Value Fund and Oppenheimer Quest Opportunity Value Fund, and in the aggregate from the five funds (Oppenheimer Quest Small Cap Value Fund, Oppenheimer Quest Growth & Income Value Fund, Oppeneheimer Quest Opportunity Value Fund, Opportunity Value Fund, Inc. and Opportunity Quest Global Value Fund, Inc.) for which OpCap Advisors is currently the Sub-Adviser and for which it was the investment manager during that period. Opportunity Quest Officers Value Fund, the sixth fund for which OpCap Advisors is currently the Sub-Adviser, commenced operations after October 31, 1994.

                                               Pension or
            Aggregate                          Retirement
            CompensationAggregate Aggregate    Benefits   Estimated
            from the   CompensationCompensationAccrued    Annual     Total
            Growth and from the   from the Smallas Part   Benefits   Compensation
Name of     Income     OpportunityCapitalizationof Fund   Upon       from Fund
Person      Fund       Fund       Fund         Expenses   Retirement Complex
Paul Y.     $2,100     $4,200     $4,200       None       None       $18,900
Clinton

Thomas W.    2,100      4,200      4,200       None       None       $18,900
Courney

Lacy B.      2,100      4,200      4,200       None       None       $18,900
Herrmann

George Loft  2,100      4,200      4,200       None       None       $18,900

     -- AMA Family of Funds Indemnification. In connection with the combination of each of the U.S. Government Income Fund and the Growth and Income Fund with a portfolio of AMA Family of Funds, Inc., each Fund has agreed to assume the obligation of such portfolio of the AMA Family of Funds to indemnify the directors of the AMA Family of Funds, Inc. to the fullest extent permitted by law and the By-Laws of the AMA Family of Funds, Inc.

     -- Unified Funds Indemnification. In connection with the combination of Growth and Income Fund with Unified Income Fund and Unified Mutual Shares, Growth and Income Fund has agreed to assume the obligation of Unified Income Fund and Unified Mutual Shares to indemnify the directors of such Unified Funds to the fullest extent permitted by law and the By-Laws of such Unified Funds.

                INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager and its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by MassMutual.
OAC is also owned in part by certain of the Manager^s directors and officers, some of whom also serve as officers of the Fund and one of whom (Ms. Macaskill) also serves as Trustee of the Fund.

     The Manager and the Trust has a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Funds^ portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

     The Investment Advisory Agreement. The Manager acts as investment adviser to the Funds pursuant to the terms of an Investment Advisory Agreement dated as of November , 1995.
     Under the Investment Advisory Agreement, the Manager acts as the investment adviser for the Funds and supervises the investment program of each Fund. The Investment Advisory Agreement provides that the Manager will provide administrative services for the Funds including the completion and maintenance of records, preparation and filing of reports required by the Securities and Exchange Commission, reports to shareholders and composition of proxy statements and registration statements required by Federal and state securities laws. The Manager will furnish the Funds with office space, facilities and equipment and arrange for its employees to serve as officers of the Trust. The administrative services to be provided by the Manager under the Investment Advisory Agreement will be at its own expense except that each class of shares of each Fund will pay the Manager an annual fee for calculating the Fund^s daily net asset value as follows: Class A - $25,000; Class B - $18,000; and Class C - $12,000.

     Expenses not assumed by the Manager under the Investment Advisory Agreement or paid by the Distributor will be paid by the Funds including interest, taxes, brokerage commissions, insurance premiums, compensation, expenses and fees of non-interested Trustees, legal and audit expenses, transfer agent and custodian fees and expenses, registration fees, expenses of printing and mailing reports and proxy statements to shareholders, expenses of shareholders meetings and non-recurring expenses including litigation. The Investment Advisory Agreement contains no expense limitation. However, independently of the Investment Advisory Agreement, the Manager has undertaken to reimburse the Funds to the extent that the total expenses of any Fund in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) exceeds the most stringent state regulatory limitation application to each Fund. At present, that limitation is imposed by California and limits expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million and 1.5% of average annual net assets in excess of $100 million.

     The payment of the management fee at the end of any month will be reduced or eliminated such that there will not be any accrued but unpaid liability under this expense limitation. The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of a Fund^s expenses under this undertaking would lower the Fund^s overall expense ratio and increase its total return during any period in which expenses are limited.

     The Investment Advisory Agreement provides that in the absence or willful misfeasance, bad faith, or gross negligence in the performance of its duty, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable from any loss resulting from a good faith or omission on its part with respect to any of its duties thereunder. The Investment Advisory Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment companies for which it may act as an investment advisor or general distributor. If the Manager shall no longer act as investment adviser to a Fund, the right of the Fund to use "Oppenheimer" as part of its name may be withdrawn.

      For the services and facilites to be provided by the Manager under the Investment Advisory Agreement each Fund will pay a monthly fee computed as a percentage of the Fund^s average daily net assets. The fee applicable to the Growth and Income Fund will be an annual fee, payable monthly, at the rate of .85% of daily total net assets. With respect to the Small Capitalization and Opportunity Funds, the fee will be 1.00% of the first $400 million of net assets, .90% of the next $400 million of net assets and .85% of net assets over $800 million.

Fees Paid Under the Prior Investment Advisory Agreement

     OpCap Advisors served as investment adviser to the Funds from their inception until November 22, 1995. The following fees were paid by the Funds to OpCap Advisors for services under the prior Investment Advisory
Agreement:

      The total advisory fees accrued or paid by the Opportunity and Small Capitalization Funds were $220,806 and $325,510, respectively, for the fiscal year ended October 31, 1992, $880,856 and $756,765 for the fiscal year ended October 31, 1993 and $1,555,447 and $1,260,578 for the fiscal
year ended October 31, 1994.   For the period November 4, 1991
(commencement of operations) to October 31, 1992, the total advisory fee accrued by the Growth and Income Fund was $58,505; of which the total advisory fee waived was $51,738; for the fiscal year ended October 31, 1993, the total advisory fee accrued or paid by the Growth and Income Fund was $202,511, of which $66,413 was waived by OpCap Advisors. For the fiscal year ended October 31, 1994, the total advisory fee accrued or paid by the Growth and Income Fund was $263,469, of which $142,772 was waived by OpCap Advisors.

     For the fiscal years ended October 31, 1994, 1993 and 1992, the Funds paid or accrued the following total accounting services fees to OpCap Advisors : Opportunity Fund -- $53,245, $14,798 and $37,715 ; Small Capitalization Fund -- $67,578, $23,448 and $46,365; Growth and Income Fund - $68,117, $14,723 and $37,640. Commencing in 1993, the Trust
retained the services of State Street Bank, and Trust Company ("State Street") to calculate the net asset value of each class of shares and to prepare the books and records. For such services, the Funds accrued or paid the following fees for the fiscal years ended October 31, 1994 and 1993: Opportunity Fund - $55,000 and $27,917; Small Capitalization Fund -
 $55,000 and $27,917; and Growth and Income Fund - $55,000 and $27,918.

     Expenses not expressly assumed by the Manager under the Investment Advisory Agreement or by the Distributor are paid by the Funds. Each Fund is responsible for bearing certain expenses attributable to the Fund but not to a particular class ("Fund Expenses"), including deferred organization expenses; taxes; registration fees; typesetting of prospectuses and financial reports required for distribution to shareholders; brokerage commissions; fees and related expenses of trustees or directors who are not interested persons; legal, accounting and audit expenses; custodian fees; insurance premiums; and trade association dues. Fund Expenses will be allocated based on the total net assets of each class. Each class of shares of each Fund will also be responsible for certain expenses attributable only to that class ("Class Expenses").
These Class Expenses may include distribution and service fees, transfer and shareholder servicing agent fees, professional fees, printing and postage expenses for materials distributed to current shareholders, state registration fees and shareholder meeting expenses. Such items are considered Class Expenses provided such fees and expenses relate solely to such Class. A portion of printing expenses, such as typesetting costs, will be divided equally among the Funds, while other printing expenses, such as the number of copies printed, will be considered Class Expenses.

          The Investment Advisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in such Agreement, on June 22, 1995 and by the shareholders of each Fund at a meeting held for that purpose on November 3, 1995..

     The Investment Advisory Agreement provides that the Manager may enter into sub advisory agreements with other affiliated or unaffiliated registered investment advisers in order to obtain specialized services for the Funds provided that the Funds are not required to pay any additional fees for such services. The Manager has retained OpCap Advisors (previously called Quest for Value Advisors) pursuant to separate Subadvisory Agreements dated as of November , 1995 with respect to each Fund.

The Subadvisory Agreement

     Each Subadvisory Agreement provides that OpCap Advisors shall regularly provide investment advice with respect to the respective Fund and invest and reinvest cash, securities and the property comprising the assets of the Funds. Under the Subadvisory Agreements, OpCap Advisors agrees not to change the Portfolio Manager of any Fund without the written approval of the Manager and to provide assistance in the distribution and marketing of the Funds. Each Subadvisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in such agreements on June 22, 1995 and by the shareholders of each Fund at a meeting held for that purpose on November 3, 1995.

     Under each Subadvisory Agreement, the Manager will pay OpCapAdvisors an annual fee payable monthly, based on the average daily net assets of the Fund, equal to 40% of the investment advisory fee collected by the Manager of the Fund based on the total net assets of each Fund as of the effective date of the Subadvisory Agreement (the "base amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the base amount.

     Each Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, OpCap Advisors shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     Portfolio Transactions. Portfolio decisions are based upon recommendations of the portfolio manager and the judgment of the portfolio
managers.    Each Fund will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices.

      The Investment Advisory Agreement contains provisions relating to the selection of broker-dealers ("brokers") for the Funds^ portfolio transactions. The Manager and the Subadvisor may use such brokers as may, in their best judgment based on all relevant factors, implement the policy of the Funds to achieve best execution of portfolio transactions. While the Manager need not seek advance competitive bidding or base its selection on posted rates, it is expected to be aware of the current rates of most eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Funds as established by their Board and the provisions of the Investment Advisory Agreement.

     The Investment Advisory Agreement also provides that, consistent with obtaining the best execution of the Funds^ portfolio transactions, the Manager and the Subadvisor, in the interest of the Funds, may select brokers other than affiliated brokers, because they provide brokerage and/or research services to the Funds and/or other accounts of the Manager or any Subadvisor. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager or the Subadvisor that the commissions are reasonable in relation to the services provided, viewed either in terms of that transaction or the Manager^s or the Subadvisor^s overall responsibilities to all its accounts. No specific dollar value need be put on the services, some of which may or may not be used by the Manager or the Subadvisor for the benefit of the Funds or other of its advisory clients. To show that the determinations were made in good faith, the Manager or any Subadvisor must be prepared to show that the amount of such commissions paid over a representative period selected by the Board was reasonable in relation to the benefits to the Funds. The Investment Advisory Agreement recognizes that an affiliated broker-dealer may act as one of the regular brokers for the Funds provided that any commissions paid to such broker are calculated in accordance with procedures adopted by the Trust^s Board under applicable SEC rules.

     The Subadvisory Agreements permit OpCap Advisors to enter into "soft dollar" arrangements through the agency of third parties to obtain services for the Funds. Pursuant to these arrangements, OpCap Advisors will undertake to place brokerage business with broker-dealers who pay third parties that provide services. Any such "soft dollar" arrangements will be made in accordance with policies adopted by the Board of the Trust and in compliance with applicable law.

     Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to one or more of the Funds and/or other accounts of the Manager or OpCap Advisors; information received in connection with directed orders of other accounts managed by the Manager or OpCap Advisors or its affiliates may or may not be useful to one or more of the Funds. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Manager or OpCap Advisors, to make available additional views for consideration and comparison, and to enable the Manager or OpCap Advisors to obtain market information for the valuation of securities held in a Fund's assets.

     Sales of shares of each Fund, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of portfolio transactions to dealers, but only in conformity with the price, execution and other considerations and practices discussed above. A Fund will not purchase any securities from or sell any securities to an affiliated broker-dealer including Oppenheimer & Co., Inc. ("Opco"), an affiliate of OpCap Advisors, acting as principal for its own account. OpCap Advisors currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of OpCap Advisors to cause purchase or sale transactions to be allocated among the Funds and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts. When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Advisor or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.

The following table presents information as to the allocation of brokerage commissions paid by the Small Capitalization Fund for the fiscal years ended October 31, 1992, 1993 and 1994:

                                                     Total Amount of
For the                         Brokerage           Transactions Where
Fiscal        Total            Commissions        Brokerage Commissions
Year          Brokerage        Paid to Opco            Paid to Opco
Ended         Commissions   Dollar                Dollar
October 31,   Paid          Amounts      %        Amounts       %

1992          173,979       140,518      80.8     29,105,245    80.2
1993          314,604       234,334      74.5     56,166,571    71.0
1994          300,037       143,991      48.0     44,408,800    48.5

The following table presents information as to the allocation of brokerage commissions paid by the Opportunity Fund for the fiscal years ended October 31, 1992, 1993 and 1994:

                                                     Total Amount of
For the                         Brokerage           Transactions Where
Fiscal        Total            Commissions        Brokerage Commissions
Year          Brokerage        Paid to Opco            Paid to Opco
Ended         Commissions   Dollar                Dollar
October 31,   Paid          Amounts      %        Amounts       %

1992           42,412        34,863      82.2     20,814,502    82.1
1993          174,608       104,705      60.0     68,765,141    61.7
1994          189,680        94,589      49.9     78,351,168    17.6

The following table presents information as to the allocation of brokerage commissions paid by of the Growth and Income Fund for the period November 4, 1991 (commencement of operations) to October31, 1992, the fiscal year ended October 31, 1993 and the fiscal year ended October 31, 1994:

                                Brokerage           Transactions Where
              Total            Commissions        Brokerage Commissions
              Brokerage        Paid to Opco            Paid to Opco
For the       Commissions   Dollar                Dollar
Period        Paid          Amounts      %        Amounts       %


11/4/91       $12,567       $10,782      85.8     $5,612,031    90.4
(commencement
of operations)
to 10/31/92

Fiscal year   $108,617      $91,522      84.3     $54,968,280   86.0
ended 10/31/93

Fiscal year   $74,334       $55,911      75.2     38,409,929    77.5
ended 10/31/94

     The Funds do not effect principal transactions with Opco. When the Funds effect principal transactions with other broker-dealers, commissions are imputed.

     During the fiscal year ended October 31,1994, certain of the Funds directed brokerage transactions because of research services provided. The amount of such transactions and related commissions were as follows:
Opportunity Fund - $5,197,355 and $5,638; and the Small Capitalization Fund - $3,116,281 and $10,632.

     During the fiscal year ended October 31, 1994, the Opportunity Fund acquired common stock of Morgan Stanley Group Incorporated, and Lehman Brothers Holdings Incorporated, each of which is a parent of one of the Fund^s regular broker dealers. The market values of such aggregate holdings are $5,883,750 for Morgan Stanley Group Incorporated and $1,705,000 for Lehman Brothers Holdings Incorporated at October 31, 1994.

     The Distributor. Under a General Distributor^s Agreement with the Trust dated as of
November 22, 1995, the Distributor acts as the Trust^s principal underwriter in the continuous public offering of the Class A, Class B and Class C shares of each Fund but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders, are borne by the Distributor. For additional information about distribution of the Fund^s shares and the expenses connected with such activities, please refer to "Distribution and Service Plans" below.

                    DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Fund is determined each day the New York Stock Exchange (the "Exchange") is open, as of the close of the regular trading session of the Exchange that day (currently 4:00 p.m. Eastern Time), by dividing the value of a Fund's net assets by the number of its shares outstanding. Although the legal rights of Class A, B and C shares are identical, the different expenses borne by each class may result in differing net asset values and dividends for each class.

     The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, President's Day, Good Friday, Memorial Day, July 4, Labor Day, Thanksgiving and Christmas Day. It may also close on other days.

     Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time as of which the value is being ascertained. Securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

     The Trust's Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Fund's debt securities. The service selected by the Advisor creates and maintains price matrices of U.S. Government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing service are valued based upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board's procedures. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost.

     Puts and calls are valued at the last sales price therefor, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Fund writes a call, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the call. If a call written by a Fund is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Fund expires on its stipulated expiration date, the Fund will realize a gain equal to the amount of the premium received..
If a Fund enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Fund is exercised by it, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

                          PORTFOLIO INFORMATION

                                        AVERAGE ANNUAL TOTAL RETURN

                From commencement of    For the five year periodFor the fiscal
                operations* to 10/31/94 ended 10/31/94         year ended 10/31/94

                Reflecting  Without     Reflecting Without     Reflecting  Without
                Deduction   Deduction   Deduction  Deduction   Deduction   Deduction
                of          of          of         of          of          of
                Maximum     Maximum     Maximum    Maximum     Maximum     Maximum
                Sales       Sales       Sales      Sales       Sales       Sales
                Charge      Charge      Charge     Charge      Charge      Charge
Growth and Icome(1)
   Class A      7.67%(2)    9.82%       N/A        N/A         2.39%(2)    8.64%
   Class B      4.49        7.54        N/A        N/A         3.48        7.96
   Class C      7.50        7.50        N/A        N/A         7.01        7.91
Opportunity(2)
   Class A      14.20(2)    15.37       13.36(2)   14.71       2.17(2)     8.41
   Class B       3.14        6.55       N/A        N/A         2.84        7.84
   Class C       6.49        6.49       N/A        N/A         6.78        7.78
Small Capitalization
   Class A      11.55(2)    12.69       11.64(2)   12.97       -5.71(2)     .04
   Class B      -1.24        2.00       N/A        N/A         -4.99        .39
   Class C       1.95        1.95       N/A        N/A         -1.43        .51

*The funds commenced operations on the following dates: Growth and Income
- 11/4/91; Opportunity - 1/1/89; andSmall Capitalization 1/1/89.  Class
B and C shares of the Funds were initially offered on 9/2/93.

(1) Return shown reflects the waiver of advisory fees; without such waiver, the average annual total return would have been lower.

(2) These numbers have been restated to reflect the maximum sales charge of 5.75% as if it had been in effect throughout the above periods.

     The preceding table assumes that a $l,000 payment was made at the beginning of the period shown, that no further payments were made, that any distributions from the assets of each Fund were reinvested. The table reflects the historical rates of return and deductions for all charges, expenses and fees of each Fund.

     Total returns quoted in advertising reflect all aspects of a Fund's return including the effect of reinvesting dividends and capital gain distributions, and any change in a Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual return that would equal 100% growth on a compounded basis in ten years.

     In addition to average annual returns, a Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration. Total returns may be quoted with or without taking a Fund's sales charge into account. Excluding a Fund's sales charge from a total return calculation produces a higher total return figure.

     The cumulative total return on an investment made in shares of the Funds for the period from commencement of public sale through October 31, 1994 is as follows:

                        AGGREGATE TOTAL RETURN(1)

From commencement of operations* to October       For the five year
31, 1994                                          period ended 10/31/94
-------------------------------------------       -----------------------
                       Reflecting    Without      Reflecting   Without
                       Deduction     Deduction    Deduction    Deduction
                       of            of           of           of
                       Maximum       Maximum      Maximum      Maximum
                       Sales         Sales        Sales        Sales
                       Charge        Charge       Charge       Charge

Growth and Icome(1)
   Class A             24.76%(2)     32.37%       N/A          N/A
   Class B              5.24          8.84        N/A          N/A
   Class C              8.79          8.79        N/A          N/A
Opportunity(2)
   Class A             117.03(2)     130.28       87.26(2)     98.68
   Class B               3.66          7.66       N/A          N/A
   Class C               7.60          7.60       N/A          N/A
Small Capitalization
   Class A             89.24(2)      100.79       73.46(2)     84.04
   Class B             -1.45           2.33       N/A          N/A
   Class C              2.27           2.27       N/A          N/A

*The funds commenced operations on the following dates: Growth and Income
- 11/4/91; Opportunity - 1/1/89; and Small Capitalization - 1/1/89. Class B and C shares of the funds were initially offered on 9/2/93.

(1) Total return shown in the table above reflects the waiver of advisory fees and/or assumption of expenses by the prior adviser. Without such waivers and/or assumptions, cumulative total return for the Growth and Income Fund would have been lower.

(2) These numbers have been restated to reflect the maximum sales charge of 5.75% as if it had been in effect throughout the above periods.

     From time to time the Funds may refer in advertisements to rankings and performance statistics published by (1) recognized mutual fund performance rating services including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc., (2) recognized indexes including but not limited to the Standard & Poors Composite Stock Price Indexes, Russell 2000 Index, Dow Jones Industrial Average and the Consumer Price Index, and
(3) Money Magazine and other financial publications including but not limited to magazines, newspapers and newsletters. Performance statistics may include total returns, measures of volatility or other methods of portraying performance based on the method used by the publishers of the information. In addition, comparisons may be made between yields on certificates of deposit and U.S. government securities and corporate bonds, and may refer to current or historic financial or economic trends or conditions.

     The performance of the Funds may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"), independent services located in Summit, New Jersey and Chicago, Illinois, respectively, that monitor the performance of mutual funds. Lipper and Morningstar generally rank funds on the basis of total return, assuming reinvestment of distributions, but do not take sales charges or redemption fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, performance may be compared to mutual fund performance indices prepared by Lipper.

     From time to time, a Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals, For example, the Fund may quote Morningstar ratings in its advertising materials. Morningstar rates mutual funds on a one star to five star scale on the basis of risk-adjusted performance.

     The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies such as general principles of investing, such as asset allocation, diversification, risk tolerance; goal setting; and a questionnaire designed to help create a personal financial profile.

     Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

     The Distributor may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

     In advertising materials, the Distributor may reference or discuss its products and services, which may include: other Oppenheimer funds; retirement investing; brokerage products and services; the effects of dollar-cost averaging and saving for college; and the risk of marketing timing. In addition, the Distributor may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. the Distributor may also reprint, and use as advertising and sales literature, articles from , a quarterly magazine provided free of charge to Oppenheimer fund shareholders.

     The Funds may present their fund number, Quotron symbol, CUSIP number, and discuss or quote their current portfolio manager.

     Volatility. The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare
these measures to those of other funds.   Measures of volatility seek to
compare a fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     Momentum Indicators indicate the Funds' price movements over specific periods to time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

     The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals, In evaluating such a plan, investors should consider their ability to continue purchasing shares during period of low price levels.

     The Fund may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 28% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year plan.

                     DISTRIBUTION AND SERVICE PLANS

      Each Fund entered into an Amended and Restated Distribution and Service Plan and Agreement as of November 22, 1995 (a "Plan") with Oppenheimer Funds Distributor, Inc. (the "Distributor") with respect to each Class of shares (the "Plans"). The Plans were approved on June 22, 1995 by the Trustees, including the non-interested Trustees, and by the shareholders of each class of shares of the Funds at a meeting held for that purpose on November 3, 1995.

     The fees under each Plan consist of a service fee at the annual rate of .25% of the average net assets of the shares and a distribution fee which will be at the annual rate of .25% of the average net assets of Class A shares of the Opportunity and Small Capitalization Funds and at the annual rate of .15% of the average net assets of Class A shares of the Growth and Income Fund and at the annual rate of .75% of the average net assets of Class B and Class C shares of each of the Funds.

     The Distributor is authorized under the Plans to pay broker dealers, banks or other entities (the "Recipients") that render assistance in the distribution of shares or provide administrative support with respect to shares held by customers. The service fee payments made under the Plans will compensate the Distributor and the Recipients for providing administrative support with respect to shareholder accounts. The distribution fee payments made under the Plans will compensate the Distributor and the Recipients for providing distribution assistance in connection with the sale of Fund shares.

     The Plans provide that payments may be made by the Manager or by the Distributor to the Recipients from its own resources or from borrowings. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

     The Plans may not be amended to increase materially the amount of payments to be made without the approval of the relevant class of shareholders of each Fund. In addition, because Class B shares of each Fund automatically convert into Class A shares after six years, each Fund is required to obtain the approval of Class B as well as Class A shareholders for the proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.

     While the Plans are in effect, the Treasurer of the Trust shall provide separate written reports to the Trust^s Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which the payment was made and the identity of each Recipient that received any such payment. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of such Independent Trustees.

     Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund^s Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount.

     Each Plan will remain in effect only if its continuance is specifically approved at least annually by the vote of both a majority of the Trustees and a majority of the non-interested Trustees who have no direct or indirect individual financial interest in the operation of the Plans or any agreements related thereto (the "Qualified Trustees"). The Plans may be terminated at any time by vote of a majority of the Qualified Trustees or by a vote of a majority of the relevant class of Shares of a Fund. In the event of such termination, the Board including the Qualified Trustees shall determine whether the Distributor is entitled to payment by a Fund of all or a portion of the service fee and/or the distribution fee with respect to shares sold prior to the effective date of such termination.

     The service fee and the distribution fee payable under the Plans are subject to reduction or elimination under the limits imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD Rules"). The Plans are intended to comply with NASD Rules and Rule 12b-1 adopted under the 1940 Act. Rule 12b-1 requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be committed to the discretion of the Qualified Trustees and that the Trustees receive quarterly reports on the payments made under the Plans and the purposes for those payments.

The Prior Plans From their inception date of the Funds through November 22, 1995, OpCap Distributors (formerly known as Quest for Value Distributors) served as Distributor to the Funds and provided distribution services pursuant to plans adopted under the 1940 Act (the "Prior Plans") The total distribution fees accrued or paid by Class A shares for the fiscal year ended October 31, 1994 of the Growth and Income, Opportunity and Small Capitalization under the Prior Plans were $116,449, $683,116 and $576,382 , respectively. For the fiscal year ended October 31, 1994, the total distribution fees accrued or paid by Class B and C shares of the Funds under the Prior Plans were as follows:

          Growth
          and                      Small
          Income    Opportunity    Capitalization

Class B   $15,858   $162,157       $94,008
Class C   $ 2,983   $ 27,089       $13,806

OpCap Distributors has estimated that it spent approximately the following amounts with respect to Class A, B and C shares of the Growth and Income, Opportunity and Small Capitalization Funds for the fiscal year ended October 31, 1994:

                         Printing
                         and
                         mailing of
                         Prospectuses
             Sales       to                           Compensation
             Material    other than      Compensation to
             and         current         to           Sales
             Advertising shareholders    Dealers      PersonnelOther(1)

Growth and
Income
   Class A   55,994      32,579          69,870       128,048   71,899
   Class B   29,750      18,428          106,494      70,120    39,559
   Class C   25,171      15,482          2,743        59,158    33,396
Opportunity
   Class A   215,216     134,388         478,181      521,804   288,719
   Class B   94,246      66,618          1,568,469    239,105   134,245
   Class C   36,620      23,856          54,228       88,890    49,933
Small
Capitalization
   Class A   229,352     140,138         432,263      533,336   305,408
   Class B   51,009      32,833          598,280      121,008   69,322
   Class C   30,312      19,491          27,164       72,542    41,120

     During the fiscal year ended October 31, 1994, OpCap Distributors received the following compensation with respect to the Funds:

                              Portion of
                              Sales
                              Charge on           Compensation
                              Class A Shares      on Redemptions (CDC's)
                              --------------      ----------------------
Opportunity                   $158,717            $21,000
Small Capitalization          $107,379            $10,000
Growth and Income             $8,014              $1,000
U.S. Government Income        $20,540             $10,000
Investment Quality Income     $13,631             $18,000

     For the fiscal year ended October 31, 1994, OpCap Distributors paid the following amounts in distribution and service fees to Oppenheimer & Co., Inc., an affiliated broker-dealer, with respect to the Funds:

                              Distribution and Service Fees
                              Paid to Oppenheimer & Co., Inc.
                              -------------------------------
Growth and Income             $10,684
Opportunity                   $180,536
Small Capitalization          $186,468

                         ADDITIONAL INFORMATION

     Description of the Trust. The Trust was formed under the laws of Massachusetts on April 17, 1987. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders of each Fund have the right, upon the declaration in writing or vote by a majority of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of a Fund's outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders of that Fund for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

     When issued, shares of each class are fully paid and have no preemptive, conversion or other subscription rights. Each class of shares represents identical interests in the applicable Fund's investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each class,
(b) the effect of the respective sales charges, if any, for each class,
(c) the distribution fees borne by each class, (d) the expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) the exchange privilege of each class. Upon liquidation of the Trust or any Fund, shareholders of each class of shares of a Fund are entitled to share pro rata in the net assets of that class available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

     The assets received by the Trust on the sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Fund, and constitute the assets of such Fund. The assets of each Fund are required to be segregated on the Trust's books of account. Expenses not otherwise identified with a particular Fund will be allocated fairly among two or more Funds by the Board of Trustees. The Trust's Board of Trustees has agreed to monitor the portfolio transactions and management of each of the Funds and to consider and resolve any conflict that may arise.

     The Declaration of Trust contains an express disclaimer of shareholder liability for each Fund's obligations, and provides that each Fund shall indemnify any shareholder who is held personally liable for the obligations of that Fund. It also provides that each Fund shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of that Fund and shall satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Trust) to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to the relatively remote circumstance in which a Fund itself would be unable to meet the obligations described above.

     Possible Additional Portfolio Series. If additional Funds are created by the Board of Trustees, shares of each such Fund will be entitled to vote as a group only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees.

     Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of accountants. Approval of an investment management or distribution plan and a change in fundamental policies would be regarded as matters requiring separate voting by each Fund. The Rule contains provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     Distribution Agreement. Under the General Distributor's Agreement between the Trust and the Distributor, the Distributor acts as the Trust's agent in the continuous public offering of each class of its shares. Expenses normally attributable to sales, other than those paid under the Plans, are borne by the Distributor.

     Independent Accountants.  Price Waterhouse LLP, 1177 Avenue of the
Americas, New York, New York, are the independent accountants of   each
Fund; their services include examining the annual financial statements of each Fund as well as other related services.

     Custodian. State Street Bank and Trust Company acts as custodian of the assets of the Trust.

     Transfer Agent and Shareholder Servicing Agent.  Shareholder
Services, Inc., a subsidiary of the Manager, acts as transfer agent and shareholder servicing agent of the Trust.

     Shareholder Servicing Agent for Certain Shareholders. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent of the Funds for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, Inc. (which had been the investment advisor of AMA Family of Funds) who acquire shares of any Quest Funds, and for former shareholders of the Unified Funds and Liquid Green Trusts, accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee, accounts which have a Money Manager brokerage account, and other accounts for which Unified Management Corporation is the dealer of record.

     Distribution Options. Shareholders may change their distribution options by giving the Transfer Agent three days prior notice in writing.

     Tax Information. The Federal tax treatment of the Funds' dividends and distributions is explained in the Prospectus under the heading "Tax Status." A Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all its ordinary income for that year and capital gains for the one year period ending on October 31 of that year.

     Capital Loss Carryovers. For the fiscal year ended October 31, 1994, the Growth and Income Fund will utilize $188,067 of net capital loss carryovers. At October 31, 1994, the Growth and Income Fund had net capital loss carryovers of $791,899 of which $558,150, $117,811 and $55,938 will be available through the fiscal years ending 1995, 1996 and 2000, respectively, to offset future net capital gains, to the extent provided by regulations. However, these loss carryovers are further limited by Internal Revenue Code Section 382 to $188,067 annually. To the extent that these capital loss carryovers are used to offset future net capital gains, it is probable that the gains so offset will not be distributed to shareholders.

     Retirement Plans. The Distributor may print advertisements and brochures concerning retirement plans, lump sum distributions and 401-k plans. These materials may include descriptions of tax rules, strategies for reducing risk and descriptions of the 401-k program offered by the Distributor. From time to time hypothetical investment programs illustrating various tax-deferred investment strategies will be used in brochures, sales literature, and omitting prospectuses. The following examples illustrate the general approaches that will be followed. These hypotheticals will be modified with different investment amounts, reflecting the amounts that can be invested in different types of retirement programs, different assumed tax rates, and assumed rates of return. They should not be viewed as indicative of past or future perfor-mance of any Oppenheimer products.


           Benefits of Long Term Tax-Free        Benefits of Long Term Tax-Free
               Compounding - Single Sum        Compounding - Periodic Investment
          Amount of Contribution: $100,000      Amount Invested Annually: $2,000
                       Rates of Return                     Rates of Return
Years 8.00%      10.00%    12.00%        Years 8.00%    10.00%   12.00%
                        Value at End                         Value at End
5     $  146,933 $  161,051$  176,234    5     $ 12,672 $ 13,431 $ 14,230
10    $  215,892 $  259,374$  310,585    10    $ 31,291 $ 35,062 $ 39,309
15    $  317,217 $  417,725$  547,357    15    $ 58,649 $ 69,899 $ 83,507
20    $  466,096 $  672,750$  964,629    20    $ 98,846 $126,005 $161,397
25    $  684,848 $1,083,471$1,700,006    25    $157,909 $216,364 $298,668
30    $1,006,266 $1,744,940$2,995,992    30    $244,692 $361,887 $540,585



Comparison of Taxable and Tax-Free Investing - Periodic Investments (Assumed Tax Rate: 28%)
Amount of Annual Contribution (Pre-Tax): $2,000   Annual Contribution (After Tax): $1,440
             Tax Deferred Rates of Return           Fully Taxed Rates of Return
Years 8.00%      10.00%    12.00%        Years 5.76%    7.20%    8.64%
                          Value at End                          Value at End
5     $ 12,672   $ 13,431  $ 14,230      5     $  8,544 $  8,913 $  9,296
10    $ 31,291   $ 35,062  $ 39,309      10    $ 19,849 $ 21,531 $ 23,364
15    $ 58,649   $ 69,899  $ 83,507      15    $ 34,807 $ 39,394 $ 44,654
20    $ 98,846   $126,005  $161,397      20    $ 54,598 $ 64,683 $ 76,874
25    $157,909   $216,364  $298,668      25    $ 80,785 $100,485 $125,635
30    $244,692   $361,887  $540,585      30    $115,435 $151,171 $199,492


         Comparison of Tax Deferred Investing -- Deducting Taxes at End
                        (Amount of Tax Rate as End: 28%)
                      Amount of Annual Contribution: $2,000

                                  Tax Deferred Rates of Return
                   Years   8.00%    10.00%    12.00%
                                            Value at End
                   5       $ 11,924 $ 12,470  $ 13,046
                   10      $ 28,130 $ 30,485  $ 33,903
                   15      $ 50,627 $ 58,728  $ 68,525
                   20      $ 82,369 $101,924  $127,406
                   25      $127,694 $169,782  $229,041
                   30      $192,978 $277,359  $406,021

                          APPENDIX A -- RATINGS


Description of Moody's corporate ratings

     Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, (i.e.; they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judges to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times.
Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

     Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of S&P's corporate ratings

     AAA.  Debt rated AAA has the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     BBB. Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

     B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating

     CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C. The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI. The rating CI is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. The
D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Description of Commercial Paper Ratings

     Commercial paper rated Prime-1 by Moody's are judged by Moody's to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assess-ment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

     Duff & Phelps' short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

-----------------------------------------------------------------------
---------
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
Quest for Value Family of Funds:



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Quest for Value Fund, Inc. as of October 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended in conformity with genrally accepted accounting principles.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 16, 1994

OCTOBER 31, 1994
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
QUEST FOR VALUE FUND, INC.

--------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                         VALUE
--------------------------------------------------------------------------
U.S. TREASURY BILLS -- 0.1%
$   350,000  5.06%, 4/06/95
             (cost -- $342,326)                             $    342,031
                                                            ------------
SHORT-TERM CORPORATE NOTES -- 10.7%
BANKING -- 3.3%
$ 8,632,000  Norwest Financial, Inc.
             4.95%, 12/05/94                                $  8,591,645
                                                            ------------
ENERGY -- 0.8%
  2,000,000  Chevron Oil Finance Co.
             4.91%, 11/28/94                                   1,992,635
                                                            ------------
INSURANCE -- 0.9%
  2,300,000  Prudential Funding Corp.
             4.85%, 11/14/94                                   2,295,972
                                                            ------------
MACHINERY & ENGINEERING -- 3.1%
  7,900,000  Deere (John) Capital Corp.
             4.92%, 11/07/94                                   7,893,522
                                                            ------------
MISCELLANEOUS FINANCIAL SERVICES -- 2.6%
  1,470,000  Beneficial Corp.
             4.88%, 11/21/94                                   1,466,015
  1,300,000  Commercial Credit Co.
             4.85%, 11/21/94                                   1,296,497
  4,000,000  Household Finance Corp.
             4.97%, 12/01/94                                   3,983,433
                                                            ------------
                                                               6,745,945
                                                            ------------
Total Short-Term Corporate Notes
 (cost -- $27,519,719)                                      $ 27,519,719
                                                            ------------
CONVERTIBLE CORPORATE BONDS -- 0.8%
REAL ESTATE
$ 2,310,156  Security Capital Realty, Inc.
             12.00%, 6/30/14
               (cost -- $2,177,494) (A)                     $  1,997,340
                                                            ------------
CONVERTIBLE PREFERRED STOCKS -- 1.1%
METALS/MINING
     60,000  Freeport McMoRan, Inc.
             $4.375 Conv. Pfd.
               (cost -- $2,654,325)                         $  2,880,000
                                                            ------------
COMMON STOCKS -- 88.0%
AEROSPACE -- 10.1%
    215,000  AlliedSignal, Inc.                             $  7,444,375
    129,000  Martin Marietta Corp.                             5,917,875
     59,000  McDonnell Douglas Corp.                           8,319,000
     90,000  Sundstrand Corp.                                  4,095,000
                                                            ------------
                                                              25,776,250
                                                            ------------
BANKING -- 6.1%
     75,000  Citicorp                                          3,581,250
     68,000  First Interstate Bancorp                          5,440,000
    120,810  Mellon Bank Corp.                                 6,720,056
                                                            ------------
                                                              15,741,306
                                                            ------------
CHEMICALS -- 3.1%
     27,000  Hercules, Inc.                                    3,152,250
     64,000  Monsanto Co.                                      4,872,000
                                                            ------------
                                                               8,024,250
                                                            ------------
CONGLOMERATES -- 1.7%
     90,200  General Electric Co.                              4,408,525
                                                            ------------
CONSUMER PRODUCTS -- 7.5%
     80,000  Avon Products, Inc.                               5,060,000
    252,000  Hasbro, Inc.                                      8,316,000
     50,000  Unilever N.V.                                     5,937,500
                                                            ------------
                                                              19,313,500
                                                            ------------
DRUGS & MEDICAL PRODUCTS -- 5.4%
    213,000  Becton, Dickinson & Co.                          10,064,250
     48,000  Warner-Lambert Co.                                3,660,000
                                                            ------------
                                                              13,724,250
                                                            ------------
ELECTRONICS -- 2.6%
    177,000  Arrow Electronics, Inc.*                          6,681,750

INSURANCE -- 20.5%
     82,000  American International Group, Inc.                7,677,250
    411,000  EXEL Ltd.                                        16,183,125
     38,500  General Reinsurance Corp.                         4,312,000
    205,000  John Alden Financial Corp.                        6,150,000
    202,500  Progressive Corp., Ohio                           7,695,000
    101,000  Transamerica Corp.                                4,961,625
    121,000  UNUM Corp.                                        5,550,875
                                                            ------------
                                                              52,529,875
                                                            ------------
MANUFACTURING -- 4.2%
    260,000  Case Corp.                                        5,460,000
    290,000  Pall Corp.                                        5,256,250
                                                            ------------
                                                              10,716,250
                                                            ------------

* Non-income producing security.

OCTOBER 31, 1994
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
QUEST FOR VALUE FUND, INC. (cont'd)

-------------------------------------------------------------------------
SHARES                                                             VALUE
-------------------------------------------------------------------------
METALS/MINING -- 1.7%
      2,844  Freeport McMoRan, Copper & Gold (Class A)      $     64,701
    227,000  Freeport McMoRan, Inc.                            4,171,125
                                                            ------------
                                                               4,235,826
                                                            ------------
MISCELLANEOUS FINANCIAL SERVICES -- 9.9%
    200,000  American Express Co.                              6,150,000
    340,000  Countrywide Credit Industries, Inc.               5,015,000
    152,000  Federal Home Loan Mortgage Corp.                  8,284,000
     90,000  Morgan Stanley Group, Inc.                        5,883,750
                                                            ------------
                                                              25,332,750
                                                            ------------
REAL ESTATE -- 1.1%
      3,050  Security Capital Realty, Inc. (A)                 2,758,036
                                                            ------------
RETAIL -- 3.5%
    213,000  May Department Stores Co.                         8,014,125
     21,000  Mercantile Stores Co., Inc.                         955,500
                                                            ------------
                                                               8,969,625
                                                            ------------
TECHNOLOGY -- 3.1%
    127,000  Intel Corp.                                       7,889,875
                                                            ------------
TELECOMMUNICATIONS -- 1.9%
        344  Bell Atlantic Corp.                                  18,017
    145,200  Sprint Corp.                                      4,737,150
                                                            ------------
                                                               4,755,167
                                                            ------------
TEXTILES/APPAREL -- 2.1%
    280,600  Warnaco Group, Inc. (Class A)*                    5,296,325
                                                            ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 3.5%
    116,000  Dole Food Co.                                  $  3,117,500
    240,000  Sara Lee Corp.                                    5,910,000
                                                            ------------
                                                               9,027,500
                                                            ------------
Total Common Stocks
 (cost -- $192,374,371)                                     $225,181,060
                                                            ------------
Total Investments
 (cost -- $225,068,235)                      100.7%         $257,920,150
Other Liabilities in Excess of
 Other Assets                                 (0.7)           (1,881,015)
                                             -----          ------------
TOTAL NET ASSETS                             100.0%         $256,039,135
                                             -----          ------------
                                             -----          ------------
OPPORTUNITY FUND

PRINCIPAL
AMOUNT                                          VALUE
-----------------------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 20.6%
AUTOMOTIVE -- 0.7%
$ 1,450,000  Ford Motor Credit Co.
             4.91%, 11/28/94                                $  1,444,660
                                                            ------------
BANKING -- 4.9%
 10,600,000  Norwest Financial, Inc.
             4.95%, 12/05/94                                  10,550,445
                                                            ------------
CONGLOMERATES -- 0.5%
    950,000  General Electric Capital Corp.
             4.90%, 11/14/94                                     948,319
                                                            ------------
ENERGY -- 3.5%
             Chevron Oil Finance Co.
  6,100,000  4.82%, 11/28/94                                   6,077,949
  1,450,000  4.91%, 11/28/94                                   1,444,661
                                                            ------------
                                                               7,522,610
                                                            ------------
INSURANCE -- 0.6%
  1,300,000  Prudential Funding Corp.
             5.00%, 11/14/94                                   1,297,653
                                                            ------------

 * Non-income producing security.
(A) Restricted Securities (the Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities.):
                                                                     VALUATION
   DESCRIPTION                   DATE OF     PAR      SHARES   UNIT     AS OF
                               ACQUISITION  AMOUNT             COST  OCTOBER 31,
                                                                        1994
--------------------------------------------------------------------------------
Security Capital Realty, Inc.
  12.00%, 6/30/14              9/15/94     $2,310,156    --    $ .94    $ .86
Security Capital Realty, Inc.
  Common Stock                 9/15/94            --  3,050      926      904

--------------------------------------------------------------------------------

--------------------------------------------------------
PRINCIPAL
AMOUNT                                             VALUE
--------------------------------------------------------
MACHINERY & ENGINEERING -- 1.8%
             Deere (John) Capital Corp.
$   800,000  4.83%, 11/21/94               $    797,853
  3,100,000  4.92%, 11/07/94                  3,097,458
                                           ------------
                                              3,895,311
                                           ------------
MISCELLANEOUS FINANCIAL SERVICES -- 8.6%
             Beneficial Corp.
  4,950,000  4.88%, 11/21/94                  4,936,580
  1,100,000  5.00%, 11/07/94                  1,099,083
  1,800,000  CIT Group Holdings, Inc.
             5.05%, 11/07/94                  1,798,485
  1,200,000  Commercial Credit Co.
             4.85%, 11/21/94                  1,196,767
             Household Finance Corp.
  2,500,000  4.52%, 11/02/94                  2,499,686
  6,100,000  4.85%, 11/28/94                  6,077,811
    800,000  4.88%, 11/14/94                    798,590
                                           ------------
                                             18,407,002
                                           ------------
Total Short-Term Corporate Notes
 (cost -- $44,066,000)                     $ 44,066,000
                                           ------------
U.S. TREASURY NOTES -- 1.5%
$ 1,000,000  7.50%, 11/15/01               $    992,030
  1,000,000  7.50%, 5/15/02                     990,470
    550,000  7.875%, 4/15/98                    560,054
    550,000  7.875%, 8/15/01                    557,304
                                           ------------
Total U.S. Treasury Notes
 (cost -- $3,149,370)                      $  3,099,858
                                           ------------
CONVERTIBLE PREFERRED STOCKS -- 1.1%
METALS/MINING
     50,000  Freeport McMoRan, Inc.
               $4.375 Conv. Pfd.
               (cost -- $2,211,938)        $  2,400,000
                                           ------------
COMMON STOCKS -- 76.5%
AEROSPACE -- 8.9%
    115,000  McDonnell Douglas Corp.       $ 16,215,000
     60,000  Sundstrand Corp.                 2,730,000
                                           ------------
                                             18,945,000
                                           ------------
BANKING -- 15.2%
    120,000  Citicorp                      $  5,730,000
     34,000  First Empire State Corp.         5,108,500
    226,000  Mellon Bank Corp.               12,571,250
     10,000  U.S. Bancorp                       240,000
     60,000  Wells Fargo & Co.                8,917,500
                                           ------------
                                             32,567,250
                                           ------------
CHEMICALS -- 4.7%
     75,000  Hercules, Inc.                   8,756,250
     18,000  Monsanto Co.                     1,370,250
                                           ------------
                                             10,126,500
                                           ------------
CONSUMER PRODUCTS -- 3.8%
     60,000  Avon Products, Inc.              3,795,000
     50,000  Hasbro, Inc.                     1,650,000
     92,500  Mattel, Inc.                     2,705,625
                                           ------------
                                              8,150,625
                                           ------------
DRUGS & MEDICAL PRODUCTS -- 5.9%
    120,000  Becton, Dickinson & Co.          5,670,000
     90,000  Warner-Lambert Co.               6,862,500
                                           ------------
                                             12,532,500
                                           ------------
ENERGY -- 5.4%
    139,200  Tenneco, Inc.                    6,159,600
    149,300  Triton Energy Corp.*             5,300,150
                                           ------------
                                             11,459,750
                                           ------------
HEALTHCARE SERVICES -- 2.9%
    435,000  National Health
               Laboratories, Inc.             6,253,125
                                           ------------
INSURANCE -- 5.3%
    160,000  EXEL Ltd.                        6,300,000
     60,000  Transamerica Corp.               2,947,500
     60,000  Travelers, Inc.                  2,085,000
                                           ------------
                                             11,332,500
                                           ------------
MANUFACTURING -- 1.3%
    160,000  Collins & Aikman Corp.*          1,420,000
    100,100  Shaw Industries, Inc.            1,463,962
                                           ------------
                                              2,883,962
                                           ------------

* Non-income producing security.

OCTOBER 31, 1994
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
OPPORTUNITY FUND (cont'd)

--------------------------------------------------------
SHARES                                            VALUE
--------------------------------------------------------
MISCELLANEOUS FINANCIAL SERVICES -- 16.5%
    240,000  American Express Co.          $  7,380,000
    321,700  Countrywide Credit
               Industries, Inc.               4,745,075
    210,000  Federal Home Loan Mortgage
               Corp.                         11,445,000
     55,000  Federal National Mortgage
               Assoc.                         4,180,000
    110,000  Lehman Brothers Holdings,
               Inc.                           1,705,000
     90,000  Morgan Stanley Group, Inc.       5,883,750
                                           ------------
                                             35,338,825
                                           ------------
TECHNOLOGY -- 4.8%
     70,000  Alliant Techsystems, Inc.*       2,406,250
    110,000  Intel Corp.                      6,833,750
     50,500  Unitrode Corp.*                    972,125
                                           ------------
                                             10,212,125
                                           ------------
TELECOMMUNICATIONS -- 1.8%
    120,100  Sprint Corp.                     3,918,263
                                           ------------
Total Common Stocks
 (cost -- $149,478,552)                    $163,720,425
                                           ------------
Total Investments
 (cost -- $198,905,860)           99.7%    $213,286,283

Other Assets in Excess of
 Other Liabilities                 0.3          659,462
                                 -----     ------------
TOTAL NET ASSETS                 100.0%    $213,945,745
                                 -----     ------------
                                 -----     ------------
SMALL CAPITALIZATION FUND

PRINCIPAL
AMOUNT                                            VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 8.5%
AUTOMOTIVE -- 0.7%
$1,038,000  Ford Motor Credit Co.
              4.91%, 11/28/94              $  1,034,178
                                           ------------
BANKING -- 5.0%
 7,041,000  Norwest Financial, Inc.
              4.95%, 12/05/94                 7,008,083
                                           ------------
CONGLOMERATES -- 0.7%
   930,000  General Electric Capital
              Corp.
              4.82%, 11/21/94                   927,510
                                           ------------
INSURANCE -- 1.1%
$1,468,000  Prudential Funding Corp.
              4.85%, 11/28/94              $  1,462,660
                                           ------------
MISCELLANEOUS FINANCIAL SERVICES -- 1.0%
   925,000  Beneficial Corp.
              4.88%, 11/21/94                   922,492
   475,000  Federal National Mortgage
              Assoc.
              4.75%, 11/01/94                   475,000
                                           ------------
                                              1,397,492
                                           ------------
Total Short-Term Corporate Notes
 (cost -- $11,829,923)                     $ 11,829,923
                                           ------------
CORPORATE NOTES & BONDS -- 0.7%
ENERGY -- 0.3%
$  375,000  Global Marine, Inc.
              12.75%, 12/15/99             $    405,000
                                           ------------
PRINTING & PUBLISHING -- 0.4%
   700,000  U.S. Banknote Corp.
              10.375%, 6/01/02                  602,000
                                           ------------
Total Corporate Notes & Bonds
 (cost -- $1,104,862)                      $  1,007,000
                                           ------------
CONVERTIBLE CORPORATE BONDS -- 0.9%
REAL ESTATE
$1,363,500  Security Capital Realty, Inc.
              12.00%, 6/30/14
              (cost -- $1,285,200) (A)     $  1,178,870
                                           ------------

SHARES                                            VALUE
------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 0.2%
RETAIL
     36,000  Family Bargain Corp.
               $0.95 Conv. Pfd.
               (cost -- $360,000)          $    346,500
                                           ------------
COMMON STOCKS -- 86.3%
ADVERTISING -- 4.7%
    100,000  Foote, Cone & Belding
               Communications, Inc.           4,475,000
     39,000  Omnicom Group, Inc.              2,076,750
                                           ------------
                                              6,551,750
                                           ------------
AEROSPACE -- 1.2%
    200,000  BE Aerospace, Inc.*              1,737,500
                                           ------------
AUTOMOTIVE -- 0.2%
    126,000  Collins Industries, Inc.*          283,500
                                           ------------
BUILDING & CONSTRUCTION -- 3.9%
    146,000  CRSS, Inc.                       1,642,500
    102,600  D.R. Horton, Inc.                1,346,625
    120,000  Martin Marietta Materials,
               Inc.                           2,475,000
                                           ------------
                                              5,464,125
                                           ------------
CHEMICALS -- 2.0%
    141,400  OM Group, Inc.                   2,828,000
                                           ------------

* Non-income producing security.

--------------------------------------------------------------------------------

-------------------------------------------------------
SHARES                                            VALUE
-------------------------------------------------------
COMPUTER SERVICES -- 4.1%
    147,700  BancTec, Inc.*                $  2,954,000
     34,600  Globalink, Inc.*                   484,400
     90,000  National Data Corp.              1,867,500
     70,000  Sudbury, Inc.*                     481,250
                                           ------------
                                              5,787,150
                                           ------------
DRUGS & MEDICAL PRODUCTS -- 3.6%
     40,000  Beckman Instruments, Inc.        1,175,000
    108,900  Sybron International Corp.*      3,770,662
                                           ------------
                                              4,945,662
                                           ------------
ELECTRICAL EQUIPMENT -- 0.7%
     80,000  Instrument Systems Corp.*          600,000
     16,000  Marshall Industries*               418,000
                                           ------------
                                              1,018,000
                                           ------------
ENERGY -- 9.5%
    136,800  Aquila Gas Pipeline Corp.        1,043,100
    195,500  BWIP Holdings, Inc. (Class
               A)                             3,519,000
    330,155  Global Natural Resources,
               Inc.*                          2,476,162
    125,000  Nahama & Weagant
               Energy Co.*                       54,687
    137,500  Noble Drilling Corp.*            1,014,063
     72,000  St. Mary Land &
               Exploration Co.                  967,500
     65,000  Triton Energy Corp.*             2,307,500
     92,530  UGI Corp.                        1,862,166
                                           ------------
                                             13,244,178
                                           ------------
HEALTHCARE SERVICES -- 1.7%
     90,000  Community Health Systems,
               Inc.*                          2,362,500
                                           ------------
INSURANCE -- 3.3%
    123,300  Financial Security Assurance
               Holdings, Ltd.                 2,758,838
    112,500  Guaranty National Corp.          1,884,375
                                           ------------
                                              4,643,213
                                           ------------

LEISURE -- 0.7%
     43,700  Club Med, Inc.                     977,787
                                           ------------
MANUFACTURING -- 6.8%
     89,000  Collins & Aikman Corp.*            789,875
     97,000  Exabyte Corp.*                   2,134,000
     50,000  Giddings & Lewis, Inc.             775,000
    181,300  Interlake Corp.*                   430,587
     65,100  Masland Corp.                    1,049,738
    170,000  North American Watch Co.         2,210,000
     85,600  Welbilt Corp.*                   2,118,600
                                           ------------
                                              9,507,800
                                           ------------
MEDIA/BROADCASTING -- 0.6%
     25,000  Pulitzer Publishing Co.            893,750
                                           ------------
METALS/MINING -- 0.5%
     50,000  Olympic Steel, Inc.*               737,500
                                           ------------
MISCELLANEOUS FINANCIAL SERVICES -- 3.6%
    221,400  SafeCard Services, Inc.          3,542,400
    100,800  Union Corp.*                     1,499,400
                                           ------------
                                              5,041,800
                                           ------------
PAPER PRODUCTS -- 0.7%
     61,500  CSS Industries, Inc.*         $  1,022,438
                                           ------------
PRINTING & PUBLISHING -- 3.8%
     72,000  Commerce Clearing House,
               Inc. (Class B)                 1,206,000
    216,300  Nu-Kote Holdings, Inc.
               (Class A)*                     4,028,588
                                           ------------
                                              5,234,588
                                           ------------
REAL ESTATE -- 10.6%
    151,800  Cousins Properties, Inc.         2,352,900
     44,000  Post Properties, Inc.            1,292,500
    219,750  Property Trust of America        3,543,469
    230,000  Security Capital Industrial
               Trust, Inc.                    3,507,500
      1,800  Security Capital Realty,
               Inc. (A)                       1,627,848
    239,000  Taubman Centers, Inc.            2,479,625
                                           ------------
                                             14,803,842
                                           ------------
RETAIL -- 4.3%
    190,000  AmeriCredit Corp.*               1,258,750
     72,700  Brookstone, Inc.*                1,090,500
    350,700  Cash America International,
               Inc.                           2,893,275
     15,600  Finish Line, Inc.                  113,100
     52,500  Fred's, Inc.                       603,750
                                           ------------
                                              5,959,375
                                           ------------
SECURITY/INVESTIGATION SERVICES -- 0.5%
    202,910  Automated Security Holdings
               PLC ADS                          532,639
    498,184  Holmes Protection Group,
               Inc.                             187,409
                                           ------------
                                                720,048
                                           ------------
TECHNOLOGY -- 8.1%
    100,400  Dionex Corp.*                    3,714,800
    202,000  Rational Software Corp.*           505,000
    130,000  Stratus Computer, Inc.*          4,842,500
    113,100  Unitrode Corp.*                  2,177,175
                                           ------------
                                             11,239,475
                                           ------------
TEXTILES/APPAREL -- 3.5%
     18,000  Blair Corp.                        756,000
     70,000  Dyersburg Corp.                    437,500
     42,700  Fab Industries, Inc.             1,318,363
    128,000  Warnaco Group, Inc. (Class
               A)*                            2,416,000
                                           ------------
                                              4,927,863
                                           ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 2.1%
     70,900  Morningstar Group, Inc.            514,025
    220,118  Sylvan Food Holdings, Inc.*      2,366,268
                                           ------------
                                              2,880,293
                                           ------------
TRANSPORTATION -- 2.0%
    183,700  Interpool, Inc.*                 2,525,875
     18,000  MTL, Inc.                          279,000
                                           ------------
                                              2,804,875
                                           ------------
UTILITIES -- 1.7%
    221,200  Sithe Energies, Inc.*            2,322,600
                                           ------------

* Non-income producing security.

                                      A-5

OCTOBER 31, 1994
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION FUND (cont'd)

-------------------------------------------------------
SHARES                                            VALUE
-------------------------------------------------------
OTHER -- 1.9%
    142,000  McGrath RentCorp.             $  2,165,500
     89,200  National Education Corp.*          434,850
                                           ------------
                                              2,600,350
                                           ------------
Total Common Stocks
  (cost -- $114,775,894)                   $120,539,962
                                           ------------
Total Investments
 (cost -- $129,355,879)         96.6%      $134,902,255
Other Assets in Excess of
 Other Liabilities               3.4          4,687,545
                               -----       ------------
TOTAL NET ASSETS               100.0%      $139,589,800
                               -----       ------------
                               -----       ------------
GROWTH AND INCOME FUND
------------------------------------------------------
PRINCIPAL
AMOUNT                                            VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 13.5%
AUTOMOTIVE -- 3.4%
$ 1,150,000  Ford Motor Credit Co.
             4.76%, 11/07/94               $  1,149,088
                                           ------------
CONGLOMERATES -- 2.6%
    885,000  General Electric Capital Corp.
             4.72%, 11/04/94                    884,652
                                           ------------
ENERGY -- 4.1%
  1,415,000  Chevron Oil Finance Co.
             4.70%, 11/01/94                  1,415,000
                                           ------------
MISCELLANEOUS FINANCIAL SERVICES -- 3.4%
  1,150,000  Household Finance Corp.
             4.77%, 11/08/94                  1,148,933
                                           ------------
Total Short-Term Corporate Notes
 (cost -- $4,597,673)                      $  4,597,673
                                           ------------
CORPORATE NOTES & BONDS -- 11.2%
CONTAINERS -- 3.0%
$ 1,000,000  Stone Container Corp.
             11.875%, 12/01/98             $  1,030,000
                                           ------------
ENERGY -- 3.8%
  1,750,000  Triton Energy Corp.
               Zero Coupon, 11/01/97          1,279,687
                                           ------------
TELECOMMUNICATIONS -- 4.4%
  3,000,000  Nextel Communications, Inc.
               0.00%/11.50%, 9/01/03**        1,515,000
                                           ------------
Total Corporate Notes & Bonds
 (cost -- $4,187,052)                      $  3,824,687
                                           ------------
CONVERTIBLE CORPORATE BONDS -- 6.2%
DRUGS & MEDICAL PRODUCTS -- 1.7%
$ 1,692,000  Alza Corp.
               Zero Coupon, 7/14/14        $    568,935
                                           ------------
MEDIA/BROADCASTING -- 4.5%
  5,000,000  Time Warner, Inc.
               Zero Coupon, 12/17/12          1,525,000
Total Convertible Corporate Bonds
 (cost -- $2,173,746)                      $  2,093,935
                                           ------------
-------------------------------------------------------
SHARES                                            VALUE
-------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 12.3%
ENERGY -- 5.4%
    130,000  Gerrity Oil & Gas Corp.
             $1.50 Conv. Pfd.              $  1,820,000
                                           ------------
RETAIL -- 2.2%
     20,000  Venture Stores, Inc.
             $3.25 Conv. Pfd.                   760,000
                                           ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 4.7%
     80,000  Flagstar Companies, Inc.
             $2.25 Conv. Pfd.                 1,590,000
                                           ------------
Total Convertible Preferred Stocks
 (cost -- $4,878,620)                      $  4,170,000
                                           ------------
COMMON STOCKS -- 52.6%
AEROSPACE -- 6.2%
     15,000  McDonnell Douglas Corp.       $  2,115,000
                                           ------------

 * Non-income producing security.
 ** Represents a step-up floater which will receive 0.00% interest until
    9/01/98, then will "step-up"to 11.50% until maturity.
(A) Restricted Securities (the Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities.):
                                                                         AS OF
                                  DATE OF     PAR               UNIT OCTOBER 31,
DESCRIPTION                     ACQUISITION  AMOUNT     SHARES  COST     1994
--------------------------------------------------------------------------------
Security Capital Realty, Inc.
  12.00%, 6/30/14                  6/16/94  $1,363,500      --  $ .94   $  .86
Security Capital Realty, Inc.
  Common Stock                     8/02/93          --    1,800   684      904

                                      A-6

--------------------------------------------------------------------------------

--------------------------------------------------------
SHARES                                            VALUE
--------------------------------------------------------
AUTOMOTIVE -- 3.2%
     27,000  General Motors Corp.          $  1,066,500
                                           ------------
BANKING -- 2.7%
      7,000  Citicorp                           334,250
      4,000  Wells Fargo & Co.                  594,500
                                           ------------
                                                928,750
                                           ------------
CONGLOMERATES -- 1.0%
     20,000  Canadian Pacific Ltd.              320,000
                                           ------------
CONSUMER PRODUCTS -- 0.9%
      5,000  Avon Products, Inc.                316,250
                                           ------------
ENERGY -- 3.1%
      5,000  McMoRan Oil & Gas Corp.             18,750
     20,000  Triton Energy Corp.*               710,000
     15,000  Union Texas Petroleum
               Holdings, Inc.                   313,125
                                           ------------
                                              1,041,875
                                           ------------
INSURANCE -- 7.0%
     16,000  Equitable Co.                      312,000
     10,000  Progressive Corp., Ohio            380,000
     35,000  TIG Holdings, Inc.                 673,750
     20,000  Travelers, Inc.                    695,000
      7,000  UNUM Corp.                         321,125
                                           ------------
                                              2,381,875
                                           ------------
METALS/MINING -- 4.4%
      1,562  Freeport McMoRan, Copper &
               Gold (Class A)                    35,536
     80,000  Freeport McMoRan, Inc.           1,470,000
                                           ------------
                                              1,505,536
                                           ------------
MISCELLANEOUS FINANCIAL SERVICES -- 9.7%
     26,000  American Express Co.               799,500
    100,000  Countrywide Credit
               Industries, Inc.               1,475,000
     17,000  Federal Home Loan Mortgage
               Corp.                            926,500
      5,200  Lehman Brothers Holdings,
               Inc.                              80,600
                                           ------------
                                              3,281,600
                                           ------------
RETAIL -- 1.1%
     10,000  May Department Stores Co.          376,250
                                           ------------
TECHNOLOGY -- 3.7%
     20,000  Intel Corp.                      1,242,500
                                           ------------
TELECOMMUNICATIONS -- 1.9%
     20,000  Sprint Corp.                       652,500
                                           ------------

TOBACCO/BEVERAGES/FOOD PRODUCTS -- 7.7%
     45,000  PepsiCo, Inc.                 $  1,575,000
     17,000  Philip Morris Companies,
               Inc.                           1,041,250
                                           ------------
                                              2,616,250
                                           ------------
Total Common Stocks
 (cost -- $16,287,790)                     $ 17,844,886
                                           ------------
Total Investments
 (cost -- $32,124,881)            95.8%    $ 32,531,181
Other Assets in Excess of
 Other Liabilities                 4.2        1,428,001
                                 -----     ------------
TOTAL NET ASSETS                 100.0%    $ 33,959,182
                                 -----     ------------
                                 -----     ------------
U.S. GOVERNMENT INCOME FUND
-------------------------------------------------------
PRINCIPAL
AMOUNT                                            VALUE
-------------------------------------------------------
REPURCHASE AGREEMENT -- 0.1%
$   100,000  Prudential Bache, 4.70%,
               11/01/94 (proceeds at
               maturity: $100,013,
               collateralized by $105,000
               par, $103,373 value, U.S.
               Treasury Notes 4.625%,
               2/29/96)
               (cost -- $100,000)          $    100,000
                                           ------------
FEDERAL HOME LOAN MORTGAGE
CORPORATION -- 0.6%
$   817,404  9.50%, 12/01/02 - 11/01/03
               (cost -- $823,662)          $    846,773
                                           ------------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION I -- 51.6%
$40,573,258  7.00%, 2/15/22 - 11/15/23
               (A)                         $ 36,363,783
 16,903,209  7.50%, 2/15/22 - 2/15/24        15,693,446
  3,819,011  8.00%, 4/15/02 - 2/15/23         3,711,053
 11,354,828  8.50%, 6/15/01 - 9/15/24 (A)    11,222,631
    690,831  10.50%, 1/15/98 - 12/15/00         740,481
                                           ------------
Total Government National Mortgage
 Association I (cost -- $75,692,773)       $ 67,731,394
                                           ------------
U.S. TREASURY BONDS -- 2.9%
$ 4,000,000  7.625%, 11/15/22
               (cost -- $4,740,548)        $  3,804,360
                                           ------------

 * Non-income producing security.
(A) Securities segregated (full or partial) as collateral for written options outstanding. The aggregate market value of such segregated securities is $20,087,482.

OCTOBER 31, 1994
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
U.S. GOVERNMENT INCOME FUND (cont'd)

-------------------------------------------------------
PRINCIPAL
AMOUNT                                            VALUE
-------------------------------------------------------
U.S. Treasury Notes -- 44.6%
$60,000,000  6.875%, 8/31/99
               (cost -- $58,889,522)       $ 58,565,400
                                           ------------
               Total Investments
          (cost -- $140,246,505)    99.8%  $131,047,927
                                    -----  ------------
-------------------------------------------------------
PRINCIPAL
AMOUNT
SUBJECT
TO CALL                                          VALUE
------------------------------------------------------
WRITTEN CALL OPTIONS OUTSTANDING -- (0.1%)
$10,000,000  Government National
               Mortgage Association I,
               7.00%, expiring Dec. '94,
               strike @ 89.22                 $   (115,625)
 10,000,000  Government National
               Mortgage Association I,
               8.50%, expiring Dec. '94,
               strike @ 98.78                      (75,000)
                                              ------------
             Total Written Call Options
               Outstanding (premiums
               received: $142,188)            $   (190,625)
                                              ------------
Other Assets in Excess of
 Other Liabilities                      0.3        436,494
                                      -----   ------------
 Total Net Assets                     100.0%  $131,293,796
                                      -----   ------------
                                      -----   ------------
INVESTMENT QUALITY INCOME FUND
-----------------------------------------------------------
PRINCIPAL
AMOUNT                                            VALUE
-----------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 9.4%
CONGLOMERATES -- 3.7%
$ 2,075,000  General Electric Capital Corp.
             4.72%, 11/14/94               $  2,071,463
                                           ------------
MISCELLANEOUS FINANCIAL SERVICES -- 5.7%
  2,075,000  Amercian Express Credit Corp.
             4.75%, 11/07/94                  2,073,357
  1,150,000  Household Finance Corp.
             4.68%, 11/02/94                  1,149,851
                                           ------------
                                              3,223,208
                                           ------------
Total Short-Term Corporate Notes
 (cost -- $5,294,671)                      $  5,294,671
                                           ------------
-------------------------------------------------------
PRINCIPAL
AMOUNT                                            VALUE
-------------------------------------------------------
CORPORATE NOTES & BONDS -- 88.2%
AEROSPACE -- 3.6%
$ 2,000,000  United Technologies Corp.
             8.875%, 11/15/19              $  2,007,420
                                           ------------
AIRLINES -- 2.6%
  1,000,000  American Airlines
             9.73%, 9/29/14                     916,910
    550,000  Delta Air Lines, Inc.
             10.375%, 2/01/11                   538,351
                                           ------------
                                              1,455,261
                                           ------------
BANKING -- 6.4%
     70,000  NatWest Bancorp, Inc.
             9.375%, 11/15/03                    74,378
  1,300,000  NCNB Corp.
             10.20%, 7/15/15                  1,439,139
    500,000  RBSG Capital Corp.
             10.125%, 3/01/04                   547,640
  1,500,000  Westpac Banking Corp.
             9.125%, 8/15/01                  1,555,020
                                           ------------
                                              3,616,177
                                           ------------
CHEMICALS -- 0.9%
    500,000  Rohm & Haas Co.
               9.50%, 4/01/21                   521,470
                                           ------------
CONGLOMERATES -- 5.1%
  2,000,000  Canadian Pacific Ltd.
               9.45%, 8/01/21                 2,082,160
  1,000,000  ITT Financial Corp.
               6.50%, 5/01/11                   786,860
                                           ------------
                                              2,869,020
                                           ------------
ENERGY -- 5.9%
  3,000,000  Occidental Petroleum Corp.
               11.125%, 6/01/19               3,312,990
                                           ------------
ENTERTAINMENT -- 4.8%
  3,000,000  Time Warner, Inc.
               9.15%, 2/01/23                 2,670,390
                                           ------------
EQUIPMENT LEASING -- 2.7%
  1,600,000  Ryder Systems, Inc.
               8.75%, 3/15/17                 1,522,832
                                           ------------
INSURANCE -- 11.1%
  1,000,000  Aetna Life & Casualty Co.
             8.00%, 1/15/17                     879,780
  1,200,000  Capital Holding Corp.
             8.75%, 1/15/17                   1,172,700
  2,000,000  CNA Financial Corp.
             7.25%, 11/15/23                  1,595,120
  3,000,000  Torchmark, Inc.
             7.875%, 5/15/23                  2,606,610
                                           ------------
                                              6,254,210
                                           ------------

--------------------------------------------------------------------------------

-------------------------------------------------------
PRINCIPAL
AMOUNT                                            VALUE
-------------------------------------------------------
MACHINERY & ENGINEERING -- 3.3%
$ 1,750,000  Caterpillar, Inc.
               9.75%, 6/01/19              $  1,825,810
                                           ------------
MISCELLANEOUS FINANCIAL SERVICES -- 12.6%
     20,000  Beneficial Corp.
             12.875%, 8/01/13                    23,754
  1,500,000  BHP Finance USA Ltd.
             8.50%, 12/01/12                  1,467,105
             Lehman Brothers, Inc.
    865,000  9.875%, 10/15/00                   910,732
    115,000  10.00%, 5/15/99                    121,464
    205,000  Midland American
               Capital Corp.
             12.75%, 11/15/03                   237,845
    800,000  Paine Webber Group, Inc.
             9.25%, 12/15/01                    816,216
  3,000,000  Prudential Funding Corp.
             6.75%, 9/15/23                   2,274,780
  1,250,000  Source One Mortgage Services
               Corp.
             9.00%, 6/01/12                   1,233,887
                                           ------------
                                              7,085,783
                                           ------------
PAPER PRODUCTS -- 0.2%
    100,000  Union Camp Corp.
             10.00%, 5/01/19                    109,261
                                           ------------
RETAIL -- 1.3%
             May Department Stores Co.
    250,000  9.875%, 6/01/17                    246,032
    405,000  10.625%, 11/01/10                  465,957
                                           ------------
                                                711,989
                                           ------------
TELECOMMUNICATIONS -- 12.2%
$   420,000  GTE Corp.
             10.25%, 11/01/20              $    464,386
  2,500,000  New York Telephone Co.
             9.375%, 7/15/31                  2,532,600
  2,000,000  Pacific Bell
             8.50%, 8/15/31                   1,894,220
  2,000,000  Southern New England
               Telephone Co.
             8.70%, 8/15/31                   1,978,300
                                           ------------
                                              6,869,506
                                           ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 3.2%
  2,000,000  American Brands, Inc.
             7.875%, 1/15/23                  1,779,260
                                           ------------
UTILITIES -- 9.7%
  2,000,000  Hydro-Quebec
             8.50%, 12/01/29                  1,862,400
  2,000,000  Southern California Edison
               Co.
             8.875%, 6/01/24                  1,915,060
  1,500,000  TransCanada Pipelines Ltd.
             9.875%, 1/01/21                  1,642,635
                                           ------------
                                              5,420,095
                                           ------------
OTHER -- 2.6%
  1,500,000  Nova Scotia (Province of)
             8.875%, 7/01/19                  1,431,825
                                           ------------
Total Corporate Notes & Bonds
 (cost -- $53,153,893)                     $ 49,463,299
                                           ------------

Total Investments
  (cost -- $58,448,564)           97.6%   $ 54,757,970
Other Assets in Excess of
  Other Liabilities                2.4       1,352,181
                                 -----     ------------
Total Net Assets                 100.0%   $ 56,110,151
                                 -----     ------------
                                 -----     ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                      A-9

OCTOBER 31, 1994

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES

                                           QUEST FOR                     SMALL         GROWTH         U.S.       INVESTMENT
                                          VALUE FUND,   OPPORTUNITY   CAPITALIZATION     AND       GOVERNMENT
  QUALITY
                                              INC.          FUND          FUND      INCOME FUND   INCOME FUND   INCOME
FUND
                                          ------------  ------------  ------------  ------------  ------------  ------------
ASSETS
  Investments, at value (cost --
   $225,068,235, $198,905,860,
   $129,355,879, $32,124,881,
   $140,246,505 and $58,448,564,
   respectively)........................  $257,920,150  $213,286,283  $134,902,255  $32,531,181   $131,047,927  $54,757,970
  Cash..................................       490,615       495,564      347,062         8,772         14,763       25,873
  Receivable for investments sold.......     3,452,070            --    1,212,440     1,339,806        168,384           --
  Receivable for investments sold to
   affiliates...........................            --            --    3,506,625            --             --           --
  Receivable for fund shares sold.......       482,019     2,000,491      516,512       637,310        163,696      113,417
  Dividends receivable..................       387,321       470,950       90,453        65,264             --           --
  Interest receivable...................         7,084        80,497      103,317        49,276      1,314,298    1,455,316
  Deferred organization expenses........            --            --           --        38,509             --       13,971
  Other assets..........................        42,588        18,959       16,622        24,165         34,935       19,197
                                          ------------  ------------  ------------  ------------  ------------  ------------
    Total Assets........................   262,781,847   216,352,744  140,695,286    34,694,283    132,744,003   56,385,744
                                          ------------  ------------  ------------  ------------  ------------  ------------
LIABILITIES
  Written options outstanding, at value
   (premiums received: $142,188)........            --            --           --            --        190,625           --
  Payable for investments purchased.....     6,159,929     2,049,446      676,409       648,600          6,250           --
  Payable for fund shares redeemed......       414,843       207,962      298,489        25,979      1,007,182      108,561
  Investment advisory fee payable.......        41,691        34,437       22,858         4,563         12,963          632
  Distribution fee payable..............        22,304        21,278       13,023         2,509          7,401        4,568
  Dividends payable.....................            --         7,778           --            --        117,133      108,198
  Other payables and accrued expenses...       103,945        86,098       94,707        53,450        108,653       53,634
                                          ------------  ------------  ------------  ------------  ------------  ------------
    Total Liabilities...................     6,742,712     2,406,999    1,105,486       735,101      1,450,207      275,593
                                          ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS
  Par value.............................    20,348,156       108,790       85,536        33,650        121,636       58,013
  Paid-in-surplus.......................   184,710,613   191,026,174  130,829,389    31,830,359    145,717,507   60,695,612
  Accumulated undistributed net
   investment income (loss).............     1,464,120     1,291,867     (238,336)      127,460             --           --
  Accumulated undistributed net realized
   gain (loss) on investments...........    16,664,331     7,139,720    3,366,835     1,768,686     (5,000,871)    (952,880)
  Distributions in excess of net
   realized gains.......................            --        (1,229)          --      (207,273)      (297,461)          --
  Net unrealized appreciation
   (depreciation) on investments........    32,851,915    14,380,423    5,546,376       406,300     (9,247,015)  (3,690,594)
                                          ------------  ------------  ------------  ------------  ------------  ------------
    Total Net Assets....................  $256,039,135  $213,945,745  $139,589,800  $33,959,182   $131,293,796  $56,110,151
                                          ------------  ------------  ------------  ------------  ------------  ------------
                                          ------------  ------------  ------------  ------------  ------------  ------------
CLASS A:
  Fund shares outstanding...............    18,914,850     8,295,463    7,353,210     3,029,071     11,418,654    4,851,201
                                          ------------  ------------  ------------  ------------  ------------  ------------
  Net asset value per share.............  $      12.59  $      19.69  $     16.33   $     10.09   $      10.79  $      9.67
                                          ------------  ------------  ------------  ------------  ------------  ------------
                                          ------------  ------------  ------------  ------------  ------------  ------------
  Maximum offering price per share*.....  $      13.32  $      20.84  $     17.28   $     10.59   $      11.33  $     10.15
                                          ------------  ------------  ------------  ------------  ------------  ------------
                                          ------------  ------------  ------------  ------------  ------------  ------------
CLASS B:
  Fund shares outstanding...............     1,147,382     2,211,377      994,342       290,685        631,471      682,943
                                          ------------  ------------  ------------  ------------  ------------  ------------
  Net asset value and offering price per
   share................................  $      12.53  $      19.59  $     16.24   $     10.07   $      10.79  $      9.67
                                          ------------  ------------  ------------  ------------  ------------  ------------
                                          ------------  ------------  ------------  ------------  ------------  ------------
CLASS C:
  Fund shares outstanding...............       285,924       372,202      206,006        45,206        113,464      267,089
                                          ------------  ------------  ------------  ------------  ------------  ------------
  Net asset value and offering price per
   share................................  $      12.52  $      19.58  $     16.23   $     10.07   $      10.79  $      9.67
                                          ------------  ------------  ------------  ------------  ------------  ------------
                                          ------------  ------------  ------------  ------------  ------------  ------------

*Sales charges decrease on purchases of $50,000 or higher.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

YEAR ENDED OCTOBER 31, 1994

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS

                                                QUEST FOR                    SMALL         GROWTH        U.S.      INVESTMENT
                                                  VALUE     OPPORTUNITY  CAPITALIZATION      AND      GOVERNMENT
 QUALITY
                                               FUND, INC.      FUND           FUND       INCOME FUND  INCOME FUND
INCOME FUND
                                               -----------  -----------  --------------  -----------  -----------  -----------
INVESTMENT INCOME
  Dividends..................................  $4,621,105   $3,199,658   $   1,319,209   $  845,665   $       --   $       --
  Interest...................................   1,393,271    1,078,724         874,396      709,375   10,262,496    4,659,644
                                               -----------  -----------  --------------  -----------  -----------  -----------
    Total investment income..................   6,014,376    4,278,382       2,193,605    1,555,040   10,262,496    4,659,644
                                               -----------  -----------  --------------  -----------  -----------  -----------
OPERATING EXPENSES
  Investment advisory fee (note 2a)..........   2,479,887    1,555,477       1,260,578      263,469      962,940      359,792
  Distribution fee -- Class A (note 2c)......   1,189,613      683,116         576,382      116,449      465,840      215,221
  Distribution fee -- Class B (note 2c)......      83,411      162,157          94,008       15,858       43,485       41,770
  Distribution fee -- Class C (note 2c)......      17,249       27,089          13,806        2,983        8,616       19,831
  Transfer and dividend disbursing agent fees
   -- Class A................................     247,831      117,250         133,738       41,065      130,793       50,526
  Transfer and dividend disbursing agent fees
   -- Class B................................      12,766       23,295          20,668        2,659        4,321        4,992
  Transfer and dividend disbursing agent fees
   -- Class C................................       3,313        4,335           4,637        1,253        1,658        2,288
  Accounting services fee (note 2b)..........          --      108,245         122,578      123,117      135,876      119,080
  Registration fees..........................      84,876       79,103          75,433       66,221       67,461       65,474
  Reports and notices to shareholders........      60,447       37,637          45,104       27,802       39,689       31,342
  Custodian fees.............................      42,485       31,578          32,790       17,672       74,885       27,532
  Auditing, consulting and tax return
   preparation fees..........................      23,051       18,100          18,101       14,600       38,501       17,100
  Directors' (Trustees') fees and expenses...      17,200       17,200          17,200        8,810       17,200       17,200
  Legal fees.................................      11,120        6,829           7,410        5,355        7,021        5,752
  Amortization of deferred organization
   expenses (note 1c)........................          --        2,461           2,394       19,148           --       12,374
  Miscellaneous..............................      14,902        7,146           7,114        5,243       10,727        3,951
                                               -----------  -----------  --------------  -----------  -----------  -----------
    Total operating expenses.................   4,288,151    2,881,018       2,431,941      731,704    2,009,013      994,225
    Less: Investment advisory fees waived
     (note 2a)...............................          --           --              --     (142,772)     (38,486)    (180,934)
                                               -----------  -----------  --------------  -----------  -----------  -----------
      Net operating expenses.................   4,288,151    2,881,018       2,431,941      588,932    1,970,527      813,291
                                               -----------  -----------  --------------  -----------  -----------  -----------
      Net investment income (loss)...........   1,726,225    1,397,364        (238,336)     966,108    8,291,969    3,846,353
                                               -----------  -----------  --------------  -----------  -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS -- NET
  Net realized gain (loss) on security
   transactions..............................  16,722,091    7,139,720       3,506,967    1,768,686   (6,439,027)  (1,053,662)
  Net realized gain on option transactions
   (note 1f).................................          --           --          38,999           --    2,072,188      264,063
  Net realized loss on futures transactions
   (note 1g).................................     (57,760)          --        (179,131)          --           --     (163,281)
                                               -----------  -----------  --------------  -----------  -----------  -----------
    Net realized gain (loss) on
     investments.............................  16,664,331    7,139,720       3,366,835    1,768,686   (4,366,839)    (952,880)
  Net change in unrealized appreciation
   (depreciation) on investments.............  (6,250,090)   4,721,481      (3,118,979)    (189,442)  (11,007,688) (9,068,979)
                                               -----------  -----------  --------------  -----------  -----------  -----------
    Net realized gain (loss) and change in
     unrealized appreciation (depreciation)
     on investments..........................  10,414,241   11,861,201         247,856    1,579,244   (15,374,527) (10,021,859)
                                               -----------  -----------  --------------  -----------  -----------  -----------
  Net increase (decrease) in net assets
   resulting from operations.................  $12,140,466  $13,258,565  $       9,520   $2,545,352   $(7,082,558) $(6,175,506)
                                               -----------  -----------  --------------  -----------  -----------  -----------
                                               -----------  -----------  --------------  -----------  -----------  -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                 QUEST FOR VALUE FUND,
                                                          INC.                  OPPORTUNITY FUND
                                                 YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,
                                               --------------------------  --------------------------
                                                   1994          1993          1994          1993
                                               ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss)...............  $  1,726,225  $    815,957  $  1,397,364  $  2,369,084
  Net realized gain (loss) on investments....    16,664,331     9,419,025     7,139,720     1,539,178
  Net change in unrealized appreciation
   (depreciation) on investments.............    (6,250,090)   11,586,419     4,721,481     6,462,200
                                               ------------  ------------  ------------  ------------
    Net increase (decrease) in net assets....    12,140,466    21,821,401    13,258,565    10,370,462
                                               ------------  ------------  ------------  ------------
Dividends and Distributions to Shareholders
  Net investment income -- Class A...........      (819,873)     (608,320)   (2,269,483)     (220,172)
  Net investment income -- Class B...........       (11,801)           --       (98,258)           --
  Net investment income -- Class C...........        (2,040)           --       (21,098)           --
  Net realized gains -- Class A..............    (9,227,704)   (6,984,843)   (1,497,052)     (945,122)
  Net realized gains -- Class B..............      (115,604)           --       (30,460)           --
  Net realized gains -- Class C..............       (11,081)           --       (11,467)           --
  Distributions in excess of net realized
   gains -- Class A..........................            --            --        (1,196)           --
  Distributions in excess of net realized
   gains -- Class B..........................            --            --           (24)           --
  Distributions in excess of net realized
   gains -- Class C..........................            --            --            (9)           --
                                               ------------  ------------  ------------  ------------
    Total dividends and distributions to
     shareholders............................   (10,188,103)   (7,593,163)   (3,929,047)   (1,165,294)
                                               ------------  ------------  ------------  ------------
FUND SHARE TRANSACTIONS
  CLASS A
  Net proceeds from sales....................    61,908,256   115,189,954    90,332,759    92,938,735
  Net proceeds from Fund acquisitions (note
   9)........................................            --     8,793,860            --            --
  Reinvestment of dividends and
   distributions.............................     9,385,655     7,044,627     3,405,284     1,050,792
  Cost of shares redeemed....................   (80,014,950)  (42,885,888)  (65,200,453)  (16,545,512)
                                               ------------  ------------  ------------  ------------
    Net increase (decrease) -- Class A.......    (8,721,039)   88,142,553    28,537,590    77,444,015
                                               ------------  ------------  ------------  ------------
  CLASS B
  Net proceeds from sales....................    12,409,864     2,121,588    40,604,196     2,225,538
  Reinvestment of dividends and
   distributions.............................       123,599            --       124,021            --
  Cost of shares redeemed....................      (544,061)      (97,971)   (1,026,439)      (99,998)
                                               ------------  ------------  ------------  ------------
    Net increase -- Class B..................    11,989,402     2,023,617    39,701,778     2,125,540
                                               ------------  ------------  ------------  ------------
  CLASS C
  Net proceeds from sales....................     3,521,667       222,635     6,945,412       315,179
  Reinvestment of dividends and
   distributions.............................        13,020            --        32,567            --
  Cost of shares redeemed....................      (271,901)           --      (254,081)           --
                                               ------------  ------------  ------------  ------------
    Net increase -- Class C..................     3,262,786       222,635     6,723,898       315,179
                                               ------------  ------------  ------------  ------------
  Total net increase (decrease) in net assets
   from fund share transactions..............     6,531,149    90,388,805    74,963,266    79,884,734
                                               ------------  ------------  ------------  ------------
    Total increase (decrease) in net
     assets..................................     8,483,512   104,617,043    84,292,784    89,089,902
NET ASSETS
  Beginning of year..........................   247,555,623   142,938,580   129,652,961    40,563,059
                                               ------------  ------------  ------------  ------------
  End of year (including undistributed net
   investment income (loss) of $1,464,120,
   $549,014; $1,291,867, $2,283,342;
   ($238,336); ($315,524); $127,460, $99,804;
   $0, ($242,693) and $0, $0; respectively...  $256,039,135  $247,555,623  $213,945,745  $129,652,961
                                               ------------  ------------  ------------  ------------
                                               ------------  ------------  ------------  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

     SMALL CAPITALIZATION                                   U.S. GOVERNMENT INCOME
             FUND               GROWTH AND INCOME FUND               FUND             INVESTMENT QUALITY
INCOME
                                                                                                 FUND
    YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,      YEAR ENDED
OCTOBER 31,
  --------------------------  --------------------------  --------------------------  --------------------------
      1994          1993          1994          1993          1994          1993          1994          1993
  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  $   (238,336) $   (271,130) $    966,108  $    633,084  $  8,291,969  $  9,429,304  $  3,846,353  $  2,883,555
     3,366,835     8,302,299     1,768,686     4,437,702    (4,366,839)    4,231,587      (952,880)      376,772
    (3,118,979)    8,854,657      (189,442)   (2,998,170)  (11,007,688)      520,464    (9,068,979)    4,549,804
  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
         9,520    16,885,826     2,545,352     2,072,616    (7,082,558)   14,181,355    (6,175,506)    7,810,131
  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
            --            --      (936,128)     (536,051)   (8,071,564)   (9,762,803)   (3,482,793)   (2,877,023)
            --            --       (41,545)       (1,573)     (196,735)       (3,601)     (244,424)       (5,737)
            --            --        (7,305)         (631)      (39,362)         (769)     (119,136)         (795)
    (8,036,736)   (3,584,330)   (4,079,198)     (245,866)   (2,925,946)   (2,276,286)     (367,910)     (163,898)
      (160,831)           --      (145,217)           --       (38,935)         (956)      (10,112)           --
       (19,543)           --       (18,475)           --        (6,494)         (105)         (637)           --
            --            --      (199,276)           --      (292,913)           --            --            --
            --            --        (7,094)           --        (3,898)           --            --            --
            --            --          (903)           --          (650)           --            --            --
  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
    (8,217,110)   (3,584,330)   (5,435,141)     (784,121)  (11,576,497)  (12,044,520)   (4,225,012)   (3,047,453)
  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

   127,081,752    71,051,819     5,937,491     9,582,299    17,007,814    95,566,875    12,621,718    36,729,933
            --            --            --    16,543,558            --            --            --            --
     7,215,556     3,294,382     5,008,623       741,804     9,588,703    10,124,750     2,758,350     2,116,388
  (111,134,238)  (22,419,670)   (6,040,040)   (7,744,229)  (74,313,512)  (69,938,914)  (20,364,228)  (12,033,169)
  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
    23,163,070    51,926,531     4,906,074    19,123,432   (47,716,995)   35,752,711    (4,984,160)   26,813,152
  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
    15,275,222     1,837,990     2,763,975       319,565     6,748,251     1,386,323     6,440,954     1,582,773
       148,570            --       188,513         1,383       187,137         3,658       185,172         3,747
      (811,203)     (104,955)     (260,750)       (4,377)     (964,994)      (99,835)     (800,932)     (107,360)
  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
    14,612,589     1,733,035     2,691,738       316,571     5,970,394     1,290,146     5,825,194     1,479,160
  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
     3,345,761       233,009       341,819       101,192     1,424,484       140,626     3,141,700       100,200
        18,810            --        26,593           631        46,127           866        93,436           786
      (229,505)           --        (4,696)           --      (289,465)           --      (422,838)           --
  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
     3,135,066       233,009       363,716       101,823     1,181,146       141,492     2,812,298       100,986
  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
    40,910,725    53,892,575     7,961,528    19,541,826   (40,565,455)   37,184,349     3,653,332    28,393,298
  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
    32,703,135    67,194,071     5,071,739    20,830,321   (59,224,510)   39,321,184    (6,747,186)   33,155,976
   106,886,665    39,692,594    28,887,443     8,057,122   190,518,306   151,197,122    62,857,337    29,701,361
  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  $139,589,800  $106,886,665  $ 33,959,182  $ 28,887,443  $131,293,796  $190,518,306  $ 56,110,151  $ 62,857,337
  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

OCTOBER 31, 1994

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Quest for Value Funds are registered under the Investment Company Act of 1940, as diversified, open-end management investment companies. Quest for Value Fund, Inc. ("Quest for Value") is a Maryland Corporation. Opportunity Fund ("Opportunity"), Small Capitalization Fund ("Small Capitalization"), Growth and Income Fund ("Growth and Income"), U.S. Government Income Fund ("U.S. Government") and Investment Quality Income Fund ("Investment Quality") are five of eight funds currently offered in the Quest for Value Family of Funds, a Massachusetts business trust. Quest for Value Advisors (the "Adviser") serves as investment adviser and provides accounting and administrative services to each fund. Quest for Value Distributors (the "Distributor") serves as each fund's distributor. Both the Advisor and Distributor are majority-owned (99%) subsidiaries of Oppenheimer Capital.

    Prior to September 1, 1993, the funds only issued one class of shares which were redesignated Class A shares. Subsequent to that date all funds were authorized to issue Class A, Class B and Class C shares. Shares of each Class represent an identical interest in the investment portfolio of their respective fund and generally have the same rights, but are offered under different sales charge and distribution fee arrangements. Furthermore, Class B shares will automatically convert to Class A shares of the same fund eight years after their respective purchase.

    The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements:

    (A) VALUATION OF INVESTMENTS

    Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securites are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Directors (Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Futures contracts are valued based upon their daily settlement value as of the close of the exchange upon which they trade. OTC options are valued based upon a formula which utilizes the market value of the underlying securities, strike prices and expiration of the options. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by each fund's Board of Directors (Trustees). The ability of issuers of debt securities held by the funds to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

    (B) FEDERAL INCOME TAXES

    It is each fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders; accordingly, no Federal income tax provision is required.

    (C) DEFERRED ORGANIZATION EXPENSES

    In connection with each fund's organization, the following approximate costs were incurred: Opportunity -- $74,000, Small Capitalization -- $72,000, Growth and Income -- $96,000 and Investment Quality -- $62,000. These costs have been deferred and are being amortized to expense on a straight-line basis over sixty months from commencements of each fund's operations.

    (D) SECURITY TRANSACTIONS AND OTHER INCOME

    Security transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or

--------------------------------------------------------------------------------
amortized to interest income over the lives of the respective securities. Net investment income, other than class specific expenses and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets, as defined, of each class.

    (E) DIVIDENDS AND DISTRIBUTIONS

    The following table summarizes each fund's dividend and capital gain declaration policy:

                                      SHORT-TERM    LONG-TERM
                           INCOME      CAPITAL       CAPITAL
                          DIVIDENDS     GAINS         GAINS
                          ---------  ------------  ------------
Quest for Value           annually     annually      annually
Opportunity               annually     annually      annually
Small Capitalization      annually     annually      annually
Growth and Income         quarterly    annually      annually
U.S. Government            daily *    quarterly      annually
Investment Quality         daily *     annually      annually
* paid monthly.

    Each fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains, respectively. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. Accordingly, permanent book-tax differences relating to shareholder distributions have been reclassified to paid-in-surplus. Net investment income(loss), net realized gain(loss) and net assets were not affected by this change.

    During the fiscal year ended October 31, 1994, the Funds adopted Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The following table discloses the cumulative effect of such differences reclassified from undistributed accumulated net investment income(loss) and accumulated undistributed capital gain(loss) on investments to paid-in-surplus:

                           ACCUMULATED    ACCUMULATED
                          UNDISTRIBUTED   UNDISTRIBUTED   PAID
                          NET INVESTMENT  NET REALIZED     IN
                          INCOME (LOSS)   GAIN (LOSS)    SURPLUS
                          --------------  ------------  ---------
Quest for Value             $   22,595     $  (50,380)  $  27,785
Opportunity                         --          4,061      (4,061)
Small Capitalization           315,524          7,934    (323,458)
Growth and Income               46,526       (198,668)    152,142
U.S. Government                258,385        102,016    (360,401)
Investment Quality                  --          3,929      (3,929)

    (F) OPTIONS ACCOUNTING POLICIES

    When a fund writes a call option or a put option, an amount equal to the premium received by the fund is included in the fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If the option expires on its

OCTOBER 31, 1994

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued) stipulated expiration date or if a fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. If a call option which a fund has written is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which a fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the fund purchases upon exercise of the option.

    (G) FUTURES ACCOUNTING POLICIES

    Futures contracts are agreements between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash or U.S. Government securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized appreciation or depreciation. When a contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and reverses any unrealized appreciation or depreciation previously recorded.

    (H) REPURCHASE AGREEMENTS

    U.S. Government enters into repurchase agreements as part of its investment program. The fund's custodian takes possession of collateral pledged by the counterparty. The collateral is marked-to-market daily to ensure that the value, plus accrued interest, is at least equal to the repurchase price. In the event of default by the obligor to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    (I) EXPENSES

    Expenses specifically identifiable to a particular fund or class are borne by that fund or class. Other expenses are allocated to each fund or class based on its net assets in relation to the total net assets of all applicable funds or classes or on another reasonable basis.

2. INVESTMENT ADVISORY FEE, ACCOUNTING SERVICES FEE, DISTRIBUTION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    (a) The investment advisory fee is payable monthly to the Adviser, and is computed as a percentage of each fund's net assets as of the close of business each day at the following annual rates: 1.00% for Quest for Value, Opportunity and Small Capitalization, respectively; .85% for Growth and Income and .60% for U.S. Government and Investment Quality, respectively. For the year ended October 31, 1994, the Adviser voluntarily waived $142,772, $38,486 and $180,934 in investment advisory fees for Growth and Income, U.S. Government and Investment Quality, respectively.

    (b) A portion of the accounting services fee for Opportunity, Small Capitalization, Growth and Income, U.S. Government and Investment Quality is payable monthly to the Adviser. Each fund reimburses the Adviser for a portion of the salaries of officers and employees of Oppenheimer Capital based upon the amount of time such persons spend in providing services to each fund in accordance with the provisions of the Investment Advisory Agreement. For the year ended October 31, 1994, the Adviser received $53,245, $67,578, $68,117, $70,876 and $64,080, respectively.

    (c) The funds have adopted a Plan and Agreement of Distribution (the "Plan") pursuant to which each fund is permitted to compensate the Distributor in connection with the distribution of fund shares. Under the Plan, the

--------------------------------------------------------------------------------
Distributor has entered into agreements with securities dealers and other financial institutions and organizations to obtain various sales-related services in rendering distribution assistance. To compensate the Distributor for the services it and other dealers under the Plan provide and for the expenses they bear under the Plan, the funds pay the Distributor compensation, accrued daily and payable monthly on each fund's average daily net assets for Class A shares at the following annual rates: .25% for Quest for Value, Opportunity and Small Capitalization, respectively; .05% for U.S. Government and .15% for Investment Quality and Growth and Income, respectively. Each fund's Class A shares also pay a service fee at the annual rate of .25%. Compensation for Class B and Class C shares of each fund is at an annual rate of .75% of average daily net assets. Each fund's Class B and Class C shares also pay a service fee at the annual rate of .25%. Distribution and service fees may be paid by the Distributor to broker dealers or others for providing personal service, maintenance of accounts and ongoing sales or shareholder support functions in connection with the distribution of fund shares. While payments under the Plan may not exceed the stated percentage of average daily net assets on an annual basis, the payments are not limited to the amounts actually incurred by the Distributor.

    (d) Total brokerage commissions paid by Quest for Value, Opportunity, Small Capitalization and Growth and Income were $318,014, $189,860, $300,037 and $74,334, respectively, of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $162,914, $94,589, $143,991 and $55,911, respectively, for the year ended October 31, 1994.

    (e) Oppenheimer & Co., Inc. has informed the funds that it received approximately $344,000, $441,000, $353,000, $43,000, $237,000 and $114,000 in
connection with the sale of Class A shares for Quest for Value, Opportunity, Small Capitalization, Growth and Income, U.S. Government and Investment Quality, respectively, for the year ended October 31, 1994.

    The Distributor has informed the funds that it received contingent deferred sales charges on the redemption of Class B and Class C shares of approximately $10,000, $21,000, $10,000, $1,000, $10,000, and $18,000 for Quest for Value,
Opportunity, Small Capitalization, Growth and Income, U.S. Government and Investment Quality, respectively, for the year ended October 31, 1994.

3. PURCHASES AND SALES OF SECURITIES

    For the year ended October 31, 1994, purchases and sales of investment securities, other than short-term securities, were as follows:

              QUEST FOR                    SMALL       GROWTH AND      U.S.      INVESTMENT
                VALUE     OPPORTUNITY  CAPITALIZATION    INCOME     GOVERNMENT     QUALITY
             -----------  -----------  --------------  -----------  -----------  -----------
Purchases    $124,679,001 $96,908,415  $ 101,529,934   $32,706,665  $197,990,061 $26,304,890
Sales        104,609,292  57,124,087      72,829,845   35,060,309   213,763,796   17,448,246

    The following table summarizes activity in written option transactions for Small Capitalization and U.S. Government for the year ended October 31, 1994:

                                                            SMALL CAPITALIZATION      U.S. GOVERNMENT
                                                            --------------------  -----------------------
                                                            CONTRACTS  PREMIUMS   CONTRACTS    PREMIUMS
                                                            ---------  ---------  ---------  ------------
Option contracts written: Outstanding beginning of year          400   $ 38,999         5    $    263,438
Options written                                                  450    113,460        51       3,941,836
Options terminated in closing purchase transactions               --         --       (22)     (1,991,406)
Options exercised                                               (450)  (113,460)       (6)       (245,000)
Options expired                                                 (400)   (38,999)      (26)     (1,826,680)
                                                                                       --
                                                            ---------  ---------             ------------
Options contracts written: Outstanding end of year                 0   $      0         2    $    142,188
                                                                                       --
                                                                                       --
                                                            ---------  ---------             ------------
                                                            ---------  ---------             ------------

OCTOBER 31, 1994

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (continued)

4. FUND SHARE TRANSACTIONS

    The following tables summarize the fund share activity for the two years ended October 31, 1994.

                                                     QUEST FOR VALUE               OPPORTUNITY            SMALL
CAPITALIZATION
                                                -------------------------   -------------------------   -------------------------
                                                 YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,      YEAR ENDED
OCTOBER 31,
                                                -------------------------   -------------------------   -------------------------
                                                   1994          1993          1994          1993          1994          1993
                                                -----------   -----------   -----------   -----------   -----------   -----------
CLASS A
  Issued.....................................     5,077,999     9,558,313     4,781,210     5,232,397     7,804,081     4,355,629
  Fund acquisitions*.........................            --       754,190            --            --            --            --
  Dividends and distributions reinvested.....       797,941       605,158       186,714        60,873       450,409       218,171
  Redeemed...................................    (6,566,112)   (3,516,427)   (3,470,990)     (919,793)   (6,835,042)   (1,357,953)
                                                -----------   -----------   -----------   -----------   -----------   -----------
    Net increase (decrease)..................      (690,172)    7,401,234     1,496,934     4,373,477     1,419,448     3,215,847
                                                -----------   -----------   -----------   -----------   -----------   -----------
CLASS B**
  Issued.....................................     1,020,362       168,973     2,145,988       118,495       936,328       105,179
  Dividends and distributions reinvested.....        10,514            --         6,821            --         9,286            --
  Redeemed...................................       (44,566)       (7,901)      (54,500)       (5,427)      (50,575)       (5,876)
                                                -----------   -----------   -----------   -----------   -----------   -----------
    Net increase.............................       986,310       161,072     2,098,309       113,068       895,039        99,303
                                                -----------   -----------   -----------   -----------   -----------   -----------
CLASS C**
  Issued.....................................       289,679        17,648       367,367        16,726       205,454        13,299
  Dividends and distributions reinvested.....         1,106            --         1,789            --         1,176            --
  Redeemed...................................       (22,509)           --       (13,680)           --       (13,923)           --
                                                -----------   -----------   -----------   -----------   -----------   -----------
    Net increase.............................       268,276        17,648       355,476        16,726       192,707        13,299
                                                -----------   -----------   -----------   -----------   -----------   -----------
      Total net increase.....................       564,414     7,579,954     3,950,719     4,503,271     2,507,194     3,328,449
                                                -----------   -----------   -----------   -----------   -----------   -----------
                                                -----------   -----------   -----------   -----------   -----------   -----------

                                                    GROWTH AND INCOME            U.S. GOVERNMENT           INVESTMENT
QUALITY
                                                -------------------------   -------------------------   -------------------------
                                                 YEAR ENDED OCTOBER 31,      YEAR ENDED OCTOBER 31,      YEAR ENDED
OCTOBER 31,
                                                -------------------------   -------------------------   -------------------------
                                                   1994          1993          1994          1993          1994          1993
                                                -----------   -----------   -----------   -----------   -----------   -----------
Class A
  Issued.....................................       591,037       877,614     1,484,549     7,920,117     1,194,443     3,363,019
  Fund acquisitions*.........................            --     1,549,022            --            --            --            --
  Dividends and distributions reinvested.....       506,743        68,314       839,276       840,464       263,168       192,408
  Redeemed...................................      (600,435)     (709,066)   (6,552,668)   (5,796,668)   (1,940,417)   (1,087,300)
                                                -----------   -----------   -----------   -----------   -----------   -----------
    Net increase (decrease)..................       497,345     1,785,884    (4,228,843)    2,963,913      (482,806)    2,468,127
                                                -----------   -----------   -----------   -----------   -----------   -----------
CLASS B**
  Issued.....................................       269,571        28,678       594,901       114,413       614,495       136,798
  Dividends and distributions reinvested.....        19,104           125        16,698           302        18,150           327
  Redeemed...................................       (26,407)         (386)      (86,599)       (8,244)      (77,488)       (9,339)
                                                -----------   -----------   -----------   -----------   -----------   -----------
    Net increase.............................       262,268        28,417       525,000       106,471       555,157       127,786
                                                -----------   -----------   -----------   -----------   -----------   -----------
CLASS C**
  Issued.....................................        33,894         9,027       123,553        11,593       290,357         8,698
  Dividends and distributions reinvested.....         2,697            57         4,123            72         9,047            68
  Redeemed...................................          (469)           --       (25,877)           --       (41,081)           --
                                                -----------   -----------   -----------   -----------   -----------   -----------
    Net increase.............................        36,122         9,084       101,799        11,665       258,323         8,766
                                                -----------   -----------   -----------   -----------   -----------   -----------
      Total net increase (decrease)..........       795,735     1,823,385    (3,602,044)    3,082,049       330,674     2,604,679
                                                -----------   -----------   -----------   -----------   -----------   -----------
                                                -----------   -----------   -----------   -----------   -----------   -----------

  *See note 9
 **Initial offering September 2, 1993.

--------------------------------------------------------------------------------

5. UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

    At  October   31,  1994,   the   composition  of   unrealized   appreciation
(depreciation) of investment securities and the cost of investments for Federal income tax purposes were as follows:

                           APPRECIATION (DEPRECIATION)     NET       TAX COST
                           -----------  ------------  -----------  ------------
Quest for Value            $34,762,698  $(2,034,414)  $32,728,284  $225,191,866
Opportunity                16,932,676    (2,553,482)   14,379,194   198,907,089
Small Capitalization       11,588,568    (6,208,644)    5,379,924   129,522,331
Growth and Income           1,808,807    (1,464,506)      344,301    32,186,880
U.S. Government                72,722   (14,977,671)  (14,904,949)  145,952,876
Investment Quality            330,434    (4,021,028)   (3,690,594)   58,448,564

6. AUTHORIZED FUND SHARES AND PAR VALUE PER SHARE

                             QUEST                      SMALL         GROWTH       U.S.     INVESTMENT
                           FOR VALUE   OPPORTUNITY  CAPITALIZATION  AND INCOME  GOVERNMENT   QUALITY
                           ----------  -----------  --------------  ----------  ----------  ----------
Authorized fund shares     35,000,000   unlimited     unlimited     unlimited   unlimited   unlimited
Par value per share          $1.00        $.01           $.01          $.01        $.01        $.01

7. DIVIDENDS AND DISTRIBUTIONS

    The following tables summarize the per share dividends and distributions made for the two years ended October 31, 1994:

                             QUEST FOR                         SMALL
                               VALUE        OPPORTUNITY    CAPITALIZATION
                           --------------  --------------  --------------
                             YEAR ENDED      YEAR ENDED      YEAR ENDED
                            OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                           --------------  --------------  --------------
                            1994    1993    1994    1993    1994    1993
                           ------  ------  ------  ------  ------  ------
Net investment income:
  Class A                  $ 0.040 $ 0.047 $ 0.326 $ 0.069     --      --
  Class B*                   0.031     --    0.313     --      --      --
  Class C*                   0.033     --    0.312     --      --      --

Net realized gains:
  Class A                  $ 0.469 $ 0.545 $ 0.219 $ 0.317 $ 1.331 $ 1.137
  Class B*                   0.469     --    0.219     --    1.331     --
  Class C*                   0.469     --    0.219     --    1.331     --

                             GROWTH AND         U.S.         INVESTMENT
                               INCOME        GOVERNMENT       QUALITY
                           --------------  --------------  --------------
                             YEAR ENDED      YEAR ENDED      YEAR ENDED
                            OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                           --------------  --------------  --------------
                            1994    1993    1994    1993    1994    1993
                           ------  ------  ------  ------  ------  ------

Net investment income:
  Class A                  $ 0.319 $ 0.264 $ 0.593 $ 0.676 $ 0.680 $ 0.683
  Class B*                   0.265   0.070   0.510   0.076   0.609   0.081
  Class C*                   0.261   0.070   0.509   0.082   0.608   0.092

Net realized gains:
  Class A                  $ 1.669 $ 0.333 $ 0.213 $ 0.155 $ 0.069 $ 0.056
  Class B*                   1.669     --    0.213   0.009   0.069     --
  Class C*                   1.669     --    0.213   0.009   0.069     --


 *Initial offering September 2, 1993.

OCTOBER 31, 1994

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (continued)

8. FINANCIAL INSTRUMENTS AND ASSOCIATED RISKS

    At October 31, 1994, U.S. Government had written options outstanding. Written options have elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The fund, as a writer of an option, has no control over whether the option is exercised. The underlying security may be sold and, as a result, the fund bears the market risk of an unfavorable change in the price of the security underlying the written option.

9. FUND ACQUISITIONS

    On December 21, 1992, Growth and Income acquired, in a tax free reorganization, the net assets of the Unified Income Fund and Unified Mutual Shares Fund in exchange for 289,151 and 1,259,871 shares, respectively. At that date, net assets for the Unified Income Fund and Unified Mutual Shares Fund amounted to $3,088,136 and $13,455,422, respectively, which included $211,357 and $2,822,919, respectively, in unrealized appreciation. These assets were combined with the net assets of Growth and Income which were $7,881,811, immediately prior to reorganization. Expenses incurred in connection with this acquisition approximated $34,000 which include legal costs and independent accountants' fees. Growth and Income also received $1,168,033 in capital loss carryovers which can be used as a reduction against future net capital gains. These carryovers are limited by Section 382 of the Internal Revenue Code to $188,067 annually as a result of the reorganization.

    On December 28, 1992, Quest for Value acquired the net assets of the Unified Growth Fund in exchange for 754,190 shares. At that date, net assets for Unified Growth Fund amounted to $8,793,860, which included $486,279 in unrealized appreciation. These assets were combined with the assets of Quest for Value which were $157,183,979, immediately prior to reorganization. Expenses incurred in connection with the acquisition approximated $17,000 which include legal costs and independent auditors' fees. Quest for Value also received and used $82,350 in capital loss carryovers to be used as a reduction against future net capital gains realized before the fiscal year ended 2000.

10. NET CAPITAL LOSS CARRYOVER

    For the fiscal year ended October 31, 1994, Growth and Income will utilize $188,067 of net capital loss carryovers. Growth and Income has net capital loss carryovers of $791,899 of which $558,150, $177,811 and $55,938 will be available through the fiscal years ending 1995, 1996 and 2000, respectively, to offset net capital gains, to the extent provided by regulations. However, due to the reorganization described in Note 9, the loss carryovers are further limited by IRC Section 382 to $188,067 annually. To the extent that the capital loss carryovers are used to offset net capital gains, it is probable that the gains so offset will not be distributed to shareholders. Also, at October 31, 1994, Investment Quality had a net capital loss carryover of $952,880 available as a reduction against future net capital gains realized before the end of fiscal 2002 to the extent provided by regulations.

11. SUBSEQUENT EVENTS

    On December 5, 1994, the following funds declared net realized short-term and long-term capital gain distributions, payable December 5, 1994 to shareholders of record on the opening of business December 5, 1994 at the following rates per share, per class:

                          SHORT-TERM GAIN  LONG-TERM GAIN
                          ---------------  ---------------
Quest for Value              $  0.0924        $  0.7355
Opportunity                     0.2077           0.4058
Small Capitalization            0.3195           0.0959
Growth and Income               0.2351           0.1864
U.S. Government                     --           0.0126

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        INCOME FROM
                                                   INVESTMENT OPERATIONS                       DIVIDENDS AND DISTRIBUTIONS
                                          ----------------------------------------             ---------------------------
                                                                                     Dividends to   Distributions to
                              Net Asset      Net        Net Realized                 Shareholders     Shareholders
                               Value,     Investment   and Unrealized   Total from     from Net         from Net           Total
                              Beginning     Income     Gain (Loss) on   Investment    Investment    Realized Gain on   Dividends and
                              of Period     (Loss)      Investments     Operations      Income        Investments      Distributions
QUEST FOR VALUE FUND, INC.
Class A,
 YEAR ENDED OCTOBER 31,
  1994                        $   12.51     $    0.09      $    0.50      $    0.59     $   (0.04)       $   (0.47)       $   (0.51)
  1993                            11.71          0.05           1.34           1.39         (0.05)           (0.54)           (0.59)
  1992                            10.61          0.04           1.77           1.81         (0.07)           (0.64)           (0.71)
  1991                             7.84          0.09           2.84           2.93         (0.16)           --               (0.16)
  1990(2)                          9.85          0.18          (1.38)         (1.20)        (0.26)           (0.55)           (0.81)
Class B,
 YEAR ENDED OCTOBER 31, 1994      12.51          0.02           0.50           0.52         (0.03)           (0.47)
(0.50)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993             12.66(3)      (0.01)         (0.14)         (0.15)        --               --               --
Class C,
 YEAR ENDED OCTOBER 31, 1994      12.50          0.01           0.51           0.52         (0.03)           (0.47)
(0.50)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993             12.66(3)      (0.01)         (0.15)        (0.16)        --               --               --

                                                                                   RATIOS
                                                                   ---------------------------------------
                                                                   Ratio of Net   Ratio of Net
                              Net Asset               Net Assets    Operating      Investment
                               Value,                   End of       Expenses     Income (Loss)   Portfolio
                               End of       Total       Period      to Average     to Average     Turnover
                               Period      Return*     (000's)      Net Assets     Net Assets       Rate
QUEST FOR VALUE FUND, INC.
Class A,
 YEAR ENDED OCTOBER 31,
  1994                         $   12.59        5.01%  $ 238,085        1.71%(1)       0.72%(1)      49%
  1993                             12.51       12.27%    245,320        1.75%          0.40%         27%
  1992                             11.71       18.45%    142,939        1.75%          0.53%         41%
  1991                             10.61       37.94%     79,914        1.83%          1.06%         48%
  1990(2)                           7.84      (13.43%)    49,740        1.82%          1.71%         51%
Class B,
 YEAR ENDED OCTOBER 31, 1994       12.53        4.43%     14,373        2.24%(1)       0.14%(1)      49%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993              12.51       (1.19%)     2,015        2.27%(5)      (1.19%)(5)     27%
Class C,
 YEAR ENDED OCTOBER 31, 1994       12.52        4.45%      3,581        2.28%(1)       0.09%(1)      49%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993              12.50       (1.26%)       221        2.27%(5)      (0.90%)(5)     27%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1994, FOR CLASSES A, B, AND C WERE $237,922,657, $8,341,111, AND $1,724,870, RESPECTIVELY.
(2) SHARE AND PER SHARE DATA HAVE BEEN RETROACTIVELY RESTATED TO REFLECT A 200% STOCK DIVIDEND AS OF JULY 1, 1991.
(3) OFFERING PRICE.
(4) INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(5) ANNUALIZED.

OPPORTUNITY FUND

Class A,
 YEAR ENDED OCTOBER 31,
  1994                        $   18.71     $    0.18      $    1.35      $    1.53     $   (0.33)       $   (0.22)       $   (0.55)
  1993                            16.73          0.35           2.02           2.37         (0.07)           (0.32)           (0.39)
  1992                            14.29          0.09           2.93           3.02         (0.03)           (0.55)           (0.58)
  1991                             9.74          0.03           4.78           4.81         (0.23)           (0.03)           (0.26)
  1990                            11.59          0.25          (1.64)         (1.39)        (0.22)           (0.24)           (0.46)
Class B,
 YEAR ENDED OCTOBER 31, 1994      18.70          0.08           1.34           1.42         (0.31)           (0.22)
(0.53)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993             18.73(3)       0.02          (0.05)         (0.03)        --               --               --
Class C,
 YEAR ENDED OCTOBER 31, 1994      18.70          0.08           1.33           1.41         (0.31)           (0.22)
(0.53)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993             18.73(3)       0.02          (0.05)         (0.03)        --               --               --

Class A,
 YEAR ENDED OCTOBER 31,
  1994                         $   19.69        8.41%  $ 163,340        1.78%(1)       0.96%(1)      42%
  1993                             18.71       14.34%    127,225        1.83%          2.69%         24%
  1992                             16.73       21.93%     40,563        2.27%          0.72%         32%
  1991                             14.29       50.44%      8,446        2.35%(2)       0.30%(2)      88%
  1990                              9.74      (12.62%)     4,570        2.00%(2)       2.30%(2)     206%
Class B,
 YEAR ENDED OCTOBER 31, 1994       19.59        7.84%     43,317        2.34%(1)       0.43%(1)      42%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993              18.70       (0.16%)     2,115        2.52%(5)       1.32%(5)      24%
Class C,
 YEAR ENDED OCTOBER 31, 1994       19.58        7.78%      7,289        2.35%(1)       0.43%(1)      42%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993              18.70       (0.16%)       313        2.52%(5)       1.13%(5)      24%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1994, FOR CLASSES A, B, AND C WERE $136,623,124, $16,215,716, AND $2,708,865, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED ITS FEES AND REIMBURSED THE FUND FOR A PORTION OF ITS OPERATING EXPENSES. IF SUCH WAIVERS AND REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 3.33% AND (0.68%), RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1991 AND 3.69% AND 0.61%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1990.
(3) OFFERING PRICE.
(4) INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(5) ANNUALIZED.
------------------------------
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, BUT DOES NOT REFLECT DEDUCTIONS FOR SALES CHARGES. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD--CONTINUED)

                                                        INCOME FROM
                                                   INVESTMENT OPERATIONS                       DIVIDENDS AND DISTRIBUTIONS
                                          ----------------------------------------             ---------------------------
                                                                                     Dividends to   Distributions to
                              Net Asset      Net        Net Realized                 Shareholders     Shareholders
                               Value,     Investment   and Unrealized   Total from     from Net         from Net           Total
                              Beginning     Income     Gain (Loss) on   Investment    Investment    Realized Gain on   Dividends and
                              of Period     (Loss)      Investments     Operations      Income        Investments      Distributions

SMALL CAPITALIZATION FUND
Class A,
 YEAR ENDED OCTOBER 31,
  1994                        $   17.68     $   (0.03)     $    0.01      $   (0.02)    $   --           $   (1.33)       $   (1.33)
  1993                            14.60         (0.04)          4.26           4.22         --               (1.14)           (1.14)
  1992                            13.52          0.00           1.50           1.50         --               (0.42)           (0.42)
  1991                             8.80         (0.05)          4.85           4.80         (0.08)           --               (0.08)
  1990                            10.91          0.07          (2.04)         (1.97)        (0.08)           (0.06)           (0.14)
Class B,
 YEAR ENDED OCTOBER 31, 1994      17.66         (0.11)          0.02          (0.09)        --               (1.33)           (1.33)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993             17.19(3)      (0.02)          0.49           0.47         --               --               --
Class C,
 YEAR ENDED OCTOBER 31, 1994      17.67         (0.13)          0.02          (0.11)        --               (1.33)           (1.33)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993             17.19(3)      (0.02)          0.50           0.48         --               --               --

                                                                                   RATIOS
                                                                   ---------------------------------------
                                                                   Ratio of Net   Ratio of Net
                              Net Asset               Net Assets    Operating      Investment
                               Value,                   End of       Expenses     Income (Loss)   Portfolio
                               End of       Total       Period      to Average     to Average     Turnover
                               Period      Return*     (000's)      Net Assets     Net Assets       Rate
SMALL CAPITALIZATION FUND
Class A,
 YEAR ENDED OCTOBER 31,
  1994                         $   16.33        0.04%  $ 120,102        1.88%(1)      (0.14%)(1)     67%
  1993                             17.68       30.21%    104,898        1.89%         (0.36%)        74%
  1992                             14.60       11.60%     39,693        2.11%         (0.04%)        95%
  1991                             13.52       55.01%     20,686        2.25%(2)      (0.41%)(2)    103%
  1990                              8.80      (18.33%)     1,880        2.00%(2)       0.71% (2)     18%
Class B,
 YEAR ENDED OCTOBER 31, 1994       16.24       (0.39%)    16,144        2.48%(1)      (0.70%)(1)     67%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993              17.66        2.73%      1,754        2.57%(5)      (1.15%)(5)     74%
Class C,
 YEAR ENDED OCTOBER 31, 1994       16.23       (0.51%)     3,344        2.59%(1)      (0.81%)(1)     67%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993              17.67        2.79%        235        2.57%(5)      (1.20%)(5)     74%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1994, FOR CLASSES A, B, AND C WERE $115,276,454, $9,400,776, AND $1,380,547, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED ITS FEES AND REIMBURSED THE FUND FOR A PORTION OF ITS OPERATING EXPENSES. IF SUCH WAIVERS AND REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 3.27% AND (1.43%), RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1991 AND 5.82% AND (3.11%), RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1990.
(3) OFFERING PRICE.
(4) INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(5) ANNUALIZED.

GROWTH AND INCOME FUND

Class A,
 YEAR ENDED OCTOBER 31,
  1994                        $   11.24     $    0.32      $    0.55      $    0.87     $   (0.32)       $   (1.70)       $   (2.02)
  1993                            10.80          0.30           0.73           1.03         (0.26)           (0.33)           (0.59)
 NOVEMBER 4, 1991 (3)
  TO OCTOBER 31, 1992             10.00(4)       0.28           0.80           1.08         (0.28)           --               (0.28)
Class B,
 YEAR ENDED OCTOBER 31, 1994      11.23          0.25           0.56           0.81         (0.27)           (1.70)
(1.97)
 SEPTEMBER 2, 1993 (5)
  TO OCTOBER 31, 1993             11.21(4)       0.04           0.05           0.09         (0.07)           --               (0.07)
Class C,
 YEAR ENDED OCTOBER 31, 1994      11.23          0.24           0.56           0.80         (0.26)           (1.70)
(1.96)
 SEPTEMBER 2, 1993 (5)
  TO OCTOBER 31, 1993             11.21(4)       0.04           0.05           0.09         (0.07)           --               (0.07)

Class A,
 YEAR ENDED OCTOBER 31,
  1994                         $   10.09        8.64%  $  30,576        1.86%(1,2)      3.16%(1,2)   113%
  1993                             11.24        9.93%     28,466        1.90%(2)        2.66%(2)     192%
 NOVEMBER 4, 1991 (3)
  TO OCTOBER 31, 1992              10.80       10.84%      8,057        2.23%(2,6)      2.73%(2,6)    77%
Class B,
 YEAR ENDED OCTOBER 31, 1994       10.07        7.96%      2,928        2.47%(1,2)      2.53%(1,2)   113%
 SEPTEMBER 2, 1993 (5)
  TO OCTOBER 31, 1993              11.23        0.81%        319        2.49%(2,6)      1.83%(2,6)   192%
Class C,
 YEAR ENDED OCTOBER 31, 1994       10.07        7.91%        455        2.62%(1,2)      2.39%(1,2)   113%
 SEPTEMBER 2, 1993 (5)
  TO OCTOBER 31, 1993              11.23        0.81%        102        2.49%(2,6)      2.18%(2,6)   192%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1994, FOR CLASSES A, B, AND C WERE $29,112,348, $1,585,755, AND $298,294, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED A PORTION OF ITS FEE. IF SUCH WAIVER HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR CLASS A WOULD HAVE BEEN 2.32% AND 2.70%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1994, 2.18% AND 2.38%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1993 AND 2.98% AND 1.98%, ANNUALIZED, RESPECTIVELY, FOR THE PERIOD NOVEMBER 4, 1991 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1992. THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.93% AND 2.07%, RESPECTIVELY, FOR CLASS B AND 3.10% AND 1.91%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1994 AND 2.88% AND 1.44%, ANNUALIZED, RESPECTIVELY, FOR CLASS B AND 2.87% AND 1.80%, ANNUALIZED, RESPECTIVELY, FOR CLASS C, FOR THE PERIOD SEPTEMBER 2, 1993 (INITIAL OFFERING) TO OCTOBER 31, 1993.
(3) COMMENCEMENT OF OPERATIONS.
(4) OFFERING PRICE.
(5) INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(6) ANNUALIZED.
------------------------------
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, BUT DOES NOT REFLECT DEDUCTIONS FOR SALES CHARGES. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

--------------------------------------------------------------------------------

                                                        INCOME FROM
                                                   INVESTMENT OPERATIONS                       DIVIDENDS AND DISTRIBUTIONS
                                          ----------------------------------------             ---------------------------
                                                                                     Dividends to   Distributions to
                              Net Asset      Net        Net Realized                 Shareholders     Shareholders
                               Value,     Investment   and Unrealized   Total from     from Net         from Net           Total
                              Beginning     Income     Gain (Loss) on   Investment    Investment    Realized Gain on   Dividends and
                              of Period     (Loss)      Investments     Operations      Income        Investments      Distributions
U.S. GOVERNMENT INCOME FUND
Class A,
 YEAR ENDED OCTOBER 31,
  1994                        $   12.08     $    0.59      $   (1.08)     $   (0.49)    $   (0.59)       $   (0.21)       $   (0.80)
  1993                            11.92          0.65           0.35           1.00         (0.68)           (0.16)           (0.84)
  1992                            11.80          0.74           0.18           0.92         (0.74)           (0.06)           (0.80)
  1991                            11.35          0.85           0.61           1.46         (0.86)           (0.15)           (1.01)
  1990                            11.50          0.93          (0.06)          0.87         (0.93)           (0.09)           (1.02)
Class B,
 YEAR ENDED OCTOBER 31, 1994      12.08          0.51          (1.08)         (0.57)        (0.51)           (0.21)
(0.72)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993             12.13(3)       0.08          (0.04)          0.04         (0.08)           (0.01)           (0.09)
Class C,
 YEAR ENDED OCTOBER 31, 1994      12.08          0.51          (1.08)         (0.57)        (0.51)           (0.21)
(0.72)
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993             12.13(3)       0.08          (0.04)          0.04         (0.08)           (0.01)           (0.09)

                                                                                   RATIOS
                                                                   ---------------------------------------
                                                                   Ratio of Net   Ratio of Net
                              Net Asset               Net Assets    Operating      Investment
                               Value,                   End of       Expenses     Income (Loss)   Portfolio
                               End of       Total       Period      to Average     to Average     Turnover
                               Period      Return*     (000's)      Net Assets     Net Assets       Rate
U.S. GOVERNMENT INCOME FUND
Class A,
 YEAR ENDED OCTOBER 31,
  1994                         $   10.79       (4.15%)  $123,257        1.20%(1,2)     5.19%(1,2)   126%
  1993                             12.08        8.55%    189,091        1.15%(2)       5.33%(2)     315%
  1992                             11.92        7.98%    151,197        1.15%(2)       6.26%(2)     207%
  1991                             11.80       13.40%     82,400        1.15%(2)       7.24%(2)     309%
  1990                             11.35        7.98%     52,742        1.15%(2)       8.21%(2)     101%
Class B,
 YEAR ENDED OCTOBER 31, 1994       10.79       (4.84%)     6,813        1.92%(1,2)     4.53%(1,2)   126%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993              12.08        0.29%      1,286        1.85%(2,5)     3.07%(2,5)   315%
Class C,
 YEAR ENDED OCTOBER 31, 1994       10.79       (4.84%)     1,224        1.94%(1,2)     4.57%(1,2)   126%
 SEPTEMBER 2, 1993 (4)
  TO OCTOBER 31, 1993              12.08        0.34%        141        1.85%(2,5)     3.89%(2,5)   315%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1994, FOR CLASSES A, B, AND C WERE $155,279,927, $4,348,538, AND $861,570, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED A PORTION OF ITS FEES. IF SUCH WAIVERS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR CLASS A WOULD HAVE BEEN 1.23% AND 5.16%, RESEPCTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1994, 1.20% AND 5.28%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1993, 1.17% AND 6.24%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1992, 1.46% AND 6.93%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1991 AND 1.44% AND 7.92%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1990. THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.93% AND 4.52%, RESPECTIVELY, FOR CLASS B AND 1.95% AND 4.56%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1994 AND 1.96% AND 2.96%, ANNUALIZED, RESPECTIVELY, FOR CLASS B AND 1.96% AND 3.78%, ANNUALIZED, RESPECTIVELY, FOR CLASS C, FOR THE PERIOD SEPTEMBER 2, 1993 (INITIAL OFFERING) TO OCTOBER 31, 1993.
(3) OFFERING PRICE.
(4) INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(5) ANNUALIZED.

INVESTMENT QUALITY INCOME FUND

Class A,
 YEAR ENDED OCTOBER 31,
  1994                        $   11.49     $    0.68      $   (1.75)     $   (1.07)    $   (0.68)       $   (0.07)       $   (0.75)
  1993                            10.36          0.68           1.19           1.87         (0.68)           (0.06)           (0.74)
  1992                            10.06          0.80           0.30           1.10         (0.80)           --               (0.80)
 DECEMBER 18, 1990 (3)
  TO OCTOBER 31, 1991             10.00(4)       0.71           0.06           0.77         (0.71)           --               (0.71)
Class B,
 YEAR ENDED OCTOBER 31, 1994      11.49          0.61          (1.75)         (1.14)        (0.61)           (0.07)
(0.68)
 SEPTEMBER 2, 1993 (5)
  TO OCTOBER 31, 1993             11.52(4)       0.08          (0.03)          0.05         (0.08)           --               (0.08)
Class C,
 YEAR ENDED OCTOBER 31, 1994      11.49          0.61          (1.75)         (1.14)        (0.61)           (0.07)
(0.68)
 SEPTEMBER 2, 1993 (5)
  TO OCTOBER 31, 1993             11.52(4)       0.09          (0.03)          0.06         (0.09)           --               (0.09)

Class A,
 YEAR ENDED OCTOBER 31,
  1994                         $    9.67       (9.61%)  $ 46,922        1.29%(1,2)     6.47%(1,2)    33%
  1993                             11.49       18.64%     61,288        1.20%(2)       6.07%(2)      12%
  1992                             10.36       11.21%     29,701        0.95%(2)       7.62%(2)      18%
 DECEMBER 18, 1990 (3)
  TO OCTOBER 31, 1991              10.06        8.11%     17,235        0.82%(2,6)      8.25%(2,6)    19%
Class B,
 YEAR ENDED OCTOBER 31, 1994        9.67      (10.22%)     6,605        1.92%(1,2)      5.85%(1,2)    33%
 SEPTEMBER 2, 1993 (5)
  TO OCTOBER 31, 1993              11.49        0.45%      1,468        1.84%(2,6)      3.68%(2,6)    12%
Class C,
 YEAR ENDED OCTOBER 31, 1994        9.67      (10.23%)     2,583        1.90%(1,2)      6.01%(1,2)    33%
 SEPTEMBER 2, 1993 (5)
  TO OCTOBER 31, 1993              11.49        0.55%        101        1.84%(2,6)      4.83%(2,6)    12%

(1) AVERAGE NET ASSETS FOR THE YEAR ENDED OCTOBER 31, 1994, FOR CLASSES A, B, AND C WERE $53,805,286, $4,176,936, AND $1,983,143, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED ALL OR A PORTION OF ITS FEES AND REIMBURSED THE FUND FOR A PORTION OF ITS OPERATING EXPENSES. IF SUCH WAIVERS AND REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR CLASS A WOULD HAVE BEEN 1.59% AND 6.17%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1994, 1.50% AND 5.77%, RESEPCTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1993, 1.72% AND 6.85%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1992, AND 2.11% AND 6.96%, ANNUALIZED, RESPECTIVELY, FOR THE PERIOD DECEMBER 18, 1990 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1991. THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.23% AND 5.54%, RESPECTIVELY, FOR CLASS B AND 2.21% AND 5.70%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1994 AND 2.07% AND 3.45%, ANNUALIZED, RESPECTIVELY, FOR CLASS B AND 2.06% AND 4.61%, ANNUALIZED, RESPECTIVELY, FOR CLASS C FOR THE PERIOD SEPTEMBER 2, 1993 (INITIAL OFFERING) TO OCTOBER 31, 1993.
(3) COMMENCEMENT OF OPERATIONS.
(4) OFFERING PRICE.
(5) INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(6) ANNUALIZED.
------------------------------
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, BUT DOES NOT REFLECT DEDUCTIONS FOR SALES CHARGES. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

                                      A-23

APRIL 30, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED)

QUEST FOR VALUE FUND, INC.

------------------------------------------------------
PRINCIPAL
AMOUNT                                              VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 12.9%
AUTOMOTIVE -- 0.7%
             Ford Motor Credit Co.
$ 1,300,000  5.98%, 5/01/95                  $  1,300,000
    578,000  5.98%, 5/15/95                       576,656
                                             ------------
                                                1,876,656
                                             ------------
BANKING -- 4.6%
 13,000,000  Norwest Financial, Inc.
             5.94%, 5/30/95                    12,937,795
                                             ------------
COMPUTERS -- 0.5%
             IBM Credit Corp.
    800,000  5.95%, 5/30/95                       796,165
    700,000  5.99%, 5/08/95                       699,185
                                             ------------
                                                1,495,350
                                             ------------
INSURANCE -- 2.1%
  6,000,000  Prudential Funding Corp.
             5.98%, 5/08/95                     5,993,023
                                             ------------
MACHINERY & ENGINEERING -- 1.3%
  3,800,000  Deere (John) Capital Corp.
             5.94%, 5/30/95                     3,781,817
                                             ------------
MISCELLANEOUS FINANCIAL SERVICES -- 2.9%
  4,800,000  Commercial Credit Co. (A)
             5.85%, 5/09/95                     4,794,447
             Household Finance Corp.
    487,000  5.97%, 5/15/95                       485,869
  3,000,000  5.97%, 5/22/95                     2,989,553
                                             ------------
                                                8,269,869
                                             ------------
OIL/GAS -- 0.8%
  2,100,000  Chevron Oil Finance Co.
             5.97%, 5/01/95                     2,100,000
                                             ------------
Total Short-Term Corporate Notes
 (cost -- $36,454,510)                       $ 36,454,510
                                             ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                              VALUE
------------------------------------------------------

CONVERTIBLE CORPORATE BONDS -- 0.8%
REAL ESTATE
$ 2,314,448  Security Capital Realty, Inc. (B)
             12.00%, 6/30/14
             (cost -- $2,181,786)            $  2,314,448
                                             ------------
------------------------------------------------------
SHARES                                              VALUE
------------------------------------------------------
COMMON STOCKS -- 86.2%
AEROSPACE -- 8.7%
    215,000  AlliedSignal, Inc.              $  8,519,375
    177,000  McDonnell Douglas Corp.           10,974,000
     90,000  Sundstrand Corp.                   4,995,000
                                             ------------
                                               24,488,375
                                             ------------
APPAREL -- 2.3%
    372,600  Warnaco Group, Inc. (Class A)*     6,380,775
                                             ------------
BANKING -- 2.7%
    196,215  Mellon Bank Corp.                  7,701,439
                                             ------------
CHEMICALS -- 3.3%
     81,000  Hercules, Inc.                     4,039,875
     64,000  Monsanto Co.                       5,328,000
                                             ------------
                                                9,367,875
                                             ------------
CONGLOMERATES -- 1.8%
     90,200  General Electric Co.               5,051,200
                                             ------------
CONTAINERS -- 1.4%
     90,700  Temple-Inland, Inc.                3,990,800
                                             ------------
COSMETICS/TOILETRIES -- 1.5%
     67,800  Avon Products, Inc.                4,288,350
                                             ------------
DRUGS & MEDICAL PRODUCTS -- 4.6%
    163,000  Becton, Dickinson & Co.            9,087,250
     48,000  Warner-Lambert Co.                 3,828,000
                                             ------------
                                               12,915,250
                                             ------------
ELECTRONICS -- 6.4%
    177,000  Arrow Electronics, Inc.*           8,230,500
     97,000  Intel Corp.                        9,930,375
                                             ------------
                                               18,160,875
                                             ------------
HOUSEHOLD PRODUCTS -- 0.9%
     52,100  Premark International, Inc.        2,513,825
                                             ------------

* Non-income producing security.

--------------------------------------------------------------------------------

------------------------------------------------------
SHARES                                              VALUE
------------------------------------------------------
INSURANCE -- 16.9%
     66,000  American International Group,
               Inc.                          $  7,045,500
    434,200  EXEL Ltd.                         19,756,100
     30,000  General Reinsurance Corp.          3,821,250
    212,000  Progressive Corp., Ohio            8,003,000
    101,000  Transamerica Corp.                 5,719,125
     76,000  UNUM Corp.                         3,258,500
                                             ------------
                                               47,603,475
                                             ------------
MACHINERY & ENGINEERING -- 1.4%
    160,000  Case Corp.                         4,060,000
                                             ------------
METALS/MINING -- 2.5%
      8,518  Freeport McMoRan, Copper &
               Gold (Class A)                     177,813
    398,000  Freeport McMoRan, Inc.             7,014,750
                                             ------------
                                                7,192,563
                                             ------------
MISCELLANEOUS FINANCIAL SERVICES -- 11.4%
    200,000  American Express Co.               6,950,000
    110,000  Citicorp                           5,101,250
    270,000  Countrywide Credit Industries,
               Inc.                             4,961,250
    152,000  Federal Home Loan Mortgage
               Corp.                            9,918,000
     50,200  John Alden Financial Corp.           909,875
     60,000  Morgan Stanley Group, Inc.         4,170,000
                                             ------------
                                               32,010,375
                                             ------------
REAL ESTATE -- 1.0%
      3,050  Security Capital Realty, Inc.
               (B)                              2,689,844
                                             ------------
RETAIL -- 10.5%
    210,000  J.C. Penney Co.                    9,187,500
    348,000  May Department Stores Co.         12,615,000
    175,000  Mercantile Stores Co., Inc.        7,743,750
                                             ------------
                                               29,546,250
                                             ------------
TELECOMMUNICATIONS -- 1.7%
        344  Bell Atlantic Corp.                   18,877
    145,200  Sprint Corp.                       4,791,600
                                             ------------
                                                4,810,477
                                             ------------
TEXTILES -- 1.4%
    300,000  Shaw Industries, Inc.           $  3,937,500
                                             ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 3.2%
    116,000  Dole Food Co.                      3,465,500
    200,000  Sara Lee Corp.                     5,575,000
                                             ------------
                                                9,040,500
                                             ------------

------------------------------------------------------
SHARES                                              VALUE
------------------------------------------------------
TOYS/GAMES/HOBBY -- 2.6%
    232,000  Hasbro, Inc.                       7,366,000
                                             ------------
                        Total Common Stocks
                     (cost -- $193,143,927)  $243,115,748
                                             ------------

Total Investments
  (cost -- $231,780,223)            99.9 %  $ 281,884,706

Other Assets in Excess of
  Other Liabilities                  0.1          116,210
                                ---------   -------------
TOTAL NET ASSETS                   100.0 %  $ 282,000,916
                                ---------   -------------
                                ---------   -------------

OPPORTUNITY FUND
------------------------------------------------------
PRINCIPAL
AMOUNT                                              VALUE
------------------------------------------------------
U.S. GOVERNMENT AGENCY -- 1.1%
$ 4,020,000  Federal Home Loan Bank
               5.93%, 5/01/95
               (cost -- $4,020,000)          $  4,020,000
                                             ------------
SHORT-TERM CORPORATE NOTES -- 13.8%
AUTOMOTIVE -- 0.4%
$ 1,260,000  Ford Motor Credit Co.
               5.96%, 5/01/95                $  1,260,000
                                             ------------
BANKING -- 1.1%
             Norwest Financial, Inc.
  3,630,000    5.96%, 5/22/95                   3,617,380
    362,000    5.98%, 5/01/95                     362,000
                                             ------------
                                                3,979,380
                                             ------------

* Non-income producing security.

(A) Security is segregated as collateral for pending purchase of Security Capital Realty, Inc.

(B) Restricted Securities (the Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities):

                        DATE OF                                      VALUATION AS OF
DESCRIPTION           ACQUISITION   PAR AMOUNT  SHARES   UNIT COST   APRIL 30, 1995

---------------------------------------------------------------------------
Security Capital
  Realty, Inc.
  12.00%, 6/30/14         9/15/94   $2,314,448     --      $ 94           $100
Security Capital
  Realty, Inc.
  Common Stock            9/15/94           --  3,050       926            882

APRIL 30, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)

OPPORTUNITY FUND (CONT'D)

------------------------------------------------------
PRINCIPAL
AMOUNT                                               VALUE
------------------------------------------------------
COMPUTERS -- 0.1%
 $   445,000  IBM Credit Corp.
                5.99%, 5/08/95                $    444,482
                                              ------------
INSURANCE -- 2.3%
              Prudential Funding Corp.
     970,000    5.97%, 5/01/95                     970,000
   7,027,000    5.98%, 5/08/95                   7,018,829
                                              ------------
                                                 7,988,829
                                              ------------
MACHINERY & ENGINEERING -- 0.4%
   1,465,000  Deere (John) Capital Corp.
                5.92%, 5/22/95                   1,459,941
                                              ------------
MISCELLANEOUS FINANCIAL SERVICES -- 8.4%
   4,140,000  Beneficial Corp.
                5.95%, 5/08/95                   4,135,211
  13,690,000  Commercial Credit Co.
                5.95%, 5/08/95                  13,674,161
  11,915,000  Household Finance Corp.
                5.97%, 5/15/95                  11,887,337
                                              ------------
                                                29,696,709
                                              ------------
OIL/GAS -- 1.1%
     990,000  Chevron Oil Finance Co.
                5.97%, 5/01/95                     990,000
   2,960,000  Texaco, Inc.
                5.96%, 5/22/95                   2,949,709
                                              ------------
                                                 3,939,709
                                              ------------
Total Short-Term Corporate Notes
 (cost -- $48,769,050)                        $ 48,769,050
                                              ------------
U.S. TREASURY NOTES -- 0.9%
 $ 1,000,000    7.50%, 11/15/01               $  1,027,810
   1,000,000    7.50%, 5/15/02                   1,030,160
     550,000    7.875%, 4/15/98                    566,588
     550,000    7.875%, 8/15/01                    575,867
                                              ------------
Total U.S. Treasury Notes
 (cost -- $3,146,446)                         $  3,200,425
                                              ------------

------------------------------------------------------
SHARES                                               VALUE
------------------------------------------------------
COMMON STOCKS -- 84.1%
AEROSPACE -- 9.6%
     400,000  McDonnell Douglas Corp.         $ 24,800,000
     120,000  Northrop Grumman Corp.             5,955,000
      60,000  Sundstrand Corp.                   3,330,000
                                              ------------
                                                34,085,000
                                              ------------
------------------------------------------------------
SHARES                                               VALUE
------------------------------------------------------
BANKING -- 16.0%
     500,000  Citicorp                        $ 23,187,500
      34,000  First Empire State Corp.           5,457,000
     420,000  Mellon Bank Corp.                 16,485,000
      70,000  Wells Fargo & Co.                 11,611,250
                                              ------------
                                                56,740,750
                                              ------------
CASINOS/GAMING -- 1.1%
     100,000  Promus Companies, Inc.*            3,850,000
                                              ------------
CHEMICALS -- 3.2%
     225,000  Hercules, Inc.                    11,221,875
                                              ------------
CONSUMER PRODUCTS -- 2.6%
     300,000  Reebok International Ltd.          9,375,000
                                              ------------
COSMETICS/TOILETRIES -- 1.1%
      60,000  Avon Products, Inc.                3,795,000
                                              ------------
DRUGS & MEDICAL PRODUCTS -- 3.3%
     105,000  Becton, Dickinson & Co.            5,853,750
      75,000  Warner-Lambert Co.                 5,981,250
                                              ------------
                                                11,835,000
                                              ------------
ELECTRONICS -- 8.6%
     190,000  Intel Corp.                       19,451,250
      50,000  Raychem Corp.                      1,781,250
     445,000  Unitrode Corp.*                    9,233,750
                                              ------------
                                                30,466,250
                                              ------------
HEALTHCARE SERVICES -- 1.8%
     435,000  National Health Laboratories,
                Inc.*                            6,525,000
                                              ------------
INSURANCE -- 5.9%
     300,000  EXEL Ltd.                         13,650,000
      60,000  Transamerica Corp.                 3,397,500
      90,000  Travelers, Inc.                    3,723,750
                                              ------------
                                                20,771,250
                                              ------------
METALS/MINING -- 2.2%
     200,000  Freeport McMoRan, Copper &
                Gold (Class A)                   4,175,000
     202,500  Freeport McMoRan, Inc.             3,569,062
                                              ------------
                                                 7,744,062
                                              ------------
MISCELLANEOUS FINANCIAL SERVICES -- 10.4%
     230,000  American Express Co.               7,992,500
     480,000  Countrywide Credit Industries,
                Inc.                             8,820,000
     230,000  Federal Home Loan Mortgage
                Corp.                           15,007,500
      55,000  Federal National Mortgage
                Assoc.                           4,853,750
                                              ------------
                                                36,673,750
                                              ------------

* Non-income producing security.

--------------------------------------------------------------------------------

------------------------------------------------------
SHARES                                              VALUE
------------------------------------------------------
OIL/GAS -- 6.0%
     80,000  Mapco, Inc.                     $  4,550,000
    240,000  Tenneco, Inc.                     11,010,000
    149,300  Triton Energy Corp.*               5,748,050
                                             ------------
                                               21,308,050
                                             ------------
PAPER PRODUCTS -- 4.9%
    330,000  Champion International Corp.      14,520,000
     30,000  Scott Paper Co.                    2,673,750
                                             ------------
                                               17,193,750
                                             ------------
TELECOMMUNICATIONS -- 2.1%
    220,000  Sprint Corp.                       7,260,000
                                             ------------
TEXTILES -- 2.5%
    161,500  Collins & Aikman Corp.*            1,211,250
    600,000  Shaw Industries, Inc.              7,875,000
                                             ------------
                                                9,086,250
                                             ------------
TOYS/GAMES/HOBBY -- 2.3%
    350,000  Mattel, Inc.                       8,312,500
                                             ------------
OTHER -- 0.5%
     50,000  Alliant Techsystems, Inc.*         1,843,750
                                             ------------
Total Common Stocks
 (cost -- $250,665,773)                      $298,087,237
                                             ------------

Total Investments
  (cost -- $306,601,269)              99.9 % $354,076,712
Other Assets in Excess of
 Other Liabilities                     0.1        248,508
                                   --------  ------------
TOTAL NET ASSETS                     100.0 % $354,325,220
                                   --------  ------------
                                   --------  ------------

SMALL CAPITALIZATION FUND

------------------------------------------------------
PRINCIPAL
AMOUNT                                              VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 18.1%
AUTOMOTIVE -- 0.2%
$   325,000  Ford Motor Credit Co.
               5.96%, 5/01/95                $    325,000
                                             ------------
BANKING -- 1.7%
             Norwest Financial, Inc.
  1,120,000  5.94%, 5/30/95                     1,114,641
  1,296,000  5.96%, 5/22/95                     1,291,494
                                             ------------
                                                2,406,135
                                             ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                              VALUE
------------------------------------------------------
COMPUTERS -- 1.2%
             IBM Credit Corp.
$ 1,123,000  5.93%, 5/22/95                  $  1,119,115
    550,000  5.95%, 5/30/95                       547,364
                                             ------------
                                                1,666,479
                                             ------------
CONGLOMERATES -- 1.6%
  2,335,000  General Electric Capital Corp.
               5.96%, 5/22/95                   2,326,882
                                             ------------
INSURANCE -- 3.6%
             Prudential Funding Corp.
    400,000  5.93%, 5/30/95                       398,089
  4,852,000  5.98%, 5/08/95                     4,846,358
                                             ------------
                                                5,244,447
                                             ------------
MACHINERY & ENGINEERING -- 4.8%
  6,910,000  Deere (John) Capital Corp.
               5.94%, 5/30/95                   6,876,936
                                             ------------
MISCELLANEOUS FINANCIAL SERVICES -- 3.6%
             Beneficial Corp.
    386,000  5.95%, 5/08/95                       385,554
  1,373,000  5.95%, 5/15/95                     1,369,823
             Commercial Credit Co.
    475,000  5.95%, 5/08/95                       474,451
  1,500,000  5.97%, 5/22/95                     1,494,776
  1,432,000  Household Finance Corp.
             5.97%, 5/15/95                     1,428,675
                                             ------------
                                                5,153,279
                                             ------------
OIL/GAS -- 1.4%
             Chevron Oil Finance Co.
    875,000  5.94%, 5/30/95                       870,813
  1,190,000  6.00%, 5/08/95                     1,188,612
                                             ------------
                                                2,059,425
                                             ------------
Total Short-Term Corporate Notes
 (cost -- $26,058,583)                       $ 26,058,583
                                             ------------
CORPORATE NOTES & BONDS -- 0.4%
AUTOMOTIVE -- 0.0%
$    62,950  Collins Industries, Inc.
               8.75%, 1/11/00                $     55,363
                                             ------------
OIL/GAS -- 0.4%
    500,000  Global Marine, Inc.
               12.75%, 12/15/99                   546,875
                                             ------------
Total Corporate Notes & Bonds
 (cost -- $587,196)                          $    602,238
                                             ------------

* Non-income producing security.

APRIL 30, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)

SMALL CAPITALIZATION FUND (CONT'D)

------------------------------------------------------
PRINCIPAL
AMOUNT                                              VALUE
------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.0%
REAL ESTATE
$ 1,385,009  Security Capital Realty, Inc.
               (A)
               12.00%, 6/30/14
               (cost -- $1,306,709)          $  1,385,009
                                             ------------

------------------------------------------------------
SHARES                                              VALUE
------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 0.1%
RETAIL
     36,000  Family Bargain Corp.
               $0.95 Conv. Pfd.
               (cost -- $360,000)            $    207,000
                                             ------------
COMMON STOCKS -- 78.3%
ADVERTISING -- 5.4%
     57,600  Katz Media Group, Inc.          $    928,800
     39,000  Omnicom Group, Inc.                2,169,375
    246,200  True North Communications          4,677,800
                                             ------------
                                                7,775,975
                                             ------------
AEROSPACE -- 0.6%
    130,000  BE Aerospace, Inc.*                  926,250
                                             ------------
APPAREL -- 1.5%
    128,000  Warnaco Group, Inc. (Class A)*     2,192,000
                                             ------------
AUTOMOTIVE -- 1.1%
    126,000  Collins Industries, Inc.*            267,750
     65,100  Masland Corp.                        895,125
     70,000  Sudbury, Inc.*                       476,875
                                             ------------
                                                1,639,750
                                             ------------
BUILDING & CONSTRUCTION -- 4.3%
    145,000  CRSS, Inc.                         1,377,500
    132,600  D.R. Horton, Inc.                  1,292,850
      5,500  Insituform Technologies (Class
               A)*                                 70,812
    165,000  Martin Marietta Materials,
               Inc.                             3,423,750
                                             ------------
                                                6,164,912
                                             ------------
CHEMICALS -- 2.3%
    141,400  OM Group, Inc.                     3,375,925
                                             ------------
COMPUTER SERVICES -- 2.8%
    147,700  BancTec, Inc.*                     2,510,900
     89,000  Exabyte Corp.*                     1,123,625
     34,600  Globalink, Inc.*                     406,550
                                             ------------
                                                4,041,075
                                             ------------

------------------------------------------------------
SHARES                                              VALUE
------------------------------------------------------
DRUGS & MEDICAL PRODUCTS -- 3.3%
    125,900  Sybron International Corp.*     $  4,674,038
                                             ------------
ELECTRONICS -- 6.5%
     37,000  Arrow Electronics, Inc.*           1,720,500
     37,000  Dionex Corp.*                      1,535,500
    195,500  Marshall Industries*               5,400,687
     35,000  Unitrode Corp.*                      726,250
                                             ------------
                                                9,382,937
                                             ------------
HEALTHCARE SERVICES -- 1.3%
     14,000  Community Health Systems,
               Inc.*                              486,500
     54,000  Spacelabs Medical, Inc.            1,323,000
                                             ------------
                                                1,809,500
                                             ------------
INSURANCE -- 2.1%
     55,300  Capsure Holdings Corp.               725,813
     23,400  E.W. Blanch Holdings, Inc.           438,750
    112,500  Guaranty National Corp.            1,856,250
                                             ------------
                                                3,020,813
                                             ------------
JEWELRY -- 1.6%
    170,000  North American Watch Corp.         2,337,500
                                             ------------
LEASING -- 1.3%
    121,700  Interpool, Inc.*                   1,795,075
                                             ------------
MACHINERY & ENGINEERING -- 5.1%
     12,700  Baldwin Technologies Co.              74,612
     97,100  BWIP Holdings, Inc. (Class A)      1,711,387
    160,000  Crane Co.                          5,560,000
                                             ------------
                                                7,345,999
                                             ------------
MANUFACTURING -- 1.4%
     50,000  Giddings & Lewis, Inc.               906,250
     55,000  Harmon Industries, Inc.              783,750
    131,300  Interlake Corp.*                     377,488
                                             ------------
                                                2,067,488
                                             ------------
METALS/MINING -- 0.5%
     70,000  Olympic Steel, Inc.*                 682,500
                                             ------------
MISCELLANEOUS FINANCIAL SERVICES -- 4.2%
    150,000  AmeriCredit Corp.*                 1,350,000
     49,700  John Alden Financial Corp.           900,813
    200,000  SafeCard Services, Inc.            3,500,000
     24,300  Union Corp.*                         337,163
                                             ------------
                                                6,087,976
                                             ------------

* Non-income producing security.

--------------------------------------------------------------------------------

------------------------------------------------------
SHARES                                              VALUE
------------------------------------------------------
OIL/GAS -- 7.5%
    136,800  Aquila Gas Pipeline Corp.       $  1,162,800
    300,155  Global Natural Resources,
               Inc.*                            2,964,031
    125,000  Nahama & Weagant Energy Co.*           1,250
    137,500  Noble Drilling Corp.*                910,937
    165,000  Petroleum Heat & Power, Inc.
               (Class A)                        1,196,250
     74,400  St. Mary Land & Exploration
               Co.                                948,600
    116,200  Tesoro Petroleum Corp.             1,147,475
     65,000  Triton Energy Corp.*               2,502,500
                                             ------------
                                               10,833,843
                                             ------------
PAPER PRODUCTS -- 0.9%
     61,500  CSS Industries, Inc.*              1,030,125
     40,000  Repap Enterprises, Inc.              281,250
                                             ------------
                                                1,311,375
                                             ------------
PRINTING/PUBLISHING -- 3.4%
     72,000  CCH, Inc. (Class B)                1,161,000
    119,100  Nu-Kote Holdings, Inc. (Class
               A)*                              3,275,250
     12,250  Pulitzer Publishing Co.              494,594
                                             ------------
                                                4,930,844
                                             ------------
REAL ESTATE -- 8.7%
    151,800  Cousins Properties, Inc.           2,542,650
     44,000  Post Properties, Inc.              1,303,500
    231,600  Security Capital Industrial
               Trust, Inc.                      3,618,750
    199,363  Security Capital Pacific Trust     3,488,853
      1,800  Security Capital Realty, Inc.
               (A)                              1,587,600
                                             ------------
                                               12,541,353
                                             ------------
RETAIL -- 4.0%
     18,000  Blair Corp.                          623,250
     64,700  Brookstone, Inc.*                    331,587
    304,700  Cash America International,
               Inc.                             2,323,337
    173,700  Fingerhut Companies, Inc.          2,019,262
     52,500  Freds, Inc.                          511,875
                                             ------------
                                                5,809,311
                                             ------------
------------------------------------------------------
SHARES                                              VALUE
------------------------------------------------------
SECURITY/INVESTIGATION SERVICES -- 0.3%
    202,910  Automated Security Holdings
               PLC ADS                       $    380,456
                                             ------------
TEXTILES -- 4.0%
     89,000  Collins & Aikman Corp.*              667,500
     15,700  Culp, Inc.                           153,075
     40,000  Dyersburg Corp.                      215,000
     42,700  Fab Industries, Inc.               1,286,338
    244,900  Mohawk Industries, Inc.*           3,367,375
                                             ------------
                                                5,689,288
                                             ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 1.0%
     55,900  Morningstar Group, Inc.              447,200
     89,700  Sylvan Food Holdings, Inc.*        1,031,550
                                             ------------
                                                1,478,750
                                             ------------
UTILITIES -- 2.0%
    221,200  Sithe Energies, Inc.*              1,935,500
     46,000  UGI Corp.                            891,250
                                             ------------
                                                2,826,750
                                             ------------
OTHER -- 1.2%
    107,500  McGrath RentCorp.                  1,679,688
                                             ------------
Total Common Stocks
 (cost -- $110,337,018)                      $112,801,371
                                             ------------

  Total Investments
   (cost --
   $138,649,506)            97.9 % $141,054,201
  Other Assets in
   Excess of
   Other Liabilities         2.1     3,089,011
                        ---------  -----------
  TOTAL NET ASSETS         100.0 % $144,143,212
                        ---------  -----------
                        ---------  -----------

* Non-income producing security.

(A) Restricted Securities (the Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities):

                                      DATE OF                                              VALUATION AS OF
DESCRIPTION                         ACQUISITION  PAR AMOUNT    SHARES       UNIT COST      APRIL 30, 1995
--------------------------------------------------------------------------------------------------
Security Capital Realty, Inc.
  12.00%, 6/30/14                       6/16/94  $1,385,009          --     $      94         $     100
Security Capital Realty, Inc.
  Common Stock                          8/02/93          --       1,800           684               882

APRIL 30, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)

GROWTH AND INCOME FUND

------------------------------------------------------
PRINCIPAL
AMOUNT                                              VALUE
------------------------------------------------------
U.S. GOVERNMENT AGENCY -- 2.0%
$   755,000  Federal Home Loan Bank
             5.93%, 5/01/95
               (cost -- $755,000)            $    755,000
                                             ------------
SHORT-TERM CORPORATE NOTES -- 27.2%
AUTOMOTIVE -- 3.4%
$ 1,295,000  Ford Motor Credit Co.
             5.94%, 5/12/95                  $  1,292,650
                                             ------------
COMPUTERS -- 2.6%
  1,000,000  IBM Credit Corp.
             5.93%, 5/15/95                       997,694
                                             ------------
CONGLOMERATES -- 4.7%
             General Electric Capital Corp.
    860,000  5.93%, 5/05/95                       859,433
    929,000  5.96%, 5/08/95                       927,923
                                             ------------
                                                1,787,356
                                             ------------
MACHINERY/ENGINEERING -- 3.0%
  1,133,000  Deere (John) Capital Corp.
             5.90%, 5/03/95                     1,132,629
                                             ------------
MISCELLANEOUS FINANCIAL SERVICES -- 11.6%
  1,729,000  American Express Credit Corp.
             5.95%, 5/02/95                     1,728,714
             CIT Group Holdings, Inc.
    715,000  5.89%, 5/08/95                       714,181
  1,134,000  5.92%, 5/03/95                     1,133,627
    860,000  Household Finance Corp.
             5.94%, 5/05/95                       859,432
                                             ------------
                                                4,435,954
                                             ------------
OIL/GAS -- 1.9%
    716,000  Chevron Oil Finance Co.
             5.90%, 5/08/95                       715,179
                                             ------------
Total Short-Term Corporate Notes
 (cost -- $10,361,462)                       $ 10,361,462
                                             ------------
CORPORATE NOTES & BONDS -- 8.6%
ENTERTAINMENT -- 4.2%
$ 5,000,000  Time Warner, Inc.
               Zero Coupon, 12/17/12         $  1,618,750
                                             ------------
TELECOMMUNICATIONS -- 4.4%
  3,000,000  Nextel Communications, Inc.
               0.00/11.50%, 9/01/03 **          1,657,500
                                             ------------
              Total Corporate Notes & Bonds
                       (cost -- $3,655,626)  $  3,276,250
                                             ------------


------------------------------------------------------
SHARES                                              VALUE
------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 9.9%
OIL/GAS -- 6.0%
    180,000  Gerrity Oil & Gas Corp.
               $1.50 Conv. Pfd.              $  2,295,000
                                             ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 3.9%
     80,000  Flagstar Companies, Inc.
               $2.25 Conv. Pfd.                 1,500,000
                                             ------------
         Total Convertible Preferred Stocks
                       (cost -- $4,504,546)  $  3,795,000
                                             ------------
COMMON STOCKS -- 53.7%
AEROSPACE -- 7.4%
     20,000  Boeing Co.                      $  1,100,000
     28,000  McDonnell Douglas Corp.            1,736,000
                                             ------------
                                                2,836,000
                                             ------------
AUTOMOTIVE -- 1.2%
     10,000  General Motors Corp.                 451,250
                                             ------------
BANKING -- 7.4%
     35,000  Citicorp                           1,623,125
      5,000  First Interstate Bancorp             384,375
     10,000  Mellon Bank Corp.                    392,500
     15,000  U.S. Bancorp                         414,375
                                             ------------
                                                2,814,375
                                             ------------
CONGLOMERATES -- 1.6%
     40,000  Canadian Pacific Ltd.                610,000
                                             ------------
CONTAINERS -- 6.2%
     30,000  Stone Container Corp.*               596,250
     40,000  Temple-Inland, Inc.                1,760,000
                                             ------------
                                                2,356,250
                                             ------------
ELECTRONICS -- 4.3%
     16,000  Intel Corp.                        1,638,000
                                             ------------
HEALTHCARE SERVICES -- 1.1%
     10,000  Columbia/HCA Healthcare Corp.        420,000
                                             ------------
HOUSEHOLD PRODUCTS -- 4.4%
     35,000  Premark International, Inc.        1,688,750
                                             ------------

INSURANCE -- 4.3%
     10,000  AFLAC, Inc.                          412,500
     10,000  Progressive Corp., Ohio              377,500
     20,000  Travelers, Inc.                      827,500
                                             ------------
                                                1,617,500
                                             ------------
METALS/MINING -- 5.1%
     93,687  Freeport McMoRan, Copper &
               Gold (Class A)                   1,955,716
                                             ------------

 * Non-income producing security.

** Represents a step-up floater which will receive 0.00% interest until 9/01/98, then will "step-up" to 11.50% until maturity.

--------------------------------------------------------------------------------

------------------------------------------------------
SHARES                                              VALUE
------------------------------------------------------
METALS/MINING (CONT'D)
MISCELLANEOUS FINANCIAL SERVICES -- 2.0%
     20,000  Countrywide Credit Industries,
               Inc.                          $    367,500
      6,000  Federal Home Loan Mortgage
               Corp.                              391,500
                                             ------------
                                                  759,000
                                             ------------
OIL/GAS -- 1.9%
      5,000  McMoRan Oil & Gas Corp.               13,750
     10,000  Triton Energy Corp.*                 385,000
     15,000  Union Texas Petroleum
               Holdings, Inc.                     320,625
                                             ------------
                                                  719,375
                                             ------------
TELECOMMUNICATIONS -- 4.8%
     55,000  Sprint Corp.                       1,815,000
                                             ------------

TEXTILES -- 2.0%
20,000       Shaw Industries, Inc.               262,500
20,000       Unifi, Inc.                         502,500
                                           -------------
                                                 765,000
                                           -------------
Total Common Stocks
 (cost -- $17,690,285)                     $  20,446,216
                                           -------------
Total Investments
 (cost -- $36,966,919)             101.4%  $  38,633,928
Other Liabilities in Excess of
 Other Assets                       (1.4)       (536,829)
                                 -------   -------------
TOTAL NET ASSETS                  100.0 %  $  38,097,099
                                 -------   -------------
                                 -------   -------------

U.S. GOVERNMENT INCOME FUND

------------------------------------------------------
PRINCIPAL
AMOUNT                                              VALUE
------------------------------------------------------
REPURCHASE AGREEMENT -- 24.1%
$30,850,000  Lehman Brothers, 5.90%,
               5/02/95
               (proceeds at maturity:
               $30,855,056, collateralized
               by $19,275,000 and
               $10,940,000 par, $20,423,790
               and $11,051,588 value, U.S.
               Treasury Notes, 7.50%,
               10/31/99 and 6.875%,
               8/31/99, respectively.)
               (cost -- $30,850,000)         $ 30,850,000
                                             ------------
FEDERAL HOME LOAN MORTGAGE
CORPORATION -- 0.6%
$   735,108  9.50%, 12/01/02 - 11/01/03
               (cost -- $740,736)            $    763,593
                                             ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                              VALUE
------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION I -- 47.6%
$20,299,186  7.00%, 10/15/22 - 11/15/23 (A)  $ 19,214,398
 16,436,078  7.50%, 2/15/22 - 2/15/24          16,030,271
 13,594,094  8.00%, 4/15/02 - 2/15/23 (A)      13,617,665
 11,189,477  8.50%, 6/15/01 - 9/15/24 (A)      11,412,022
    566,178  10.50%, 1/15/98 - 12/15/00           596,961
                                             ------------
Total Government National Mortgage
 Association I (cost -- $63,765,062)         $ 60,871,317
                                             ------------
U.S. TREASURY BOND -- 7.8%
$10,000,000  7.50%, 11/15/16 (A)
             (cost -- $9,314,127)            $ 10,045,300
                                             ------------
U.S. TREASURY NOTES -- 26.9%
$20,000,000  6.625%, 3/31/97 (A)             $ 20,012,400
 14,000,000  7.75%, 11/30/99                   14,468,160
                                             ------------
             (cost -- $34,434,623)           $ 34,480,560
                                             ------------

Total Investments
 (cost -- $139,104,548)               107.0%  $137,010,770
                                    -----     ------------
------------------------------------------------------
PRINCIPAL
AMOUNT
SUBJECT
TO CALL                                              VALUE
------------------------------------------------------
WRITTEN CALL OPTIONS OUTSTANDING -- (0.2%)
$10,000,000  Government National
               Mortgage Association I,
               7.00%, expiring May '95,
               strike @ $94.22                $    (68,750)
 10,000,000  Government National
               Mortgage Association I,
               8.00%, expiring May '95,
               strike @ $100.06                    (31,250)
 10,000,000  Government National
               Mortgage Association I,
               8.50%, expiring May '95,
               strike @ $101.56                    (59,375)
 10,000,000  U.S. Treasury Bonds,
               7.50%, expiring May '95,
               strike @ $100.67                    (78,125)
 20,000,000  U.S. Treasury Notes,
               6.625%, expiring May '95,
               strike @ $100.34                    (12,500)
                                              ------------
             Total Written Call Options
               Outstanding (premiums
               received: $301,562)            $   (250,000)
                                              ------------
Other Liabilities in Excess of
 Other Assets                          (6.8 )   (8,710,696)
                                      -----   ------------
TOTAL NET ASSETS                      100.0 % $128,050,074
                                      -----   ------------
                                      -----   ------------

* Non-income producing security.

(A) Securities  segregated  (full or  partial)  as collateral  for  written call
    options  outstanding.  The  aggregate   market  value  of  such   segregated
    securities is $60,393,531.

APRIL 30, 1995

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)

INVESTMENT QUALITY INCOME FUND

------------------------------------------------------

PRINCIPAL
AMOUNT                                              VALUE
------------------------------------------------------
SHORT-TERM CORPORATE NOTES -- 5.8%
AUTOMOTIVE -- 2.4%
$ 1,430,000  Ford Motor Credit Co.
             5.92%, 5/09/95                  $  1,428,119
                                             ------------
COMPUTERS -- 0.8%
    455,000  IBM Credit Corp.
             5.93%, 5/15/95                       453,951
                                             ------------
OIL/GAS -- 2.6%
  1,500,000  Chevron Oil Finance Co.
             5.96%, 5/02/95                     1,499,751
                                             ------------
Total Short-Term Corporate Notes
 (cost -- $3,381,821)                        $  3,381,821
                                             ------------
CORPORATE NOTES & BONDS -- 91.5%
AEROSPACE -- 3.1%
$ 2,000,000  Boeing Co.
             7.50%, 8/15/42                  $  1,835,260
                                             ------------
AIRLINES -- 2.8%
  1,000,000  American Airlines
             9.73%, 9/29/14                     1,028,920
    550,000  Delta Air Lines, Inc.
             10.375%, 2/01/11                     598,812
                                             ------------
                                                1,627,732
                                             ------------
BANKING -- 6.4%
     70,000  NatWest Bancorp, Inc.
             9.375%, 11/15/03                      77,305
  1,300,000  NCNB Corp.
             10.20%, 7/15/15                    1,510,223
    500,000  RBSG Capital Corp.
             10.125%, 3/01/04                     568,735
  1,500,000  Westpac Banking Corp.
             9.125%, 8/15/01                    1,603,080
                                             ------------
                                                3,759,343
                                             ------------
CHEMICALS -- 0.9%
    500,000  Rohm & Haas Co.
             9.50%, 4/01/21                       554,480
                                             ------------
CONGLOMERATES -- 3.8%
  2,000,000  Canadian Pacific Ltd.
             9.45%, 8/01/21                     2,241,860
                                             ------------
ENTERTAINMENT -- 5.0%
  3,000,000  Time Warner, Inc.
             9.15%, 2/01/23                     2,898,900
                                             ------------
------------------------------------------------------
PRINCIPAL
AMOUNT                                              VALUE
------------------------------------------------------
INSURANCE -- 11.3%
$ 1,000,000  Aetna Life & Casualty Co.
             8.00%, 1/15/17                  $    937,090
  1,200,000  Capital Holding Corp.
             8.75%, 1/15/17                     1,247,928
  2,000,000  CNA Financial Corp.
             7.25%, 11/15/23                    1,653,300
  3,000,000  Torchmark, Inc.
             7.875%, 5/15/23                    2,759,130
                                             ------------
                                                6,597,448
                                             ------------
LEASING -- 2.8%
  1,600,000  Ryder Systems, Inc.
             8.75%, 3/15/17                     1,619,008
                                             ------------
MACHINERY & ENGINEERING -- 3.3%
  1,750,000  Caterpillar, Inc.
             9.75%, 6/01/19                     1,940,452
                                             ------------
MISCELLANEOUS FINANCIAL SERVICES -- 13.9%
     20,000  Beneficial Corp.
             12.875%, 8/01/13                      23,819
  1,500,000  BHP Finance USA Ltd.
             8.50%, 12/01/12                    1,557,030
  1,000,000  ITT Financial Corp.
             6.50%, 5/01/11                       808,410
             Lehman Brothers, Inc.
    865,000  9.875%, 10/15/00                     919,063
    115,000  10.00%, 5/15/99                      121,478
    205,000  Midland American Capital Corp.
             12.75%, 11/15/03                     238,251
    800,000  Paine Webber Group, Inc.
             9.25%, 12/15/01                      835,136
  3,000,000  Prudential Funding Corp.
             6.75%, 9/15/23                     2,400,900
  1,250,000  Source One Mortgage Services
               Corp.
             9.00%, 6/01/12                     1,212,450
                                             ------------
                                                8,116,537
                                             ------------
OIL/GAS -- 6.0%
  3,000,000  Occidental Petroleum Corp.
             11.125%, 6/01/19                   3,507,540
                                             ------------
PAPER PRODUCTS -- 0.2%
    100,000  Union Camp Corp.
             10.00%, 5/01/19                      111,152
                                             ------------
PIPELINES -- 3.0%
  1,500,000  TransCanada Pipelines Ltd.
             9.875%, 1/01/21                    1,747,020
                                             ------------

--------------------------------------------------------------------------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                              VALUE
------------------------------------------------------
RETAIL -- 1.3%
             May Department Stores Co.
$   250,000  9.875%, 6/01/17                 $    272,925
    405,000  10.625%, 11/01/10                    496,137
                                             ------------
                                                  769,062
                                             ------------
TELECOMMUNICATIONS -- 12.5%
    420,000  GTE Corp.
             10.25%, 11/01/20                     472,492
  2,500,000  New York Telephone Co.
             9.375%, 7/15/31                    2,708,775
  2,000,000  Pacific Bell
             8.50%, 8/15/31                     2,015,700
  2,000,000  Southern New England Telephone
               Co.
             8.70%, 8/15/31                     2,123,880
                                             ------------
                                                7,320,847
                                             ------------
TOBACCO/BEVERAGES/FOOD PRODUCTS -- 3.3%
  2,000,000  American Brands, Inc.
             7.875%, 1/15/23                    1,920,560
                                             ------------

------------------------------------------------------
PRINCIPAL
AMOUNT                                              VALUE
------------------------------------------------------

UTILITIES -- 6.9%
$ 2,000,000  Hydro-Quebec
             8.50%, 12/01/29                 $  1,987,680
  2,000,000  Southern California Edison Co.
             8.875%, 6/01/24                    2,039,640
                                             ------------
                                                4,027,320
                                             ------------
OTHER -- 5.0%
  1,468,228  DLJ Mortgage Acceptance Corp.
             8.75%, 11/25/24                    1,408,122
  1,500,000  Nova Scotia (Province of)
             8.875%, 7/01/19                    1,524,345
                                             ------------
                                                2,932,467
                                             ------------
Total Corporate Notes & Bonds
  (cost -- $53,950,659)                      $ 53,526,988
                                             ------------
Total Investments
  (cost -- $57,332,480)               97.3 % $ 56,908,809
Other Assets in Excess of
  Other Liabilities                    2.7      1,549,987
                                     -----   ------------
TOTAL NET ASSETS                     100.0 % $ 58,458,796
                                     -----   ------------
                                     -----   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 1995

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                           QUEST FOR                      SMALL        GROWTH         U.S.      INVESTMENT
                                          VALUE FUND,   OPPORTUNITY   CAPITALIZATION     AND       GOVERNMENT
  QUALITY
                                              INC.          FUND          FUND       INCOME FUND  INCOME FUND   INCOME
FUND
                                          ------------  ------------  -------------  -----------  ------------  -----------
ASSETS
  Investments, at value (cost --
   $231,780,223, $306,601,269,
   $138,649,506, $36,966,919,
   $108,254,548 and $57,332,480,
   respectively)........................  $281,884,706  $354,076,712  $141,054,201   $38,633,928  $106,160,770  $56,908,809
  Repurchase agreement (cost --
   $30,850,000).........................            --            --            --           --     30,850,000          --
  Cash..................................       192,917         6,009         7,649        4,785         42,627       7,874
  Receivable for investments sold.......     6,121,804     4,960,166     4,386,238           --             --          --
  Receivable for fund shares sold.......     1,373,346     7,437,751       530,404      161,403        552,378     344,370
  Dividends receivable..................       490,541       682,550        99,920      106,583             --          --
  Interest receivable...................        18,808        80,066        81,628           --      1,266,952   1,415,841
  Receivable for mortgage prepayments...            --            --            --           --          8,659          --
  Receivable for options written........            --            --            --           --         81,250          --
  Deferred organization expenses........            --            --            --       29,014             --       7,835
  Other assets..........................        43,688        27,106        18,450       22,152         33,006      18,897
                                          ------------  ------------  -------------  -----------  ------------  -----------
    Total Assets........................   290,125,810   367,270,360   146,178,490   38,957,865    138,995,642  58,703,626
                                          ------------  ------------  -------------  -----------  ------------  -----------
LIABILITIES
  Written call options outstanding, at
   value (premiums received:
   $301,562)............................            --            --            --           --        250,000          --
  Payable for investments purchased.....     7,304,992    11,854,122     1,469,403      773,238     10,006,250          --
  Payable for fund shares redeemed......       637,029       825,136       417,908       19,581        466,636      70,490
  Investment advisory fee payable.......        38,549        48,250        19,738        4,507         10,495       4,781
  Distribution fee payable..............        36,734        95,043        24,513        5,223         13,601      10,314
  Dividends payable.....................            --            --            --           --         96,618      96,734
  Other payables and accrued expenses...       107,590       122,589       103,716       58,217        101,968      62,511
                                          ------------  ------------  -------------  -----------  ------------  -----------
    Total Liabilities...................     8,124,894    12,945,140     2,035,278      860,766     10,945,568     244,830
                                          ------------  ------------  -------------  -----------  ------------  -----------
NET ASSETS
  Par value.............................    22,152,829       166,616        89,258       36,874        115,966      57,361
  Paid-in-surplus.......................   203,275,875   304,361,426   136,615,872   34,963,133    139,644,958  60,186,256
  Accumulated undistributed net
   investment income....................       857,581     1,269,754        89,051      116,490             --          --
  Accumulated undistributed net realized
   gain (loss) on investments...........     5,610,148     1,053,210     4,944,336    1,520,866     (9,371,173) (1,361,150 )
  Distributions in excess of
   undistributed net realized gains.....            --        (1,229)           --     (207,273 )     (297,461)         --
  Net unrealized appreciation
   (depreciation) on investments........    50,104,483    47,475,443     2,404,695    1,667,009     (2,042,216)   (423,671 )
                                          ------------  ------------  -------------  -----------  ------------  -----------
    Total Net Assets....................  $282,000,916  $354,325,220  $144,143,212   $38,097,099  $128,050,074  $58,458,796
                                          ------------  ------------  -------------  -----------  ------------  -----------
                                          ------------  ------------  -------------  -----------  ------------  -----------
CLASS A:
  Fund shares outstanding...............    19,766,758    10,873,320     7,345,404    3,189,862     10,497,081   4,499,943
                                          ------------  ------------  -------------  -----------  ------------  -----------
  Net asset value per share.............  $      12.74  $      21.33  $      16.18   $    10.34   $      11.04  $    10.19
                                          ------------  ------------  -------------  -----------  ------------  -----------
                                          ------------  ------------  -------------  -----------  ------------  -----------
  Maximum offering price per share*.....  $      13.48  $      22.57  $      17.12   $    10.86   $      11.59  $    10.70
                                          ------------  ------------  -------------  -----------  ------------  -----------
                                          ------------  ------------  -------------  -----------  ------------  -----------
CLASS B:
  Fund shares outstanding...............     1,881,688     4,838,180     1,225,644      410,588        930,025     911,890
                                          ------------  ------------  -------------  -----------  ------------  -----------
  Net asset value and offering price per
   share................................  $      12.65  $      21.16  $      16.03   $    10.31   $      11.04  $    10.19
                                          ------------  ------------  -------------  -----------  ------------  -----------
                                          ------------  ------------  -------------  -----------  ------------  -----------
CLASS C:
  Fund shares outstanding...............       504,383       950,086       354,729       86,947        169,500     324,279
                                          ------------  ------------  -------------  -----------  ------------  -----------
  Net asset value and offering price per
   share................................  $      12.64  $      21.15  $      16.03   $    10.32   $      11.04  $    10.19
                                          ------------  ------------  -------------  -----------  ------------  -----------
                                          ------------  ------------  -------------  -----------  ------------  -----------

*Sales charges decrease on purchases of $50,000 or higher.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SIX MONTHS ENDED APRIL 30, 1995

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)

                                 QUEST FOR                     SMALL           GROWTH          U.S.        INVESTMENT
                                   VALUE     OPPORTUNITY  CAPITALIZATION        AND         GOVERNMENT
QUALITY
                                FUND, INC.      FUND           FUND         INCOME FUND    INCOME FUND    INCOME
FUND
                                -----------  -----------  ---------------   ------------   ------------   ------------
INVESTMENT INCOME
  Dividends...................  $2,464,480   $2,280,636   $    1,042,987    $   460,092    $        --    $        --
  Interest....................     932,852    1,585,855          590,633        507,119      4,558,825      2,416,775
                                -----------  -----------  ---------------   ------------   ------------   ------------
    Total investment income...   3,397,332    3,866,491        1,633,620        967,211      4,558,825      2,416,775
                                -----------  -----------  ---------------   ------------   ------------   ------------
OPERATING EXPENSES
  Investment advisory fees
   (note 2a)..................   1,277,397    1,301,376          691,364        143,923        377,214        164,771
  Distribution fees (note
   2c)........................     695,255      840,342          400,554         79,492        223,379        141,037
  Transfer and dividend
   disbursing agent fees (note
   1i)........................     145,940      121,890           93,680         31,356         62,635         29,006
  Accounting service fees
   (note 2b)..................          --       51,874           54,475         56,400         60,655         52,681
  Registration fees...........      24,615       54,230           19,488         15,018         17,130         16,605
  Reports and notices to
   shareholders...............      18,150       14,988           14,257          9,430         13,141         11,207
  Custodian fees..............      16,433       12,971            8,306          9,529         34,387         11,110
  Auditing, consulting and tax
   return preparation fees....      11,800        9,188            9,858          7,939         18,160          8,652
  Directors'(Trustees') fees
   and expenses...............       8,574        8,535            8,535          4,369          8,534          8,530
  Legal fees..................       5,604        3,720            3,720          2,655          3,490          2,852
  Amortization of deferred
   organization expenses (note
   1c)........................          --           --               --          9,495             --          6,136
  Miscellaneous...............      12,664       10,106            1,996          9,352         13,715          8,818
                                -----------  -----------  ---------------   ------------   ------------   ------------
    Total operating
     expenses.................   2,216,432    2,429,220        1,306,233        378,958        832,440        461,405
    Less: Investment advisory
     fees waived (note 2a)....          --           --               --        (41,225)            --        (42,245)
                                -----------  -----------  ---------------   ------------   ------------   ------------
      Net operating
       expenses...............   2,216,432    2,429,220        1,306,233        337,733        832,440        419,160
                                -----------  -----------  ---------------   ------------   ------------   ------------
      Net investment income...   1,180,900    1,437,271          327,387        629,478      3,726,385      1,997,615
                                -----------  -----------  ---------------   ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS -- NET
  Net realized gain (loss) on
   security transactions......   5,717,144    1,058,240        5,111,342      1,177,023     (3,993,026)      (299,770)
  Net realized loss on option
   transactions (note 1f).....          --           --               --             --       (227,109)            --
  Net realized loss on futures
   transactions (note 1g).....          --           --               --             --             --       (108,500)
                                -----------  -----------  ---------------   ------------   ------------   ------------
    Net realized gain (loss)
     on investments...........   5,717,144    1,058,240        5,111,342      1,177,023     (4,220,135)      (408,270)
  Net change in unrealized
   appreciation (depreciation)
   on investments.............  17,252,568   33,095,020       (3,141,681)     1,260,709      7,204,799      3,266,923
                                -----------  -----------  ---------------   ------------   ------------   ------------
    Net realized gain (loss)
     and change in unrealized
     appreciation
     (depreciation) on
     investments..............  22,969,712   34,153,260        1,969,661      2,437,732      2,984,664      2,858,653
                                -----------  -----------  ---------------   ------------   ------------   ------------
  Net increase in net assets
   resulting from
   operations.................  $24,150,612  $35,590,531  $    2,297,048    $ 3,067,210    $ 6,711,049    $ 4,856,268
                                -----------  -----------  ---------------   ------------   ------------   ------------
                                -----------  -----------  ---------------   ------------   ------------   ------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                             QUEST FOR VALUE FUND,
                                                     INC.                    OPPORTUNITY FUND
                                           SIX MONTHS                    SIX MONTHS
                                             ENDED        YEAR ENDED       ENDED        YEAR ENDED
                                           APRIL 30,     OCTOBER 31,     APRIL 30,     OCTOBER 31,
                                             1995*           1994          1995*           1994
                                          ------------   ------------   ------------   ------------
OPERATIONS
  Net investment income (loss)..........  $  1,180,900   $  1,726,225   $  1,437,271   $  1,397,364
  Net realized gain (loss) on
   investments..........................     5,717,144     16,664,331      1,058,240      7,139,720
  Net change in unrealized appreciation
   (depreciation) on investments........    17,252,568     (6,250,090)    33,095,020      4,721,481
                                          ------------   ------------   ------------   ------------
    Net increase (decrease) in net
     assets resulting from operations...    24,150,612     12,140,466     35,590,531     13,258,565
                                          ------------   ------------   ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
  Net investment income -- Class A......    (1,649,576)      (819,873)    (1,066,642)    (2,269,483)
  Net investment income -- Class B......      (108,497)       (11,801)      (335,822)       (98,258)
  Net investment income -- Class C......       (29,366)        (2,040)       (56,920)       (21,098)
  Net realized gains -- Class A.........   (15,501,438)    (9,227,704)    (5,314,298)    (1,497,052)
  Net realized gains -- Class B.........    (1,014,005)      (115,604)    (1,562,718)       (30,460)
  Net realized gains -- Class C.........      (255,884)       (11,081)      (267,734)       (11,467)
  Distributions in excess of net
   realized gains -- Class A............            --             --             --         (1,196)
  Distributions in excess of net
   realized gains -- Class B............            --             --             --            (24)
  Distributions in excess of net
   realized gains -- Class C............            --             --             --             (9)
                                          ------------   ------------   ------------   ------------
    Total dividends and distributions to
     shareholders.......................   (18,558,766)   (10,188,103)    (8,604,134)    (3,929,047)
                                          ------------   ------------   ------------   ------------
FUND SHARE TRANSACTIONS
  CLASS A
  Net proceeds from sales...............    22,813,206     61,908,256     62,597,373     90,332,759
  Reinvestment of dividends and
   distributions........................    16,047,556      9,385,655      6,034,648      3,405,284
  Cost of shares redeemed...............   (29,730,613)   (80,014,950)   (18,132,883)   (65,200,453)
                                          ------------   ------------   ------------   ------------
    Net increase (decrease) -- Class
     A..................................     9,130,149     (8,721,039)    50,499,138     28,537,590
                                          ------------   ------------   ------------   ------------
  CLASS B
  Net proceeds from sales...............     8,806,276     12,409,864     53,070,214     40,604,196
  Reinvestment of dividends and
   distributions........................     1,045,812        123,599      1,804,130        124,021
  Cost of shares redeemed...............    (1,208,420)      (544,061)    (3,356,853)    (1,026,439)
                                          ------------   ------------   ------------   ------------
    Net increase -- Class B.............     8,643,668     11,989,402     51,517,491     39,701,778
                                          ------------   ------------   ------------   ------------
  CLASS C
  Net proceeds from sales...............     2,794,417      3,521,667     11,871,650      6,945,412
  Reinvestment of dividends and
   distributions........................       280,898         13,020        314,273         32,567
  Cost of shares redeemed...............      (479,197)      (271,901)      (809,474)      (254,081)
                                          ------------   ------------   ------------   ------------
    Net increase -- Class C.............     2,596,118      3,262,786     11,376,449      6,723,898
                                          ------------   ------------   ------------   ------------
  Total net increase (decrease) in net
   assets from fund share
   transactions.........................    20,369,935      6,531,149    113,393,078     74,963,266
                                          ------------   ------------   ------------   ------------
    Total increase (decrease) in net
     assets.............................    25,961,781      8,483,512    140,379,475     84,292,784
NET ASSETS
  Beginning of period...................   256,039,135    247,555,623    213,945,745    129,652,961
                                          ------------   ------------   ------------   ------------
  End of period (including undistributed
   net investment income (loss) of
   $857,581, $1,464,120; $1,269,754,
   $1,291,867; $89,051, ($238,336);
   $116,490, $127,460; $0, $0 and $0,
   $0, respectively.....................  $282,000,916   $256,039,135   $354,325,220   $213,945,745
                                          ------------   ------------   ------------   ------------
                                          ------------   ------------   ------------   ------------

*Unaudited.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                  SMALL CAPITALIZATION FUND                 GROWTH AND INCOME FUND
                                                SIX MONTHS                              SIX MONTHS
                                                  ENDED             YEAR ENDED            ENDED             YEAR ENDED
                                                APRIL 30,          OCTOBER 31,          APRIL 30,          OCTOBER 31,
                                                  1995*                1994               1995*                1994
                                               ------------        ------------        ------------        ------------

  Net investment income (loss)..........       $    327,387        $   (238,336)       $    629,478        $    966,108
  Net realized gain (loss) on
investments.............................          5,111,342           3,366,835           1,177,023           1,768,686
  Net change in unrealized appreciation
(depreciation) on investments...........        (3,141,681)          (3,118,979)          1,260,709            (189,442)
                                               ------------        ------------        ------------        ------------
    Net increase (decrease) in net
assets resulting from operations........          2,297,048               9,520           3,067,210           2,545,352
                                               ------------        ------------        ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
  Net investment income -- Class A......                 --                  --            (571,223)           (936,128)
  Net investment income -- Class B......                 --                  --             (59,120)            (41,545)
  Net investment income -- Class C......                 --                  --             (10,105)             (7,305)
  Net realized gains -- Class A.........        (3,008,172)          (8,036,736)         (1,274,907)         (4,079,198)
  Net realized gains -- Class B.........          (433,897)            (160,831)           (129,812)           (145,217)
  Net realized gains -- Class C.........           (91,772)             (19,543)            (20,124)            (18,475)
  Distributions in excess of net
realized gains -- Class A...............                 --                  --                  --            (199,276)
  Distributions in excess of net
realized gains -- Class B...............                 --                  --                  --              (7,094)
  Distributions in excess of net
realized gains -- Class C...............                 --                  --                  --                (903)
                                               ------------        ------------        ------------        ------------
    Total dividends and distributions to
shareholders............................        (3,533,841)          (8,217,110)         (2,065,291)         (5,435,141)
                                               ------------        ------------        ------------        ------------
Fund Share Transactions
  CLASS A
  Net proceeds from sales...............         18,655,389         127,081,752           2,360,697           5,937,491
  Reinvestment of dividends and
distributions...........................          2,840,961           7,215,556           1,765,990           5,008,623
  Cost of shares redeemed...............       (21,690,503)        (111,134,238)         (2,560,041)         (6,040,040)
                                               ------------        ------------        ------------        ------------
    Net increase (decrease) -- Class A..          (194,153)          23,163,070           1,566,646           4,906,074
                                               ------------        ------------        ------------        ------------

  CLASS B
  Net proceeds from sales...............          4,874,110          15,275,222           1,175,765           2,763,975
  Reinvestment of dividends and
   distributions........................            408,265             148,570             174,643             188,513
  Cost of shares redeemed...............        (1,631,572)            (811,203)           (185,264)           (260,750)
                                               ------------        ------------        ------------        ------------
  Net increase -- Class B...............          3,650,803          14,612,589           1,165,144           2,691,738
                                               ------------        ------------        ------------        ------------

  CLASS C
  Net proceeds from sales...............          2,624,975           3,345,761             395,836             341,819
  Reinvestment of dividends and
distributions...........................             88,907              18,810              28,952              26,593
  Cost of shares redeemed...............          (380,327)            (229,505)            (20,580)             (4,696)
                                               ------------        ------------        ------------        ------------
    Net increase -- Class C.............          2,333,555           3,135,066             404,208             363,716
                                               ------------        ------------        ------------        ------------
  Total net increase (decrease) in net
assets from fund share transactions.....          5,790,205          40,910,725           3,135,998           7,961,528
                                               ------------        ------------        ------------        ------------
    Total increase (decrease) in net
assets..................................          4,553,412          32,703,135           4,137,917           5,071,739
NET ASSETS
  Beginning of period...................        139,589,800         106,886,665          33,959,182          28,887,443
                                               ------------        ------------        ------------        ------------
  End of period (including undistributed
net investment income (loss) of
$857,581, $1,464,120; $1,269,754,
$1,291,867; $89,051, ($238,336);
$116,490, $127,460; $0, $0 and $0, $0,
respectively............................       $144,143,212        $139,589,800        $ 38,097,099        $ 33,959,182
                                               ------------        ------------        ------------        ------------
                                               ------------        ------------        ------------        ------------

                                                                                INVESTMENT QUALITY INCOME
                                           U.S. GOVERNMENT INCOME FUND                     FUND
                                           SIX MONTHS                          SIX MONTHS
                                             ENDED           YEAR ENDED          ENDED           YEAR ENDED
                                           APRIL 30,        OCTOBER 31,        APRIL 30,        OCTOBER 31,
                                             1995*              1994             1995*              1994
                                          ------------      ------------      ------------      ------------
  Net investment income (loss)..........  $  3,726,385      $  8,291,969      $  1,997,615      $  3,846,353
  Net realized gain (loss) on
investments.............................    (4,220,135)       (4,366,839)         (408,270)         (952,880)
  Net change in unrealized appreciation
(depreciation) on investments...........     7,204,799       (11,007,688)        3,266,923        (9,068,979)
                                          ------------      ------------      ------------      ------------
    Net increase (decrease) in net
assets resulting from operations........     6,711,049        (7,082,558)        4,856,268        (6,175,506)
                                          ------------      ------------      ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
  Net investment income -- Class A......    (3,470,735)       (8,071,564)       (1,649,048)       (3,482,793)
  Net investment income -- Class B......      (220,601)         (196,735)         (252,908)         (244,424)
  Net investment income -- Class C......       (36,512)          (39,362)          (95,659)         (119,136)
  Net realized gains -- Class A.........      (140,061)       (2,925,946)               --          (367,910)
  Net realized gains -- Class B.........        (8,675)          (38,935)               --           (10,112)
  Net realized gains -- Class C.........        (1,431)           (6,494)               --              (637)
  Distributions in excess of net
realized gains -- Class A...............            --          (292,913)               --                --
  Distributions in excess of net
realized gains -- Class B...............            --            (3,898)               --                --
  Distributions in excess of net
realized gains -- Class C...............            --              (650)               --                --
                                          ------------      ------------      ------------      ------------
    Total dividends and distributions to
shareholders............................    (3,878,015)      (11,576,497)       (1,997,615)       (4,225,012)
                                          ------------      ------------      ------------      ------------
Fund Share Transactions
  CLASS A
  Net proceeds from sales...............     8,337,955        17,007,814         3,437,254        12,621,718
  Reinvestment of dividends and
distributions...........................     3,118,963         9,588,703         1,160,982         2,758,350
  Cost of shares redeemed...............   (21,385,264)      (74,313,512)       (7,963,295)      (20,364,228)
                                          ------------      ------------      ------------      ------------
    Net increase (decrease) -- Class A..    (9,928,346)      (47,716,995)       (3,365,059)       (4,984,160)
                                          ------------      ------------      ------------      ------------
  CLASS B
  Net proceeds from sales...............     3,810,282         6,748,251         2,929,597         6,440,954
  Reinvestment of dividends and
   distributions........................       163,256           187,137           203,461           185,172
  Cost of shares redeemed...............      (734,031)         (964,994)         (846,378)         (800,932)
                                          ------------      ------------      ------------      ------------
  Net increase -- Class B...............     3,239,507         5,970,394         2,286,680         5,825,194
                                          ------------      ------------      ------------      ------------
  CLASS C
  Net proceeds from sales...............       668,202         1,424,484           576,084         3,141,700
  Reinvestment of dividends and
distributions...........................        36,507            46,127            40,824            93,436
  Cost of shares redeemed...............       (92,626)         (289,465)          (48,537)         (422,838)
                                          ------------      ------------      ------------      ------------
    Net increase -- Class C.............       612,083         1,181,146           568,371         2,812,298
                                          ------------      ------------      ------------      ------------
  Total net increase (decrease) in net
assets from fund share transactions.....    (6,076,756)      (40,565,455)         (510,008)        3,653,332
                                          ------------      ------------      ------------      ------------
    Total increase (decrease) in net
assets..................................    (3,243,722)      (59,224,510)        2,348,645        (6,747,186)
NET ASSETS
  Beginning of period...................   131,293,796       190,518,306        56,110,151        62,857,337
                                          ------------      ------------      ------------      ------------
  End of period (including undistributed
net investment income (loss) of
$857,581, $1,464,120; $1,269,754,
$1,291,867; $89,051, ($238,336);
$116,490, $127,460; $0, $0 and $0, $0,
respectively............................  $128,050,074      $131,293,796      $ 58,458,796      $ 56,110,151
                                          ------------      ------------      ------------      ------------
                                          ------------      ------------      ------------      ------------

APRIL 30, 1995

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Quest for Value Funds are registered under the Investment Company Act of 1940, as diversified, open-end management investment companies. Quest for Value Fund, Inc. ("Quest for Value") is a Maryland corporation. Opportunity Fund ("Opportunity"), Small Capitalization Fund ("Small Capitalization"), Growth and Income Fund ("Growth and Income"), U.S. Government Income Fund ("U.S. Government") and Investment Quality Income Fund ("Investment Quality") are five of nine funds currently offered in the Quest for Value Family of Funds, a Massachusetts business trust. Quest for Value Advisors (the "Adviser") serves as investment adviser and provides accounting and administrative services to each fund. Quest for Value Distributors (the "Distributor") serves as each fund's distributor. Both the Advisor and Distributor are majority-owned (99%) subsidiaries of Oppenheimer Capital.

    Prior to September 1, 1993, the funds issued only one class of shares which were redesignated Class A shares. Subsequent to that date all funds were authorized to issue Class A, Class B and Class C shares. Shares of each Class represent an identical interest in the investment portfolio of their respective fund and generally have the same rights, but are offered under different sales charges and distribution fee arrangements. Furthermore, Class B shares will automatically convert to Class A shares of the same fund eight years after their respective purchase.

    The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements:

    (A) VALUATION OF INVESTMENTS

    Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securites are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Directors (Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Futures contracts are valued based upon their daily settlement value as of the close of the exchange upon which they trade. OTC options are valued based upon formulas which utilize the market value of the underlying securities, strike prices and expiration dates of the options. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair values as determined in good faith under procedures established by each fund's Board of Directors (Trustees). The ability of issuers of debt securities held by the funds to meet their obligations may be affected by economic or political development in a specific state, industry or region.

    (B) FEDERAL INCOME TAXES

    It is each fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders; accordingly, no Federal income tax provision is required.

    (C) DEFERRED ORGANIZATION EXPENSES

    The following approximate costs were incurred in connection with their organization: Growth and Income -- $96,000 and Investment Quality -- $62,000. These costs have been deferred and are being amortized to expense on a
straight-line  basis  over  sixty  months  from  commencement  of  each   fund's
operations.

    (D) SECURITY TRANSACTIONS AND OTHER INCOME

    Security transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or

--------------------------------------------------------------------------------
amortized to interest income over the lives of the respective securities. Net investment income, other than class specific expenses and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets, as defined, of each class.

    (E) DIVIDENDS AND DISTRIBUTIONS

    The following table summarizes each fund's dividend and capital gain declaration policy:

                              SHORT-TERM    LONG-TERM
                   INCOME      CAPITAL       CAPITAL
                  DIVIDENDS     GAINS         GAINS
                  ---------  ------------  ------------
Quest for Value   annually     annually      annually
Opportunity       annually     annually      annually
Small
 Capitalization   annually     annually      annually
Growth and
 Income           quarterly    annually      annually
U.S. Government    daily *    quarterly      annually
Investment
 Quality           daily *     annually      annually
* paid monthly.

    Each fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains, respectively. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. Accordingly, permanent book-tax differences relating to shareholder distributions have been reclassified to paid-in-surplus. Net investment income(loss), net realized gain(loss) and net assets were not affected by this change.

    (F) WRITTEN OPTIONS ACCOUNTING POLICIES

    When a fund writes a call option or a put option, an amount equal to the premium received by the fund is included in the fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If the option expires on its stipulated expiration date or if a fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of a closing purchase tranaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. If a call option which a fund has written is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which a fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the fund purchases upon exercise of the option.

    (G) FUTURES ACCOUNTING POLICIES

    Futures contracts are agreements between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash or U.S. Government securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized appreciation or

APRIL 30, 1995

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) depreciation. When a contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and reverses any unrealized appreciation or depreciation previously recorded.

    (H) REPURCHASE AGREEMENTS

    U.S. Government enters into repurchase agreements as part of its investment program. The fund's custodian takes possession of collateral pledged by the counterparty. The collateral is marked-to-market daily to ensure that the value, plus accrued interest, is at least equal to the repurchase price. In the event of default by the obligor to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    (I) ALLOCATION OF EXPENSES

    Expenses specifically identifiable to a particular fund or class are borne by that fund or class. Other expenses are allocated to each fund or class based on its net assets in relation to the total net assets of all applicable funds or classes or on another reasonable basis. For the six months ended April 30, 1995, transfer and dividend disbursing agent fees accrued to classes A, B and C were $129,947, $12,171 and $3,822, respectively, for Quest for Value; $75,445,
$38,525  and $7,920, respectively, for Opportunity; $68,052, $19,412 and $6,216, respectively, for Small Capitalization; $27,244, $3,447 and $665, respectively, for Growth and Income; $55,832, $4,401 and $2,402, respectively, for U.S. Government and $22,873, $4,242 and $1,891, respectively, for Investment Quality Income.

2. INVESTMENT ADVISORY FEE, ACCOUNTING SERVICES FEE, DISTRIBUTION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    (a) The investment advisory fee is payable monthly to the Adviser, and is computed as a percentage of each fund's net assets as of the close of business each day at the following annual rates: 1.00% for Quest for Value, Opportunity and Small Capitalization, respectively; .85% for Growth and Income and .60% for U.S. Government and Investment Quality, respectively. For the six months ended April 30, 1995, the Adviser voluntarily waived $41,225 and $42,245 in investment advisory fees for Growth and Income and Investment Quality, respectively.

    (b) A portion of the accounting services fee for Opportunity, Small Capitalization, Growth and Income, U.S. Government and Investment Quality is payable monthly to the Adviser. These funds reimburse the Adviser for a portion of the salaries of officers and employees of Oppenheimer Capital based upon the amount of time such persons spend in providing services to each fund in accordance with the provisions of the Investment Advisory Agreement. For the six months ended April 30, 1995, the Adviser received $24,374, $26,976, $28,900, $28,155 and $25,181, respectively.

    (c) The funds have adopted a Plan and Agreement of Distribution (the "Plan") pursuant to which each fund is permitted to compensate the Distributor in connection with the distribution of fund shares. Under the Plan, the Distributor has entered into agreements with securities dealers and other financial institutions and organizations to obtain various sales-related services in rendering distribution assistance. To compensate the Distributor for the services it and other dealers under the Plan provide and for the expenses they bear under the Plan, the funds pay the Distributor compensation, accrued daily and payable monthly on each fund's average daily net assets for Class A shares at the following annual rates: .25% for Quest for Value, Opportunity and Small Capitalization, respectively, .05% for U.S. Government and .15% for Investment Quality and Growth and Income, respectively. Each fund's Class A shares also pay a service fee at the annual rate of .25%. Compensation for Class B and Class C shares of each fund is at an annual rate of .75% of average daily net assets. Each fund's Class B and Class C shares also pay a service fee at the annual rate of .25%. Distribution and service fees may be paid by the Distributor to broker dealers or others for providing personal service, maintenance of accounts and ongoing sales or shareholder support functions in connection with the distribution of fund shares. While payments under the plan may not exceed the stated percentage of average daily net assets on an annual basis, the payments are not limited to the amounts actually incurred by the Distributor.

--------------------------------------------------------------------------------

    For the six months ended April 30, 1995, distribution and service fees charged to classes A, B and C were $582,142, $90,112 and $23,001, respectively, for Quest for Value; $461,034, $320,958 and $58,350, respectively, for Opportunity; $290,811, $87,657 and $22,086, respectively, for Small Capitalization; $59,886, $16,582 and $3,024, respectively, for Growth and Income; $173,704, $42,572 and $7,103, respectively, for for U.S. Government and $89,054, $37,698 and $14,285, respectively, for Investment Quality Income.

    (d) Total brokerage commissions paid by Quest for Value, Opportunity, Small Capitalization and Growth and Income were $133,585, $220,756, $192,780 and $56,481, respectively, of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $72,545, $95,213, $87,012 and $37,521, respectively, for the six months ended April 30, 1995.

    (e) Oppenheimer & Co., Inc. has informed the funds that it received approximately $175,000, $324,000, $122,000, $15,000, $88,000 and $39,000 in
connection with the sale of Class A shares for Quest for Value, Opportunity, Small Capitalization, Growth and Income, U.S. Government and Investment Quality, respectively, for the six months ended April 30, 1995.

    The Distributor has informed the funds that it received contingent deferred sales charges on the redemption of Class C shares of approximately $200, $1,800, $700, $200, and $200 for Quest for Value, Opportunity, Small Capitalization, U.S. Government and Investment Quality, respectively, for the six months ended April 30, 1995.

    (f) The Distributor has assigned the right to receive the compensation and contingent deferred sales charge on the Class B shares to a bank in return for the banks reimbursement to the Distributor of commissions paid by the Distributor to broker/dealers on Class B shares.

3. PURCHASES AND SALES OF SECURITIES

    For the six months ended April 30, 1995, purchases and sales of investment securities, other than short-term securities, were as follows:

              QUEST FOR                    SMALL       GROWTH AND      U.S.      INVESTMENT
                VALUE     OPPORTUNITY  CAPITALIZATION    INCOME     GOVERNMENT     QUALITY
             -----------  -----------  --------------  -----------  -----------  -----------
Purchases    $38,600,646  $118,902,351 $  36,306,804   $15,994,318  $220,176,718 $3,096,231
Sales         46,184,287   20,875,977     46,436,460   19,114,061   246,008,186   1,990,980

    The following table summarizes activity in written option transactions for U.S. Government for the six months ended April 30, 1995:

                                                              CONTRACTS      PREMIUMS
                                                              ----------   ------------
Option contracts written: Outstanding beginning of period             2    $    142,188
Options written                                                      34       2,465,702
Options terminated in closing purchase transaction                  (20)     (1,501,640)
Options exercised                                                    (7)       (503,125)
Options expired                                                      (4)       (301,563)
                                                                     --
                                                                           ------------
Option contracts written: Outstanding end of period                   5    $    301,562
                                                                     --
                                                                     --
                                                                           ------------
                                                                           ------------

APRIL 30, 1995

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

4. FUND SHARE TRANSACTIONS

    The following tables summarize the fund share activity for the six months ended April 30, 1995 and the year ended October 31, 1994:

                                     QUEST FOR VALUE                   OPPORTUNITY                 SMALL CAPITALIZATION
                               ----------------------------    ----------------------------    ----------------------------
                                SIX MONTHS                      SIX MONTHS                      SIX MONTHS
                                  ENDED         YEAR ENDED        ENDED         YEAR ENDED        ENDED         YEAR
ENDED
                                APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                  1995*            1994           1995*            1994           1995*            1994
                               ------------    ------------    ------------    ------------    ------------    ------------
CLASS A
  Issued....................     1,887,076       5,077,999       3,177,603       4,781,210       1,168,097       7,804,081
  Dividends and
   distributions
   reinvested...............     1,440,961         797,941         328,864         186,714         181,647         450,409
  Redeemed..................    (2,476,129)     (6,566,112)       (928,610)     (3,470,990)     (1,357,550)     (6,835,042)
                               ------------    ------------    ------------    ------------    ------------    ------------
    Net increase
     (decrease).............       851,908        (690,172)      2,577,857       1,496,934          (7,806)      1,419,448
                               ------------    ------------    ------------    ------------    ------------    ------------
CLASS B
  Issued....................       740,489       1,020,362       2,702,721       2,145,988         308,792         936,328
  Dividends and
   distributions
   reinvested...............        94,418          10,514          98,923           6,821          26,272           9,286
  Redeemed..................      (100,601)        (44,566)       (174,841)        (54,500)       (103,762)        (50,575)
                               ------------    ------------    ------------    ------------    ------------    ------------
    Net increase............       734,306         986,310       2,626,803       2,098,309         231,302         895,039
                               ------------    ------------    ------------    ------------    ------------    ------------
CLASS C
  Issued....................       231,783         289,679         600,865         367,367         166,967         205,454
  Dividends and
   distributions
   reinvested...............        25,381           1,106          17,240           1,789           5,721           1,176
  Redeemed..................       (38,705)        (22,509)        (40,221)        (13,680)        (23,965)        (13,923)
                               ------------    ------------    ------------    ------------    ------------    ------------
    Net increase............       218,459         268,276         577,884         355,476         148,723         192,707
                               ------------    ------------    ------------    ------------    ------------    ------------
      Total net increase....     1,804,673         564,414       5,782,544       3,950,719         372,219       2,507,194
                               ------------    ------------    ------------    ------------    ------------    ------------
                               ------------    ------------    ------------    ------------    ------------    ------------

                                    GROWTH AND INCOME                U.S. GOVERNMENT                INVESTMENT
QUALITY
                               ----------------------------    ----------------------------    ----------------------------
                                SIX MONTHS                      SIX MONTHS                      SIX MONTHS
                                  ENDED         YEAR ENDED        ENDED         YEAR ENDED        ENDED         YEAR
ENDED
                                APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                  1995*            1994           1995*            1994           1995*            1994
                               ------------    ------------    ------------    ------------    ------------    ------------
CLASS A
  Issued....................       240,232         591,037         764,507       1,484,549         347,221       1,194,443
  Dividends and
   distributions
   reinvested...............       186,609         506,743         286,809         839,276         116,979         263,168
  Redeemed..................      (266,050)       (600,435)     (1,972,889)     (6,552,668)       (815,458)     (1,940,417)
                               ------------    ------------    ------------    ------------    ------------    ------------
    Net increase
     (decrease).............       160,791         497,345        (921,573)     (4,228,843)       (351,258)       (482,806)
                               ------------    ------------    ------------    ------------    ------------    ------------
CLASS B
  Issued....................       121,157         269,571         350,917         594,901         294,053         614,495
  Dividends and
   distributions
   reinvested...............        18,473          19,104          15,011          16,698          20,468          18,150
  Redeemed..................       (19,727)        (26,407)        (67,374)        (86,599)        (85,574)        (77,488)
                               ------------    ------------    ------------    ------------    ------------    ------------
    Net increase............       119,903         262,268         298,554         525,000         228,947         555,157
                               ------------    ------------    ------------    ------------    ------------    ------------
CLASS C
  Issued....................        40,779          33,894          61,226         123,553          58,013         290,357
  Dividends and
   distributions
   reinvested...............         3,054           2,697           3,354           4,123           4,105           9,047
  Redeemed..................        (2,092)           (469)         (8,544)        (25,877)         (4,928)        (41,081)
                               ------------    ------------    ------------    ------------    ------------    ------------
    Net increase............        41,741          36,122          56,036         101,799          57,190         258,323
                               ------------    ------------    ------------    ------------    ------------    ------------
      Total net increase
       (decrease)...........       322,435         795,735        (566,983)     (3,602,044)        (65,121)        330,674
                               ------------    ------------    ------------    ------------    ------------    ------------
                               ------------    ------------    ------------    ------------    ------------    ------------

 *Unaudited.

--------------------------------------------------------------------------------

5. UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

    At April 30, 1995, the composition of unrealized appreciation (depreciation) of investment securities and the cost of investments for Federal income tax purposes were as follows:

                                  APPRECIATION   (DEPRECIATION)      NET          TAX COST
                                  ------------   -------------   ------------   -------------
Quest for Value                   $51,733,096    $ (1,752,244)   $ 49,980,852   $ 231,903,854
Opportunity                        49,286,577      (1,812,363)     47,474,214     306,602,498
Small Capitalization               10,004,767      (7,766,524)      2,238,243     138,815,958
Growth and Income                   2,889,041      (1,284,031)      1,605,010      37,028,918
U.S. Government                       966,818      (8,766,967)     (7,800,149)    144,810,919
Investment Quality                  1,588,495      (2,012,166)       (423,671)     57,332,480

6. AUTHORIZED FUND SHARES AND PAR VALUE PER SHARE

                                  QUEST                          SMALL          GROWTH         U.S.       INVESTMENT
                                FOR VALUE    OPPORTUNITY    CAPITALIZATION    AND INCOME    GOVERNMENT
 QUALITY
                               -----------   ------------   ---------------   -----------   -----------   -----------
Authorized fund shares         35,000,000     unlimited        unlimited       unlimited     unlimited     unlimited
Par value per share               $1.00          $.01            $.01            $.01          $.01          $.01

7. DIVIDENDS AND DISTRIBUTIONS

    The following tables summarize the per share dividends and distributions made for the six months ended April 30, 1995 and the year ended October 31, 1994:

                                   QUEST FOR VALUE               OPPORTUNITY            SMALL CAPITALIZATION
                              -------------------------   -------------------------   -------------------------
                              SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                 ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED      YEAR ENDED
                               APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                 1995*         1994          1995*         1994          1995*         1994
                              -----------   -----------   -----------   -----------   -----------   -----------
NET INVESTMENT INCOME:
  Class A...................  $    0.083    $    0.040    $    0.117    $    0.326            --            --
  Class B...................       0.074         0.031         0.117         0.313            --            --
  Class C...................       0.081         0.033         0.117         0.312            --            --
NET REALIZED GAINS:
  Class A...................  $    0.828    $    0.469    $    0.614    $    0.219    $    0.415    $    1.331
  Class B...................       0.828         0.469         0.614         0.219         0.415         1.331
  Class C...................       0.828         0.469         0.614         0.219         0.415         1.331

                                  GROWTH AND INCOME            U.S. GOVERNMENT           INVESTMENT QUALITY
                              -------------------------   -------------------------   -------------------------
                              SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                 ENDED      YEAR ENDED       ENDED      YEAR ENDED       ENDED      YEAR ENDED
                               APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                 1995*         1994          1995*         1994          1995*         1994
                              -----------   -----------   -----------   -----------   -----------   -----------
NET INVESTMENT INCOME:
  Class A...................  $    0.182    $    0.319    $    0.322    $    0.593    $    0.362    $    0.680
  Class B...................       0.162         0.265         0.284         0.510         0.332         0.609
  Class C...................       0.142         0.261         0.279         0.509         0.329         0.608
NET REALIZED GAINS:
  Class A...................  $    0.422    $    1.669    $    0.013    $    0.213            --    $    0.069
  Class B...................       0.422         1.669         0.013         0.213            --         0.069
  Class C...................       0.422         1.669         0.013         0.213            --         0.069

 *Unaudited.

8. FINANCIAL INSTRUMENTS AND ASSOCIATED RISKS

    At April 30, 1995, U.S. Government had written options outstanding. Written options have elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The fund, as a writer of an option, has no control over whether the option is exercised. The underlying security may be sold and, as a result, the fund bears the market risk of an unfavorable change in the price of the security underlying the written option.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              INCOME FROM
                                         INVESTMENT OPERATIONS                DIVIDENDS AND DISTRIBUTIONS
                                  -----------------------------------   ---------------------------------------
                                                 Net                                  Distributions
                                              Realized                   Dividends        to
                                                 and                        to        Shareholders                 Net
                     Net Asset       Net      Unrealized                Shareholders   from Net        Total      Asset
                      Value,      Investment    Gain      Total from     from Net      Realized      Dividends    Value,
                     Beginning     Income     (Loss) on   Investment    Investment      Gain on         and       End of   Total
                     of Period     (Loss)     Investments Operations      Income      Investments   Distributions Period  Return*
Quest for Value Fund, Inc.
Class A,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                  $12.59        $ 0.06      $ 1.00        $ 1.06        $(0.08)       $(0.83)       $(0.91)   $12.74   9.52%
 YEAR ENDED
 OCTOBER 31,
  1994                 12.51          0.09        0.50          0.59         (0.04)        (0.47)        (0.51)   12.59    5.01%
  1993                 11.71          0.05        1.34          1.39         (0.05)        (0.54)        (0.59)   12.51   12.27%
  1992                 10.61          0.04        1.77          1.81         (0.07)        (0.64)        (0.71)   11.71   18.45%
  1991                  7.84          0.09        2.84          2.93         (0.16)        --            (0.16)   10.61   37.94%
  1990 (2)              9.85          0.18       (1.38)        (1.20)        (0.26)        (0.55)        (0.81)    7.84   (13.43%)
Class B,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                   12.53          0.03        0.99          1.02         (0.07)        (0.83)        (0.90)   12.65    9.23%
 YEAR ENDED
 OCTOBER 31, 1994      12.51          0.02        0.50          0.52         (0.03)        (0.47)        (0.50)   12.53    4.43%
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993              12.66(3)      (0.01)      (0.14)        (0.15)        --            --            --       12.51   (1.19%)
Class C,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                   12.52          0.03        1.00          1.03         (0.08)        (0.83)        (0.91)   12.64    9.31%
 YEAR ENDED
 OCTOBER 31, 1994      12.50          0.01        0.51          0.52         (0.03)        (0.47)        (0.50)   12.52    4.45%
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993              12.66(3)      (0.01)      (0.15)        (0.16)        --            --            --       12.50   (1.26%)

                                                   RATIOS
                               ----------------------------------------------
                                                   Ratio of Net
                       Net     Ratio of Net         Investment
                     Assets     Operating             Income
                     End of    Expenses to          (Loss) to          Portfolio
                     Period    Average Net         Average Net         Turnover
                     (000's)      Assets              Assets            Rate
Quest for Value Fund, Inc.
Class A,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                $ 251,821   1.69%(1,5)          0.97%(1,5)            17%
 YEAR ENDED
 OCTOBER 31,
  1994                238,085   1.71%               0.72%                 49%
  1993                245,320   1.75%               0.40%                 27%
  1992                142,939   1.75%               0.53%                 41%
  1991                 79,914   1.83%               1.06%                 48%
  1990 (2)             49,740   1.82%               1.71%                 51%
Class B,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                   23,805   2.21%(1,5)          0.45%(1,5)            17%
 YEAR ENDED
 OCTOBER 31, 1994      14,373   2.24%               0.14%                 49%
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993               2,015   2.27%(5)           (1.19%)(5)             27%
Class C,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                    6,375   2.24%(1,5)          0.43%(1,5)            17%
 YEAR ENDED
 OCTOBER 31, 1994       3,581   2.28%               0.09%                 49%
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993                 221   2.27%(5)           (0.90%)(5)             27%

(1) AVERAGE NET ASSETS FOR THE SIX MONTHS ENDED APRIL 30, 1995, FOR CLASSES A, B, AND C WERE $234,786,678, $18,171,756, $4,638,234, RESPECTIVELY.
(2) SHARE AND PER SHARE DATA HAVE BEEN RETROACTIVELY RESTATED TO REFLECT A 200% STOCK DIVIDEND AS OF JULY 1, 1991.

                                 INCOME FROM INVESTMENT OPERATIONS
                                -----------------------------------         DIVIDENDS AND DISTRIBUTIONS
                                               Net                    ---------------------------------------
                                            Realized                                Distributions
                                               and                     Dividends        to
                                             Unreal-                      to        Shareholders                 Net
                   Net Asset     Net In-    ized Gain                 Shareholders   from Net                   Asset
                  Value, Be-    vestment    (Loss) on   Total from     from Net      Realized     Total Divi-   Value,   Total
                  ginning of     Income        In-      Investment    Investment      Gain on      dends and    End of    Re-
                    Period       (Loss)     vestments   Operations      Income      Investments   Distributions Period   turn*
Opportunity Fund
Class A,
 SIX MONTHS
 ENDED APRIL 30,
 1995 (6)           $19.69        $ 0.12      $ 2.25        $ 2.37        $(0.12)       $(0.61)       $(0.73)   $  21.33    12.66%
 YEAR ENDED
 OCTOBER 31,
  1994               18.71          0.18        1.35          1.53         (0.33)        (0.22)        (0.55)      19.69     8.41%
  1993               16.73          0.35        2.02          2.37         (0.07)        (0.32)        (0.39)      18.71    14.34%
  1992               14.29          0.09        2.93          3.02         (0.03)        (0.55)        (0.58)      16.73    21.93%
  1991                9.74          0.03        4.78          4.81         (0.23)        (0.03)        (0.26)      14.29    50.44%
  1990               11.59          0.25       (1.64)        (1.39)        (0.22)        (0.24)        (0.46)       9.74   (12.62%)
Class B,
 SIX MONTHS
 ENDED APRIL 30,
 1995 (6)            19.59          0.07        2.23          2.30         (0.12)        (0.61)        (0.73)      21.16    12.36%
 YEAR ENDED
 OCTOBER 31,
 1994                18.70          0.08        1.34          1.42         (0.31)        (0.22)        (0.53)      19.59     7.84%
 SEPTEMBER 2,
 1993 (4) TO
 OCTOBER 31,
 1993                18.73(3)       0.02       (0.05)        (0.03)        --            --            --          18.70    (0.16%)
Class C,
 SIX MONTHS
 ENDED APRIL 30,
 1995 (6)            19.58          0.07        2.23          2.30         (0.12)        (0.61)        (0.73)      21.15    12.37%
 YEAR ENDED
 OCTOBER 31,
 1994                18.70          0.08        1.33          1.41         (0.31)        (0.22)        (0.53)      19.58     7.78%
 SEPTEMBER 2,
 1993 (4) TO
 OCTOBER 31,
 1993                18.73(3)       0.02       (0.05)        (0.03)        --            --            --          18.70    (0.16%)

                                               RATIOS
                             -------------------------------------------
                                                Ratio of
                              Ratio of             Net
                     Net         Net           Investment
                   Assets     Operating          Income
                   End of    Expenses to        (Loss) to        Portfolio
                   Period    Average Net       Average Net       Turnover
Opportunity Fund   (000's)     Assets            Assets           Rate
Class A,
 SIX MONTHS
 ENDED APRIL 30,
 1995 (6)         $ 231,881      1.71%(1,5)        1.25%(1,5)       10%
 YEAR ENDED
 OCTOBER 31,
  1994              163,340      1.78%             0.96%            42%
  1993              127,225      1.83%             2.69%            24%
  1992               40,563      2.27%             0.72%            32%
  1991                8,446      2.35%(2)          0.30%(2)         88%
  1990                4,570      2.00%(2)          2.30%(2)        206%
Class B,
 SIX MONTHS
 ENDED APRIL 30,
 1995 (6)           102,353      2.24%(1,5)        0.75%(1,5)       10%
 YEAR ENDED
 OCTOBER 31,
 1994                43,317      2.34%             0.43%            42%
 SEPTEMBER 2,
 1993 (4) TO
 OCTOBER 31,
 1993                 2,115      2.52%(5)          1.32%(5)         24%
Class C,
 SIX MONTHS
 ENDED APRIL 30,
 1995 (6)            20,091      2.26%(1,5)        0.73%(1,5)       10%
 YEAR ENDED
 OCTOBER 31,
 1994                 7,289      2.35%             0.43%            42%
 SEPTEMBER 2,
 1993 (4) TO
 OCTOBER 31,
 1993                   313      2.52%(5)          1.13%(5)         24%

(1) AVERAGE NET ASSETS FOR THE SIX MONTHS ENDED APRIL 30, 1995, FOR CLASSES A, B, AND C WERE $185,941,734, $64,723,666, $11,766,750, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED ITS FEES AND REIMBURSED THE FUND FOR A PORTION OF ITS OPERATING EXPENSES. IF SUCH WAIVERS AND REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 3.33% AND (0.68%), RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1991 AND 3.69% AND 0.61%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1990.
------------------------------
(3)  OFFERING PRICE.
(4)  INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(5)  ANNUALIZED.
(6)  UNAUDITED.
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, BUT DOES NOT REFLECT DEDUCTIONS FOR SALES CHARGES. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

--------------------------------------------------------------------------------

                                              INCOME FROM
                                         INVESTMENT OPERATIONS                DIVIDENDS AND DISTRIBUTIONS
                                  -----------------------------------   ---------------------------------------
                                                 Net                                  Distributions
                                              Realized                                to
                                                 and                     Dividends    Shareholders
                                              Unrealized                    to         from Net                    Net
                     Net Asset       Net        Gain                    Shareholders   Realized        Total      Asset
                      Value,      Investment   (Loss)     Total from     from Net        Gain        Dividends    Value,
                     Beginning     Income        on       Investment    Investment        on            and       End of   Total
                     of Period     (Loss)     Investments Operations      Income      Investments   Distributions Period  Return*
Small Capitalization Fund
Class A,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                  $16.33        $ 0.05      $ 0.22        $ 0.27        $--           $(0.42)       $(0.42)   $16.18   1.71%
 YEAR ENDED
 OCTOBER 31,
  1994                 17.68         (0.03)       0.01         (0.02)        --            (1.33)        (1.33)   16.33    0.04%
  1993                 14.60         (0.04)       4.26          4.22         --            (1.14)        (1.14)   17.68   30.21%
  1992                 13.52          0.00        1.50          1.50         --            (0.42)        (0.42)   14.60   11.60%
  1991                  8.80         (0.05)       4.85          4.80         (0.08)        --            (0.08)   13.52   55.01%
  1990                 10.91          0.07       (2.04)        (1.97)        (0.08)        (0.06)        (0.14)    8.80   (18.33%)
Class B,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                   16.24         (0.01)       0.22          0.21         --            (0.42)        (0.42)   16.03    1.35%
 YEAR ENDED
 OCTOBER 31, 1994      17.66         (0.11)       0.02         (0.09)        --            (1.33)        (1.33)   16.24   (0.39%)
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993              17.19(3)      (0.02)       0.49          0.47         --            --            --       17.66    2.73%
Class C,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                   16.23          0.00        0.22          0.22         --            (0.42)        (0.42)   16.03    1.41%
 YEAR ENDED
 OCTOBER 31, 1994      17.67         (0.13)       0.02         (0.11)        --            (1.33)        (1.33)   16.23   (0.51%)
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993              17.19(3)      (0.02)       0.50          0.48         --            --            --       17.67    2.79%

                                                   RATIOS
                               ----------------------------------------------
                                                   Ratio of Net
                       Net     Ratio of Net         Investment
                     Assets     Operating             Income
                     End of      Expenses             (Loss)           Portfolio
                     Period     to Average          to Average         Turnover
                     (000's)    Net Assets          Net Assets          Rate
Small Capitalization Fund
Class A,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                $ 118,909   1.80%(1,5)          0.56%(1,5)            29%
 YEAR ENDED
 OCTOBER 31,
  1994                120,102   1.88%              (0.14%)                67%
  1993                104,898   1.89%              (0.36%)                74%
  1992                 39,693   2.11%              (0.04%)                95%
  1991                 20,686   2.25%(2)           (0.41%)(2)            103%
  1990                  1,880   2.00%(2)            0.71%(2)              18%
Class B,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                   19,564   2.37%(1,5)         (0.01%)(1,5)           29%
 YEAR ENDED
 OCTOBER 31, 1994      16,144   2.48%              (0.70%)                67%
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993               1,754   2.57%(5)           (1.15%)(5)             74%
Class C,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                    5,670   2.35%(1,5)         (0.01%)(1,5)           29%
 YEAR ENDED
 OCTOBER 31, 1994       3,344   2.59%              (0.81%)                67%
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993                 235   2.57%(5)           (1.20%)(5)             74%

(1) AVERAGE NET ASSETS FOR THE SIX MONTHS ENDED APRIL 30, 1995, FOR CLASSES A, B, AND C WERE $117,288,229, $17,676,777, $4,453,700, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED ITS FEES AND REIMBURSED THE FUND FOR A PORTION OF ITS OPERATING EXPENSES. IF SUCH WAIVERS AND REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 3.27% AND (1.43%), RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1991 AND 5.82% AND (3.11%), RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1990.

Growth and Income Fund

                                              INCOME FROM
                                         INVESTMENT OPERATIONS                DIVIDENDS AND DISTRIBUTIONS
                                  -----------------------------------   ---------------------------------------
                                                 Net                                  Distributions
                                              Realized                                to
                                                 and                     Dividends    Shareholders
                                              Unrealized                    to         from Net                    Net
                     Net Asset       Net        Gain                    Shareholders   Realized        Total      Asset
                      Value,      Investment   (Loss)     Total from     from Net        Gain        Dividends    Value,
                     Beginning     Income        on       Investment    Investment        on            and       End of   Total
                     of Period     (Loss)     Investments Operations      Income      Investments   Distributions Period  Return*
Growth and Income Fund
Class A,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                  $10.09        $ 0.18      $ 0.67        $ 0.85        $(0.18)       $(0.42)       $(0.60)   $10.34   9.11%
 YEAR ENDED
 OCTOBER 31,
  1994                 11.24          0.32        0.55          0.87         (0.32)        (1.70)        (2.02)   10.09    8.64%
  1993                 10.80          0.30        0.73          1.03         (0.26)        (0.33)        (0.59)   11.24    9.93%
 NOVEMBER 4, 1991
 (7) TO OCTOBER
 31, 1992              10.00(3)       0.28        0.80          1.08         (0.28)        --            (0.28)   10.80   10.84%
Class B,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                   10.07          0.16        0.66          0.82         (0.16)        (0.42)        (0.58)   10.31    8.79%
 YEAR ENDED
 OCTOBER 31, 1994      11.23          0.25        0.56          0.81         (0.27)        (1.70)        (1.97)   10.07    7.96%
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993              11.21(3)       0.04        0.05          0.09         (0.07)        --            (0.07)   11.23    0.81%
Class C,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                   10.07          0.14        0.67          0.81         (0.14)        (0.42)        (0.56)   10.32    8.67%
 YEAR ENDED
 OCTOBER 31, 1994      11.23          0.24        0.56          0.80         (0.26)        (1.70)        (1.96)   10.07    7.91%
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993              11.21(3)       0.04        0.05          0.09         (0.07)        --            (0.07)   11.23    0.81%

                                                   RATIOS
                               ----------------------------------------------
                                                   Ratio of Net
                       Net     Ratio of Net         Investment
                     Assets     Operating             Income
                     End of      Expenses             (Loss)           Portfolio
                     Period     to Average          to Average         Turnover
                     (000's)    Net Assets          Net Assets          Rate
Growth and Income Fund
Class A,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                $  32,969   1.92%(1,2,5)        3.78%(1,2,5)          63%
 YEAR ENDED
 OCTOBER 31,
  1994                 30,576   1.86%(2)            3.16%(2)             113%
  1993                 28,466   1.90%(2)            2.66%(2)             192%
 NOVEMBER 4, 1991
 (7) TO OCTOBER
 31, 1992               8,057   2.23%(2,5)          2.73%(2,5)            77%
Class B,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                    4,231   2.49%(1,2,5)        3.25%(1,2,5)          63%
 YEAR ENDED
 OCTOBER 31, 1994       2,928   2.47%(2)            2.53%(2)             113%
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993                 319   2.49%(2,5)          1.83%(2,5)           192%
Class C,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                      897   2.77%(1,2,5)        3.00%(1,2,5)          63%
 YEAR ENDED
 OCTOBER 31, 1994         455   2.62%(2)            2.39%(2)             113%
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993                 102   2.49%(2,5)          2.18%(2,5)           192%

(1) AVERAGE NET ASSETS FOR THE SIX MONTHS ENDED APRIL 30, 1995, FOR CLASSES A, B, AND C WERE $30,191,320, $3,343,785, $609,761, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED A PORTION OF ITS FEES. IF SUCH WAIVER HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR CLASS A WOULD HAVE BEEN 2.17% AND 3.53%, ANNUALIZED, RESPECTIVELY, FOR THE SIX MONTHS ENDED APRIL 30, 1995, 2.32% AND 2.70%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1994 AND 2.18% AND 2.38%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1993 AND 2.98% AND 1.98%, ANNUALIZED, RESPECTIVELY, FOR THE PERIOD NOVEMBER 4, 1991 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1992. THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.73% AND 3.01%, ANNUALIZED, RESPECTIVELY, FOR CLASS B AND 3.00% AND 2.77%, ANNUALIZED, RESPECTIVELY, FOR CLASS C, FOR THE SIX MONTHS ENDED APRIL 30, 1995, 2.93% AND 2.07%, RESPECTIVELY, FOR CLASS B AND 3.10% AND 1.91%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1994 AND 2.88% AND 1.44%, ANNUALIZED, RESPECTIVELY, FOR CLASS B AND 2.87% AND 1.80%, ANNUALIZED, RESPECTIVELY, FOR CLASS C, FOR THE PERIOD SEPTEMBER 2, 1993 (INITIAL OFFERING) TO OCTOBER 31, 1993.
------------------------------
(3)  OFFERING PRICE.
(4)  INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(5)  ANNUALIZED.
(6)  UNAUDITED.
(7)  COMMENCEMENT OF OPERATIONS.
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, BUT DOES NOT REFLECT DEDUCTIONS FOR SALES CHARGES. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              INCOME FROM
                                         INVESTMENT OPERATIONS                DIVIDENDS AND DISTRIBUTIONS
                                  -----------------------------------   ---------------------------------------
                                                 Net                                  Distributions
                                              Realized                   Dividends        to
                                                 and                        to        Shareholders                 Net
                     Net Asset       Net      Unrealized                Shareholders   from Net        Total      Asset
                      Value,      Investment    Gain      Total from     from Net      Realized      Dividends    Value,
                     Beginning     Income     (Loss) on   Investment    Investment      Gain on         and       End of   Total
                     of Period     (Loss)     Investments Operations      Income      Investments   Distributions Period  Return*
U.S. Government Income F und
Class A,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                  $10.79        $ 0.32      $ 0.26        $ 0.58        $(0.32)       $(0.01)       $(0.33)   $11.04   5.50%
 YEAR ENDED
 OCTOBER 31,
  1994                 12.08          0.59       (1.08)        (0.49)        (0.59)        (0.21)        (0.80)   10.79   (4.15%)
  1993                 11.92          0.65        0.35          1.00         (0.68)        (0.16)        (0.84)   12.08    8.55%
  1992                 11.80          0.74        0.18          0.92         (0.74)        (0.06)        (0.80)   11.92    7.98%
  1991                 11.35          0.85        0.61          1.46         (0.86)        (0.15)        (1.01)   11.80   13.40%
  1990                 11.50          0.93       (0.06)         0.87         (0.93)        (0.09)        (1.02)   11.35    7.98%
Class B,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                   10.79          0.28        0.26          0.54         (0.28)        (0.01)        (0.29)   11.04    5.14%
 YEAR ENDED
 OCTOBER 31, 1994      12.08          0.51       (1.08)        (0.57)        (0.51)        (0.21)        (0.72)   10.79   (4.84%)
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993              12.13(3)       0.08       (0.04)         0.04         (0.08)        (0.01)        (0.09)   12.08    0.29%
Class C,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                   10.79          0.28        0.26          0.54         (0.28)        (0.01)        (0.29)   11.04    5.09%
 YEAR ENDED
 OCTOBER 31, 1994      12.08          0.51       (1.08)        (0.57)        (0.51)        (0.21)        (0.72)   10.79   (4.84%)
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993              12.13(3)       0.08       (0.04)         0.04         (0.08)        (0.01)        (0.09)   12.08    0.34%

                                                   RATIOS
                               ----------------------------------------------
                                                   Ratio of Net
                       Net     Ratio of Net         Investment
                     Assets     Operating             Income
                     End of      Expenses             (Loss)           Portfolio
                     Period     to Average          to Average         Turnover
                     (000's)    Net Assets          Net Assets          Rate
U.S. Government Income Fund
Class A,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                $ 115,898   1.27%(1,5)          5.99%(1,5)           205%
 YEAR ENDED
 OCTOBER 31,
  1994                123,257   1.20%(2)            5.19%(2)             126%
  1993                189,091   1.15%(2)            5.33%(2)             315%
  1992                151,197   1.15%(2)            6.26%(2)             207%
  1991                 82,400   1.15%(2)            7.24%(2)             309%
  1990                 52,742   1.15%(2)            8.21%(2)             101%
Class B,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                   10,280   1.93%(1)            5.18%(1)             205%
 YEAR ENDED
 OCTOBER 31, 1994       6,813   1.92%(2)            4.53%(2)             126%
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993               1,286   1.85%(2,5)          3.07%(2,5)           315%
Class C,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                    1,872   2.05%(1)            5.14%(1)             205%
 YEAR ENDED
 OCTOBER 31, 1994       1,224   1.94%(2)            4.57%(2)             126%
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993                 141   1.85%(2,5)          3.89%(2,5)           315%

(1) AVERAGE NET ASSETS FOR THE SIX MONTHS ENDED APRIL 30, 1995, FOR CLASSES A, B, AND C WERE $116,762,622, $8,585,009, $1,432,342, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED A PORTION OF ITS FEES. IF SUCH WAIVERS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR CLASS A WOULD HAVE BEEN 1.23% AND 5.16%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1994, 1.20% AND 5.28%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1993, 1.17% AND 6.24%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1992, 1.46% AND 6.93%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1991 AND 1.44% AND 7.92%,
     RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1990. THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.93% AND 4.52%, RESPECTIVELY, FOR CLASS B AND 1.95% AND 4.56%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1994 AND 1.96% AND 2.96%, ANNUALIZED, RESPECTIVELY, FOR CLASS B AND 1.96% AND 3.78%, ANNUALIZED, RESPECTIVELY, FOR CLASS C, FOR THE PERIOD SEPTEMBER 2, 1993 (INITIAL OFFERING) TO OCTOBER 31, 1993.

                                              INCOME FROM
                                         INVESTMENT OPERATIONS                DIVIDENDS AND DISTRIBUTIONS
                                  -----------------------------------   ---------------------------------------

                                                 Net                                  Distributions
                                              Realized                   Dividends        to
                                                 and                        to        Shareholders                 Net
                     Net Asset       Net      Unrealized                Shareholders   from Net        Total      Asset
                      Value,      Investment    Gain      Total from     from Net      Realized      Dividends    Value,
                     Beginning     Income     (Loss) on   Investment    Investment      Gain on         and       End of   Total
                     of Period     (Loss)     Investments Operations      Income      Investments   Distributions Period  Return*
Investment Quality Income Fund
Class A,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                  $ 9.67        $ 0.36      $ 0.52        $ 0.88        $(0.36)       $--           $(0.36)   $10.19   9.28%
 YEAR ENDED
 OCTOBER 31,
  1994                 11.49          0.68       (1.75)        (1.07)        (0.68)        (0.07)        (0.75)    9.67   (9.61%)
  1993                 10.36          0.68        1.19          1.87         (0.68)        (0.06)        (0.74)   11.49   18.64%
  1992                 10.06          0.80        0.30          1.10         (0.80)        --            (0.80)   10.36   11.21%
 DECEMBER 18, 1990
 (7) TO OCTOBER
 31, 1991              10.00(3)       0.71        0.06          0.77         (0.71)        --            (0.71)   10.06    8.11%
Class B,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                    9.67          0.33        0.52          0.85         (0.33)        --            (0.33)   10.19    8.96%
 YEAR ENDED
 OCTOBER 31, 1994      11.49          0.61       (1.75)        (1.14)        (0.61)        (0.07)        (0.68)    9.67   (10.22%)
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993              11.52(3)       0.08       (0.03)         0.05         (0.08)        --            (0.08)   11.49    0.45%
Class C,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                    9.67          0.33        0.52          0.85         (0.33)        --            (0.33)   10.19    8.92%
 YEAR ENDED
 OCTOBER 31, 1994      11.49          0.61       (1.75)        (1.14)        (0.61)        (0.07)        (0.68)    9.67   (10.23%)
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993              11.52(3)       0.09       (0.03)         0.06         (0.09)        --            (0.09)   11.49    0.55%

                                                   RATIOS
                               ----------------------------------------------
                                                   Ratio of Net
                       Net     Ratio of Net         Investment
                     Assets     Operating             Income
                     End of      Expenses             (Loss)           Portfolio
                     Period     to Average          to Average         Turnover
                     (000's)    Net Assets          Net Assets          Rate
Investment Quality Income Fund
Class A,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                $  45,860   1.41%(1,2,5)        7.41%(1,2,5)           4%
 YEAR ENDED
 OCTOBER 31,
  1994                 46,922   1.29%(2)            6.47%(2)              33%
  1993                 61,288   1.20%(2)            6.07%(2)              12%
  1992                 29,701   0.95%(2)            7.62%(2)              18%
 DECEMBER 18, 1990
 (7) TO OCTOBER
 31, 1991              17,235   0.82%(2,5)          8.25%(2,5)            19%
Class B,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                    9,293   2.01%(1,2,5)        6.71%(1,2,5)           4%
 YEAR ENDED
 OCTOBER 31, 1994       6,605   1.92%(2)            5.85%(2)              33%
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993               1,468   1.84%(2,5)          3.68%(2,5)            12%
Class C,
 SIX MONTHS ENDED
 APRIL 30, 1995
 (6)                    3,306   2.07%(1,2,5)        6.70%(1,2,5)           4%
 YEAR ENDED
 OCTOBER 31, 1994       2,583   1.90%(2)            6.01%(2)              33%
 SEPTEMBER 2, 1993
 (4) TO OCTOBER
 31, 1993                 101   1.84%(2,5)          4.83%(2,5)            12%

(1) AVERAGE NET ASSETS FOR THE SIX MONTHS ENDED APRIL 30, 1995, FOR CLASSES A, B, AND C WERE $44,895,780, $7,602,107, $2,880,817, RESPECTIVELY.
(2) DURING THE PERIODS PRESENTED ABOVE, THE ADVISER VOLUNTARILY WAIVED ALL OR A PORTION OF ITS FEES AND REIMBURSED THE FUND FOR A PORTION OF ITS OPERATING EXPENSES. IF SUCH WAIVERS AND REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR CLASS A WOULD HAVE BEEN 1.26% AND 7.56%, ANNUALIZED, RESPECTIVELY, FOR THE SIX MONTHS ENDED APRIL 30, 1995, 1.59% AND 6.17%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1994, 1.50% AND 5.77%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1993, 1.72% AND 6.85%, RESPECTIVELY, FOR THE YEAR ENDED OCTOBER 31, 1992, AND 2.11% AND 6.96%, ANNUALIZED, RESPECTIVELY, FOR THE PERIOD DECEMBER 18, 1990 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1991. THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE NET ASSETS AND THE RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.86% AND 6.86%, ANNUALIZED, RESPECTIVELY, FOR CLASS B AND 1.92% AND 6.85%, ANNUALIZED, RESPECTIVELY FOR CLASS C, FOR THE SIX MONTHS ENDED APRIL 30, 1995, 2.23% AND 5.54%, RESPECTIVELY, FOR CLASS B AND 2.21% AND 5.70%, RESPECTIVELY, FOR CLASS C, FOR THE YEAR ENDED OCTOBER 31, 1994 AND 2.07% AND 3.45%, ANNUALIZED, RESPECTIVELY, FOR CLASS B AND 2.06% AND 4.61%, ANNUALIZED, RESPECTIVELY, FOR CLASS C FOR THE PERIOD SEPTEMBER 2, 1993 (INITIAL OFFERING) TO OCTOBER 31, 1993.
------------------------------
(3)  OFFERING PRICE.
(4)  INITIAL OFFERING OF CLASS B AND CLASS C SHARES.
(5)  ANNUALIZED.
(6)  UNAUDITED.
(7)  COMMENCEMENT OF OPERATIONS.
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, BUT DOES NOT REFLECT DEDUCTIONS FOR SALES CHARGES. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Growth & Income Value Fund
Two World Trade Center
New York, NY 10048-0203
1-800-525-7048

Investment Adviser
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Sub-Adviser
OpCap Advisors
One World Financial Center
New York, New York 10281

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

Independent Auditors
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

Legal Counsel
Gordon Altman Butowsky Weitzen
  Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Additional Statement, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state. LOF23/QUEST/comb-SAI.B#1

OPPENHEIMER QUEST OFFICERS VALUE FUND

Two World Trade Center, New York, New York 10048
1-800-525-7048

Statement of Additional Information dated November 24, 1995



This Statement of Additional Information (the "Additional Statement") is not a Prospectus. Investors should understand that this Additional State-ment should be read in conjunction with the Prospectus dated November 24, 1995 (the "Prospectus") of Oppenheimer Quest Officers Value Fund (the "Fund"), which may be obtained by written request to Oppenheimer Shareholder Services ("OSS"), P.O. Box 5270, Denver, Colorado 80217.

Contents

                                                                    Page

Investment Policies and Special Investment Methods . . . . . . . . . . 2
Risks of Stock Index Futures and Related Options . . . . . . . . . . . 6
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . 8
Principal Holders of Securities. . . . . . . . . . . . . . . . . . . . 9
Trustees and Officers. . . . . . . . . . . . . . . . . . . . . . . . . 9
Investment Management and Other Services . . . . . . . . . . . . . . .12
Distribution and Service Plans . . . . . . . . . . . . . . . . . . . .17
Determination of Net Asset Value . . . . . . . . . . . . . . . . . . .19
Total Return and Tax Information . . . . . . . . . . . . . . . . . . .19
Additional Information . . . . . . . . . . . . . . . . . . . . . . . .23
Appendix A-Ratings . . . . . . . . . . . . . . . . . . . . . . . . . A-1
Appendix B-Financial Statements. . . . . . . . . . . . . . . . . . . B-1

           INVESTMENT POLICIES AND SPECIAL INVESTMENT METHODS


     The investment objectives and policies of the Fund are described in the Prospectus. In seeking to achieve its objectives, the Fund may use the following investment methods.

     Borrowing. The Fund may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks on an unsecured basis at fixed rates of interest and investing the borrowed funds. Any such borrowing will be made only from banks, and will only be made to the extent that the value of the Fund's assets, less its liabilities (other than such borrowings) is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets computed as above should fail to meet the 300% coverage described above, the Fund, within three days, is required to reduce its bank debt to the extent necessary to meet such asset coverage and may have to sell a portion of its investments at a time when independent investment judgement would not dictate such action.

     Interest paid on money borrowed is an expense of the Fund which it would not otherwise incur so that it may have little or no net investment income when its borrowings are substantial.

     Borrowing for investment increases both investment opportunity and investment risk. Since substantially all of the Fund's assets fluctuate in value, and the obligation resulting from borrowing is fixed, the net asset value per share of the Fund will tend to increase more when the portfolio assets increase in value, and decrease more when the portfolio assets decrease in value, than would otherwise be the case if no borrowing had been done. This is the speculative factor known as leverage; such borrowings will be used only for the purchase of securities.

     Investment in Warrants. The Fund may not invest more than 5% of its total assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities). Of such 5%, not more than 2% of the total assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants are basically an option to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

     Restricted Securities. From time to time, the Fund may invest in securities the disposition of which would be subject to legal restrictions. It may be difficult to sell such securities at a price representing, in the opinion of the Advisor, their fair value until such time as such securities may be sold publicly. Whether the Fund or the issuer or seller of the restricted securities will pay the expenses of their registration under the Securities Act of 1933 will in each case be the subject of negotiation at the time the securities are purchased. The Fund will ordinarily acquire the right to have such securities registered within some specified period of time.

     When registration is required, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent the sale of such securities at a time when such sale would otherwise be desirable.

     No restricted securities for which there is no readily available market ("illiquid securities") will be acquired which at the time of acquisition will cause the aggregate current value of restricted securities (including private placements and repurchase transactions maturing beyond seven days) to exceed 15% of the value of the Fund's net assets. When as a result of either the increase in the value of some or all of the restricted and illiquid securities held, or the diminution in the value of unrestricted marketable securities in the portfolio, the restricted and illiquid securities come to represent a larger percentage of the value of the Fund's net assets, the Fund's Advisor will consider appropriate steps to protect the Fund's flexibility.

     Investment in Small Unseasoned Companies. Assets of the Fund may be invested in securities of small, unseasoned companies as well as those of large and well-known companies. The former may have a limited trading market, which may adversely affect their disposition by the Fund and can result in their shares being priced at a lower level than might otherwise be the case. In addition, there are other investment companies (including those advised by the Advisor's affiliates) and other investment media engaged in trading this type of security and, to the extent that these organizations trade in the same securities, the Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained. The Fund will not make investments that will result in more than 15% of the Fund's net assets (at the time of purchase) being invested in securities of companies that have operated less than three years, including the operation of predecessors.

     Investment in Foreign Securities. The Fund may purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American depository receipts listed on a domestic securities exchange or traded in the United States' over-the-counter market. There is no limit on the amount of such foreign securities that the Fund might acquire. The Fund does not intend to speculate in foreign currency nor invest in foreign currency contracts. The Fund will only hold foreign currency in connection with the purchase or sale of securities on a foreign securities exchange. To the extent that foreign currency is so held, there may be a risk due to foreign currency exchange rate fluctuations. Such foreign currency and foreign securities will be held by the Fund's custodian bank, or by a foreign branch of a U.S. bank, acting as subcustodian. The custodian bank will hold such foreign securities pursuant to such arrangements as are permitted by applicable foreign and domestic law and custom. In connection with purchases on foreign securities exchanges, although the Fund may purchase securities issued by companies in any country, developed or underdeveloped, the Fund does not presently intend to purchase securities issued by companies in underdeveloped countries.

     Investments in foreign companies involve certain considerations which are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations (e.g. currency blockage). The Fund may bear a transaction charge in connection with the exchange of currency. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are generally not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Most foreign stock markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of foreign stock exchanges, brokers, and listed companies than there is in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect investment in securities of issuers located in those countries. Individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. If it should become necessary, the Fund would normally encounter greater difficulties in commencing a lawsuit against the issuer of a foreign security that it would against a United States issuer.

     Risks of Options on Indices. The Fund's purchase and sale of options on indices will be subject to certain risks, notwithstanding the use of such options solely to hedge the value of the Fund's equity portfolio.
The index option hedging strategy to be employed by the Advisor will involve primarily the purchase of put options against indices which, in the Advisor's opinion, will be affected by market conditions in a substantially similar fashion to the Fund's equity portfolio. Put options will be sold only to close out long positions. Price movements in the Fund's portfolio probably will not correlate exactly to movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may decrease more than the corresponding value of the long index put option position may increase.
It is also possible that the price of the index may rise while the value of the Fund portfolio may fall. If this happened the Fund would experience a loss on the value of its portfolio which is not offset by an increase in the value of its hedging option position. However, the Advisor believes that the value of a diversified Fund portfolio, will, over time, tend to move in the same direction as the market and that movements in the value of the Fund in the opposite direction as the market will be likely to occur only for a short period or to a small degree.

     Index prices may be distorted if trading or certain stocks included in the indices is interrupted. Trading in index options also may be interrupted in certain circumstances such as if trading is halted in a substantial number of stocks included in the index. If this occurred the Fund would not be able to close out options which it had purchased, which could result in losses to the Fund if the underlying index moved adversely before trading resumed. However, it is the Fund's policy to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

     The purchase of an index option may also be subject to a timing risk. If an option is exercised before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out of the money (i.e. the exercising of the option would result in a loss not a gain) the holder would be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate the risk entirely because the exercise cutoff time for index options may be different than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise its option.

     Although the markets for certain option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the opinion of the Advisor, the market for such option has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

     Lower Rated Bonds. The Fund may invest up to 25% of its assets in bonds rated below Baa3 by Moody's Investors Service Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") (commonly known as "junk bonds"). Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities and are considered speculative by those rating agencies. Junk bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on (i) the high yield bond market, (ii) the value of high yield securities and
(iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for junk bonds may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its junk bond investments accu-rately and rely more heavily on the judgment of the Fund's Board of Trustees. Prices for junk bonds also may be affected by legislative and regulatory developments. For example, new federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, may depress the prices of outstanding junk bonds.

     Additional Risks. Securities in which the Fund may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and shareholders, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both or imposing other constraints upon en-forcement of such obligations.

     Investment in Other Investment Companies. The Fund has no present intention of investing in the securities of other investment companies.

     Securities Loans. The Fund may loan its portfolio securities. The Fund may call the loans at any time on three days notice and reacquire the underlying securities. The Fund would receive the cash equivalent of the interest or dividends paid by the issuer on the securities loan and would have the right to receive the interest on investment of the cash collateral in short-term debt instruments. A portion of either or both kinds of such interest may be paid to the borrower of such securities.
The Fund would continue to retain any voting rights with respect to the securities.

     Repurchase Agreements. The Fund's Board of Trustees has established procedures pursuant to which OpCap Advisors will monitor the creditworthiness of dealers and banks with which the Fund enters into repurchase agreement transactions.

            RISKS OF STOCK INDEX FUTURES AND RELATED OPTIONS

     Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit with its broker an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This is known as initial margin. Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. In addition, because under current futures industry practice daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of the contract to its broker. Such payments would be required where during the term of a stock index futures contract purchased by the Fund, the price of the underlying stock index declined, thereby making the Fund's position less valuable. In all instances involving the purchase of stock index futures contracts by the Fund resulting in a net long position, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian to collateralize the position and thereby insure that the use of such futures is unleveraged. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract.

     There are several risks in connection with the use of stock index futures in the Fund as a hedging device. One risk arises because of the imperfect correlation between the price of the stock index future and the price of the securities which are the subject of the hedge. This risk of imperfect correlation increases as the composition of the Fund portfolio diverges from the securities included in the applicable stock index. The price of the stock index future may move more than or less than the price of the securities being hedged. If the price of the stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction this advantage will be partially offset by the future. If the price of the futures moves more than the price of the stock the Fund will experience a loss or a gain on the future which will be completely offset by movement in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the index. Conversely, the Fund may buy or sell fewer stock index futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the stock index. It is possible that where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. While this should occur, if at all, for a very brief period or to a very small degree, OpCap Advisors believes that over time the value of the portfolio will tend to move in the same direction as the market indices upon which the futures are based. It is also possible that if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stock which it had hedged because it will have offsetting losses in its futures positions.
In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be but will not necessarily be, at increased prices which reflect the rising market. The Fund may also have to sell securities at a time when it may be disadvantageous to do so.

     Where futures are purchased to hedge against a possible increase in the price of stocks before the Fund is able to invest its cash (or cash equivalents) in stock (or options) in an orderly fashion, it is possible the market may decline instead. If the Fund then concluded to not invest in stock or options at the time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, the value of stock index futures contracts as a hedging device may be reduced.

     Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, as with stock options, there is no assurance that a liquid secondary market or an exchange or board of trade will exist for any particular contract or at any particular time. In such event it may not be possible to close a futures position and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     In addition, if the Fund has insufficient cash it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it is disadvantageous to do so.

                         INVESTMENT RESTRICTIONS

     The Fund's significant investment restrictions are described in the Prospectus. The following are also fundamental policies and cannot be changed without shareholder approval. Under these additional restrictions, the Fund cannot:

     (a) Invest in real estate or interests in real estate (including limited partnership interests), but may purchase readily marketable securities of companies holding real estate or interests therein;

     (b)  Purchase securities on margin;

     (c) Underwrite securities of other companies, except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities held in its own portfolio (except that the Fund may in the future invest all of its investable assets in an open-end management investment company with substantially the same investment objective and restrictions as the Fund);

     (d)  Mortgage, hypothecate or pledge any of its assets;

     (e) Invest or hold securities of any issuer if those Officers and Trustees of the Fund or the Manager or the Subadvisor owning individually more then 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer; or

     (f) Invest in companies for the primary purpose of acquiring control or management thereof (except that the Fund may in the future invest all of its investable assets in an open-end management investment company with substantially the same investment objective and restrictions as the Fund);

     (g) Invest in physical commodities or physical commodity contracts, or speculate in financial commodity contracts, but may purchase and sell stock futures contracts and options on such futures contracts exclusively for hedging purposes;

     (h) Write, purchase or sell puts, calls, or combinations thereof on individual stocks, but may purchase or sell exchange traded put and call options on stock indices to protect the Fund's assets.

     Although not a fundamental policy, in order to comply with a state's securities laws, the Fund has agreed not to make loans to any person or individual (except that portfolio securities may be loaned within the limitations set forth in the Prospectus), not to make short sales of securities except "against-the-box" and not to invest in interests in oil, gas or other mineral exploration or development programs or leases.

PRINCIPAL HOLDERS OF SECURITIES

     The following table sets forth the name, address and percentage of ownership of each person that to the knowledge of the Fund owns of record or beneficially 5 percent or more of the shares of the Fund as of November 13, 1995:

                              Percentage
Name and Address of 5% Owner  of Ownership

Class A
Oppenheimer & Co., Inc.       6.54%
FBO 020-89355-10
P.O. Box 3484
Church Street Station
New York, NY 10008-3484

Oppenheimer & Co., Inc.       6.52%
FBO 066-12241-13
P.O. Box 3484
Church Street Station
New York, NY 10008-3484

Jeffrey G. Whittington        6.52%
P.O. Box 1367
Wainscott, NY 11975-1367

                          TRUSTEES AND OFFICERS

     The Fund is a series portfolio of Oppenheimer Quest for Value Funds (the "Trust"). The Trustees and Officers of the Trust (except other officers/portfolio managers of other portfolios of the Trust), and their principal occupations during the past five years, are set forth below. Trustees who are "interested persons", as defined in the 1940 Act, are denoted by an asterisk. The business address of each is Two World Trade Center, New York, New York 10048, except as noted. As of November 13, 1995, the Trustees and Officers of the Fund as a group owned less than 1% of the Fund's outstanding shares.

Bridget A. Macaskill, Chairman of the Board of Trustees and President*;
Age: 47.
Chief Executive Officer of Oppenheimer Management Corporation (the "Manager"); President and Chief Operating Officer of the Manager; prior thereto, Chief Operating Officer of the Manager and Executive Vice President of the Manager. Vice President and a Director of Oppenheimer Acquisition Corp., Director of Oppenheimer Partnership Holdings, Inc., Chairman and a Director of Shareholder Services, Inc., Director of Main Street Advisers, Inc., and Director of HarbourView Asset Management Corporation, all of which are subsidiaries of the Manager; a Trustee of certain Oppenheimer funds.

[FN]
-----------
*A Trustee who is an "interested person" as defined in the Investment Compoany Act.

Paul Y. Clinton, Trustee; Age: 64
946 Morris Avenue, Bryn Mawr, Pennsylvania 19010
Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; formerly President of Essex Management Corporation, a management consulting company; Trustee of Capital Cash Management Trust, Prime Cash Fund and Short Term Asset Reserves, each of which is a money-market fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., and Quest Cash Reserves, Inc. and Trustee of Quest For Value Accumulation Trust, all of which are open-end investment companies. Formerly a general partner of Capital Growth Fund, a venture capital partnership; formerly a general partner of Essex Limited Partnership, an investment partnership; formerly President of Geneve Corp., a venture capital fund; formerly Chairman of Woodland Capital Corp., a small business investment company; formerly Vice President of W.R. Grace & Co.

Thomas W, Courtney, Trustee; Age: 62
P.O. Box 580, Sewickley, Pennsylvania 15143
Principal of Courtney Associates, Inc., a venture capital firm; former General Partner of Trivest Venture Fund, a private venture capital fund; former President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of Quest Cash Reserves, Inc., Oppenheimer Quest Value Fund, Inc. and Oppenheimer Quest Global Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust, all of which are open-end investment companies; former President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation.

Lacy B. Herrmann, Trustee; Age: 66
380 Madison Avenue, Suite 2300, New York, New York 10017
President and Chairman of the Board of Aquila Management Corporation, the sponsoring organization and Administrator and/or Sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Short Term Asset Reserves, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director or Trustee of Quest Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Quest Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, each of which is an open-end investment company; Trustee of Brown University.

George Loft, Trustee; Age: 80
51 Herrick Road
Sharon, Connecticut 06069
Private Investor; Director of Quest Cash Reserves, Inc., Oppenheimer Quest Value Fund, Inc. and Oppenheimer Quest Global Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, all of which are open-end investment companies, and Director of the Quest for Value Dual Purpose Fund, Inc., a closed-end investment company.

Robert C. Doll, Jr., Vice President; Age: 41
Executive Vice President and Director of Equity Investments of the Manager; an officer and Portfolio Manager of other Oppenheimer Funds.

Andrew J. Donohue, Secretary; Age: 45
Executive Vice President and General Counsel of the Manager and the Distributor; an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Treasurer; Age: 59
3410 South Galena Street Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView Asset Management Corporation; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial Asset Management Corporation, an investment advisory subsidiary of the Manager; Vice President, Treasurer and Secretary of the Transfer Agent and Shareholder Financial Services, Inc., a transfer agent subsidiary of the Manager; an officer of other Oppenheimer funds.

Robert Bishop, Assistant Treasurer; Age: 37
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age: 30
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; formerly a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers, Harriman Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

Robert G. Zack, Assistant Secretary; Age: 47
Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI, SFSI; an officer of other OppenheimerFunds.

     -- Remuneration of Trustees. All officers of the Trust and Ms. Macaskill, a Trustee, are officers or directors of the Manager and receive
no salary or fee from the Fund.   The following table sets forth the
aggregate compensation received by the non-interested Trustees during the fiscal year ended October 31, 1994 in the aggregate from the five funds (Oppenheimer Quest Small Cap Value Fund, Oppenheimer Quest Growth & Income Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Value Fund, Inc. and Oppenheimer Quest Global Value Fund, Inc.) for which OpCap Advisors is currently the Sub-Adviser and for which it was the investment manager during that period. The Fund commenced operations after October 31, 1994.

                               Pension or
                               Retirement
                               Benefits    Estimated    Total
                               Accrued as  Annual       Compensation
                               Part of Fund             Benefits Upon From
Fund
Name of Person                 Expenses    Retirement   Complex

Paul Y. Clinton                None        None         $18,900
Thomas W. Courtney             None        None         $18,900
Lacy B. Herrmann               None        None         $18,900
George Loft                    None        None         $18,900

     -- AMA Family of Funds Indemnification. In connection with the combination of each of the U.S. Government Income Fund and the Growth and Income Fund with a portfolio of AMA Family of Funds, Inc., each Fund has agreed to assume the obligation of such portfolio of the AMA Family of Funds to indemnify the directors of the AMA Family of Funds, Inc. to the fullest extent permitted by law and the By-Laws of the AMA Family of Funds, Inc.

     -- Unified Funds Indemnification. In connection with the combination of Growth and Income Fund with Unified Income Fund and Unified Mutual Shares, Growth and Income Fund has agreed to assume the obligation of Unified Income Fund and Unified Mutual Shares to indemnify the directors of such Unified Funds to the fullest extent permitted by law and the By-Laws of such Unified Funds.

                INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager and its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by MassMutual.
OAC is also owned in part by certain of the Manager^s directors and officers, some of whom also serve as officers of the Trust and one of whom (Ms. Macaskill) also serves as Trustee of the Trust.

     The Manager and the Trust has a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund^s portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

     The Investment Advisory Agreement. The Manager acts as investment adviser to the Fund pursuant to the terms of an Investment Advisory Agreement dated as of November 22, 1995.

     Under the Investment Advisory Agreement, the Manager acts as the investment adviser for the Fund and supervises the investment program of the Fund. The Investment Advisory Agreement provides that the Manager will provide administrative services for the Fund including the completion and maintenance of records, preparation and filing of reports required by the Securities and Exchange Commission, reports to shareholders and composition of proxy statements and registration statements required by Federal and state security laws. The Manager will furnish the Fund with office space, facilities and equipment and arrange for its employees to serve as officers of the Trust. The administrative services to be provided by the Manager under the Investment Advisory Agreement will be at its own expense except that Class A shares of the Fund will pay the Manager an annual fee of $25,000 for calculating the Fund^s daily net asset value.

     Expenses not assumed by the Manager under the Investment Advisory Agreement or paid by the Distributor will be paid by the Fund including interest, taxes, brokerage commissions, insurance premiums, compensation, expenses and fees of non-interested Trustees, legal and audit expenses, transfer agent and custodian fees and expenses, registration fees, expenses of printing and mailing reports and proxy statements to shareholders, expenses of shareholders meetings and non-recurring expenses including litigation. At present, only Class A shares of the Fund have been issued. In the event that shares of Class B and Class C are issued, the Fund will be responsible for bearing certain expenses attributable to the Fund but not to a particular class ("Fund Expenses"), including deferred organization expenses; taxes; registration fees; typesetting of prospectuses and financial reports required for distribution to shareholders; brokerage commissions; fees and related expenses of trustees or directors who are not interested persons; legal, accounting and audit expenses; custodian fees; insurance premiums; and trade association dues. Fund Expenses will be allocated based on the total net assets of each class. Each class of shares of each Fund will also be responsible for certain expenses attributable only to that class ("Class Expenses").
These Class Expenses may include distribution and service fees, transfer and shareholder servicing agent fees, professional fees, printing and postage expenses for materials distributed to current shareholders, state registration fees and shareholder meeting expenses. Such items are considered Class Expenses provided such fees and expenses relate solely to such Class. A portion of printing expenses, such as typesetting costs, will be divided equally among the Funds, while other printing expenses, such as the number of copies printed, will be considered Class Expenses.


     The Investment Advisory Agreement contains no expense limitation. However, independently of the Investment Advisory Agreement, the Manager has undertaken to reimburse the Fund to the extent that the total expenses of the Fund in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) exceeds the most stringent state regulatory limitation application to the Fund. At present, that limitation is imposed by California and limits expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million and 1.5% of average annual net assets in excess of $100 million.

     The payment of the management fee at the end of any month will be reduced or eliminated such that there will not be any accrued but unpaid liability under this expense limitation. The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of the Fund^s expenses under this undertaking would lower the Fund^s overall expense ratio and increase its total return during any period in which expenses are limited.

     The Investment Advisory Agreement provides that in the absence or willful misfeasance, bad faith, or gross negligence in the performance of its duty, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable from any loss resulting from a good faith or omission on its part with respect to any of its duties thereunder. The Investment Advisory Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment companies for which it may act as an investment advisor or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use "Oppenheimer" as part of its name may be withdrawn.

      For the services and facilities to be provided by the Manager under the Investment Advisory Agreement the Fund will pay a monthly fee computed as a percentage of the Fund^s average daily net assets at the rate of 1.00%.


     The Investment Advisory Agreement provides that the Manager may enter into sub advisory agreements with other affiliated or unaffiliated registered investment advisers in order to obtain specialized services for the Fund provided that the Fund is not required to pay any additional fees for such services. The Manager has retained OpCap Advisors (previously called Quest for Value Advisors) pursuant to a Subadvisory Agreement dated as of November 22, 1995 with respect to the Fund.

     The Investment Advisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in such Agreement, on June 22, 1995 and by the shareholders of the Fund at a meeting held for that purpose on November 3, 1995..

Fees Paid Under the Prior Investment Advisory Agreement

     OpCap Advisors served as investment adviser to the Fund from its inception until November 22, 1995. During the period November 8, 1994 (commencement of operations) to April 30, 1995, OpCap Advisors voluntarily waived its advisory fee of $10,942 and reimbursed the Fund for all other operating expenses of $12,607.

The Subadvisory Agreement

     The Subadvisory Agreement provides that OpCap Advisors shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. Under the Subadvisory Agreement, OpCap Advisors agrees not to change the Portfolio Manager of the Fund without the written approval of the Manager and to provide assistance in the distribution and marketing of the Fund. The Subadvisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in such agreement on June 22, 1995 and by the shareholders of the Fund at a meeting held for that purpose on November 3, 1995.

     Under the Subadvisory Agreement, the Manager will pay OpCap Advisors an annual fee payable monthly, based on the average daily net assets of the Fund, equal to 40% of the investment advisory fee collected by the Manager of the Fund based on the total net assets of the Fund as of the effective date of the Subadvisory Agreement (the "base amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the base amount.

     The Subadvisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, OpCap Advisors shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Subadvisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     Portfolio Transactions. Portfolio decisions are based upon recommendations of the portfolio manager and the judgment of the portfolio
managers.    The Fund will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices.

      The Investment Advisory Agreement and the Subadvisory Agreement contain provisions relating to the selection of broker-dealers ("brokers") for the Fund^s portfolio transactions. The Manager and the Subadvisor may use such brokers as may, in their best judgment based on all relevant factors, implement the policy of the Fund to achieve best execution of portfolio transactions. While the Manager need not seek advance competitive bidding or base its selection on posted rates, it is expected to be aware of the current rates of most eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board and the provisions of the Investment Advisory Agreement and the Subadvisory Agreement.

     The Investment Advisory Agreement and the Subadvisory Agreement also provide that, consistent with obtaining the best execution of the Fund^s portfolio transactions, the Manager and the Subadvisor, in the interest of the Fund, may select brokers other than affiliated brokers, because they provide brokerage and/or research services to the Fund and/or other accounts of the Manager or any Subadvisor. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager or the Subadvisor that the commissions are reasonable in relation to the services provided, viewed either in terms of that transaction or the Manager^s or the Subadvisor^s overall responsibilities to all its accounts. No specific dollar value need be put on the services, some of which may or may not be used by the Manager or the Subadvisor for the benefit of the Fund or other of its advisory clients. To show that the determinations were made in good faith, the Manager or any Subadvisor must be prepared to show that the amount of such commissions paid over a representative period selected by the Board was reasonable in relation to the benefits to the Fund. The Investment Advisory Agreement and the Subadvisory Agreement recognize that an affiliated broker-dealer may act as one of the regular brokers for the Fund provided that any commissions paid to such broker are calculated in accordance with procedures adopted by the Trust^s Board under applicable SEC rules.

     The Subadvisory Agreement permits OpCap Advisors to enter into "soft dollar" arrangements through the agency of third parties to obtain services for the Fund. Pursuant to these arrangements, OpCap Advisors will undertake to place brokerage business with broker-dealers who pay third parties that provide services. Any such "soft dollar" arrangements will be made in accordance with policies adopted by the Board of the Trust and in compliance with applicable law.

     Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to one or more of the funds and/or other accounts of the Manager or OpCap Advisors; information received in connection with directed orders of other accounts managed by the Manager or OpCap Advisors or its affiliates may or may not be useful to one or more of the funds managed by the Manager. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Manager or OpCap Advisors, to make available additional views for consideration and comparison, and to enable the Manager or OpCap Advisors to obtain market information for the valuation of securities held in the Fund's assets.

     Sales of shares of the Fund, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of portfolio transactions to dealers, but only in conformity with the price, execution and other considerations and practices discussed above. A Fund will not purchase any securities from or sell any securities to an affiliated broker-dealer including Oppenheimer & Co., Inc. ("Opco"), an affiliate of OpCap Advisors, acting as principal for its own account. OpCap Advisors currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of OpCap Advisors to cause purchase or sale transactions to be allocated among funds and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Manager or OpCap Advisors or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.

     The following table presents information as to the allocation of brokerage commissions paid by the Fund for the period from November 8, 1994 (commencement of operations) to April 30, 1995:



Brokerage Commissions Paid to OpcoTotal Amount of Transactions Where Brokerage Commissions Paid to Opco

Total Brokerage Commissions Paid
Dollar Amount
%
Dollar Amount
%

$8,197$3,38841%$1,664,38844%

During the period November 8, 1994 (commencement of operations) to April 30, 1995 the Fund directed brokerage transactions because of research services provided. The amount of such transactions was $57,195 and the related commissions were $194.

The Distributor. Under a General Distributor^s Agreement with the Trust dated as of November 22, 1995, the Distributor acts as the Trust^s principal underwriter in the continuous public offering of the Class A, Class B and Class C shares of each Fund but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders, are borne by the Distributor. For additional information about distribution of the Fund^s shares and the expenses connected with such activities, please refer to "Distribution and Service Plan" below.

                     DISTRIBUTION AND SERVICE PLANS

     The Fund entered into an Amended and Restated Distribution and Service Plan and Agreement as of November 22, 1995 (a "Plan") with Oppenheimer Funds Distributor, Inc. (the "Distributor") with respect to Class A shares (the "Plan"). The Plan was approved on June 22, 1995 by the Trustees, including the non-interested Trustees, and by the shareholders of the Fund at a meeting held for that purpose on November 3, 1995.

     The fees under the Plan consist of a service fee at the annual rate of .25% of the average net assets of the shares and a distribution fee which will be at the annual rate of .25% of the average net assets of Class A shares of the Fund.

     The Distributor is authorized under the Plan to pay broker dealers, banks or other entities (the "Recipients") that render assistance in the distribution of shares or provide administrative support with respect to shares held by customers. The service fee payments made under the Plan will compensate the Distributor and the Recipients for providing administrative support with respect to shareholder accounts. The distribution fee payments made under the Plans will compensate the Distributor and the Recipients for providing distribution assistance in connection with the sale of Fund shares.

     The Plan provides that payments may be made by the Manager or by the Distributor to the Recipients from their own resources or from borrowings. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

     The Plan may not be amended to increase materially the amount of payments to be made without the approval of the relevant class of shareholders of the Fund. All material amendments must be approved by the Independent Trustees.

     While the Plan is in effect, the Treasurer of the Trust shall provide separate written reports to the Trust^s Board of Trustees at least quarterly on the amount of all payments made pursuant to the Plan, the purpose for which the payment was made and the identity of each Recipient that received any such payment. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. The Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of such Independent Trustees.

     Under the Plan, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund^s Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount.

     The Plan will remain in effect only if its continuance is specifically approved at least annually by the vote of both a majority of the Trustees and a majority of the non-interested Trustees who have no direct or indirect individual financial interest in the operation of the Plan or any agreements related thereto (the "Qualified Trustees"). The Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by a vote of a majority of the relevant class of Shares of the Fund. In the event of such termination, the Board including the Qualified Trustees shall determine whether the Distributor is entitled to payment by the Fund of all or a portion of the service fee and/or the distribution fee with respect to shares sold prior to the effective date of such termination.

     The service fee and the distribution fee payable under the Plan are subject to reduction or elimination under the limits imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD Rules"). The Plan is intended to comply with NASD Rules and Rule 12b-1 adopted under the 1940 Act. Rule 12b-1 requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be committed to the discretion of the Qualified Trustees and that the Trustees receive quarterly reports on the payments made under the Plans and the purposes for those payments.

The Prior Plan. From the inception date of the Fund through November 22, 1995, OpCap Distributors served as Distributor to the Fund and provided distribution services pursuant to a plan adopted under the Investment
Company Act (the "Prior Plan").   Since the commencement of operations of
the Fund, the entire fee under the Prior Plan was waived by OpCap
Distributors.

     For the period November 8, 1994 (commencement of operations) to June 30, 1995, OpCap Distributors paid no distribution and service fees to OpCo with respect to the Fund.

                    DETERMINATION OF NET ASSET VALUE

     The net asset value per share of the Fund is determined each day the New York Stock Exchange (the "Exchange") is open, as of the close of the regular trading session of the Exchange (currently 4:00 p.m., Eastern
Time) that day, by dividing the value of the Fund's net assets by the total number of its shares outstanding. The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4, Labor Day, Thanksgiving and Christmas Day. It may also close on other days.
Although the legal rights of Class A, B and C shares are identical, the different expenses borne by each class may result in differing net asset values and dividends for each class.

     Securities listed on a national securities exchange or designated as national market system securities are valued at the last reported sale price on that day or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time of which the value is being ascertained. Securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under general supervision and responsibility of the Fund's Board of Trustees. Debt securities having remaining maturities in excess of sixty days when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Accumulated unrealized appreciation or depreciation on the sixty-first day, if any, is amortized to maturity.

     Concerning the valuation of an open short sale against-the-box, the Fund would value securities covering such a sale at the market price thereof and offset such value by the short position.

     Investors should be aware that because of the difference between the bid and asked prices of the over-the-counter securities which the Fund may invest in, there may be an immediate reduction in the net asset value of the shares of the Fund after the Fund has completed a purchase of such securities.

                    TOTAL RETURN AND TAX INFORMATION

Total Return Calculation. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual return that would result in 100% growth on a compounded basis in ten years.

     Total return information may be useful to investors in reviewing the Fund's performance. However, certain factors should be considered before using this information as a basis for comparison with alternative invest-ments. No adjustment is made for taxes payable on distributions. The total return for any given past period is not an indication or representation by the Fund of future rates of return on its shares. When comparing the Fund's total return with that of other alternatives, investors should understand that as the Fund is an equity fund seeking capital appreciation, its shares are subject to greater market risks than shares of funds having other investment objectives and that the Fund is designed for investors who are willing to accept greater risk of loss in the hope of realizing greater gains.

     Average annual total return is calculated according to the following formula:
               P (1+t)n = ERV

     Where: P = a hypothetical initial investment of $1,000 t = average annual total return n = number of years
          ERV = ending redeemable value of P at the end of each period.

     In addition to average annual returns, each class of shares of the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns and other performance information may be quoted numerically or in a table, graph, or similar illustration. Total returns may be quoted with or without taking the Fund's sales charge into account. Excluding the Fund's sales charge from a total return calculation produces a higher total return figure.

     The aggregate total return on an investment made in shares of the Fund sold at net asset value without a sales charge for the period November 8, 1994 (commencement of operations) to April 30, 1995 was 11.00%. If the maximum sales charge of 5.75% had been in effect during the period, the return would have been 4.62%. The annualization of interim performance may have a tendency to distort performance as it inputs a level of continuous performance which may have a positive or negative effect. Accordingly, only inception to date aggregate total return for the Fund is being shown. The total return for the period November 8, 1994 (commencement of operations) to April 30, 1995 reflects the waiver of management fees and the assumption of all expenses by OpCap Advisors. Without such waivers and expense assumptions, the total return for the Fund would have been lower.

     From time to time the Fund may refer in advertisements to rankings and performance statistics published by (1) recognized mutual fund performance rating services including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc.; (2) recognized indexes including but not limited to the Standard & Poor's Composite Stock Price Index, Standard & Poor^s 400 Mid-Cap Index, Consumer Price Index and Dow Jones Industrial Average; and (3) Money Magazine and other financial publications including magazines, newspapers and newsletters. Performance statistics may include total returns, measures of volatility, standard deviation or other methods of performance based on the method used by the publishers of the information. Advertising materials for the Fund may also compare the Fund's total return to money market fund yields and rates on certificates of deposit, U.S. Government Securities and corporate bonds, may compare growth stocks to value stocks and may refer to current or historic financial or economic trends or conditions.

     The performance of the Fund may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and rankings are prepared without regard to tax consequences. In addition to the mutual fund rankings, performance may be compared to mutual fund performance indices prepared by Lipper.

     From time to time, the Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

     The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies such as general principles of investing, asset allocation, diversification, risk tolerance; goal setting; and a questionnaire designed to help create a personal financial profile.

     Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on CPI), and combinations of various capital markets which may be used for comparative or illustrative purposes. The performance of these capital markets is based on the returns of different indices.

     The Distributor may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. The Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

     In advertising materials, the Distributor may reference or discuss its products and services, which may include: other Oppenheimer funds; retirement investing; brokerage products and services; the effects of dollar-cost averaging and saving for college; and the risks of market timing. In addition, the Distributor may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. The Distributor may also reprint, and use as advertising and sales literature, articles from, a quarterly newsletter provided free of charge to Oppenheimer fund shareholders.

     The Fund may present its fund number, Quotron number, CUSIP number, and discuss or quote their current portfolio manager.

     Volatility. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     Momentum Indicators indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

     The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     The Fund may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 28% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

Tax Status of the Fund's Dividends and Disbursements. The Federal tax treatment of the Fund's dividends and distributions is explained in the Prospectus under the caption "Tax Status." The Code provides for a 70% dividends-received deduction (the "deduction") by corporations. Special provisions are contained in the Code as to the eligibility of payments to shareholders made by mutual funds for the deduction. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments which the Fund has held for a minimum period, usually 46 days. It should also be noted that a shareholder will not be eligible for the deduction on dividends received with respect to shares which are held by the shareholder for 45 days or less. The Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all its ordinary income for that year and capital gain net income for the one year period ending on October 31 of that year.

                         ADDITIONAL INFORMATION

     Description of the Trust. The Trust was formed under the laws of Massachusetts on April 17, 1987. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders of the Fund have the right, upon the declaration in writing or vote by a majority of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of the Fund's outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders of that Fund for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

     When issued, shares of each class are fully paid and have no preemptive, conversion or other subscription rights. Each class of shares represents identical interests in the Fund's investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each class, (b) the effect of the respective sales charges, if any, for each class, (c) the distribution fees borne by each class, (d) the expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) the exchange privilege of each class. Upon liquidation of the Trust or the Fund, shareholders of each class of shares of the Fund are entitled to share pro rata in the net assets of that class available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

     The assets received by the Trust on the sale of shares of the Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Fund, and constitute the assets of the Fund. The assets of the Fund are required to be segregated on the Trust's books of account. Expenses not otherwise identified with a particular Fund will be allocated fairly among two or more Funds by the Board of Trustees. The Trust's Board of Trustees has agreed to monitor the portfolio transactions and management of each of the Funds and to consider and resolve any conflict that may arise.

     The Declaration of Trust contains an express disclaimer of shareholder liability for each Fund's obligations, and provides that each Fund shall indemnify any shareholder who is held personally liable for the obligations of that Fund. It also provides that each Fund shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of that Fund and shall satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Trust) to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to the relatively remote circumstance in which a Fund itself would be unable to meet the obligations described above.

     Possible Additional Portfolio Series. If additional Funds are created by the Board of Trustees, shares of each such Fund will be entitled to vote as a group only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees.

     Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of accountants. Approval of an investment management or distribution plan and a change in fundamental policies would be regarded as matters requiring separate voting by each Fund. The Rule contains provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Distribution Agreement. Under the General Distributors Agreement between the Trust and the Distributor, the Distributor acts as the Trust^s agent in the continuous public offering of the Fund^s shares. Expenses normally attributable to sales, other than those paid under the Plan, are borne by the Distributor.

Independent Auditors. KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York, are the independent auditors of the Fund. Their services include auditing the financial statements of the Fund as well as other related services.

Custodian.   State Street Bank and Trust Company acts as custodian of the assets of the Fund.

Transfer Agent and Shareholder Servicing Agent. Oppenheimer Shareholder Services, a subsidiary of the Manager, acts as transfer agent and shareholder servicing agent of the Trust.

Distribution Options. Shareholders may change their distribution options by giving the Transfer Agent three days prior notice in writing.

Shareholder Servicing Agent for Certain Shareholders. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, Inc. (which acted as the investment advisor to the AMA Family of Funds) who acquire shares of any former Quest Fund, and for former shareholders of the Unified Funds and Liquid Green Trusts, accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee, accounts which have a Money Manager brokerage account, and other accounts for which Unified Management Corporation is the dealer of record.

Retirement Plans. The Distributor may print advertisements and brochures concerning retirement plans, lump sum distributions, and 401-k plans. These materials may include descriptions of tax rules, strategies for reducing risk, and descriptions of the 401-k program offered by the Distributor. From time to time, hypothetical investment programs illustrating various tax-deferred investment strategies will be used in brochures, sales literature, and omitting prospectuses. The following example illustrates the general approaches that will be followed. These hypotheticals will be modified with different investment amounts, reflecting the amounts that can be invested in different types of retirement programs, different assumed tax rates, and assumed rates of return. They should not be viewed as indicative of past or future performance of any Oppenheimer product.


           Benefits of Long Term Tax-Free        Benefits of Long Term Tax-Free
               Compounding - Single Sum        Compounding - Periodic Investment
          Amount of Contribution: $100,000      Amount Invested Annually: $2,000
                       Rates of Return                     Rates of Return
Years 8.00%      10.00%    12.00%        Years 8.00%    10.00%   12.00%
                        Value at End                         Value at End
5     $  146,933 $  161,051$  176,234    5     $ 12,672 $ 13,431 $ 14,230
10    $  215,892 $  259,374$  310,585    10    $ 31,291 $ 35,062 $ 39,309
15    $  317,217 $  417,725$  547,357    15    $ 58,649 $ 69,899 $ 83,507
20    $  466,096 $  672,750$  964,629    20    $ 98,846 $126,005 $161,397
25    $  684,848 $1,083,471$1,700,006    25    $157,909 $216,364 $298,668
30    $1,006,266 $1,744,940$2,995,992    30    $244,692 $361,887 $540,585



Comparison of Taxable and Tax-Free Investing - Periodic Investments (Assumed Tax Rate: 28%)
Amount of Annual Contribution (Pre-Tax): $2,000   Annual Contribution (After Tax): $1,440
             Tax Deferred Rates of Return           Fully Taxed Rates of Return
Years 8.00%      10.00%    12.00%        Years 5.76%    7.20%    8.64%
                          Value at End                          Value at End
5     $ 12,672   $ 13,431  $ 14,230      5     $  8,544 $  8,913 $  9,296
10    $ 31,291   $ 35,062  $ 39,309      10    $ 19,849 $ 21,531 $ 23,364
15    $ 58,649   $ 69,899  $ 83,507      15    $ 34,807 $ 39,394 $ 44,654
20    $ 98,846   $126,005  $161,397      20    $ 54,598 $ 64,683 $ 76,874
25    $157,909   $216,364  $298,668      25    $ 80,785 $100,485 $125,635
30    $244,692   $361,887  $540,585      30    $115,435 $151,171 $199,492


[/TABLE]
[CAPTION]
         Comparison of Tax Deferred Investing -- Deducting Taxes at End
                        (Amount of Tax Rate as End: 28%)
                      Amount of Annual Contribution: $2,000

                                  Tax Deferred Rates of Return
                   Years   8.00%    10.00%    12.00%
                                            Value at End
                   [S]     [C]      [C]       [C]
                   5       $ 11,924 $ 12,470  $ 13,046
                   10      $ 28,130 $ 30,485  $ 33,903
                   15      $ 50,627 $ 58,728  $ 68,525
                   20      $ 82,369 $101,924  $127,406
                   25      $127,694 $169,782  $229,041
                   30      $192,978 $277,359  $406,021
[/TABLE]

                          APPENDIX A -- RATINGS

Description of Moody's corporate ratings

     Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, (i.e.; they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judges to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times.
Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

     Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of S&P's corporate ratings

     AAA.  Debt rated AAA has the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     BBB. Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

     B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating

     CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C. The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI. The rating CI is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. The
D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


Description of Commercial Paper Ratings

     Commercial paper rated Prime-1 by Moody's are judged by Moody's to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assess-ment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

     Duff & Phelps' short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

              PRINCIPAL
                AMOUNT
                              VALUE
             -----------
                          ------------
                              U.S. GOVERNMENT AGENCY-11.4%
              $340,000        Federal Farm Credit Bank
                                  5.86%, 5/03/95

(cost--$339,890)............................................
$339,890

                          ------------
                              SHORT-TERM CORPORATE NOTE-11.3%
                              MISCELLANEOUS FINANCIAL SERVICES
              $340,000        Federal National Mortgage Association
                                  5.86%, 5/09/95

(cost--$339,557)............................................
$339,557

                          ------------
                SHARES        COMMON STOCKS-75.8%
             ------------
                              AEROSPACE-5.1%
                 8,300        Coltec Industries, Inc.*
 .......................................         $151,475

                          ------------
                              CASINOS/GAMING-5.0%
                 3,900        Promus Companies, Inc.*
 ........................................          150,150

                          ------------
                              CONTAINERS-4.6%
                 3,200        Sealed Air Corp.*
 ..............................................          136,800

                          ------------
                              DRUGS & MEDICAL PRODUCTS-3.3%
                 5,000        Alza Corp.*
 ....................................................           97,500

                          ------------
                              ENTERTAINMENT-5.0%
                 3,700        King World Productions, Inc.*
 ..................................          148,925

                          ------------
                              HEALTHCARE SERVICES-4.5%
                 3,200        Columbia/HCA Healthcare Corp.
 ..................................          134,400

                          ------------
                              INSURANCE-22.9%
                 6,000        EXEL Ltd.
 ......................................................          273,000
                 5,000        Mid Ocean Ltd.*
 ................................................          143,125
                 7,100        Progressive Corp., Ohio
 ........................................          268,025

                          ------------

                               684,150

                          ------------
                              MISCELLANEOUS FINANCIAL SERVICES-11.2%
                 9,000        Countrywide Credit Industries, Inc.
 ............................          165,375
                 9,500        North American Mortgage Co.
 ....................................          171,000

                          ------------

                               336,375

                          ------------
                              OIL/GAS-5.3%
                 4,100        Triton Energy Corp.*
 ...........................................          157,850

                          ------------
                              TOBACCO/BEVERAGES/FOOD PRODUCTS-4.2%
                 4,500        UST, Inc.
 ......................................................          126,562

                          ------------
                              TOYS/GAMES/HOBBY-4.7%
                 4,400        Hasbro, Inc.
 ...................................................          139,700

                          ------------
                              Total Common Stocks

(cost--$2,044,358)..........................................
$2,263,887

                          ------------
        Total Investments
            (cost--$2,723,805)........................................
       98.5%                $2,943,334

        Other Assets in Excess of
           Other Liabilities..........................................
        1.5                     45,175

  ---------               ------------
        TOTAL NET ASSETS..............................................
      100.0%                $2,988,509

  ---------               ------------

  ---------               ------------

         *Non-income producing security.

          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         QUEST FOR VALUE FAMILY OF FUNDS
                               OFFICERS FUND
              STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                               APRIL 30, 1995

                                   ASSETS

  Investments, at value (cost--$2,723,805).................... $2,943,334
  Cash........................................................     20,727
  Receivable for shares of beneficial interest sold...........     37,520
  Receivable from adviser.....................................     12,606
  Deferred organization expenses..............................      6,850
  Dividends receivable........................................      2,241
  Prepaid expenses............................................        684
                                                               ----------
    Total Assets..............................................
   $3,023,962

                                 LIABILITIES

  Payable for shares of beneficial interest redeemed..........     16,869
  Deferred organization expenses payable......................      7,572
  Other payables and accrued expenses.........................     11,012
                                                               ----------
    Total Liabilities.........................................
       35,453

   ----------
                                  NET ASSETS

  Shares of beneficial interest at par........................      2,703
  Paid-in-surplus.............................................  2,718,398
  Accumulated undistributed net investment income.............     15,542
  Accumulated undistributed net realized gain on investments..     32,337
  Net unrealized appreciation on investments..................    219,529
                                                               ----------
    Total Net Assets..........................................
   $2,988,509

   ----------

   ----------
      Shares of beneficial interest outstanding (unlimited
        authorized, $.01 par value per share).................    270,289
                                                               ----------
      Net asset value per share...............................     $11.06
                                                               ----------
                                                               ----------



              SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------
--------

                      QUEST FOR VALUE FAMILY OF FUNDS
                               OFFICERS FUND
                    STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE PERIOD NOVEMBER 8, 1994 (COMMENCEMENT OF OPERATIONS) TO APRIL 30,
1995



  INVESTMENT INCOME:
    Interest................................................   $ 12,086
    Dividends...............................................     10,922
                                                               --------
      Total investment income...............................
         $23,008

  EXPENSES:
    Investment advisory fee (note 2a).......................   $ 10,942

    Auditing, consulting and tax return preparation fees....      4,131

    Custodian fees..........................................      3,000

    Transfer and dividend disbursing agent fees.............      1,378

    Reports and notices to shareholders.....................        972

    Registration fees.......................................        952

    Legal fees..............................................        729

    Amortization of deferred organization expenses (note 1c)        722

    Miscellaneous...........................................        723

                                                               --------

      Total operating expenses..............................     23,549

      Less: Investment advisory fees waived and
       expense reimbursements (note 2a).....................    (23,549)

                                                               --------

        Net operating expenses..............................
               0


        --------
        Net investment income...............................
          23,008

        --------

  REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS - NET:
    Net realized gain on investments.........................
        $ 32,337
    Net unrealized appreciation on investments...............
         219,529

        --------
    Net realized gain and net unrealized appreciation
     on investments..........................................
         251,866

        --------
    Net increase in net assets resulting from operations.....
        $274,874

        --------

        --------

                   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------
--------

                        QUEST FOR VALUE FAMILY OF FUNDS
                                OFFICERS FUND
               STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
 FOR THE PERIOD NOVEMBER 8, 1994 (COMMENCEMENT OF OPERATIONS) TO APRIL 30,
1995

  OPERATIONS
   Net investment income.............................................
  $23,008
   Net realized gain on investments..................................
   32,337
   Net unrealized appreciation on investments........................
  219,529

----------
     Net increase in net assets resulting from operations............
  274,874

----------
  DIVIDENDS TO SHAREHOLDERS OF BENEFICIAL INTEREST
   Net investment income ($.037 per share)...........................
   (7,466)

----------
  SHARE TRANSACTIONS OF BENEFICIAL INTEREST
   Net proceeds from sales...........................................
2,928,833
   Reinvestment of dividends.........................................
    7,226
   Cost of shares redeemed...........................................
 (214,958)

----------
      Net increase in net assets from share transactions of
        beneficial interest..........................................
2,721,101

----------
      Total increase in net assets...................................
2,988,509

  NET ASSETS:
    Beginning of period..............................................
        0

----------
    End of period (including undistributed net investment income of $15,542)..................................................
$2,988,509

----------

----------
  SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED
   Issued............................................................
  289,659
   Issued from reinvestment of dividends.............................
      713
   Redeemed..........................................................
  (20,083)

----------
     Net increase....................................................
  270,289

----------



               SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------
--------

                            QUEST FOR VALUE FAMILY OF FUNDS
                                    OFFICERS FUND
                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                   APRIL 30, 1995

(1)  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Quest for Value Officers Fund (the "Fund") is one of nine portfolios currently in the Quest for Value Family of Funds, a Massachusetts business trust. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and commenced operations on November 8, 1994. Quest for Value Advisors (the "Adviser")
serves as the Fund's investment adviser and   provides accounting and
administrative services to the Fund. Quest for Value Distributors (the "Distributor") serves as the Fund's distributor. Both the Advisor and Distributor are majority-owned (99%) subsidiaries of Oppenheimer Capital.

    The Fund is authorized to issue three separate classes of shares;
Class
A, Class B and Class C shares. Initially, only shares of Class A will be offered to officers, directors (trustees) and employees of Oppenheimer Capital and its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan for any of them. Shares of each Class represent an identical interest in the investment portfolio of the Fund, and generally have the same rights, but are offered under different sales charge and distribution fee arrangements. Furthermore, Class B shares will automatically convert to Class A shares of the same fund eight years after their respective purchase.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

   (a) VALUATION OF INVESTMENTS

   Investment securities listed on a national securities exchange and
securities traded in the over-the-counter   National Market System are
valued
at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at their last quoted bid price.

Other securities traded over-the-counter and not part of the National
Market
System are valued at the last quoted bid price. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.

   (b) FEDERAL INCOME TAXES

   It is the Fund's policy to comply with the requirements of the Internal

Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders; accordingly, no Federal income tax provision is required.

   (c) DEFERRED ORGANIZATION EXPENSES

   Costs incurred by the Fund in connection with its organization approximated $7,600. These costs have been deferred and are being amortized to expense on a straight line basis over sixty months from commencement of operations.

   (d) SECURITIES TRANSACTIONS AND OTHER INCOME

   Security transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

   (e) DIVIDENDS AND DISTRIBUTIONS

   It is the Fund's policy to declare and pay dividends from net investment income and to make distributions from net realized capital gains annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date.

(2) INVESTMENT ADVISORY FEE, DISTRIBUTION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   (a) The investment advisory fee is payable monthly to the Adviser and is computed as percentage of the Fund's net assets as of the close of business each day at an annual rate of 1.00%.

   For the period November 8, 1994 (commencements of operations) to April
30,
1995, the Adviser has voluntarily waived its investment advisory fee of $10,942 and reimbursed the Fund for all other operating expenses of $12,607.

                           QUEST FOR VALUE FAMILY OF FUNDS
                                     OFFICERS FUND
                NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
                                    APRIL 30, 1995

   (b) The Fund has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to which the Fund is permitted to compensate the Distributor in connection with the distribution of shares of beneficial interest. Under the Plan, the Distributor may enter into agreements with securities dealers and other financial institutions and organizations to obtain various sales-related services in rendering distribution assistance. To compensate the Distributor for the services it and other dealers under the Plan provide and for the expenses they bear under the Plan, the Fund pays the Distributor compensation accrued daily and payable monthly at an annual rate of .25% of average daily net assets for Class A. Class A also pays a service fee at an annual rate of .25%. Compensation for Class B and Class

C shares of the Fund is at an annual rate of .75% of average daily net assets. The Fund's Class B and Class C shares also pay a service fee at an annual rate of .25%. Distribution and service fees may be paid by the Distributor to broker dealers or others for providing personal service, maintenance of accounts and ongoing sales or shareholder support functions in connection with the distribution of shares of beneficial interest. While payments under the Plan may not exceed the stated percentage of average daily net assets on an annual basis, the payments are not limited to the amounts actually incurred by the Distributor.

   For the period November 8, 1994 (commencement of operations) to April
30,
1995, the Distributor has   waived any and all distribution-related
expenses
without compensation from the Fund.

   (c) Total brokerage commissions paid by the Fund amounted to $8,197 of which $3,388 was paid to Oppenheimer & Co., Inc., an affiliate of the Adviser.

(3) PURCHASES AND SALES OF SECURITIES

   For the period November 8, 1994 (commencement of operations) to April
30,
1995, purchases and sales of investment securities, other than short-term securities, aggregated $3,128,430 and $1,116,416, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR
FEDERAL
    INCOME TAX PURPOSES

   At April 30, 1995, the cost of investments for Federal income tax purposes was the same as the cost of investments for financial statement purposes.

Aggregate gross unrealized appreciation (all investments in which there is an excess of value over tax cost) amounted to $250,264 and aggegrate gross unrealized depreciation (all investments in which there is an excess of tax cost over value) amounted to $30,735, resulting in net unrealized appreciation of $219,529.

                          QUEST FOR VALUE FAMILY OF FUNDS
                                  OFFICERS FUND
                          FINANCIAL HIGHLIGHTS (UNAUDITED)
           NOVEMBER 8, 1994 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1995

 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

     Net Asset Value, beginning of
period.......................................       $10.00 (1)

         -----------
     Net investment
income......................................................         0.10

     Net realized and unrealized gain on
investments............................         1.00

         -----------
        Total from investment
operations........................................         1.10

     Dividends to shareholders from net investment
income.......................        (0.04)

         -----------

     Net Asset Value, end of
period.............................................       $11.06

         -----------

         -----------

     Total investment
return*...................................................        11.00%

         -----------

     Net assets, end of
period..................................................   $2,988,509

         -----------

     Ratio of net operating expenses to average net
assets......................         0.00%(2,3,4)

         -----------

     Ratio of net investment income to average net
assets.......................         2.10%(2,3,4)

         -----------

     Portfolio turnover
rate....................................................           60%

         -----------

-----------------------------------------------------------------------
--------
 (1)  Offering price.
 (2) During the period presented above, the Adviser has voluntarily waived all of its fees and reimbursed the Fund for all of its operating expenses. If such waivers and reimbursements had not been in effect, the
      annualized ratio of net operating expenses to average daily net assets and the annualized ratio of net investment income to average daily net assets would have been 2.15% and (.05%), respectively.
 (3) Average net assets for the period November 8, 1994 (commencement of operations) to April 30, 1995 were $2,295,379.
 (4)  Annualized.
  * Assumes reinvestment of all dividends. Aggregate (not annualized) total return is shown.

Oppenheimer Quest Officers Value Fund
Two World Trade Center
New York, NY 10048-0203
1-800-525-7048

Investment Adviser
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Sub-Adviser
OpCap Advisors
One World Financial Center
New York, New York 10281

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

Independent Auditors
KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

Legal Counsel
Gordon Altman Butowsky Weitzen
  Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Additional Statement, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state. LOF23/QUEST/OFCR-SAI.B#1




                                 Part C

                            Other Information


Item 24.  Financial Statements and Exhibits
-------   ---------------------------------

     (a)  Financial Statements:
          --------------------

          Included in the Prospectus:

               Financial Highlights

          Included in Part B:

          Growth and Income, Small Capitalization and Opportunity Funds:

               Audited Financials: Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets for the two fiscal years ended October 31, 1994, Notes to Financial Statements, Financial Highlights, and Report of Independent Accountants for the fiscal year ended October 31, 1994.

               Unaudited Financials: Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations; Statement of Changes in Net Assets, Notes to Financial Statements and Financial Highlights for the six month period ended April 30, 1995.

          Officers Fund:

               Unaudited Financials: Schedule of Investments, Statement of Assets and Liabilities, Statement of Changes in Net Assets, Notes to Financial Statements and Financial Highlights for the period November 8, 1994 (commencement of operations) to April 30, 1995.

          Included in Part C:

               None

     (b)  Exhibits:
          --------

          (1) Declaration of Trust, Amendment No. 3: Previously filed with Post-Effective Amendment No. 33.

          (2) By-laws of Registrant: Previously filed with Post-Effective Amendment No. 33.

          (3)  Not Applicable.

          (4)  Not Applicable.

          (5)  (a)  Investment Advisory Agreement: : To be filed by
Amendment.

               (b) (1) Subadvisory Agreement with respect to the Small Capitalization Fund: To be filed by Amendment.

                    (2) Subadvisory Agreement with respect to the Growth and Income Fund: To be filed by Amendment.

                    (3) Subadvisory Agreement with respect to the Opportunity Fund: To be filed by Amendment.

                    (4) Subadvisory Agreement with respect to the Officers Fund: To be filed by Amendment.

          (6)  (a)  General Distributor^s Agreement: To be filed by
Amendment.

               (b) (1) Form of Dealer Agreement of Oppenheimer Funds Distributor, Inc.: Filed with Post-Effective Amendment No. 14 of
Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

                    (2) Form of Oppenheimer Funds Distributor, Inc. Broker Agreement: Filed with Post-Effective Amendment No. 14 of
Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

                    (3) Form of Oppenheimer Funds Distributor, Inc. Agency Agreement: Filed with Post-Effective Amendment No. 14 of
Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

                    (4) Broker Agreement between Oppenheimer Funds Distributor, Inc. and Newbridge Securities dated 10/1/86: Previously filed with Post-Effective Amendment No. 25 of Oppenheimer Special Fund (Reg. No. 2-45272), 11/1/86, refiled with Post-Effective Amendment No. 45 of Oppenheimer Special Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

          (7)  Not Applicable.

          (8) Custody Agreement: Previously filed as Exhibit 8 to Post-Effective Amendment No. 6.

          (9)  Not Applicable.

          (10) Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable: Previously filed with Post-Effective Amendment No. 33.

          (11) Consent of Independent Accountants: Filed herewith.

          (12) Not Applicable.

          (13) Agreement relating to initial capital: Previously filed with Post-Effective Amendment No. 33.

          (14) (1)  Form of Individual Retirement Account Trust Agreement:
Filed as Exhibit 14 of Post-Effective Amendment No. 21 of Oppenheimer U.S. Government Trust (Reg. No. 2-76645), 8/25/93, and incorporated herein by reference.

               (2) Form of prototype Standardized and Non-Standardized Profit-Sharing Plan and Money Purchase Pension Plan for self-employed persons and corporations: Filed with Post-Effective Amendment No. 3 of Oppenheimer Global Growth & Income Fund (File No. 33-33799), 1/31/92, and refiled with Post-Effective Amendment No. 7 to the Registration Statement of Oppenheimer Global Growth & Income Fund (Reg. No. 33-33799), 12/1/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

               (3) Form of Tax-Sheltered Retirement Plan and Custody Agreement for employees of public schools and tax-exempt organizations:
Filed with Post-Effective Amendment No. 47 to the Registration Statement of Oppenheimer Growth Fund (Reg. No. 2-45272), 10/21/94, and incorporated herein by reference.

               (4) Form of Simplified Employee Pension IRA: Filed with Post-Effective Amendment No. 42 to the Registration Statement of
Oppenheimer Equity Income Fund (Reg. No. 2-33043), 10/28/94, and incorporated herein by reference.

               (5) Form of SAR-SEP Simplified Employee Pension IRA: Filed with Post-Effective Amendment No. 19 of Oppenheimer Fund, 3/1/94, and incorporated herein by reference.

               (6) Form of Prototype 401(k) plan: Filed with Post-Effective Amendment No. 7 to the Registration Statement of Oppenheimer Strategic Income & Growth Fund (33-47378), 9/28/95, and incorporated herein by reference.

               (7) Prototype Trust Consultants, Inc. 401(k) Plan: : To be filed by Amendment.

          (15) (a) (1) Amended and Restated Distribution and Service Plan and Agreement with respect to Class A shares of the Growth and Income
Fund: To be filed by Amendment.

                    (2) Amended and Restated Distribution and Service Plan and Agreement with respect to Class A shares of the Opportunity Fund:
To be filed by Amendment.

                    (3) Amended and Restated Distribution and Service Plan and Agreement with respect to Class A shares of the Small
Capitalization Fund: To be filed by Amendment.

                    (4) Amended and Restated Distribution and Service Plan and Agreement with respect to Class A shares of the Officers Fund:
To be filed by Amendment.

               (b) (1) Amended and Restated Distribution and Service Plan and Agreement with respect to Class B shares of the Growth and Income
Fund: To be filed by Amendment.

                    (2) Amended and Restated Distribution and Service Plan and Agreement with respect to Class B shares of the Opportunity Fund:
To be filed by Amendment.

                    (3) Amended and Restated Distribution and Service Plan and Agreement with respect to Class B shares of the Small
Capitalization Fund: To be filed by Amendment.

                    (4) Amended and Restated Distribution and Service Plan and Agreement with respect to Class B shares of the Officers Fund:
To be filed by Amendment.

               (c) (1) Amended and Restated Distribution and Service Plan and Agreement with respect to Class C shares of the Growth and Income
Fund: To be filed by Amendment.

                    (2) Amended and Restated Distribution and Service Plan and Agreement with respect to Class C shares of the Opportunity Fund:
To be filed by Amendment.

                    (3) Amended and Restated Distribution and Service Plan and Agreement with respect to Class C shares of the Small
Capitalization Fund: To be filed by Amendment.

                    (4) Amended and Restated Distribution and Service Plan and Agreement with respect to Class C shares of the Officers Fund:
To be filed by Amendment.

          (16) (1) Performance Computation Schedule of Oppenheimer Quest Growth & Income Value Fund: Filed herewith.

               (2) Performance Computation Schedule of Oppenheimer Quest Opportunity Value Fund: Filed herewith.

               (3) Performance Computation Schedule of Oppenheimer Quest Small Cap Value Fund: Filed herewith.

               (4) Performance Computation Schedule of Oppenheimer Quest Officers Value Fund: Filed herewith.

          (17) (1)  Financial Data Schedule for Class A shares of
Oppenheimer Quest Growth & Income Value Fund: Filed herewith.

               (2)  Financial Data Schedule for Class B shares of
Oppenheimer Quest Growth & Income Value Fund: Filed herewith.

               (3)  Financial Data Schedule for Class C shares of
Oppenheimer Quest Growth & Income Value Fund: Filed herewith.

               (4)  Financial Data Schedule for Class A shares of
Oppenheimer Opportunity Value Fund: Filed herewith.

               (5)  Financial Data Schedule for Class B shares of
Oppenheimer Opportunity Value Fund: Filed herewith.

               (6)  Financial Data Schedule for Class C shares of
Oppenheimer Opportunity Value Fund: Filed herewith.

               (7)  Financial Data Schedule for Class A shares of
Oppenheimer Small Cap Value Fund: Filed herewith.

               (8)  Financial Data Schedule for Class B shares of
Oppenheimer Small Cap Value Fund: Filed herewith.

               (9)  Financial Data Schedule for Class C shares of
Oppenheimer Small Cap Value Fund: Filed herewith.

               (10) Financial Data Schedule for Class A shares of
Oppenheimer Officers Value Fund: Filed herewith.

     --   Powers of Attorney and Certified Board Resolutions signed by
Registrant's Trustees: Filed herewith.

Item 25.  Persons Controlled by or Under Common Control with Registrant
-------   -------------------------------------------------------------

     No person is presently controlled by or under common control with Registrant.

Item 26.  Number of Holders of Securities
-------   -------------------------------
                                             Number of Record
                                             Holders as of
Title of Class                               November 13, 1995
--------------                               -----------------

Shares of Beneficial Interest

     Opportunity Value Fund - Class A             22,387
     Opportunity Value Fund - Class B             17,461
     Opportunity Value Fund - Class C              3,495

     Small Cap Value Fund - Class A               12,654
     Small Cap Value Fund - Class B                3,862
     Small Cap Value Fund - Class C                1,209

     Growth & Income Value Fund - Class A          1,536
     Growth & Income Value Fund - Class B            739
     Growth & Income Value Fund - Class C            212

     Officers Value Fund - Class A                   165

Item 27.  Indemnification
-------   ---------------

     See Registration Statement, Form N-1A, File No. 33-15489, July 1, 1987, Item No. 27, which is incorporated herein by reference.

Item 28.  Business and Other Connections of Investment Adviser
--------  ----------------------------------------------------

     (a) Oppenheimer Management Corporation is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts
A and B hereof and listed in Item 28(b) below.

     (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Oppenheimer Management Corporation is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name & Current Position
with Oppenheimer              Other Business and Connections
Management Corporation        During the Past Two Years
-----------------------       ------------------------------
Lawrence Apolito,             None.
Vice President

James C. Ayer, Jr.,           Vice President and Portfolio Manager of
Assistant Vice President      Oppenheimer Gold & Special Minerals Fund
                              and Oppenheimer Global Emerging Growth
                              Fund.

Victor Babin,                 None.
Senior Vice President

Robert J. Bishop              Assistant Treasurer of the Oppenheimer Funds
Assistant Vice President      (listed below); previously a Fund
                              Controller for Oppenheimer Management
                              Corporation (the "Manager").

Bruce Bartlett                Vice President and Portfolio Manager of
Vice President                Oppenheimer Total Return Fund, Inc.,
                              Oppenheimer Main Street Funds, Inc. and
                              Oppenheimer Variable Account Funds;
                              formerly a Vice President and Senior
                              Portfolio Manager at First of America
                              Investment Corp.

George Bowen                  Treasurer of the New York-based
Senior Vice President         Oppenheimer Funds; Vice President, Secretary
and Treasurer                 and Treasurer of the Denver-based
                              Oppenheimer Funds. Vice President and
                              Treasurer of Oppenheimer Funds Distributor,
                              Inc. (the "Distributor") and HarbourView
                              Asset Management Corporation
                              ("HarbourView"), an investment adviser
                              subsidiary of OMC; Senior Vice President,
                              Treasurer, Assistant Secretary and a
                              director of Centennial Asset Management
                              Corporation ("Centennial"), an investment adviser subsidiary of the Manager; Vice
                              President, Treasurer and Secretary of
                              Shareholder Services, Inc. ("SSI") and
                              Shareholder Financial Services, Inc.
                              ("SFSI"), transfer agent subsidiaries of
                              OMC; President, Treasurer and Director of
                              Centennial Capital Corporation; Vice
                              President and Treasurer of Main Street
                              Advisers.

Michael A. Carbuto,           Vice President and Portfolio Manager of
Vice President                Oppenheimer Tax-Exempt Cash Reserves,
                              Centennial California Tax Exempt Trust,
                              Centennial New York Tax Exempt Trust and
                              Centennial Tax Exempt Trust; Vice President of Centennial.

William Colbourne,            Formerly, Director of Alternative Staffing
Assistant Vice President      Resources, and Vice President of Human
                              Resources, American Cancer Society.

Lynn Coluccy, Vice President  Formerly Vice President\Director of
                              Internal Audit of the Manager.

O. Leonard Darling,           Formerly Co-Director of Fixed Income for
Executive Vice President      State Street Research & Management Co.

Robert A. Densen,             None.
Senior Vice President

Robert Doll, Jr.,             Vice President and Portfolio Manager of
Executive Vice President      Oppenheimer Growth Fund, Oppenheimer
                              Variable Account Funds, Oppenheimer Main
                              Street Funds, Inc. and Oppenheimer Target
                              Fund; Senior Vice President and Portfolio
                              Manager of Oppenheimer Strategic Income &
                              Growth Fund.

John Doney, Vice President    Vice President and Portfolio Manager of
                              Oppenheimer Equity Income Fund.

Andrew J. Donohue,            Secretary of the New York-based
Executive Vice President      Oppenheimer Funds; Vice President of the
& General Counsel             Denver-based Oppenheimer Funds; Executive
                              Vice President, Director and General
                              Counsel of the Distributor; formerly Senior
                              Vice President and Associate General
                              Counsel of the Manager and the Distributor.

Kenneth C. Eich,              Treasurer of Oppenheimer Acquisition
Executive Vice President/     Corporation
Chief Financial Officer

George Evans, Vice President  Vice President and Portfolio Manager of
                              Oppenheimer Variable Account Funds and
                              Oppenheimer Global Securities Fund.

Scott Farrar,                 Assistant Treasurer of the Oppenheimer
Assistant Vice President      Funds; previously a Fund Controller for the
                              Manager.

Katherine P.Feld              Vice President and Secretary of Oppenheimer
Vice President and            Funds Distributor, Inc.; Secretary of
Secretary                     HarbourView, Main Street Advisers, Inc. and
                              Centennial; Secretary, Vice President and
                              Director of Centennial Capital Corp.

Jon S. Fossel,                President and director of Oppenheimer
Chairman of the Board         Acquisition Corp. ("OAC"), the Manager's
and Director                  parent holding company; President, CEO and
                              a director of HarbourView; a director of SSI and SFSI; President, Director, Trustee, and Managing General Partner of the Denver-based Oppenheimer Funds; President and
                              Chairman of the Board of Main Street
                              Advisers, Inc.; formerly Chief Executive
                              Officer of the Manager.

Robert G. Galli,              Trustee of the New York-based
Vice Chairman                 Oppenheimer Funds; Vice President and
                              Counsel of OAC; formerly he held the
                              following positions: a director of the
                              Distributor, Vice President and a director of HarbourView and Centennial, a director of SFSI and SSI, an officer of other
                              Oppenheimer Funds and Executive Vice
                              President & General Counsel of the Manager and the Distributor.

Linda Gardner,                None.
Assistant Vice President

Ginger Gonzalez,              Formerly 1st Vice President/Director of
Vice President                Creative Services for Shearson Lehman
                              Brothers.


Mildred Gottlieb              Formerly served as a Strategy Consultant
Assistant Vice President      for the Private Client Division of Merrill
                              Lynch.

Dorothy Grunwager,            None.
Assistant Vice President

Caryn Halbrecht,              Vice President and Portfolio Manager of
Vice President                Oppenheimer Insured Tax-Exempt Fund and
                              Oppenheimer Intermediate Tax Exempt Fund;
                              an officer of other Oppenheimer Funds;
                              formerly Vice President of Fixed Income
                              Portfolio Management at Bankers Trust.

Barbara Hennigar,             President and Director of Shareholder
President and Chief           Financial Service, Inc.
Executive Officer of
Oppenheimer Shareholder
Services, a division of OMC.

Alan Hoden, Vice President    None.

Merryl Hoffman,               None.
Vice President

Scott T. Huebl,               None.
Assistant Vice President

Jane Ingalls,                 Formerly a Senior Associate with Robinson,
Assistant Vice President      Lake/Sawyer Miller.

Bennett Inkeles,              Formerly employed by Doremus & Company, an
Assistant Vice President      advertising agency.

Frank Jennings                Portfolio Manager of Oppenheimer Global
Vice President                Growth & Income Fund.  Formerly a Managing
                              Director of Global Equities at Paine
                              Webber's Mitchell Hutchins division.

Stephen Jobe,                 None.
Vice President

Heidi Kagan,                  None.
Assistant Vice President

Avram Kornberg,               Formerly a Vice President with Bankers
Vice President                Trust.

Paul LaRocco,                 Portfolio Manager of Oppenheimer Capital
Assistant Vice President      Appreciation Fund and Oppenheimer Variable
                              Account Funds; Associate Portfolio Manager of Oppenheimer Discovery Fund. Formerly a
                              Securities Analyst for Columbus Circle
                              Investors.

Mitchell J. Lindauer,         None.
Vice President

Loretta McCarthy,             None.
Senior Vice President

Bridget Macaskill,            Director and Trustee of the New York
President, Chief Executive    based Oppenheimer funds; Vice President
Officer and Director          and a Director of OAC; Director of
                              HarbourView; Director of Main Street
                              Advisers, Inc.; and Chairman of Shareholder
                              Services, Inc.

Sally Marzouk,                None.
Vice President

Marilyn Miller,               Formerly a Director of marketing for
Vice President                TransAmerica Fund Management Company.

Denis R. Molleur,             None.
Vice President

Kenneth Nadler,               None.
Vice President

David Negri,                  Vice President and Portfolio Manager of
Vice President                Oppenheimer Strategic Bond Fund,
                              Oppenheimer Multiple Strategies Fund,
                              Oppenheimer Asset Allocation Fund,
                              Oppenheimer Strategic Income Fund,
                              Oppenheimer Strategic Income & Growth Fund,
                              Oppenheimer High Income Fund, Oppenheimer
                              Variable Account Funds and Oppenheimer Bond
                              Fund; an officer of other Oppenheimer
                              Funds.

Barbara Niederbrach,          None.
Assistant Vice President

Stuart Novek,                 Formerly a Director Account Supervisor for
Vice President                J. Walter Thompson.

Robert A. Nowaczyk,           None.
Vice President

Robert E. Patterson,          Vice President and Portfolio Manager of
Senior Vice President         Oppenheimer Main Street California Tax-
                              Exempt Fund, Oppenheimer Insured Tax-Exempt
                              Fund, Oppenheimer Intermediate Tax-Exempt
                              Fund, Oppenheimer Florida Tax-Exempt Fund,
                              Oppenheimer New Jersey Tax-Exempt Fund,
                              Oppenheimer Pennsylvania Tax-Exempt Fund,
                              Oppenheimer California Tax-Exempt Fund,
                              Oppenheimer New York Tax-Exempt Fund and
                              Oppenheimer Tax-Free Bond Fund; Vice
                              President of the New York Tax-Exempt Income
                              Fund, Inc.; Vice President of Oppenheimer
                              Multi-Sector Income Trust.

Tilghman G. Pitts III,        Chairman and Director of the Distributor.
Executive Vice President
and Director

Jane Putnam,                  Associate Portfolio Manager of Oppenheimer
Assistant Vice President      Growth Fund and Oppenheimer Target Fund.
                              Vice President and Portfolio Manager for
                              Oppenheimer Variable Account Funds.
                              Formerly Fund; Senior Investment Officer and Portfolio Manager with Chemical Bank.

Russell Read,                 Formerly an International Finance Consultant
Vice President                for Dow Chemical.

Thomas Reedy,                 Vice President of Oppenheimer Multi-Sector
Vice President                Income Trust and Oppenheimer Multi-
                              Government Trust; an officer of other
                              Oppenheimer Funds; formerly a Securities
                              Analyst for the Manager.

David Robertson,              None.
Vice President

Adam Rochlin,                 Formerly a Product Manager for Metropolitan
Assistant Vice President      Life Insurance Company.

David Rosenberg,              Vice President and Portfolio Manager of
Vice President                Oppenheimer Limited-Term Government Fund
                              and Oppenheimer U.S. Government Trust.
                              Formerly Vice President and Senior
                              Portfolio Manager for Delaware Investment
                              Advisors.

Richard H. Rubinstein,        Vice President and Portfolio Manager of
Vice President                Oppenheimer Asset Allocation Fund,
                              Oppenheimer Fund and Oppenheimer Multiple
                              Strategies Fund; an officer of other
                              Oppenheimer Funds; formerly Vice President and Portfolio Manager/Security Analyst for
                              Oppenheimer Capital Corp., an investment adviser.

Lawrence Rudnick,             Formerly Vice President of Dollar Dry Dock
Assistant Vice President      Bank.

James Ruff,                   None.
Executive Vice President

Ellen Schoenfeld,             None.
Assistant Vice President

Diane Sobin,                  Vice President and Portfolio Manager of
Vice President                Oppenheimer Total Return Fund, Inc.
                              Oppenheimer Main Street Funds, Inc. and
                              Oppenheimer Variable Account Funds;
                              formerly a Vice President and Senior
                              Portfolio Manager for Dean Witter
                              InterCapital, Inc.

Nancy Sperte,                 None.
Senior Vice President

Donald W. Spiro,              President and Trustee of the New York-based
Chairman Emeritus             Oppenheimer Funds; formerly Chairman of the
and Director                  Manager and the Distributor.

Arthur Steinmetz,             Vice President and Portfolio Manager of
Senior Vice President         Oppenheimer Strategic Income Fund,
                              Oppenheimer Strategic Income & Growth Fund;
                              an officer of other Oppenheimer Funds.

Ralph Stellmacher,            Vice President and Portfolio Manager of
Senior Vice President         Oppenheimer Champion Income Fund and
                              Oppenheimer High Yield Fund; an officer of other Oppenheimer Funds.

John Stoma, Vice President    Formerly Vice President of Pension
                              Marketing with Manulife Financial.

James C. Swain,               Chairman, CEO and Trustee, Director or
Vice Chairman of the          Managing Partner of the Denver-based
Board of Directors            Oppenheimer Funds; President and a Director
and Director                  of Centennial; formerly President and
                              Director of OAMC, and Chairman of the Board of SSI.

James Tobin, Vice President   None.

Jay Tracey, Vice President    Vice President of the Manager; Vice
                              President and Portfolio Manager of
                              Oppenheimer Discovery Fund.  Formerly
                              Managing Director of Buckingham Capital
                              Management.

Gary Tyc, Vice President,     Assistant Treasurer of the Distributor and
Assistant Secretary           SFSI.
and Assistant Treasurer

Jeffrey Van Giesen            Formerly employed by Kidder Peabody Asset
Vice President                Management.

Ashwin Vasan,                 Vice President and Portfolio Manager of
Vice President                Oppenheimer Multi-Sector Income Trust,
                              Oppenheimer Multi-Government Trust and
                              Oppenheimer International Bond Fund; an
                              officer of other Oppenheimer Funds.

Valerie Victorson,            None.
Vice President

Dorothy Warmack,              Vice President and Portfolio Manager of
Vice President                Daily Cash Accumulation Fund, Inc.,
                              Oppenheimer Cash Reserves, Centennial
                              America Fund, L.P., Centennial Government
                              Trust and Centennial Money Market Trust;
                              Vice President of Centennial.

Christine Wells,              None.
Vice President

William L. Wilby,             Vice President and Portfolio Manager of
Senior Vice President         Oppenheimer Global Fund and Oppenheimer
                              Global Growth & Income Fund; Vice President of HarbourView; an officer of other
                              Oppenheimer Funds.

Susan Wilson-Perez,           None.
Vice President

Carol Wolf,                   Vice President and Portfolio Manager of
Vice President                Oppenheimer Money Market Fund, Inc.,
                              Centennial America Fund, L.P., Centennial
                              Government Trust, Centennial Money Market
                              Trust and Daily Cash Accumulation Fund,
                              Inc.; Vice President of Oppenheimer Multi-
                              Sector Income Trust; Vice President of
                              Centennial.

Robert G. Zack,               Associate General Counsel of the Manager;
Senior Vice President         Assistant Secretary of the Oppenheimer
and Assistant Secretary       Funds; Assistant Secretary of SSI, SFSI; an
                              officer of other Oppenheimer Funds.

Eva A. Zeff,                  An officer of certain Oppenheimer Funds;
Assistant Vice President      formerly a Securities Analyst for the
                              Manager.

Arthur J. Zimmer,             Vice President and Portfolio Manager of
Vice President                Centennial America Fund, L.P., Oppenheimer
                              Money Fund, Centennial Government Trust,
                              Centennial Money Market Trust and Daily
                              Cash Accumulation Fund, Inc.; Vice
                              President of Oppenheimer Multi-Sector
                              Income Trust; Vice President of Centennial;
                              an officer of other Oppenheimer Funds.

          The Oppenheimer Funds include the New York-based Oppenheimer Funds and the Denver-based Oppenheimer Funds set forth below:

          New York-based Oppenheimer Funds
          --------------------------------
          Oppenheimer Asset Allocation Fund
          Oppenheimer California Tax-Exempt Fund
          Oppenheimer Discovery Fund
          Oppenheimer Global Emerging Growth Fund
          Oppenheimer Global Fund
          Oppenheimer Global Growth & Income Fund
          Oppenheimer Gold & Special Minerals Fund
          Oppenheimer Growth Fund
          Oppenheimer Money Market Fund, Inc.
          Oppenheimer Multi-Government Trust
          Oppenheimer Multi-Sector Income Trust
          Oppenheimer Multi-State Tax-Exempt Trust
          Oppenheimer New York Tax-Exempt Fund
          Oppenheimer Fund
          Oppenheimer Target Fund
          Oppenheimer Tax-Free Bond Fund
          Oppenheimer U.S. Government Trust

          Denver-based Oppenheimer Funds
          ------------------------------
          Oppenheimer Cash Reserves
          Centennial America Fund, L.P.
          Centennial California Tax Exempt Trust
          Centennial Government Trust
          Centennial Money Market Trust
          Centennial New York Tax Exempt Trust
          Centennial Tax Exempt Trust
          Daily Cash Accumulation Fund, Inc.
          The New York Tax-Exempt Income Fund, Inc.
          Oppenheimer Champion Income Fund
          Oppenheimer Equity Income Fund
          Oppenheimer High Yield Fund
          Oppenheimer Integrity Funds
          Oppenheimer International Bond Fund
          Oppenheimer Limited-Term Government Fund
          Oppenheimer Main Street Funds, Inc.
          Oppenheimer Strategic Funds Trust
          Oppenheimer Strategic Income & Growth Fund
          Oppenheimer Tax-Exempt Fund
          Oppenheimer Total Return Fund, Inc.
          Oppenheimer Variable Account Funds

          The address of Oppenheimer Management Corporation, the New York-based Oppenheimer Funds, Oppenheimer Funds Distributor, Inc., Harbourview Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203.

          The address of the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer
Shareholder Services, Centennial Asset Management Corporation, Centennial Capital Corp., and Main Street Advisers, Inc. is 3410 South Galena Street, Denver, Colorado 80231.

Item 29.  Principal Underwriter
--------  ---------------------

     (a) Oppenheimer Funds Distributor, Inc. is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which Oppenheimer Management Corporation is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.

     (b) The directors and officers of the Registrant's principal underwriter are:

                                                            Positions and
Name & Principal            Positions & Offices             Offices with
Business Address            with Underwriter                Registrant
----------------            -------------------             -------------

Christopher Blunt           Vice President                  None
6 Baker Avenue
Westport, CT  06880

George Clarence Bowen+      Vice President & Treasurer      Treasurer

Julie Bowers                Vice President                  None
21 Dreamwold Road
Scituate, MA 02066

Peter W. Brennan            Vice President                  None
1940 Cotswold Drive
Orlando, FL 32825

Mary Ann Bruce*             Senior Vice President -         None
                            Financial Institution Div.

Robert Coli                 Vice President                  None
12 Whitetail Lane
Bedminster, NJ 07921

Ronald T. Collins           Vice President                  None
710-3 E. Ponce DeLeon Ave.
Decatur, GA  30030

Mary Crooks+                Vice President                  None

Paul Delli-Bovi             Vice President                  None
750 West Broadway
Apt. 5M
Long Beach, NY  11561

Andrew John Donohue*        Executive Vice                  Secretary
                            President & Director

Wendy H. Ehrlich            Vice President                  None
4 Craig Street
Jericho, NY 11753

Kent Elwell                 Vice President                  None
41 Craig Place
Cranford, NJ  07016

John Ewalt                  Vice President                  None
2301 Overview Dr. NE
Tacoma, WA 98422

Katherine P. Feld*          Vice President & Secretary      None

Mark Ferro                  Vice President                  None
43 Market Street
Breezy Point, NY 11697

Reed F. Finley              Vice President -                None
1657 Graefield              Financial Institution Div.
Birmingham, MI  48009

Wendy Fishler*              Vice President -                None
                            Financial Institution Div.

Wayne Flanagan              Vice President -                None
36 West Hill Road           Financial Institution Div.
Brookline, NH 03033

Ronald R. Foster            Senior Vice President -         None
11339 Avant Lane            Eastern Division Manager
Cincinnati, OH 45249

Patricia Gadecki            Vice President                  None
6026 First Ave. South,
Apt. 10
St. Petersburg, FL 33707

Luiggino Galleto            Vice President                  None
10239 Rougemont Lane
Charlotte, NC 28277

Mark Giles                  Vice President -                None
5506 Bryn Mawr              Financial Institution Div.
Dallas, TX 75209

Ralph Grant*                Vice President/National         None
                            Sales Manager - Financial
                            Institution Div.

Sharon Hamilton             Vice President                  None
720 N. Juanita Ave. - #1
Redondo Beach, CA 90277

Carla Jiminez               Vice President                  None
609 Chimney Bluff Drive
Mt. Pleasant, SC 29464

Michael Keogh*              Vice President                  None

Richard Klein               Vice President                  None
4011 Queen Avenue South
Minneapolis, MN 55410

Hans Klehmet II             Vice President                  None
26542 Love Lane
Ramona, CA 92065

Ilene Kutno*                Assistant Vice President        None

Wayne A. LeBlang            Senior Vice President -         None
23 Fox Trail                Director Eastern Div.
Lincolnshire, IL 60069

Dawn Lind                   Vice President -                None
7 Maize Court               Financial Institution Div.
Melville, NY 11747

James Loehle                Vice President                  None
30 John Street
Cranford, NJ  07016

Laura Mulhall*              Senior Vice President -         None
                            Director of Key Accounts

Charles Murray              Vice President                  None
50 Deerwood Drive
Littleton, CO 80127

Joseph Norton               Vice President                  None
1550 Bryant Street
San Francisco, CA  94103

Patrick Palmer              Vice President                  None
958 Blue Mountain Cr.
West Lake Village, CA 91362

Randall Payne               Vice President -                None
1307 Wandering Way Dr.      Financial Institution Div.
Charlotte, NC 28226

Gayle Pereira               Vice President                  None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit           Vice President                  None
22 Fall Meadow Dr.
Pittsford, NY  14534

Bill Presutti               Vice President                  None
664 Circuit Road
Portsmouth, NH  03801

Tilghman G. Pitts, III*     Chairman & Director             None

Elaine Puleo*               Vice President -                None
                            Financial Institution Div.

Minnie Ra                   Vice President -                None
109 Peach Street            Financial Institution Div.
Avenel, NJ 07001

Ian Robertson               Vice President                  None
4204 Summit Wa
Marietta, GA 30066

Robert Romano               Vice President                  None
1512 Fallingbrook Drive
Fishers, IN 46038

James Ruff*                 President                       None

Timothy Schoeffler          Vice President                  None
3118 N. Military Road
Arlington, VA 22207

Mark Schon                  Vice President                  None
10483 E. Corrine Dr.
Scottsdale, AZ 85259

Michael Sciortino           Vice President                  None
785 Beau Chene Dr.
Mandeville, LA 70448

James A. Shaw               Vice President -                None
5155 West Fair Place        Financial Institution Div.
Littleton, CO 80123

Robert Shore                Vice President -                None
26 Baroness Lane            Financial Institution Div.
Laguna Niguel, CA 92677

Peggy Spilker               Vice President -                None
2017 N. Cleveland, #2       Financial Institution Div.
Chicago, IL  60614

Michael Stenger             Vice President                  None
C/O America Building
30 East Central Pkwy
Suite 1008
Cincinnati, OH 45202

George Sweeney              Vice President                  None
1855 O'Hara Lane
Middletown, PA 17057

Scott McGregor Tatum        Vice President                  None
7123 Cornelia Lane
Dallas, TX  75214

Dave Thomas                 Vice President -                None
111 South Joliet Circle     Financial Institution Div.
#304
Aurora, CO  80112

Philip St. John Trimble     Vice President                  None
2213 West Homer
Chicago, IL 60647

Gary Paul Tyc+              Assistant Treasurer             None

Mark Stephen Vandehey+      Vice President                  None

Gregory K. Wilson           Vice President                  None
2 Side Hill Road
Westport, CT 06880

Bernard J. Wolocko          Vice President                  None
33915 Grand River
Farmington, MI 48335

William Harvey Young+       Vice President                  None

* Two World Trade Center, New York, NY 10048-0203
+ 3410 South Galena St., Denver, CO 80231

     (c)  Not applicable.

Item 30.  Location of Accounts and Records
--------  --------------------------------

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of both Oppenheimer Management Corporation at its offices at 3410 South Galena Street, Denver, Colorado 80231 and MassMutual at its offices at 1295 State Street, Springfield, Massachusetts 01111.

Item 31.  Management Services
-------   -------------------

     Not Applicable.

Item 32.  Undertakings
-------   ------------

     (a) Registrant hereby undertakes to assist shareholder communication in accordance with the provisions of Section 16 of the Investment Company Act of 1940 and to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest.

     (b)  Not applicable.

     (c) Registrant hereby undertakes to file a post-effective amendment containing financial statements for any series portfolio of Registrant, which need not be certified, within four to six months from the effective date of the registration statement with respect to such portfolio under the Securities Act of 1933.

     (d) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge, if the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders.

                               SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 22nd day of November, 1995.

                         OPPENHEIMER QUEST FOR VALUE FUNDS


                         By: /s/ Bridget A. Macaskill
                         -----------------------------------
                         Bridget A. Macaskill
                         Chairman of the Board and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signatures                  Title                     Date
----------                  -----                     ----

/s/ Bridget A Macaskill     Chairman of the Board,    November 22, 1995
-----------------------     President (Principal
Bridget A. Macaskill        Executive Officer) and
                            Trustee

/s/ George C. Bowen         Treasurer (Principal      November 22, 1995
-----------------------     Financial and Accounting
                            Officer)

/s/ Paul Y. Clinton         Trustee                   November 16, 1995
-----------------------
Paul Y. Clinton

/s/ Thomas W. Courtney      Trustee                   November 22, 1995
-----------------------
Thomas W. Courtney

/s/ Lacy B. Herrmann        Trustee                   November 22, 1995
-----------------------
Lacy B. Herrmann

/s/ George Loft             Trustee                   November 17, 1995
-----------------------
George Loft

                    OPPENHEIMER QUEST FOR VALUE FUNDS
                        Registration No. 33-15489


                     Post-Effective Amendment No. 35

                            Index to Exhibits
Exhibit
Number           Description
-------          -----------

24(b)(11)        Consent of Independent Accountants

24(b)(16)(1)     Performance Computation Schedule for Oppenheimer  Quest
                 Growth & Income Value Fund

24(b)(16)(2)     Performance Computation Schedule for Oppenheimer  Quest
                 Opportunity Value Fund

24(b)(16)(3)     Performance Computation Schedule for Oppenheimer  Quest
                 Small Cap Value Fund

24(b)(16)(4)     Performance Computation Schedule for Oppenheimer  Quest
                 Officers Value Fund

24(b)(17)(1)     Financial Data Schedule for Oppenheimer Quest Growth &
                 Income Value Fund, Class A

24(b)(17)(2)     Financial Data Schedule for Oppenheimer Quest Growth &
                 Income Value Fund, Class B

24(b)(17)(3)     Financial Data Schedule for Oppenheimer Quest Growth &
                 Income Value Fund, Class C

24(b)(17)(4)     Financial Data Schedule for Oppenheimer Quest
                 Opportunity Value Fund, Class A

24(b)(17)(5)     Financial Data Schedule for Oppenheimer Quest
                 Opportunity Value Fund, Class B

24(b)(17)(6)     Financial Data Schedule for Oppenheimer Quest
                 Opportunity Value Fund, Class C

24(b)(17)(7)     Financial Data Schedule for Oppenheimer Quest Small Cap
                 Value Fund, Class A

24(b)(17)(8)     Financial Data Schedule for Oppenheimer Quest Small Cap
                 Value Fund, Class B

24(b)(17)(9)     Financial Data Schedule for Oppenheimer Quest Small Cap
                 Value Fund, Class C

24(b)(17)(10)    Financial Data Schedule for Oppenheimer Quest Officers
                 Value Fund, Class A

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